As filed with the Securities and Exchange Commission on
                       April 26, 2002
                      Registration No.
        (Investment Company Act Registration No. 811-0058)

---------------------------------------------------------------------
                U.S. SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, D.C. 20549
                          ---------------
                             FORM N-14
                               ----

        REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                   Pre-Effective Amendment No. /  /
                   Post-Effective Amendment No. /  /

                               ----
                 (Check appropriate box or boxes)
                         ---------------

                 THE GEORGE PUTNAM FUND OF BOSTON
         (Exact Name of Registrant as Specified in Charter)

        One Post Office Square, Boston, Massachusetts 02109
           (Address of Principal Executive Offices)

                           617-292-1000
                 (Area Code and Telephone Number)

                         ---------------
                  JOHN R. VERANI, Vice President
                 THE GEORGE PUTNAM FUND OF BOSTON
                     One Post Office Square
                  Boston, Massachusetts  02109
            (Name and address of Agent for Service)
                         ---------------

                           Copies to:

                   JOHN W. GERSTMAYR, Esquire
                          ROPES & GRAY
                     One International Place
                  Boston, Massachusetts  02110

                         ---------------

Title of Securities Being Registered:

Class A
Class B
Class C
Class M
Class Y

Approximate Date of Proposed Offering: As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing will become effective on May 27, 2002 pursuant to Rule 488.

An indefinite amount of the Registrant's securities has been registered under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. In reliance upon such Rule, no filing fee is being paid at this time.



A Message from the Chairman

Dear Shareholder:

I am writing to you to ask for your vote on an important matter that affects your investment in Putnam Balanced Fund ("Balanced Fund"). While you are, of course, welcome to join us at Balanced Fund's meeting, most shareholders cast their vote by filling out and signing the enclosed proxy card, by calling 1-888-221-0697 or by voting via the Internet at www.proxyweb.com/Putnam.

We are asking for your vote on the following matter:

Approval of a proposed merger of Balanced Fund into The George Putnam Fund of Boston ("George Putnam Fund"). In this merger, your shares of Balanced Fund would, in effect, be exchanged on a tax-free basis for shares of George Putnam Fund with an equal total net asset value.

Putnam Investment Management, LLC, your fund's investment manager, has recommended the proposed merger because it believes the more conservative investment policies and characteristics of the George Putnam Fund offer shareholders a balance of risk and reward that is more consistent with the investment objectives of most balanced fund investors.

Both funds seek capital growth and current income by investing in a portfolio of stocks and bonds. The investment policies of the funds differ principally with respect to the types of stocks in which they invest. The Balanced Fund invests mainly in stocks of large and midsize companies, with emphasis on growth stocks. The George Putnam Fund invests mainly in value-oriented stocks of large companies undergoing positive changes that may enhance shareholder value.

In addition, the proposed merger would provide shareholders the opportunity to pursue a balanced objective of both capital growth and current income through a substantially larger fund with similar investment policies that has a substantially lower expense ratio. The Trustees of your fund have carefully reviewed the terms of the proposed merger and unanimously recommend approval of the merger by shareholders.

Although we would like very much to have each shareholder attend his or her fund's meeting, we realize this may not be possible. Whether or not you plan to be present, we need your vote. We urge you to record your voting instructions by telephone, on the Internet or by completing, signing and returning the enclosed proxy card promptly. A postage-paid envelope is enclosed for mailing, and telephone and Internet voting instructions are listed at the top of your proxy card.

I'm sure that you, like most people, lead a busy life and are tempted to put this proxy aside for another day. Please don't. When shareholders do not return their proxies, their fund may have to incur the expense of follow-up solicitations. All shareholders benefit from the speedy return of proxies.

Your vote is important to us. We appreciate the time and consideration I am sure you will give this important matter. If you have questions about the proposal, please call 1-800-225-1581, or call your financial advisor.

Sincerely yours,

/s/ John A. Hill
John A. Hill, Chairman



A Message from the Chairman

Dear Shareholder:

I am writing to you to ask for your vote on an important matter that affects your investment in Putnam Balanced Retirement Fund ("Balanced Retirement Fund"). While you are, of course, welcome to join us at Balanced Retirement Fund's meeting, most shareholders cast their vote by filling out and signing the enclosed proxy card, by calling 1-888-221-0697 or by voting via the Internet at www.proxyweb.com/Putnam.

We are asking for your vote on the following matter:

Approval of a proposed merger of Balanced Retirement Fund into The George Putnam Fund of Boston ("George Putnam Fund"). In this merger, your shares of Balanced Retirement Fund would, in effect, be exchanged on a tax-free basis for shares of George Putnam Fund with an equal total net asset value.

Putnam Investment Management, LLC, your fund's investment manager, has recommended the proposed merger because it believes that the merger will provide expense and efficiency savings to the shareholders of both funds. The investment policies of these two funds are similar. Both funds seek to provide a balanced investment composed of a well diversified portfolio of value stocks and bonds. Both funds invest in a combination of bonds and value-oriented stocks of large companies.
Balanced Retirement Fund invests with a greater focus on bonds and George Putnam Fund invests with a greater focus on stocks. However, Putnam believes that the long-term performance of the two funds is likely to be similar.

The proposed merger would provide shareholders the opportunity to continue to pursue the objectives of a balanced fund through a substantially larger fund that has a substantially lower expense ratio. The Trustees of your fund have carefully reviewed the terms of the proposed merger and unanimously recommend approval of the merger by shareholders.

Although we would like very much to have each shareholder attend his or her fund's meeting, we realize this may not be possible. Whether or not you plan to be present, we need your vote. We urge you to record your voting instructions by telephone on the Internet or by completing, signing and returning the enclosed proxy card promptly. A postage-paid envelope is enclosed for mailing, and telephone and Internet voting instructions are listed at the top of your proxy card.

I'm sure that you, like most people, lead a busy life and are tempted to put this proxy aside for another day. Please don't. When shareholders do not return their proxies, their fund may have to incur the expense of follow-up solicitations. All shareholders benefit from the speedy return of proxies.

Your vote is important to us. We appreciate the time and consideration I am sure you will give this important matter. If you have questions about the proposal, please call 1-800-225-1581, or call your financial advisor.

Sincerely yours,

/s/ John A. Hill
John A. Hill, Chairman


IMPORTANT INFORMATION
FOR SHAREHOLDERS OF
PUTNAM BALANCED FUND
AND
FOR SHAREHOLDERS OF
PUTNAM BALANCED RETIREMENT FUND

The document you hold in your hands contains a combined prospectus/proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how to vote on your behalf on important issues relating to your fund. If you complete and sign the proxy, we'll vote it exactly as you tell us. If you simply sign the proxy, we'll vote it in accordance with the Trustees' recommendation on page 6.

We urge you to carefully review the prospectus/proxy statement, and either fill out your proxy card and return it to us via the mail, or record your voting instructions via the Internet or via an automated telephone voting service. When shareholders don't return their proxies in sufficient numbers, we have to make follow-up solicitations, which can cost your fund money.

We want to know how you would like to vote and welcome your comments. Please take a few minutes with these materials and return your proxy to us.

TABLE OF CONTENTS

Notice of Meetings of Shareholders                               1
Prospectus/Proxy Statement                                       3

Proxy card enclosed.

If you have any questions, please contact us at the special toll-free number we have set up for you (1-800-225-1581) or call your financial advisor.

PUTNAM BALANCED FUND

PUTNAM BALANCED RETIREMENT FUND

Notice of Meetings of Shareholders

This is the formal agenda for your fund's shareholder meeting. It tells you what matters will be voted on and the time and place of the meeting, in the event you attend in person.

To the Shareholders of Putnam Balanced Fund:

A Meeting of Shareholders of Putnam Balanced Fund ("Balanced Fund") will be held September 12, 2002 at 11:00 a.m., Boston time, on the eighth floor of One Post Office Square, Boston, Massachusetts, to consider the following:

Approving an Agreement and Plan of Reorganization and the transactions contemplated thereby, including the transfer of all of the assets of Balanced Fund to The George Putnam Fund of Boston in exchange for the issuance and delivery of shares of beneficial interest of The George Putnam Fund of Boston and the assumption by The George Putnam Fund of Boston of all the liabilities of Balanced Fund, and the distribution of such shares to the shareholders of Balanced Fund in complete liquidation of Balanced Fund. See page 5.

To the Shareholders of Putnam Balanced Retirement Fund:

A Meeting of Shareholders of Putnam Balanced Retirement Fund ("Balanced Retirement Fund") will be held September 12, 2002 at 11:00 a.m., Boston time, on the eighth floor of One Post Office Square, Boston, Massachusetts, to consider the following:

Approving an Agreement and Plan of Reorganization and the transactions contemplated thereby, including the transfer of all of the assets of Balanced Retirement Fund to The George Putnam Fund of Boston in exchange for the issuance and delivery of shares of beneficial interest of The George Putnam Fund of Boston and the assumption by The George Putnam Fund of Boston of all the liabilities of Balanced Retirement Fund, and the distribution of such shares to the shareholders of Balanced Retirement Fund in complete liquidation of Balanced Retirement Fund.
See page 5.

By the Trustees

John A. Hill, Chairman
George Putnam, III, President

Jameson A. Baxter                                Lawrence J. Lasser
Charles B. Curtis                                John H. Mullin, III
Ronald J. Jackson                                Robert E. Patterson
Paul L. Joskow                                   A.J.C. Smith
Elizabeth T. Kennan                              W. Thomas Stephens
W. Nicholas Thorndike

WE URGE YOU TO MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY IN THE POSTAGE-PAID ENVELOPE PROVIDED OR RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET SO THAT YOU WILL BE REPRESENTED AT THE MEETING.

[Insert Effective Date]

Prospectus/Proxy Statement
               , 2002

This Prospectus/Proxy Statement relates to the proposed mergers of each of Putnam Balanced Fund ("Balanced Fund") and Putnam Balanced Retirement Fund ("Balanced Retirement Fund") into The George Putnam Fund of Boston ("George Putnam Fund"), each located at One Post Office Square, Boston, MA 02109; 1-800-225-1581. As a result of the proposed transactions, each shareholder of Balanced Fund and Balanced Retirement Fund would receive shares of the corresponding class of George Putnam Fund equal in value at the date of the exchange to the value of the shareholder's Balanced Fund or Balanced Retirement Fund shares, as applicable. The proposed mergers are not conditioned on each other. If shareholders of Balanced Fund approve the proposed merger for their fund, it will proceed regardless of whether the proposed merger for Balanced Retirement Fund proceeds. Similarly, if shareholders of Balanced Retirement Fund approve the proposed merger for their fund, it will proceed regardless of whether the proposed merger for Balanced Fund proceeds.

This Prospectus/Proxy Statement is being mailed on or about June____, 2002. It explains concisely what you should know before voting on the matters described herein or investing in George Putnam Fund, a diversified, open-end management investment company. Please read it and keep it for future reference.

The following documents have been filed with the Securities and Exchange Commission ("SEC") and are incorporated into this Prospectus/Proxy Statement by reference:

(i) the prospectus of George Putnam Fund, dated November 30, 2001 (the "George Putnam Fund Prospectus"); and

(ii) the statement of additional information ("SAI") relating to the proposed merger, dated [Insert Date].

For Balanced Fund shareholders only, the following documents have also been filed with the SEC and are also incorporated into this Prospectus/Proxy by reference:

(i) Balanced Fund's current prospectus dated January 30, 2002; and

(ii) Report from Fund Management included in Balanced Fund's Annual Report to Shareholders for the fiscal year ended September 30, 2001; and

(iii) [the financial statements included in the fund's Semi-Annual Report to Shareholders for the period ended March 31, 2002].

For Balanced Retirement Fund shareholders only, the following documents have also been filed with the SEC and are also incorporated into this Prospectus/Proxy by reference:

(i) Balanced Retirement Fund's current prospectus dated February 28,
2002; and

(ii) Report from Fund Management included in Balanced Retirement Fund's Annual Report to Shareholders for the fiscal year ended October 31, 2001; and

(iii) [the financial statements included in the fund's Semi-Annual Report to Shareholders for the period ended April 30, 2002]

This Prospectus/Proxy Statement is being mailed with a copy of the George Putnam Fund Prospectus. Each fund's annual report discusses the market conditions and investment strategies that significantly affected that fund's performance during the relevant period. Shareholders may get free copies of any of the above, request other information about the funds, or make shareholder inquiries, by contacting their financial advisor, by visiting Putnam's Internet site at www.putnaminvestments.com, or by calling Putnam toll-free at 1-800-225-1581.

The securities offered by this Prospectus/Proxy Statement have not been approved or disapproved by the SEC nor has the SEC passed upon the accuracy or adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

Shares of George Putnam Fund are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency, and involve risk, including the possible loss of principal amount invested.

This document will give you the information you need to vote on the proposals. Much of the information is required under rules of the SEC; some of it is technical. If there is anything you don't understand, please contact us at our toll-free number, 1-800-225-1581, or call your financial advisor. Like George Putnam Fund, Balanced Fund and Balanced Retirement Fund are in the family of funds managed by Putnam Investment Management, LLC ("Putnam Management"). George Putnam Fund, Balanced Fund and Balanced Retirement Fund are collectively referred to herein as the "funds," and each is referred to individually as a "fund."

You may review and copy information about each fund, including the SAI, at the SEC's public reference room at 450 Fifth Street, NW, Washington, D.C.; or at the public reference facilities in its Northeast and Midwest regional offices, at 233 Broadway, New York, NY and 175 W. Jackson Boulevard, Suite 900, Chicago, IL. You may call the SEC at 1-202-942-8090 for information about the operation of the public reference room. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102. You may also access reports and other information about the funds on the EDGAR database on the SEC's Internet site at http://www.sec.gov.

I. Synopsis

The responses to the questions that follow provide an overview of key points typically of concern to shareholders considering a proposed merger between open-end mutual funds. These responses are qualified in their entirety by the remainder of the Prospectus/Proxy Statement, which contains additional information and further details regarding the proposed mergers.

1. What is being proposed?

For Balanced Fund shareholders

The Trustees are recommending that shareholders approve the merger of Balanced Fund into George Putnam Fund and the related transactions contemplated by the Agreement and Plan of Reorganization. If approved by shareholders, all of the assets of Balanced Fund will be transferred to George Putnam Fund in exchange for the issuance and delivery to Balanced Fund of shares of George Putnam Fund ("Merger Shares") with a value equal to the value of Balanced Fund's assets net of liabilities and for the assumption by George Putnam Fund of all of the liabilities of Balanced Fund. Immediately following the transfer, the Merger Shares received by Balanced Fund will be distributed to its shareholders, pro rata.

For Balanced Retirement Fund shareholders

The Trustees are recommending that shareholders approve the merger of Balanced Retirement Fund into George Putnam Fund and the related transactions contemplated by the Agreement and Plan of Reorganization. If approved by shareholders, all of the assets of Balanced Retirement Fund will be transferred to George Putnam Fund in exchange for the issuance and delivery to Balanced Retirement Fund of shares of George Putnam Fund ("Merger Shares") with a value equal to the value of Balanced Retirement Fund's assets net of liabilities and for the assumption by George Putnam Fund of all of the liabilities of Balanced Retirement Fund. Immediately following the transfer, the Merger Shares received by Balanced Retirement Fund will be distributed to its shareholders, pro rata.

2. What will happen to my shares of Balanced Fund or Balanced Retirement Fund as a result of the merger?

Your shares of Balanced Fund or Balanced Retirement Fund will, in effect, be exchanged on a tax-free basis for shares of George Putnam Fund with an equal aggregate net asset value on the date of the merger.

3. Why are the mergers being proposed at this time?

Merger between Balanced Fund and George Putnam Fund

Putnam Management proposed the merger of Balanced Fund into George Putnam Fund to the funds' Trustees because it offers shareholders of Balanced Fund the opportunity for greater diversification, reduced volatility and lower expenses through a significantly larger fund. It is expected that the investment policies and characteristics of the George Putnam Fund will better serve shareholders in seeking a balanced objective of both capital growth and current income.

Balanced Fund, launched in 1995, combines a growth stock equity portfolio with a high quality government and mortgage-backed securities fixed income portfolio. The George Putnam Fund combines a value-oriented equity portfolio with a fixed income portfolio.

Putnam believes that most investors in a balanced fund are seeking a fund that balances the risk and return characteristics of an equity portfolio with those of a fixed income portfolio. However, as a result of its growth orientation and the recent extreme volatility of growth-oriented stocks, the Balanced Fund's risk and return profile has been closer to that of a pure equity fund than to many other balanced funds. In Putnam's view, this result has limited growth of the fund, leaving it a relatively small fund with relatively high expenses.

The recent significant rise and then fall of the growth equity markets may have exaggerated the risk and volatility of Balanced Fund relative to historic norms. Nevertheless, Putnam believes that most balanced investors are seeking a fund with more conservative investment characteristics than those of the Balanced Fund. Since its launch, Balanced Fund has raised only limited assets ($327 million as of March 31, 2002). Putnam has advised the Trustees that it believes the Balanced Fund has only limited prospects for growth in assets and that it will continue to be a relatively small fund with a relatively high expense ratio. In Putnam's opinion, the George Putnam Fund offers investors a balance of risk and reward that is more consistent with the investment objectives of most balanced investors and with a significantly lower expense ratio.

Merger between Balanced Retirement Fund and George Putnam Fund

Putnam Management proposed the merger of Balanced Retirement Fund into George Putnam Fund to the funds' Trustees because it offers shareholders of Balanced Retirement Fund the opportunity for greater diversification, reduced volatility and lower expenses through a significantly larger fund, which is substantially similar. Both funds are balanced funds composed of an equity sleeve managed in the value style and a fixed income sleeve of U.S. Treasury, corporate and mortgage-backed bonds. Each fund is managed by the same Putnam portfolio management team. The long-term performance of the funds, as measured by their five- and ten-year returns, is substantially the same, although the Balanced Retirement Fund has a higher yield. For the ten years ending March 31, 2002, the Class A shares of George Putnam Fund had an annualized return of 10.51% and the Balanced Retirement Fund had an annualized return of 10.25% (each measured at net asset value).

Putnam believes that shareholders of Balanced Retirement Fund would benefit from a substantial reduction in expenses resulting from the merger. The George Putnam Fund is a significantly larger fund with $5,650 million in assets as of March 31, 2002, compared to $956 million in assets for Balanced Retirement Fund. Putnam further believes that George Putnam Fund has a greater potential to attract assets than Balanced Retirement Fund.

                                 ***

The Trustees of the Putnam Funds, who serve as Trustees of each of the funds involved in the proposed mergers, have carefully considered Putnam Management's recommendations. Following a review of the anticipated benefits and costs of the proposed mergers to the shareholders of each participating fund, the Trustees of the funds, including all of the independent Trustees who are not affiliated with Putnam Management, unanimously determined that the proposed mergers are in the best interests of the shareholders of each fund and to recommend that shareholders vote FOR approval of the proposed mergers.

4. How do the investment goals, policies and restrictions of my fund and George Putnam Fund compare?

Comparison of Balanced Fund and George Putnam Fund

Balanced Fund and George Putnam Fund have the same investment goal of seeking capital growth and current income by investing in a portfolio of stocks and bonds. The investment policies of the funds differ principally with respect to the types of stocks in which they invest. The Balanced Fund invests mainly in stocks of large and midsize companies, with emphasis on growth stocks. The George Putnam Fund invests mainly in value-oriented stocks of large companies undergoing positive changes that may enhance shareholder value. Unlike George Putnam Fund, Balanced Fund buys mainly U.S. government bonds that are backed either by the full faith and credit of the United States, such as U.S. Treasury bonds and Ginnie Mae mortgage-backed bonds, or by the credit of a federal agency or government-sponsored entity, such as Fannie Mae mortgage-backed bonds. Balanced Fund invests mainly in midsized and large companies whereas George Putnam Fund invests mainly in large companies.

The funds share the same fundamental investment policies, except as described below. Each of the funds is prohibited from making loans, except by purchase of debt obligations in which each fund may invest consistent with its investment policies, by entering into repurchase agreements, or by lending its portfolio securities. Putnam Balanced Fund is further restricted in that it may enter into repurchase agreements with respect to not more than 25% of its current assets (taken at current value), and it may lend its portfolio securities with respect to not more than 25% of its current assets (taken at current value).

Comparison of Balanced Retirement Fund and George Putnam Fund

The investment policies of the two funds are generally similar. While Balanced Retirement Fund seeks high current return as its primary objective and relative stability of principal as its secondary objective, George Putnam Fund seeks to provide a balanced investment composed of a well diversified portfolio of stocks and bonds which produce both capital growth and current income. Balanced Retirement invests with a greater focus on bonds. George Putnam invests with a greater focus on stocks.

5. How do the management fees and other expenses of the funds compare, and what are they estimated to be following each merger?

The following tables summarize the maximum fees and expenses you may pay when investing in a fund, expenses that each of the funds incurred for its most recent fiscal year September 30, 2001 for Balanced Fund, October 31, 2001 for Balanced Retirement Fund, and July 31, 2001 for George Putnam Fund) as well as the pro forma expenses of George Putnam Fund assuming consummation of each merger. As shown below, the merger between Balanced Fund and George Putnam Fund is expected to result in decreased management fees and total expenses for shareholders of Balanced Fund. Similarly, the merger of Balanced Retirement Fund and George Putnam Fund is expected to result in decreased management fees and total expenses for shareholders of both funds.

Shareholder Fees (fees paid directly from your investment)
-------------------------------------------------------------------------------
                                   Class A   Class B   Class C   Class M
-------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases (as a
percentage of the
offering price)

Balanced Fund                      5.75%      NONE      NONE     3.50%

Balanced Retirement Fund           5.75%      NONE      NONE     3.50%

George Putnam Fund                 5.75%*     NONE      NONE     3.50%*

Maximum Deferred Sales
Charge (Load) (as a percentage
of the original purchase price
or redemption proceeds,
whichever is lower)

Balanced Fund                      NONE**    5.00%***  1.00%    NONE**

Balanced Retirement Fund           NONE**    5.00%***  1.00%    NONE**

George Putnam Fund                 NONE**    5.00%***  1.00%    NONE**
-------------------------------------------------------------------------------
  * Sales charge does not apply to Merger Shares.

 ** A deferred sales charge of up to 1.00% on class A shares and of 0.65% on class M shares may be imposed on certain redemptions of shares bought without an initial sales charge.

*** 5.00% in the first year, declining to 1.00% in the sixth year, and eliminated thereafter.

Annual Fund Operating Expenses
(expenses that are deducted from fund assets)
-------------------------------------------------------------------------------
                                                                Total Annual
                      Management  Distribution       Other     Fund Operating
                         Fees     (12b-1) Fees      Expenses      Expenses
-------------------------------------------------------------------------------
Balanced Fund

Class A                 0.65%        0.25%           0.33%          1.23%
Class B                 0.65%        1.00%           0.33%          1.98%
Class C                 0.65%        1.00%           0.33%          1.98%
Class M                 0.65%        0.75%           0.33%          1.73%

Balanced Retirement Fund

Class A                 0.62%        0.25%           0.21%          1.08%
Class B                 0.62%        1.00%           0.21%          1.83%
Class C                 0.62%        1.00%           0.21%          1.83%
Class M                 0.62%        0.75%           0.21%          1.58%

George Putnam Fund

Class A                 0.48%        0.25%           0.19%          0.92%
Class B                 0.48%        1.00%           0.19%          1.67%
Class C                 0.48%        1.00%           0.19%          1.67%
Class M                 0.48%        0.75%           0.19%          1.42%

George Putnam Fund
(Pro forma combined,
assuming consummation
of the merger with
Balanced Fund)

Class A                 0.48%        0.25%           0.19%          0.92%
Class B                 0.48%        1.00%           0.19%          1.67%
Class C                 0.48%        1.00%           0.19%          1.67%
Class M                 0.48%        0.75%           0.19%          1.42%

George Putnam Fund
(Pro forma combined,
assuming consummation
of the merger with
Balanced Retirement
Fund)

Class A                 0.48%        0.25%           0.18%          0.91%
Class B                 0.48%        1.00%           0.18%          1.66%
Class C                 0.48%        1.00%           0.18%          1.66%
Class M                 0.48%        0.75%           0.18%          1.41%
-------------------------------------------------------------------------------

The tables are provided to help you understand the expenses of investing in the funds and your share of the operating expenses that each fund incurs and that Putnam Management expects George Putnam Fund to incur in the first year following each merger.

Examples

These examples translate the expenses shown in the preceding tables into dollar amounts. By doing this, you can more easily compare the cost of investing in the funds. The examples make certain assumptions. They assume that you invest $10,000 in a fund for the time periods shown and then, except as shown for class B shares and class C shares, redeem all your shares at the end of those periods. They also assume, as required by the SEC, 5% return on your investment each year and that a fund's operating expenses remain the same. The examples are hypothetical; your actual costs and returns may be higher or lower.

-------------------------------------------------------------------------------
                        1 year        3 years     5 years       10 years
-------------------------------------------------------------------------------
Balanced Fund

Class A                  $693          $943       $1,212         $1,978
Class B                  $701          $921       $1,268         $2,113*
Class B
(no redemption)          $201          $621       $1,068         $2,113*
Class C                  $301          $621       $1,068         $2,306
Class C
(no redemption)          $201          $621       $1,068         $2,306
Class M                  $520          $876       $1,256         $2,319

Balanced Retirement Fund

Class A                  $679          $899       $1,136         $1,816
Class B                  $686          $876       $1,190         $1,951*
Class B
(no redemption)          $186          $576       $  990         $1,951*
Class C                  $286          $576       $  990         $2,148
Class C
(no redemption)          $186          $576       $  990         $2,148
Class M                  $505          $831       $1,180         $2,163

George Putnam Fund

Class A                  $633          $851       $1,055         $1,641*
Class B                  $670          $826       $1,107         $1,777*
Class B
(no redemption)          $170          $526       $  907         $1,777*
Class C                  $270          $526       $  907         $1,976
Class C
(no redemption)          $170          $526       $  907         $1,976
Class M                  $489          $784       $1,099         $1,992
-------------------------------------------------------------------------------
* Reflects the conversion of class B shares to class A shares which pay lower 12b-1 fees. Conversion occurs no more than eight years after purchase.

-------------------------------------------------------------------------------
George Putnam Fund
(Pro forma combined,
assuming consummation
of the merger with
Balanced Fund)

Class A                  $663          $851       $1,055         $1,641
Class B                  $670          $826       $1,107         $1,777*
Class B
(no redemption)          $170          $526       $  907         $1,777*
Class C                  $270          $526       $  907         $1,976
Class C
(no redemption)          $170          $526       $  907         $1,976
Class M                  $489          $784       $1,099         $1,992
-------------------------------------------------------------------------------
* Reflects the conversion of class B shares to class A shares which pay lower 12b-1 fees. Conversion occurs no more than eight years after purchase.

-------------------------------------------------------------------------------
George Putnam Fund
(Pro forma combined,
assuming consummation
of the merger with
Balanced Retirement
Fund)*

Class A                  $663          $848       $1,050         $1,630
Class B                  $669          $823       $1,102         $1,766*
Class B
(no redemption)          $169          $523       $  902         $1,766*
Class C                  $269          $523       $  902         $1,965
Class C
(no redemption)          $169          $523       $  902         $1,965
Class M                  $489          $781       $1,094         $1,982
-------------------------------------------------------------------------------
* Reflects the conversion of class B shares to class A shares which pay lower 12b-1 fees. Conversion occurs no more than eight years after purchase.

6. What are the federal income tax consequences of the mergers?

For federal income tax purposes, no gain or loss will be recognized by Balanced Fund, Balanced Retirement Fund or the shareholders of either fund as a result of the mergers. Certain other tax consequences are discussed below under "Information about the Proposed Mergers - Federal Income Tax Consequences."

7. Will my dividend be affected by the merger?

Putnam Management expects that, as a result of the mergers, shareholders of Balanced Fund will likely see an increase, and shareholders of Balanced Retirement Fund will likely see a decrease, in the dividends they receive. As of March 31, 2002, the current dividend rates of Balanced Fund and Balanced Retirement Fund were ___% and __%, respectively, and the estimated dividend rate for George Putnam Fund on a pro forma basis, giving effect to both mergers, would have been __%. As of March 31, 2002, the SEC yields of George Putnam Fund, Balanced Fund and Balanced Retirement Fund were 2.69%, 1.50% and 3.15%, respectively.

George Putnam Fund will not permit any holder of Balanced Fund or Balanced Retirement Fund shares holding certificates for such shares at the time of the merger to receive cash dividends or other distributions, receive certificates for Merger Shares or pledge Merger Shares until such certificates for Balanced Fund or Balanced Retirement Fund shares have been surrendered, or, in the case of lost certificates, until an adequate surety bond has been posted.

If a shareholder is not, for the reason above, permitted to receive cash dividends or other distributions on Merger Shares, George Putnam Fund will pay all such dividends and distributions in additional shares, notwithstanding any election the shareholder may have made previously to receive dividends and distributions on Balanced Fund or Balanced Retirement Fund shares in cash.

8. Do the procedures for purchasing, redeeming and exchanging shares of my fund or George Putnam Fund differ?

No. The procedures for purchasing and redeeming shares of your fund or George Putnam Fund, and for exchanging such shares of your fund or George Putnam Fund for shares of other Putnam funds, are identical.

Shares may be purchased either through investment dealers that have sales agreements with Putnam Retail Management, Limited Partnership ("Putnam Retail Management") or directly through Putnam Retail Management at prices based on net asset value, plus varying sales charges, depending on the class and number of shares purchased. Reinvestment of distributions are made at net asset value for all classes of shares. Shares may be redeemed any day the New York Stock Exchange is open at their net asset value next determined after receipt by the fund of a properly completed redemption request either directly by a fund or through an investment dealer.

9. How will I be notified of the outcome of the vote?

If approved by shareholders of your fund, the proposed merger will likely be implemented within several weeks following the shareholder meeting. You will receive confirmation after the merger is completed, indicating your new account number, the number of shares you are receiving and the procedures for surrendering your certificates, if you have any. If the merger is abandoned, you will be notified by your fund.

10. Will the number of shares I own change?

Yes, the number of shares you own will change, but the total value of the shares of George Putnam Fund you receive will equal the total value of the shares of your fund that you hold at the time of the merger.

11. What shareholder vote is required to approve the merger?

Approval of the merger of your fund into George Putnam Fund will require the "yes" vote of the holders of a majority of the shares of your fund voted at the meeting.

12. Can one merger take place without the other?

Yes. The proposed mergers are not conditioned on each other. If shareholders of Balanced Fund approve the proposed merger for their fund, it will proceed regardless of whether the proposed merger for Balanced Retirement Fund proceeds. Similarly, if shareholders of Balanced Retirement Fund approve the proposed merger for their fund, it will proceed regardless of whether the proposed merger for Balanced Fund proceeds.


II. Risk Factors

What are the main investment strategies and related risks of George Putnam Fund and how do they compare with those of Balanced Retirement Fund?

The risks of an investment in George Putnam Fund (the "fund" as used in the following discussion of investment strategies and related risks) are generally similar to the risks of an investment in Balanced Fund except that George Putnam Fund is not typically subject to the risks of investing in growth stocks or small and midsized companies to the same extent. The risks of an investment in George Putnam Fund are also similar to the risks of an investment in Balanced Retirement Fund, except that, because George Putnam Fund invests in equity securities to a greater extent it may be subject to increased risk associated with investments in common stock. Any investment carries with it some level of risk that generally reflects its potential for reward. You can lose money by investing in the fund. We will consider, among other factors, a company's financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

For a description of the risks associated with the fund's main investment strategies, see the George Putnam Fund Prospectus.


III.  Information about the Proposed Mergers

General. The shareholders of Balanced Fund and Balanced Retirement Fund are being asked to approve a merger between their fund and George Putnam Fund, each merger pursuant to an Agreement and Plan of Reorganization, dated as of __________, 2002. A form of the Agreement and Plan of Reorganization (the "Agreement"), is attached to this Prospectus/Proxy Statement as Appendix A. For purposes of the discussion of the proposed mergers, Balanced Fund and Balanced Retirement Fund are each referred to as an "Acquired Fund."

Although the term "merger" is used for ease of reference, each transaction is structured as a transfer of all of the assets of the Acquired Fund to George Putnam Fund in exchange for the assumption by George Putnam Fund of all of the liabilities of the Acquired Fund and for the issuance and delivery to the Acquired Fund of shares of George Putnam Fund equal in aggregate value to the net value of the assets transferred to George Putnam Fund.

After receipt of the Merger Shares, the Acquired Fund will distribute the Merger Shares to its shareholders, in proportion to their existing shareholdings, in complete liquidation of Acquired Fund, and the legal existence of the Acquired Fund will be terminated. Each shareholder of the Acquired Fund will receive a number of full and fractional Merger Shares equal in value at the date of the exchange to the aggregate value of the shareholder's Acquired Fund shares.

Prior to the date of the transfer, the Acquired Fund will declare a distribution to shareholders which will have the effect of distributing to shareholders all of its remaining investment company income (computed without regard to the deduction for dividends paid) and net realized capital gains, if any, through the date of the transfer.

The Trustees have voted unanimously to approve the proposed mergers and to recommend that shareholders of Balanced Fund and Balanced Retirement Fund also approve the merger. The actions contemplated by the Agreement and the related matters described therein will be consummated only if approved by the affirmative vote of a majority of the shares of your fund voted at the meeting.

The Agreement provides that the investment restrictions of the Acquired Fund will be temporarily amended to the extent necessary to effect the transactions contemplated by the Agreement. It is expected that, prior to the merger, each Acquired Fund will dispose of portfolio securities inconsistent with the investment strategies of George Putnam Fund.

In the event that the merger does not receive the required approval, the Acquired Fund will continue to be managed as a separate fund in accordance with its current investment objectives and policies, and the Trustees may consider such alternatives as may be in the best interests of the Acquired Fund's and George Putnam Fund's shareholders.

Trustees' Consideration of the Proposed Mergers. The Trustees of the Putnam Funds, who serve as Trustees of each of the funds involved in the proposed mergers, have carefully considered the anticipated benefits and costs of the proposed mergers from the perspective of each fund. Independent Trustees of the funds, who are not affiliated with Putnam Management, met on several occasions, including meetings of their Contract Committee which consists solely of independent Trustees, to review the terms of the proposed mergers. During the course of this review, the independent Trustees requested and received substantial additional information from Putnam Management. They were assisted in this process by independent legal counsel for the funds and the independent Trustees. Following the conclusion of this process, the Trustees, including all of the independent Trustees, determined that the mergers of each of Balanced Fund and Balanced Retirement Fund into George Putnam Fund would be in the best interests of the relevant fund and its shareholders, and that the interests of existing shareholders of each fund would not be diluted by the mergers. The Trustees unanimously approved each of the proposed mergers and recommended their approval by shareholders of Balanced Fund and Balanced Retirement Fund, as applicable.

In evaluating each proposed merger, the Trustees first considered the underlying investment rationale articulated by Putnam Management. With respect to Balanced Fund, the Trustees noted the risk/return experience of the fund relative to other balanced funds and the relatively small size of the fund. With respect to Balanced Retirement Fund, the Trustees noted the similarity of the fund to George Putnam Fund, as evidenced, in particular, by the relatively high degree of correlation between each fund's longer-term performance on a total return basis. The Trustees concluded that shareholders of each Acquired Fund would likely benefit from investing in a significantly larger fund that pursues similar investment policies.

The Trustees also considered the expected savings in annual fund operating expenses for shareholders of the Acquired Funds, based on Putnam Management's unaudited estimates of the funds' expense ratios as of 12/31/01 and the expected pro forma expense ratios based on combined assets as of the same date, as shown in the tables below:

Merger between Balanced Fund and George Putnam Fund
-------------------------------------------------------------------------------
                                     Total (Non-12b-1) Expenses
-------------------------------------------------------------------------------
Balanced Fund                                 0.98%
George Putnam Fund                            0.69%
Pro Forma Combined                            0.69%
-------------------------------------------------------------------------------

Merger between Balanced Retirement Fund and George Putnam Fund
-------------------------------------------------------------------------------
                                     Total (Non-12b-1) Expenses
-------------------------------------------------------------------------------
Balanced Retirement Fund                      0.83%
George Putnam Fund                            0.69%
Pro Forma Combined                            0.68%
-------------------------------------------------------------------------------

The Trustees also considered the tax effects of each proposed merger.
In particular, they reviewed the historical and pro forma tax attributes of the funds and the effect of the merger on certain tax losses of the Balanced Fund (see "Federal Income Tax Consequences" below). The Trustees considered the potentially negative tax impact of the mergers on shareholders of the Balanced Fund under a range of circumstances, and determined that any such impact was likely to be outweighed by the benefits of the merger to shareholders, in particular by the expected savings through reduced expenses.

The Trustees took into account the expected costs of each proposed merger, including proxy solicitation costs, fees associated with registering the sale of George Putnam Fund's shares to be issued in the merger, accounting fees, and legal fees. The Trustees weighed these costs (and the estimated portfolio transaction expenses described below) against the quantifiable expected benefits of each merger, and considered Putnam Management's agreement to bear these costs to the extent they exceed certain limits established by the Trustees. The merger expenses expected to be paid by each fund are as follows:

-------------------------------------------------------------------------------
Merger between Balanced Fund and George Putnam Fund
-------------------------------------------------------------------------------
Balanced Fund             $52,319 (0.02% based on 1/31/02 net assets)
George Putnam Fund        $89,681 (less than 0.01% based on 1/31/02 net assets)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Merger between Balanced Retirement Fund and George Putnam Fund
-------------------------------------------------------------------------------
Balanced Retirement Fund $235,459 (0.03% based on 1/31/02 net assets)
George Putnam Fund        $81,541 (less than 0.01% based on 1/31/02 net assets)
-------------------------------------------------------------------------------

In addition to the merger expenses described above, each Acquired Fund will incur certain costs in connection with the sale, prior to the merger, of securities associated with the realignment of the Acquired Fund's portfolio with the investment policies of George Putnam Fund. Such costs are inherently unpredictable because they are dependent in large part on market conditions at the time of sale. Putnam provided the Trustees with an estimate of the potential brokerage commissions involved (based on commission rates customarily paid in routine portfolio transactions) as well as an estimated total transaction cost that includes projected market impact of large securities trades. These estimates are as follows:

-------------------------------------------------------------------------------
                                     Balanced Fund    Balanced Retirement Fund
-------------------------------------------------------------------------------
Brokerage commissions only               $91,400             $91,300

Brokerage commissions                   $400,000            $435,000
and other transaction costs,
including potential market
impact
-------------------------------------------------------------------------------

Putnam advised the Trustees that it believes that actual commissions and total transaction costs incurred in connection with realigning the portfolios of the Acquired Funds may be lower to the extent it is able to use trading techniques and take advantage of possible opportunities for inter-fund trades.

The Trustees also took into account a number of factors, including: (1) a comparison of the investment objectives and policies of the funds; (2) classification and performance rating of each fund by independent research firms such as Morningstar, Inc. and Lipper Inc.; (3) the performance history of each fund; (4) the performance history of each fund as compared to benchmark indexes; (5) the volatility of each fund's portfolio relative to the market; (6) the composition of each fund's management team; (7) the net assets and median market capitalization of each fund; (8) recent sales trends of each fund; and (9) the terms of the agreement and plan of reorganization.

Agreement and Plan of Reorganization. Each proposed merger will be governed by the Agreement, a form of which is attached as Appendix A. The Agreement provides that George Putnam Fund will acquire all of the assets of the Acquired Fund in exchange for the assumption by George Putnam Fund of all of the liabilities of the Acquired Fund and for the issuance of Merger Shares equal in value to the value of the transferred assets net of assumed liabilities. The shares will be issued on the next full business day (the "Exchange Date") following the time as of which the funds' shares are valued for determining net asset value for the merger (4:00 p.m., Boston time, on __________, 2002, or such other date as may be agreed upon by the parties). The following discussion of the Agreement is qualified in its entirety by the full text of the Agreement.

The Acquired Fund will sell all of its assets to George Putnam Fund, and in exchange, George Putnam Fund will assume all of the liabilities of the Acquired Fund and deliver to the Acquired Fund a number of full and fractional Merger Shares of each class having an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to shares of the corresponding class of the Acquired Fund, less the value of the liabilities of the Acquired Fund assumed by George Putnam Fund attributable to shares of such class of the Acquired Fund. Immediately following the Exchange Date, the Acquired Fund will distribute pro rata to its shareholders of record as of the close of business on the Exchange Date the full and fractional Merger Shares received by the Acquired Fund, with Merger Shares of each class being distributed to holders of shares of the corresponding class of the Acquired Fund. As a result of each proposed transaction, each holder of shares of the Acquired Fund will receive a number of Merger Shares of each class equal in aggregate value at the Exchange Date to the value of the Acquired Fund shares of the corresponding class held by the shareholder. This distribution will be accomplished by the establishment of accounts on the share records of George Putnam Fund in the name of such Acquired Fund shareholders, each account representing the respective number of full and fractional Merger Shares of each class due such shareholder. New certificates for Merger Shares will be issued only upon written request.

The consummation of each merger is subject to the conditions set forth in the Agreement. The Agreement may be terminated and the merger abandoned at any time, before or after approval by the Acquired Fund's shareholders, prior to the Exchange Date, by mutual consent of George Putnam Fund and the Acquired Fund or, if any condition set forth in the Agreement has not been fulfilled and has not been waived by the party entitled to its benefits, by such party. If shareholders of the Acquired Fund approve the merger, Putnam Management will be authorized to sell such of the Acquired Fund's portfolio securities as George Putnam Fund has indicated it does not wish to acquire. The Agreement provides that the sale of these portfolio securities will be substantially completed prior to the Exchange Date, unless otherwise agreed by the Acquired Fund and George Putnam Fund. Acquired Fund shareholders will bear the portfolio trading costs associated with these sales because they will be completed prior to the Exchange Date.

Under the terms of the Agreement, each Acquired Fund will bear the cost of soliciting proxies from its shareholders and George Putnam Fund will pay the fees associated with registering the sale of its shares to be issued in the merger. All other expenses, consisting primarily of accounting and legal fees, will be allocated between the funds based on their relative net asset values. As noted above, Putnam Management has agreed to bear these expenses to the extent they exceed certain limits established by the Trustees. The merger expenses expected to be paid by each fund are discussed under "Trustees' Consideration of the Proposed Mergers," above.

Description of the Merger Shares. Merger Shares will be issued to the Acquired Fund's shareholders in accordance with the procedure under the Agreement as described above. The Merger Shares are class A, class B, class C, class M and class Y shares of George Putnam Fund. Acquired Fund shareholders receiving Merger Shares will not pay an initial sales charge on such shares. Each class of Merger Shares has the same characteristics as shares of the corresponding class of the Acquired Fund. Your Merger Shares will be subject to a contingent deferred sales charge to the same extent that your Acquired Fund shares were so subject. In other words, your Merger Shares will be treated as having been purchased on the date you purchased your Acquired Fund shares and for the price you originally paid. For purposes of determining the conversion date of the class B Merger Shares into class A shares of George Putnam Fund, the Merger Shares will be treated as having been purchased on the date you originally purchased your Acquired Fund shares (so that the conversion date of the shares will be unchanged by the merger). For more information on the characteristics of each class of Merger Shares, please see the George Putnam Fund Prospectus, a copy of which was mailed with this Prospectus/Proxy Statement.

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of George Putnam Fund. However, the Agreement and Declaration of Trust of George Putnam Fund disclaims shareholder liability for acts or obligations of George Putnam Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by George Putnam Fund or its Trustees. The Agreement and Declaration of Trust provides for indemnification out of fund property for all loss and expense of any shareholder held personally liable for the obligations of George Putnam Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which George Putnam Fund would be unable to meet its obligations. The likelihood of such circumstances is remote. The shareholders of an Acquired Fund are currently subject to this same risk of shareholder liability.

Federal Income Tax Consequences. In each merger, as a condition to the obligations of George Putnam Fund and the respective Acquired Fund to consummate the merger, both George Putnam Fund and the respective Acquired Fund will receive a tax opinion from Ropes & Gray, counsel to the funds
(which opinion would be based on certain factual representations and certain customary assumptions), to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

(i) the acquisition by George Putnam Fund of substantially all of the assets of the Acquired Fund solely in exchange for Merger Shares and the assumption by George Putnam Fund of liabilities of the Acquired Fund followed by the distribution by the Acquired Fund to its shareholders of Merger Shares in complete liquidation of the Acquired Fund, all pursuant to the plan of reorganization, constitutes a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and George Putnam Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

(ii) under Section 361 of the Code, no gain or loss will be recognized by the Acquired Fund upon the transfer of the Acquired Fund's assets to George Putnam Fund in exchange of George Putnam Fund shares and the assumption of the Acquired Fund's liabilities by George Putnam Fund or upon the distribution of the Merger Shares to the Acquired Fund's shareholders in liquidation of the Acquired Fund;

(iii) under Section 354 of the Code, no gain or loss will be recognized by shareholders of the Acquired Fund on the exchange of their shares of the Acquired Fund for Merger Shares;

(iv) under Section 358 of the Code, the aggregate basis of the Merger Shares received by the Acquired Fund's shareholders will be the same as the aggregate basis of the Acquired Fund shares exchanged therefor;

(v) under Section 1223(1) of the Code, the holding periods of the Merger Shares received by the shareholders of the Acquired Fund will include the holding periods of the Acquired Fund shares exchanged therefor, provided that at the time of the reorganization the Acquired Fund shares are held by such shareholders as a capital asset;

(vi) under Section 1032 of the Code, no gain or loss will be recognized by George Putnam Fund upon the receipt of assets of the Acquired Fund in exchange for Merger Shares and the assumption by George Putnam Fund of the liabilities of the Acquired Fund;

(vii) under Section 362(b) of the Code, the basis in the hands of George Putnam Fund of the assets of the Acquired Fund transferred to George Putnam Fund will be the same as the basis of such assets in the hands of the Acquired Fund immediately prior to the transfer;

(viii) under Section 1223(2) of the Code, the holding periods of the assets of the Acquired Fund in the hands of George Putnam Fund will include the periods during which such assets were held by the Acquired Fund; and

(ix) George Putnam Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and Regulations thereunder.

As a result of the mergers, the pre-merger losses of Balanced Fund, which can be used to offset future gains, will be spread among a broader group of shareholders than would have been the case absent the mergers. For example, if the mergers had taken place on March 31, 2002, the pre-merger losses of the Balanced Fund equaled approximately 30% of its net asset value. If the mergers had taken place on March 31, 2002, pre-merger losses equaling only 0.2% of the combined fund's net asset value would have been available to offset future gains. As a result of this reduction in the relative amount of the capital loss carryforwards and unrealized losses available to shareholders of the Acquired Fund following the merger, former shareholders of Balanced Fund could, under certain circumstances, pay more taxes, or pay taxes sooner, than they would if such mergers did not occur. The tax attributes of Balanced Retirement Fund as of March 31, 2002 were such that the proposed merger did not present similar tax issues to a material extent.

A substantial portion of the portfolio assets of each Acquired Fund may be sold in connection with the Merger into George Putnam Fund. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the Acquired Fund's basis in such assets. Any net capital gains recognized in these sales will be distributed to the Acquired Fund's shareholders as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term gains) during or with respect to year of sale, and such distributions will be taxable to shareholders.

This description of the federal income tax consequences of the mergers is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the merger, including the applicability and effect of state, local, non-U.S. and other tax laws.

Performance Information. The following information provides some indication of the funds' risks. The charts show year-to-year changes in the performance of the funds' class A shares. The table following the chart compares the funds' performance to that of a broad measure of market performance. Of course, a fund's past performance is not an indication of future performance.

            Calendar Year Total Returns for Class A Shares

Balanced Fund
------------------------------------------------------------------------------
 1992   1993    1994    1995    1996    1997    1998    1999    2000    2001
  N/A    N/A     N/A   30.06%  13.75%  21.39%  26.94%  26.97%  -8.95% -16.98%
------------------------------------------------------------------------------

Balanced Retirement Fund
------------------------------------------------------------------------------
 1992   1993    1994    1995    1996    1997    1998    1999    2000    2001
11.37% 12.38%  -1.22%  27.03%  13.57%  18.51%   9.15%   0.39%  10.58%   3.31%
------------------------------------------------------------------------------

George Putnam Fund
------------------------------------------------------------------------------
 1992   1993    1994    1995    1996    1997    1998    1999    2000    2001
 7.96% 10.90%  -0.38%  30.12%  16.26%  21.02%  10.60%   0.12%   9.28%   0.51%
------------------------------------------------------------------------------

Performance figures in the bar charts do not reflect the impact of sales charges. If they did, performance would be less than that shown. Year-to-date performance through March 31, 2002 was 1.80% for George Putnam Fund, -2.34% for Balanced Fund and 1.87% for Balanced Retirement Fund. During the periods shown in the bar chart, the highest return for a quarter was 9.60% (quarter ending 6/30/97) for George Putnam Fund, 20.54% (quarter ending 12/31/99) for Balanced Fund and 8.60% (quarter ending 6/30/97) for Balanced Retirement Fund, and the lowest return for a quarter was -6.95% (quarter ending 9/30/99) for George Putnam Fund, -16.50% (quarter ending 3/31/01) for Balanced Fund and -6.12% (quarter ending 9/30/99) for Balanced Retirement Fund.

Average Annual Total Returns (for periods ending 12/31/01)
------------------------------------------------------------------------------
                           Past 1 year       Past 5 years       Past 10 years*
------------------------------------------------------------------------------
Balanced Fund

Class A                     -21.78%             6.88%              10.91%*
(before taxes)

Class A                     -22.27%             4.60%               7.91%*
(after taxes on
distributions)

Class A                     -13.27%             5.00%               7.90%*
(after taxes on
distributions and
sale of fund shares)

Class B                     -21.62%             7.05%              11.04%*
(before taxes)

Class C                     -18.37%             7.35%              11.04%*
(before taxes)

Class M                     -20.27%             6.85%              10.74%*
(before taxes)

Standard & Poor's 500 Index -11.89%            10.70%              15.94%*

Lehman Aggregate Bond Index   8.44%             7.43%               8.42%*


Balanced Retirement Fund

Class A                      -2.68%             6.93%               9.57%
(before taxes)

Class A                      -4.06%             4.33%               6.70%
(after taxes
on distributions)

Class A                      -1.43%             4.55%               6.53%
(after taxes
on distributions
and sale of fund
shares)

Class B                      -2.42%             7.10%               9.40%
(before taxes)

Class C                       1.53%             7.40%               9.40%
(before taxes)

Class M                      -0.81%             6.90%               9.29%
(before taxes)

Standard & Poor's/          -11.71%             9.49%              13.10%
Barra Value Index

Lehman Aggregate Bond Index   8.44%             7.43%               7.23%


George Putnam Fund

Class A                      -5.28%             6.77%               9.61%
(before taxes)

Class A                      -6.16%             4.37%               6.84%
(after taxes
on distributions)

Class A                      -2.97%            4.53%                6.63%
(after taxes
on distributions
and sale of fund
shares)

Class B                      -5.15%            6.92%                9.45%
(before taxes)

Class C                      -1.20%            7.23%                9.43%
(before taxes)

Class M                      -3.48%            6.76%                9.32%
(before taxes)

Standard & Poor's/          -11.71%            9.49%               13.10%
Barra Value Index

Lehman Aggregate Bond Index   8.44%            7.43%                7.23%
------------------------------------------------------------------------------
* For Balanced Fund, performance is shown since inception (1/03/95).

Unlike the bar charts, this performance information reflects the impact of sales charges. Class A and class M share performance reflects the current maximum initial sales charges; class B and class C share performance reflects the maximum applicable deferred sales charge if shares had been redeemed on 12/31/01 and, for class B shares, assumes conversion to class A shares after eight years. For periods before the inception of class B shares (4/04/00), class C shares (4/04/00) and class M shares (4/04/00) for Balanced Fund; class B shares (2/01/94), class C shares (7/26/99) and class M shares (3/17/95) for Balanced Retirement Fund; and class B shares (4/27/92), class C shares (7/26/99) and class M shares (12/01/94) for George Putnam Fund, performance shown for these classes in the table is based on the performance of each fund's class A shares, adjusted to reflect the appropriate sales charge, differences in operating expenses, and the higher 12b-1 fees paid by the class B, class C and class M shares. Balanced Fund's performance through March 31, 2001, benefited from Putnam Management's agreement to limit the fund's expenses. Balanced Fund's performance is compared to the Standard & Poor's 500 Index, an unmanaged index of common stocks frequently used as a general measure of U.S. stock market performance. Balanced Retirement Fund's and George Putnam Fund's performance are compared to the Standard & Poor's/Barra Value Index, and unmanaged index that contains firms with higher book-to-price ratios and is capitalization weighted, meaning that each stock is weighted in the appropriate index in proportion to its market value. In addition, the performance of all three funds is compared to the Lehman Aggregate Bond Index, an unmanaged index of investment-grade bonds. The performance of both Balanced Retirement Fund and George Putnam Fund was previously compared to the S&P 500 Index, as defined above, and the Lehman Government/ Credit Bond Index, formerly known as the Lehman Government/Corporate
Bond Index, an unmanaged index of publicly issued debt securities.
The S&P 500 Index was replaced by the S&P/Barra Value Index and the
Lehman Government/Credit Bond Index was replaced by the Lehman
Aggregate Bond Index, each of which is more representative of the funds' investment strategies than the index it replaces. The average annual total returns for the 1-year, 5-year and 10-year periods were -11.89%, 10.70% and 12.93% for the S&P 500 and 8.51%, 7.37% and 7.27% for
the Lehman Government/Credit Bond Index. After-tax returns reflect the highest individual federal income tax rates and do not reflect state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are shown for class A shares only and will vary for other classes. After-tax returns are not relevant to those investing through 401(k) plans, IRAs or other tax-deferred arrangements.

Capitalization. The following table shows the capitalization of the funds as of January 31, 2002, and on a pro forma combined basis, giving effect to the proposed acquisition of assets at net asset value as of that date:



------------------------------------------------------------------------------------------------------------
                                                   (UNAUDITED)
------------------------------------------------------------------------------------------------------------
                                                                              Pro Forma
                                                             Pro Forma         Combined
                             Balanced                         Combined        (Balanced         Total Pro
            Balanced        Retirement        George         (Balanced       Retirement           Forma
              Fund*            Fund*        Putnam Fund      Fund only)+      Fund only)+       Combined**+
------------------------------------------------------------------------------------------------------------
Net assets
(000's omitted)
Class A     $231,474         $630,790       $3,274,712       $3,506,129       $3,905,444         $4,136,861
Class B       24,097          237,223        1,137,090        1,161,168        1,374,293          1,398,371
Class C        4,157           15,797           46,997           51,153           62,793             66,949
Class M        2,130           20,134          246,350          248,475          266,480            268,605
Class Y       64,254            3,670          793,634          857,874          797,293            861,532
Total        326,112          907,614        5,498,783        5,824,779        6,406,303          6,732,318
Shares outstanding
(000's omitted)
Class A       23,722           61,037          196,506          210,400          234,368            248,262
Class B        2,477           23,211           68,918           70,379           83,296             84,756
Class C          427            1,539            2,834            3,085            3,787              4,038
Class M          218            1,962           14,924           15,053           16,144             16,273
Class Y        6,582              355           47,517           51,364           47,737             51,584
Net asset value
per share
Class A        $9.76           $10.33           $16.66           $16.66           $16.66             $16.66
Class B         9.73            10.22            16.50            16.50            16.50              16.50
Class C         9.74            10.27            16.58            16.58            16.58              16.58
Class M         9.75            10.26            16.51            16.51            16.51              16.51
Class Y         9.76            10.34            16.70            16.70            16.70              16.70
------------------------------------------------------------------------------------------------------------
 * Balanced Fund's and Balanced Retirement Fund's assets reflect proxy-related costs.

** Pro forma combined net assets of George Putnam Fund after the mergers with Balanced Fund and Balanced Retirement Fund.

 + Pro forma combined net assets reflect the deduction of legal, accounting and proxy solicitation costs relating to the merger.


Unaudited pro forma combining financial statements of the funds giving effect to the proposed merger of Balanced Retirement Fund and George Putnam Fund as of January 31, 2002, and for the twelve-month period then ended, are included in the SAI. Because the Agreement provides that George Putnam Fund will be the surviving fund following the merger and because George Putnam Fund's investment objectives and policies will remain unchanged, the pro forma combining financial statements reflect the transfer of the assets and liabilities of Balanced Retirement Fund to George Putnam Fund as contemplated by the Agreement. No pro forma financial statements for the proposed merger of Balanced Fund and George Putnam Fund are provided because as of April 16, 2002, the net assets of Balanced Fund equaled less than 10% of the net assets of George Putnam Fund.

The Trustees, including all of the independent Trustees, unanimously recommend approval of each merger.

IV. Information about Voting and the Shareholder Meeting

General. This Prospectus/Proxy Statement is furnished in connection with the proposed mergers of Balanced Fund and Balanced Retirement Fund into George Putnam Fund and the solicitation of proxies by and on behalf of the Trustees for use at each Meeting of Shareholders (each, a "Meeting"). Each Meeting is to be held on _________, 2002, at 11:00 a.m. at One Post Office Square, 8th Floor, Boston, Massachusetts, or at such later time as is made necessary by adjournment. The Notice of the Meeting, the combined Prospectus/Proxy Statement and the enclosed form of proxy are being mailed to shareholders on or about ________, 2002.

As of ____________, 2002, Balanced Fund and Balanced Retirement Fund had the following shares outstanding:

------------------------------------------------------------------------------
                     Class A     Class B     Class C     Class M     Class Y
------------------------------------------------------------------------------
Balanced Fund

Balanced
Retirement Fund
------------------------------------------------------------------------------

Only shareholders of record on _____, 2002 will be entitled to notice of and to vote at the Meeting. Each share is entitled to one vote, with fractional shares voting proportionally.

The Trustees know of no matters other than those set forth herein to be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the Trustees' intention that proxies will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

Required Vote. Proxies are being solicited from the shareholders of Balanced Fund and Balanced Retirement Fund by their Trustees for each Meeting. Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specifications, FOR
approval of the Agreement   The transactions contemplated by the
Agreement will be consummated only if approved by the affirmative vote of a majority of the Acquired Fund's shares voted at the Meeting. Proxies from George Putnam Fund's shareholders are not being solicited because their approval or consent is not necessary for the mergers.

Record Date, Quorum and Method of Tabulation. Shareholders of record of Balanced Fund and Balanced Retirement Fund at the close of business on ___________, 2002 (the "Record Date") will be entitled to vote at the Meeting or any adjournment thereof. The holders of 30% of the shares of the Acquired Fund outstanding at the close of business on the Record Date present in person or represented by proxy will constitute a quorum for its Meeting.

Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Acquired Fund as tellers for the Meeting. The tellers will count the total number of votes cast "for" approval of the proposal for purposes of determining whether sufficient affirmative votes have been cast. The tellers will count shares represented by proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and
(ii) the broker or nominee does not have the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Abstentions and broker non-votes have no effect on the proposal.

Share Ownership. As of __________, 2002, the officers and Trustees of each fund as a group beneficially owned less than 1% of the outstanding shares of such fund. To the best of the knowledge of the fund, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of the fund:

------------------------------------------------------------------------------
     Class           Shareholder Name and Address       Percentage Owned
------------------------------------------------------------------------------
                                                     Actual      Pro Forma
                                                   (as of March (as of March
                                                    31, 2002)    31, 2002)
------------------------------------------------------------------------------
Balanced Fund

Balanced Retirement Fund

George Putnam Fund
                                                                    */**
                                                                    */**
                                                                    */**
                                                                    */**
                                                                    */**
                                                                    */**
------------------------------------------------------------------------------
 * Assumes consummation of the proposed merger with Balanced Fund.

** Assumes consummation of the proposed merger with Balanced Retirement
   Fund.

Solicitation of Proxies.   In addition to soliciting proxies by mail,
the Trustees of Balanced Fund and Balanced Retirement Fund and employees of Putnam Management, Putnam Fiduciary Trust Company and Putnam Retail Management may solicit proxies in person or by telephone. Your fund has also arranged to have a proxy solicitation firm D.F. King & Co., Inc., call you to record your voting instructions by telephone. If you wish to speak to a D.F. King representative, call 1-800-735-3428. The telephone voting procedure is designed to authenticate shareholders' identities, to allow them to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. Balanced Fund and Balanced Retirement Fund have been advised by counsel that these procedures are consistent with the requirements of applicable law. If these procedures were subject to a successful legal challenge, such votes would not be counted at the Meeting. Balanced Fund and Balanced Retirement Fund are unaware of any such challenge at this time. Shareholders would be called at the phone number Putnam Management has in its records for their accounts, and would be asked for their Social Security number or other identifying information. The shareholders would then be given an opportunity to authorize the proxies to vote their shares at the meeting in accordance with their instructions. To ensure that the shareholders' instructions have been recorded correctly, they will also receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect.

Shareholders of Balanced Fund and Balanced Retirement Fund have the opportunity to submit their voting instructions via the Internet by utilizing a program provided by a third-party vendor hired by Putnam Management, or by telephone "touch-tone" voting. The giving of such a proxy will not affect your right to vote in person should you decide to attend the Meeting. To vote via the Internet or by telephone "touch-tone" voting, you will need the 14-digit "control" number that appears on your proxy card. To use the Internet please access the Internet address listed on your proxy card. To record your voting instructions by touch-tone telephone, call toll-free 1-888-221-0697. The Internet voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders' instructions have been recorded properly.
Shareholders voting via the Internet should understand that there may be costs associated with Internet access, such as usage charges from electronic access providers and telephone companies, that must be borne by the shareholders.

Each Fund's Trustees have adopted a general policy of maintaining confidentiality in the voting of proxies. Consistent with this policy, the funds may solicit proxies from shareholders who have not voted their shares or who have abstained from voting.

Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses in soliciting instructions from their principals. Balanced Fund and Balanced Retirement Fund have retained at their own expense D.F. King & Co., Inc., 77 Water Street, New York, New York 10005, to aid in the solicitation of instructions for registered and nominee accounts, for a fee not to exceed $5,000 each plus reasonable out-of-pocket expenses for mailing and phone costs. The expenses of the preparation of proxy statements and related materials for each merger, including printing and delivery costs, are borne by Balanced Fund and Balanced Retirement Fund.

Revocation of Proxies. Proxies, including proxies given by telephone or over the Internet, may be revoked at any time before they are voted either (i) by a written revocation received by the Clerk of your fund,
(ii) by properly executing a later-dated proxy, (iii) by recording later-dated voting instructions via the Internet or (iv) by attending the Meeting and voting in person.

Adjournment. If sufficient votes in favor of the proposal set forth in the Notice of the Meeting are not received by the time scheduled for the Meeting, the persons named as proxies may propose adjournments of the Meeting for a period or periods of not more than 60 days in the aggregate to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of adjournment those proxies that they are entitled to vote in favor of the proposal. They will vote against adjournment those proxies required to be voted against the proposal.




Appendix A

AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization (the "Agreement") is made as of [Insert Date] in Boston, Massachusetts, by and between [Insert name of acquiring fund], a Massachusetts business trust, [on behalf of its [insert name of series of acquiring fund] series] ("Acquiring Fund"),[insert name of target fund], a Massachusetts business trust, [on behalf of its [insert name of series of target fund] series] ("Acquired Fund"), and Putnam Investment Management, LLC, a Delaware limited liability company.

PLAN OF REORGANIZATION

(a) Acquired Fund will sell, assign, convey, transfer and deliver to Acquiring Fund on the Exchange Date (as defined in Section 6) all of its properties and assets existing at the Valuation Time (as defined in Section 3(d)). In consideration therefor, Acquiring Fund shall, on the Exchange Date, assume all of the liabilities of Acquired Fund existing at the Valuation Time and deliver to Acquired Fund (i) a number of full and fractional Class A shares of beneficial interest of Acquiring Fund (the "Class A Merger Shares") having an aggregate net asset value equal to the value of the assets of Acquired Fund attributable to Class A shares of Acquired Fund transferred to Acquiring Fund on such date less the value of the liabilities of Acquired Fund attributable to Class A shares of Acquired Fund assumed by Acquiring Fund on such date; (ii) a number of full and fractional Class B shares of beneficial interest of Acquiring Fund (the "Class B Merger Shares") having an aggregate net asset value equal to the value of the assets of Acquired Fund attributable to Class B shares of Acquired Fund transferred to Acquiring Fund on such date less the value of the liabilities of Acquired Fund attributable to Class B shares of Acquired Fund assumed by Acquiring Fund on such date; (iii) a number of full and fractional Class C shares of beneficial interest of Acquiring Fund (the "Class C Merger Shares") having an aggregate net asset value equal to the value of the assets of Acquired Fund attributable to Class C shares of Acquired Fund transferred to Acquiring Fund on such date less the value of the liabilities of Acquired Fund attributable to Class C shares of Acquired Fund assumed by Acquiring Fund on such date; (iv) a number of full and fractional Class M shares of beneficial interest of Acquiring Fund (the "Class M Merger Shares") having an aggregate net asset value equal to the value of the assets of Acquired Fund attributable to Class M shares of Acquired Fund transferred to Acquiring Fund on such date less the value of the liabilities of Acquired Fund attributable to Class M shares of Acquired Fund assumed by Acquiring Fund on such date; and (v) a number of full and fractional Class Y shares of beneficial interest of Acquiring Fund (the "Class Y Merger Shares") having an aggregate net asset value equal to the value of the assets of Acquired Fund attributable to Class Y shares of Acquired Fund transferred to Acquiring Fund on such date less the value of the liabilities of Acquired Fund attributable to Class Y shares of Acquired Fund assumed by Acquiring Fund on such date. The Class A Merger Shares, the Class B Merger Shares, the Class C Merger Shares, the Class M Merger Shares and the Class Y Merger Shares shall be referred to collectively as the "Merger Shares." It is intended that the reorganization described in this Plan shall be a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the "Code"). Prior to the Exchange Date, Acquired Fund will declare and pay to its shareholders a dividend and/or other distribution in an amount such that it will have distributed all of its net investment income and capital gains as described in Section 8(l) hereof.

(b) Upon consummation of the transactions described in paragraph (a) of this Agreement, Acquired Fund shall distribute in complete liquidation to its Class A, Class B, Class C, Class M and Class Y shareholders of record as of the Exchange Date Class A, Class B, Class C, Class M and Class Y Merger Shares, each shareholder being entitled to receive that proportion of such Class A, Class B, Class C, Class M or Class Y Merger Shares that the number of Class A, Class B, Class C, Class M or Class Y shares of beneficial interest of Acquired Fund held by such shareholder bears to the number of such Class A, Class B, Class C, Class M or Class Y shares of Acquired Fund outstanding on such date. Certificates representing the Merger Shares will be issued only if the shareholder so requests.

AGREEMENT

Acquiring Fund and Acquired Fund agree as follows:

1. Representations and warranties of Acquiring Fund. Acquiring Fund represents and warrants to and agrees with Acquired Fund that:

(a) Acquiring Fund is [series of [insert name of business trust],] a business trust duly established and validly existing under the laws of The Commonwealth of Massachusetts, and has power to own all of its properties and assets and to carry out its obligations under this Agreement. Acquiring Fund is not required to qualify as a foreign association in any jurisdiction. Acquiring Fund has all necessary federal, state and local authorizations to carry on its business as now being conducted and to carry out this Agreement.

(b) Acquiring Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

(c) A statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of investments (indicating their market values) of Acquiring Fund for the fiscal year ended [insert date], such statements and schedule having been audited by [insert name of accountant], independent accountants, [and an unaudited statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of investments (indicating their market values) of Acquiring Fund for the six months ended [insert date],] have been furnished to Acquired Fund. Such statement[s] of assets and liabilities and schedule[s] of investments fairly present the financial position of Acquiring Fund as of the dates thereof and such statement[s] of operations and changes in net assets fairly reflect the results of its operations and changes in net assets for the periods covered thereby in conformity with generally accepted accounting principles.

(d) The prospectus and statement of additional information dated [insert date], previously furnished to Acquired Fund, and any amendment or supplement thereto or any superseding prospectus or statement of additional information in respect thereof in effect prior to the Exchange Date, which will be furnished to Acquired Fund (collectively, the "Acquiring Fund Prospectus") do not, as of the date hereof, and will not, as of the Exchange Date, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided however, that Acquiring Fund makes no representation or warranty as to any information in the Acquiring Fund Prospectus that does not specifically relate to Acquiring Fund.

(e) There are no material legal, administrative or other proceedings pending or, to the knowledge of Acquiring Fund, threatened against Acquiring Fund which assert liability or may, if successfully prosecuted to their conclusion, result in liability on the part of Acquiring Fund, other than as have been disclosed in the Prospectus (as defined below).

(f) Acquiring Fund has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its statement of assets and liabilities as of [insert date] and those incurred in the ordinary course of Acquiring Fund's business as an investment company since such date.

(g) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act, state securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto
Rico) or the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the "H-S-R Act").

(h) The registration statement and any amendment thereto (including any post-effective amendment) (the "Registration Statement") filed with the Securities and Exchange Commission (the "Commission") by Acquiring Fund on Form N-14 relating to the Merger Shares issuable hereunder, and the proxy statement of Acquired Fund included therein (the "Proxy Statement"), on the effective date of the Registration Statement (i) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders' meeting referred to in Section 7(a) and at the Exchange Date, the prospectus contained in the Registration Statement (the "Prospectus"), as amended or supplemented by any amendments or supplements filed or requested to be filed with the Commission by Acquired Fund, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Registration Statement, the Prospectus or the Proxy Statement made in reliance upon and in conformity with information furnished by Acquired Fund for use in the Registration Statement, the Prospectus or the Proxy Statement.

(i) There are no material contracts outstanding to which Acquiring Fund is a party, other than as disclosed in the Registration Statement, the Prospectus, or the Proxy Statement.

(j) All of the issued and outstanding shares of beneficial interest of Acquiring Fund have been offered for sale and sold in conformity with all applicable federal securities laws.

(k) Acquiring Fund is and will at all times through the Exchange Date qualify for taxation as a "regulated investment company" under Sections 851 and 852 of the Code.

(l) Acquiring Fund has filed or will file all federal and state tax returns which, to the knowledge of Acquiring Fund's officers, are required to be filed by Acquiring Fund and has paid or will pay all federal and state taxes shown to be due on said returns or on any assessments received by Acquiring Fund. All tax liabilities of Acquiring Fund have been adequately provided for on its books, and to the knowledge of Acquiring Fund, no tax deficiency or liability of Acquiring Fund has been asserted, and no question with respect thereto has been raised, by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid. As of the Exchange Date, Acquiring Fund is not under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

(m) The issuance of the Merger Shares pursuant to this Agreement will be in compliance with all applicable federal securities laws.

(n) The Merger Shares to be issued to Acquired Fund have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable by Acquiring Fund, and no shareholder of Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof.

2. Representations and warranties of Acquired Fund. Acquired Fund represents and warrants to and agrees with Acquiring Fund that:

(a) Acquired Fund is [a series of [insert name of MA business trust],] a business trust duly established and validly existing under the laws of The Commonwealth of Massachusetts, and has power to own all of its properties and assets and to carry out its obligations under this Agreement. Acquired Fund is not required to qualify as a foreign association in any jurisdiction. Acquired Fund has all necessary federal, state and local authorizations to carry on its business as now being conducted and to carry out this Agreement.

(b) Acquired Fund is registered under the 1940 Act as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

(c) A statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of investments (indicating their market values) of Acquired Fund for the fiscal year ended [insert date], such statements and schedule having been audited by [insert name of accountants], independent accountants, and an unaudited statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of investments (indicating their market values) of Acquired Fund for the six months ended [insert date], have been furnished to Acquiring Fund. Such statement[s] of assets and liabilities and schedule[s] of investments fairly present the financial position of Acquired Fund as of [insert date], and such statement[s] of operations and changes in net assets fairly reflect the results of its operations and changes in net assets for the period covered thereby in conformity with generally accepted accounting principles.

(d) The prospectus and statement of additional information dated [insert date], previously furnished to Acquiring Fund, and any amendment or supplement thereto or any superseding prospectus or statement of additional information in respect thereof in effect prior to the Exchange Date, which will be furnished to Acquiring Fund (collectively the "Acquired Fund Prospectus"), do not, as of the date hereof, and will not, as of the Exchange Date, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided however, that Acquired Fund makes no representation or warranty as to any information in the Acquired Fund Prospectus that does not specifically relate to Acquired Fund.

(e) There are no material legal, administrative or other proceedings pending or, to the knowledge of Acquired Fund, threatened against Acquired Fund which assert liability or may, if successfully prosecuted to their conclusion, result in liability on the part of Acquired Fund, other than as have been disclosed in the Registration Statement.

(f) Acquired Fund has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its statement of assets and liabilities as of [insert date] and those incurred in the ordinary course of Acquired Fund's business as an investment company since such date. Prior to the Exchange Date, Acquired Fund will advise Acquiring Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to [insert date], whether or not incurred in the ordinary course of business.

(g) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, state securities or blue sky laws, or the H-S-R Act.

(h) The Registration Statement, the Prospectus and the Proxy Statement, on the Effective Date of the Registration Statement and insofar as they do not relate to Acquiring Fund (i) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders' meeting referred to in Section 7(a) below and on the Exchange Date, the Prospectus, as amended or supplemented by any amendments or supplements filed or requested to be filed with the Commission by Acquiring Fund, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided however, that the representations and warranties in this subsection shall apply only to statements of fact relating to Acquired Fund contained in the Registration Statement, the Prospectus or the Proxy Statement, or omissions to state in any thereof a material fact relating to Acquired Fund, as such Registration Statement, Prospectus and Proxy Statement shall be furnished to Acquired Fund in definitive form as soon as practicable following effectiveness of the Registration Statement and before any public distribution of the Prospectuses or Proxy Statements.

(i) There are no material contracts outstanding to which Acquired Fund is a party, other than as will be disclosed in the Prospectus or the Proxy Statement.

(j) All of the issued and outstanding shares of beneficial interest of Acquired Fund have been offered for sale and sold in conformity with all applicable federal securities laws.

(k) Acquired Fund is and will at all times through the Exchange Date qualify for taxation as a "regulated investment company" under Sections 851 and 852 of the Code.

(l) Acquired Fund has filed or will file all federal and state tax returns which, to the knowledge of Acquired Fund's officers, are required to be filed by Acquired Fund and has paid or will pay all federal and state taxes shown to be due on said returns or on any assessments received by Acquired Fund. All tax liabilities of Acquired Fund have been adequately provided for on its books, and to the knowledge of Acquired Fund, no tax deficiency or liability of Acquired Fund has been asserted, and no question with respect thereto has been raised, by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid. As of the Exchange Date, Acquired Fund is not under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

(m) At both the Valuation Time and the Exchange Date, Acquired Fund will have full right, power and authority to sell, assign, transfer and deliver the Investments and any other assets and liabilities of Acquired Fund to be transferred to Acquiring Fund pursuant to this Agreement. At the Exchange Date, subject only to the delivery of the Investments and any such other assets and liabilities as contemplated by this Agreement, Acquiring Fund will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof (except for such restrictions as previously disclosed to Acquiring Fund by Acquired Fund). As used in this Agreement, the term "Investments" shall mean Acquired Fund's investments shown on the schedule of its investments as of [insert date] referred to in Section 2(c) hereof, as supplemented with such changes as Acquired Fund shall make, and changes resulting from stock dividends, stock splits, mergers and similar corporate actions.

(n) No registration under the 1933 Act of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of Acquiring Fund or Acquired Fund, except as previously disclosed to Acquiring Fund by Acquired Fund.

(o) At the Exchange Date, Acquired Fund will have sold such of its assets, if any, as necessary to ensure that, after giving effect to the acquisition of the assets of Acquired Fund pursuant to this Agreement, Acquiring Fund will remain in compliance with its mandatory investment restrictions as set forth in the Registration Statement.

3. Reorganization.

(a) Subject to the requisite approval of the shareholders of Acquired Fund and to the other terms and conditions contained herein (including Acquired Fund's obligation to distribute to its shareholders all of its net investment income and capital gains as described in Section 8(l) hereof), Acquired Fund agrees to sell, assign, convey, transfer and deliver to Acquiring Fund, and Acquiring Fund agrees to acquire from Acquired Fund, on the Exchange Date all of the Investments and all of the cash and other properties and assets of Acquired Fund, whether accrued or contingent (including cash received by Acquired Fund upon the liquidation by Acquired Fund of any investments purchased by Acquired Fund after [insert date] and designated by Acquiring Fund as being unsuitable for it to acquire), in exchange for that number of Merger Shares provided for in Section 4 and the assumption by Acquiring Fund of all of the liabilities of Acquired Fund, whether accrued or contingent, existing at the Valuation Time. Pursuant to this Agreement, Acquired Fund will, as soon as practicable after the Exchange Date, distribute all of the Class A, Class B, Class C, Class M and Class Y Merger Shares received by it to the Class A, Class B, Class C, Class M and Class Y shareholders, respectively, of Acquired Fund, in complete liquidation of Acquired Fund.

(b) As soon as practicable following the requisite approval of the shareholders of Acquired Fund, Acquired Fund will, at its expense, liquidate such of its portfolio securities as Acquiring Fund shall indicate it does not wish to acquire. Such liquidation will be substantially completed prior to the Exchange Date, unless otherwise agreed by Acquired Fund and Acquiring Fund.

(c) Acquired Fund will pay or cause to be paid to Acquiring Fund any interest, cash or such dividends, rights and other payments received by it on or after the Exchange Date with respect to the Investments and other properties and assets of Acquired Fund, whether accrued or contingent, received by it on or after the Exchange Date. Any such distribution shall be deemed included in the assets transferred to Acquiring Fund at the Exchange Date and shall not be separately valued unless the securities in respect of which such distribution is made shall have gone "ex" such distribution prior to the Valuation Time, in which case any such distribution which remains unpaid at the Exchange Date shall be included in the determination of the value of the assets of Acquired Fund acquired by Acquiring Fund.

(d) The Valuation Time shall be 4:00 p.m. Boston time on [insert date] or such earlier or later day as may be mutually agreed upon in writing by the parties hereto (the "Valuation Time").

4. Exchange date; valuation time. On the Exchange Date, Acquiring Fund will deliver to Acquired Fund (i) a number of full and fractional Class A Merger Shares having an aggregate net asset value equal to the value of assets of Acquired Fund attributable to Class A shares of Acquired Fund transferred to Acquiring Fund on such date less the value of the liabilities of Acquired Fund attributable to the Class A shares of Acquired Fund assumed by Acquiring Fund on that date; (ii) a number of full and fractional Class B Merger Shares having an aggregate net asset value equal to the value of the assets of Acquired Fund attributable to Class B shares of Acquired Fund transferred to Acquiring Fund on such date less the value of the liabilities of Acquired Fund attributable to Class B shares of Acquired Fund assumed by Acquiring Fund on that date;
(iii) a number of full and fractional Class C Merger Shares having an aggregate net asset value equal to the value of the assets of Acquired Fund attributable to Class C shares of Acquired Fund transferred to Acquiring Fund on such date less the value of the liabilities of Acquired Fund attributable to Class C shares of Acquired Fund assumed by Acquiring Fund on that date, (iv) a number of full and fractional Class M Merger Shares having an aggregate net asset value equal to the value of the assets of Acquired Fund attributable to Class M shares of Acquired Fund transferred to Acquiring Fund on such date less the value of the liabilities of Acquired Fund attributable to Class M; and (v) a number of full and fractional Class Y Merger Shares having an aggregate net asset value equal to the value of the assets of Acquired Fund attributable to Class Y shares of Acquired Fund transferred to Acquiring Fund on such date less the value of the liabilities of Acquired Fund attributable to Class Y shares of Acquired Fund assumed by Acquiring Fund on that date.

(a) The net asset value of the Merger Shares to be delivered to Acquired Fund, the value of the assets attributable to the Class A, Class B, Class C, Class M and Class Y shares of Acquired Fund and the value of the liabilities attributable to the Class A, Class B, Class C, Class M and Class Y shares of Acquired Fund to be assumed by Acquiring Fund shall in each case be determined as of the Valuation Time.

(b) The net asset value of the Class A, Class B, Class C, Class M and Class Y Merger Shares, and the value of the assets and liabilities of the Class A, Class B, Class C, Class M and Class Y shares of Acquired Fund shall be determined by Acquiring Fund, in cooperation with Acquired Fund, pursuant to procedures customarily used by Acquiring Fund in determining the fair market value of Acquiring Fund's assets and liabilities.

(c) No adjustment shall be made in the net asset value of either
Acquired Fund or Acquiring Fund to take into account differences in realized and unrealized gains and losses.

(d) Reserved.

(e) Acquiring Fund shall issue the Merger Shares to Acquired Fund in five certificates registered in the name of Acquired Fund, one for Class A Merger Shares, one for Class B Merger Shares, one for Class C Merger Shares, one for Class M Merger Shares and one for Class Y Merger Shares (excluding any fractional shares). Acquired Fund shall distribute the Class A Merger Shares to the Class A shareholders of Acquired Fund by redelivering such certificates to Acquiring Fund's transfer agent which will as soon as practicable set up open accounts for each Class A shareholder of Acquired Fund in accordance with written instructions furnished by Acquired Fund. Acquired Fund shall distribute the Class B Merger Shares to the Class B shareholders of Acquired Fund by redelivering such certificates to Acquiring Fund's transfer agent which will as soon as practicable set up open accounts for each Class B shareholder of Acquired Fund in accordance with written instructions furnished by Acquired Fund. Acquired Fund shall distribute the Class C Merger Shares to the Class C shareholders of Acquired Fund by redelivering such certificates to Acquiring Fund's transfer agent which will as soon as practicable set up open accounts for each Class C shareholder of Acquired Fund in accordance with written instructions furnished by Acquired Fund. Acquired Fund shall distribute the Class M Merger Shares to the Class M shareholders of Acquired Fund by redelivering such certificates to Acquiring Fund's transfer agent which will as soon as practicable set up open accounts for each Class M shareholder of Acquired Fund in accordance with written instructions furnished by Acquired Fund. Acquired Fund shall distribute the Class Y Merger Shares to the Class Y shareholders of Acquired Fund by redelivering such certificates to Acquiring Fund's transfer agent which will as soon as practicable set up open accounts for each Class Y shareholder of Acquired Fund in accordance with written instructions furnished by Acquired Fund. With respect to any Acquired Fund shareholder holding share certificates as of the Exchange Date, Acquiring Fund will not permit such shareholder to receive dividends and other distributions on the Merger Shares (although such dividends and other distributions shall be credited to the account of such shareholder), receive certificates representing the Merger Shares, or pledge such Merger Shares until such shareholder has surrendered his or her outstanding Acquired Fund certificates or, in the event of lost, stolen, or destroyed certificates, posted adequate bond. In the event that a shareholder shall not be permitted to receive dividends and other distributions on the Merger Shares as provided in the preceding sentence, Acquiring Fund shall pay any such dividends or distributions in additional shares, notwithstanding any election such shareholder shall have made previously with respect to the payment, in cash or otherwise, of dividends and distributions on shares of Acquired Fund. Acquired Fund will, at its expense, request the shareholders of Acquired Fund to surrender their outstanding Acquired Fund certificates, or post adequate bond, as the case may be.

(f) Acquiring Fund shall assume all liabilities of Acquired Fund, whether accrued or contingent, in connection with the acquisition of assets and subsequent dissolution of Acquired Fund or otherwise.

5. Expenses, fees, etc.

(a) All fees and expenses, including legal and accounting expenses, portfolio transfer taxes (if any) or other similar expenses incurred in connection with the consummation by Acquired Fund and Acquiring Fund of the transactions contemplated by this Agreement (together with the costs specified in (i) below, "Expenses") will be allocated ratably between Acquiring Fund and Acquired Fund in proportion to their net assets as of the Valuation Time, except that (i) the costs of proxy materials and proxy solicitation will be borne by Acquired Fund, and (ii) the costs of liquidating such of Acquired Fund's portfolio securities as Acquiring Fund shall indicate it does not wish to acquire prior to the Exchange Date shall be borne by Acquired Fund; provided however, that the Expenses to be borne by the Acquired Fund will not exceed $__________, the Expenses to be borne by the Acquired Fund will not exceed $__________, and the remainder of any such Expenses will be borne by Putnam Investment Management, LLC; and provided further that such Expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by the other party of such Expenses would result in the disqualification of Acquiring Fund or Acquired Fund, as the case may be, as a "regulated investment company" within the meaning of Section 851 of the Code.

(b) In the event the transactions contemplated by this Agreement are not consummated by reason of Acquiring Fund's being either unwilling or unable to go forward (other than by reason of the nonfulfillment or failure of any condition to Acquiring Fund's obligations referred to in
Section 8), or by reason of the nonfulfillment or failure of any condition to Acquired Fund's obligations referred to in Section 9, Acquiring Fund shall pay directly all reasonable fees and expenses incurred by Acquired Fund in connection with such transactions, including, without limitation, legal, accounting and filing fees.

(c) In the event the transactions contemplated by this Agreement are not consummated by reason of Acquired Fund's being either unwilling or unable to go forward (other than by reason of the nonfulfillment or failure of any condition to Acquired Fund's obligations referred to in
Section 9), or by reason of the nonfulfillment or failure of any condition to Acquiring Fund's obligations referred to in Section 8, Acquired Fund shall pay directly all reasonable fees and expenses incurred by Acquiring Fund in connection with such transactions, including without limitation legal, accounting and filing fees.

(d) In the event the transactions contemplated by this Agreement are not consummated for any reason other than (i) Acquiring Fund's or Acquired Fund's being either unwilling or unable to go forward or (ii) the nonfulfillment or failure of any condition to Acquiring Fund's or Acquired Fund's obligations referred to in Section 8 or Section 9 of this Agreement, then each of Acquiring Fund and Acquired Fund shall bear all of its own expenses incurred in connection with such transactions.

(e) Notwithstanding any other provisions of this Agreement, if for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to the other party for any damages resulting therefrom, including without limitation consequential damages, except as specifically set forth above.

6. Exchange date. Delivery of the assets of Acquired Fund to be transferred, assumption of the liabilities of Acquired Fund to be assumed and the delivery of the Merger Shares to be issued shall be made at the offices of Ropes & Gray, One International Place, Boston, Massachusetts, at 7:30 A.M. on the next full business day following the Valuation Time, or at such other time and date agreed to by Acquiring Fund and Acquired Fund, the date and time upon which such delivery is to take place being referred to herein as the "Exchange Date."

7. Meeting of shareholders; dissolution.

(a) Acquired Fund agrees to call a meeting of its shareholders as soon as is practicable after the effective date of the Registration Statement for, among other things, the purpose of considering the matters contemplated by this Agreement.

(b) Acquired Fund agrees that the liquidation and dissolution of Acquired Fund will be effected in the manner provided in the Agreement and Declaration of Trust of Acquired Fund in accordance with applicable law and that on and after the Exchange Date, Acquired Fund shall not conduct any business except in connection with its liquidation and dissolution.

(c) Acquiring Fund has, after the preparation and delivery to Acquiring Fund by Acquired Fund of a preliminary version of the Proxy Statement which was satisfactory to Acquiring Fund and to Ropes & Gray for inclusion in the Registration Statement, filed the Registration Statement with the Commission. Each of Acquired Fund and Acquiring Fund will cooperate with the other, and each will furnish to the other the information relating to itself required by the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder set forth in the Registration Statement, including the Prospectus and the Proxy Statement.

8. Conditions to Acquiring Fund's obligations. The obligations of Acquiring Fund hereunder shall be subject to the following conditions:

(a) That this Agreement shall have been adopted and the transactions contemplated hereby shall have been approved by the affirmative vote of
(i) at least a majority of the Trustees of Acquired Fund (including a majority of those Trustees who are not "interested persons" of Acquired Fund, as defined in Section 2(a)(19) of the 1940 Act); (ii) at least a majority of the Trustees of Acquiring Fund (including a majority of those Trustees who are not "interested persons" of Acquiring Fund, as defined in Section 2(a)(19) of the 1940 Act); and [(iii) a majority of the shares of Acquired Fund voted at a duly constituted meeting].

(b) That Acquired Fund shall have furnished to Acquiring Fund a statement of Acquired Fund's net assets, with values determined as provided in Section 4 of this Agreement, together with a list of Investments with their respective tax costs, all as of the Valuation Time, certified on Acquired Fund's behalf by Acquired Fund's President (or any Vice President) and Treasurer (or any Assistant Treasurer), and a certificate of both such officers, dated the Exchange Date, to the effect that as of the Valuation Time and as of the Effective Date there has been no material adverse change in the financial position of Acquired Fund since [insert date] other than changes in the Investments and other assets and properties since that date or changes in the market value of the Investments and other assets of Acquired Fund, changes due to net redemptions or changes due to dividends paid or losses from operations.

(c) That Acquired Fund shall have furnished to Acquiring Fund a statement, dated the Exchange Date, signed on behalf of Acquired Fund by Acquired Fund's President (or any Vice President) and Treasurer (or any Assistant Treasurer) certifying that as of the Valuation Time and as of the Exchange Date all representations and warranties of Acquired Fund made in this Agreement are true and correct in all material respects as if made at and as of such dates, and that Acquired Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

(d) That Acquired Fund shall have delivered to Acquiring Fund an agreed upon procedures letter from [name of accountant] dated the Exchange Date, setting forth findings of [name of accountant] pursuant to its performance of the agreed upon procedures set forth therein relating to management's assertions that (i) for the short taxable period from [insert date] to the Exchange Date Acquired Fund qualified as a regulated investment company under the Internal Revenue Code (the "Code"), (ii) as of the Exchange Date, has no liability other than liabilities stated for federal or state income taxes and (iii) as of the Exchange Date, has no liability for federal excise tax purposes under section 4982 of the Code.

(e) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

(f) That Acquiring Fund shall have received an opinion of Ropes & Gray, in form satisfactory to Acquiring Fund and dated the Exchange Date, to the effect that (i) Acquired Fund is a business trust duly established and validly existing under the laws of The Commonwealth of Massachusetts, and, to the knowledge of such counsel, is not required to qualify to do business as a foreign association in any jurisdiction except as may be required by state securities or blue sky laws, (ii) this Agreement has been duly authorized, executed, and delivered by Acquired Fund and, assuming that the Registration Statement, the Prospectus and the Proxy Statement comply with the 1933 Act, the 1934 Act and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by Acquiring Fund, is a valid and binding obligation of Acquired Fund, (iii) Acquired Fund has power to sell, assign, convey, transfer and deliver the assets contemplated hereby and, upon consummation of the transactions contemplated hereby in accordance with the terms of this Agreement, Acquired Fund will have duly sold, assigned, conveyed, transferred and delivered such assets to Acquiring Fund, (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate Acquired Fund's Agreement and Declaration of Trust, as amended, or Bylaws or any provision of any agreement known to such counsel to which Acquired Fund is a party or by which it is bound, it being understood that with respect to investment restrictions as contained in Acquired Fund's Agreement and Declaration of Trust, Bylaws, then current prospectus or statement of additional information or the Registration Statement, such counsel may rely upon a certificate of an officer of Acquired Fund's whose responsibility it is to advise Acquired Fund with respect to such matters, and (v) no consent, approval, authorization or order of any court or governmental authority is required for the consummation by Acquired Fund of the transactions contemplated hereby, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act and such as may be required under state securities or blue sky laws and the H-S-R Act, and (vi) such other matters as Acquiring Fund may reasonably deem necessary or desirable.

(g) That Acquiring Fund shall have received an opinion of Ropes & Gray dated the Exchange Date (which opinion would be based upon certain factual representations and subject to certain qualifications), to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes: (i) the acquisition by Acquiring Fund of substantially all of the assets of Acquired Fund solely in exchange for Merger Shares and the assumption by Acquiring Fund of liabilities of Acquired Fund followed by the distribution of Acquired Fund to its shareholders of Merger Shares in complete liquidation of Acquired Fund, all pursuant to the plan of reorganization, constitutes a reorganization within the meaning of
Section 368(a) of the Internal Revenue Code and Acquired Fund and Acquiring Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Internal Revenue Code, (ii) no gain or loss will be recognized by Acquiring Fund or its shareholders upon receipt of the Investments transferred to Acquiring Fund pursuant to this Agreement in exchange for the Merger Shares, (iii) the basis to Acquiring Fund of the Investments will be the same as the basis of the Investments in the hands of Acquired Fund immediately prior to such exchange, (iv) Acquiring Fund's holding periods with respect to the Investments will include the respective periods for which the Investments were held by Acquired Fund; and (v) Acquiring Fund will succeed to and take into account the items of Acquired Fund described in
Section 381(c) of the Internal Revenue Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Internal Revenue Code and Regulations thereunder.

(h) That the assets of Acquired Fund to be acquired by Acquiring Fund will include no assets which Acquiring Fund, by reason of charter limitations or of investment restrictions disclosed in the Registration Statement in effect on the Exchange Date, may not properly acquire.

(i) That the Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of Acquiring Fund, threatened by the Commission.

(j) That Acquiring Fund shall have received from the Commission, any relevant state securities administrator, the Federal Trade Commission (the "FTC") and the Department of Justice (the "Department") such order or orders as Ropes & Gray deems reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act, any applicable state securities or blue sky laws and the H-S-R Act in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

(k) That all proceedings taken by Acquired Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to Acquiring Fund and Ropes & Gray.

(l) That, prior to the Exchange Date, Acquired Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the shareholders of Acquired Fund (i) all of the excess of (X) Acquired Fund's investment income excludable from gross income under Section 103 of the Code over
(Y) Acquired Fund's deductions disallowed under Sections 265 and 171 of the Code, (ii) all of Acquired Fund's investment company taxable income (as defined in Section 852 of the Code) for its taxable years ending on or after [insert date], and on or prior to the Exchange Date (computed in each case without regard to any deduction for dividends paid), and
(iii) all of its net capital gain realized after reduction by any capital loss carryover in each of its taxable years ending on or after [insert date], and on or prior to the Exchange Date.

(m) That Acquired Fund's custodian shall have delivered to Acquiring Fund a certificate identifying all of the assets of Acquired Fund held by such custodian as of the Valuation Time.

(n) That Acquired Fund's transfer agent shall have provided to Acquiring Fund (i) the originals or true copies of all of the records of Acquired Fund in the possession of such transfer agent as of the Exchange Date,
(ii) a certificate setting forth the number of shares of Acquired Fund outstanding as of the Valuation Time, and (iii) the name and address of each holder of record of any such shares and the number of shares held of record by each such shareholder.

(o) That all of the issued and outstanding shares of beneficial interest of Acquired Fund shall have been offered for sale and sold in conformity with all applicable state securities or blue sky laws and, to the extent that any audit of the records of Acquired Fund or its transfer agent by Acquiring Fund or its agents shall have revealed otherwise, either (i) Acquired Fund shall have taken all actions that in the opinion of Acquiring Fund or its counsel are necessary to remedy any prior failure on the part of Acquired Fund to have offered for sale and sold such shares in conformity with such laws or (ii) Acquired Fund shall have furnished (or caused to be furnished) surety, or deposited (or caused to be deposited) assets in escrow, for the benefit of Acquiring Fund in amounts sufficient and upon terms satisfactory, in the opinion of Acquiring Fund or its counsel, to indemnify Acquiring Fund against any expense, loss, claim, damage or liability whatsoever that may be asserted or threatened by reason of such failure on the part of Acquired Fund to have offered and sold such shares in conformity with such laws.

(p) That Acquiring Fund shall have received from [name of accountant] an agreed upon procedures letter addressed to Acquiring Fund dated as of the Exchange Date satisfactory in form and substance to Acquiring Fund setting forth the findings of [name of accountant] pursuant to its performance of the agreed upon procedures set forth therein relating to management's assertion that as of the Valuation Time the value of the assets of Acquired Fund to be exchanged for the Merger Shares has been determined in accordance with the provisions of [Article 10, Section 5] of Acquiring Fund's By-laws pursuant to the procedures customarily utilized by Acquiring Fund in valuing its assets and issuing its shares.

(q) That Acquired Fund shall have executed and delivered to Acquiring Fund an instrument of transfer dated as of the Exchange Date pursuant to which Acquired Fund will assign, transfer and convey all of the assets and other property to Acquiring Fund at the Valuation Time in connection with the transactions contemplated by this Agreement.

9. Conditions to Acquired Fund's obligations.  The obligations of
Acquired Fund hereunder shall be subject to the following conditions:

(a) That this Agreement shall have been adopted and the transactions contemplated hereby shall have been approved by the affirmative vote of
(i) at least a majority of the Trustees of Acquired Fund (including a majority of those Trustees who are not "interested persons" of Acquired Fund, as defined in Section 2(a)(19) of the 1940 Act); (ii) at least a majority of the Trustees of Acquiring Fund (including a majority of those Trustees who are not "interested persons" of Acquiring Fund, as defined in Section 2(a)(19) of the 1940 Act); and [(iii) a majority of the shares of Acquired Fund voted at a duly constituted meeting].

(b) That Acquiring Fund shall have furnished to Acquired Fund a statement of Acquiring Fund's net assets, together with a list of portfolio holdings with values determined as provided in Section 4 of this Agreement, all as of the Valuation Time, certified on behalf of Acquiring Fund by Acquiring Fund's President (or any Vice President) and Treasurer (or any Assistant Treasurer), and a certificate of both such officers, dated the Exchange Date, to the effect that as of the Valuation Time and as of the Exchange Date there has been no material adverse change in the financial position of Acquiring Fund since [insert date], other than changes in its portfolio securities since that date, changes in the market value of its portfolio securities, changes due to net redemptions or changes due to dividends paid or losses from operations.

(c) That Acquiring Fund shall have executed and delivered to Acquired Fund an Assumption of Liabilities dated as of the Exchange Date pursuant to which Acquiring Fund will assume all of the liabilities of Acquired Fund existing at the Valuation Time in connection with the transactions contemplated by this Agreement.

(d) That Acquiring Fund shall have furnished to Acquired Fund a statement, dated the Exchange Date, signed on behalf of Acquiring Fund by Acquiring Fund's President (or any Vice President) and Treasurer (or any Assistant Treasurer) certifying that as of the Valuation Time and as of the Exchange Date all representations and warranties of Acquiring Fund made in this Agreement are true and correct in all material respects as if made at and as of such dates, and that Acquiring Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

(e) That there shall not be any material litigation pending or threatened with respect to the matters by this Agreement.

(f) That Acquired Fund shall have received an opinion of Ropes & Gray, in form satisfactory to Acquired Fund and dated the Exchange Date, to the effect that (i) Acquiring Fund is a business trust duly established and validly existing in conformity with the laws of The Commonwealth of Massachusetts, and, to the knowledge of such counsel, is not required to qualify to do business as a foreign association in any jurisdiction except as may be required by state securities or blue sky laws, (ii) this Agreement has been duly authorized, executed and delivered by Acquiring Fund and, assuming that the Prospectus, the Registration Statement and the Proxy Statement comply with the 1933 Act, the 1934 Act and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by Acquired Fund, is a valid and binding obligation of Acquiring Fund, (iii) the Merger Shares to be delivered to Acquired Fund as provided for by this Agreement are duly authorized and upon such delivery will be validly issued and will be fully paid and nonassessable by Acquiring Fund and no shareholder of Acquiring Fund has any preemptive right to subscription or purchase in respect thereof, (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate Acquiring Fund's Agreement and Declaration of Trust, as amended, or By-laws, or any provision of any agreement known to such counsel to which Acquiring Fund is a party or by which it is bound, it being understood that with respect to investment restrictions as contained in Acquiring Fund's Agreement and Declaration of Trust, Bylaws, then current prospectus or statement of additional information or the Registration Statement, such counsel may rely upon a certificate of an officer of Acquiring Fund whose responsibility it is to advise Acquiring Fund with respect to such matters, (v) no consent, approval, authorization or order of any court or governmental authority is required for the consummation by Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities or blue sky laws and the H-S-R Act, and (vi) the Registration Statement has become effective under the 1933 Act, and to the best of the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the 1933 Act.

(g) That Acquired Fund shall have received an opinion of Ropes & Gray dated the Exchange Date (which opinion would be based upon certain factual representations and subject to certain qualifications), to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes: i) the acquisition by Acquiring Fund of substantially all of the assets of Acquired Fund solely in exchange for Merger Shares and the assumption by Acquiring Fund of liabilities of Acquired Fund followed by the distribution of Acquired Fund to its shareholders of Merger Shares in complete liquidation of Acquired Fund, all pursuant to the plan of reorganization, constitutes a reorganization within the meaning of
Section 368(a) of the Internal Revenue Code and Acquired Fund and Acquiring Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Internal Revenue Code, (ii) no gain or loss will be recognized by Acquired Fund upon the transfer of the Investments to Acquiring Fund and the assumption by Acquiring Fund of the liabilities of Acquired Fund, or upon the distribution of the Merger Shares by Acquired Fund to its shareholders, pursuant to this Agreement,
(iii) no gain or loss will be recognized by the Acquired Fund shareholders on the exchange of their shares of the Acquired Fund for Merger Shares; (iv) the aggregate basis of the Merger Shares a Acquired Fund shareholder receives in connection with the transaction will be the same as the aggregate basis of his or her Acquired Fund shares exchanged therefor, and (v) a Acquired Fund shareholder's holding period for his or her Merger Shares will be determined by including the period for which he or she held Acquired Fund shares exchanged therefore, provided that the shareholder held the Acquired Fund's shares as a capital asset.

(h) That all proceedings taken by or on behalf of Acquiring Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to Acquired Fund and Ropes & Gray.

(i) That the Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of Acquiring Fund, threatened by the Commission.

(j) That Acquired Fund shall have received from the Commission, any relevant state securities administrator, the FTC and the Department such order or orders as Ropes & Gray deems reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act, any applicable state securities or blue sky laws and the H-S-R Act in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

10. Indemnification.

(a) Acquired Fund will indemnify and hold harmless, out of the assets of Acquired Fund but no other assets, Acquiring Fund, its trustees and its officers (for purposes of this subparagraph, the "Indemnified Parties") against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the Indemnified Parties in connection with, arising out of, or resulting from any claim, action, suit or proceeding in which any one or more of the Indemnified Parties may be involved or with which any one or more of the Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact relating to Acquired Fund contained in the Registration Statement, the Prospectus, the Proxy Statement or any amendment or supplement to any of the foregoing, or arising out of or based upon the omission or alleged omission to state in any of the foregoing a material fact relating to Acquired Fund required to be stated therein or necessary to make the statements relating to Acquired Fund therein not misleading, including, without limitation, any amounts paid by any one or more of the Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding made with the consent of Acquired Fund. The Indemnified Parties will notify Acquired Fund in writing within ten days after the receipt by any one or more of the Indemnified Parties of any notice of legal process or any suit brought against or claim made against such Indemnified Party as to any matters covered by this Section 10(a). Acquired Fund shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this Section 10(a), or, if it so elects, to assume at its expense by counsel satisfactory to the Indemnified Parties the defense of any such claim, action, suit or proceeding, and if Acquired Fund elects to assume such defense, the Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their expense. Acquired Fund's obligation under this Section 10(a) to indemnify and hold harmless the Indemnified Parties shall constitute a guarantee of payment so that Acquired Fund will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this Section 10(a) without the necessity of the Indemnified Parties' first paying the same.

(b) Acquiring Fund will indemnify and hold harmless, out of the assets of Acquiring Fund but no other assets, Acquired Fund, its trustees and its officers (for purposes of this subparagraph, the "Indemnified Parties") against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the Indemnified Parties in connection with, arising out of, or resulting from any claim, action, suit or proceeding in which any one or more of the Indemnified Parties may be involved or with which any one or more of the Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact relating to Acquiring Fund contained in the Registration Statement, the Prospectus, the Proxy Statements, or any amendment or supplement to any thereof, or arising out of, or based upon, the omission or alleged omission to state in any of the foregoing a material fact relating to Acquiring Fund required to be stated therein or necessary to make the statements relating to Acquiring Fund therein not misleading, including without limitation any amounts paid by any one or more of the Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding made with the consent of Acquiring Fund. The Indemnified Parties will notify Acquiring Fund in writing within ten days after the receipt by any one or more of the Indemnified Parties of any notice of legal process or any suit brought against or claim made against such Indemnified Party as to any matters covered by this Section 10(b). Acquiring Fund shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this
Section 10(b), or, if it so elects, to assume at its expense by counsel satisfactory to the Indemnified Parties the defense of any such claim, action, suit or proceeding, and, if Acquiring Fund elects to assume such defense, the Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their own expense. Acquiring Fund's obligation under this Section 10(b) to indemnify and hold harmless the Indemnified Parties shall constitute a guarantee of payment so that Acquiring Fund will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this Section 10(b) without the necessity of the Indemnified Parties' first paying the same.

11. No broker, etc. Each of Acquired Fund and Acquiring Fund represents that there is no person who has dealt with it who by reason of such dealings is entitled to any broker's or finder's or other similar fee or commission arising out of the transactions contemplated by this Agreement.

12. Termination. Acquired Fund and Acquiring Fund may, by mutual consent of their trustees, terminate this Agreement, and Acquired Fund or Acquiring Fund, after consultation with counsel and by consent of their trustees or an officer authorized by such trustees, may waive any condition to their respective obligations hereunder. If the transactions contemplated by this Agreement have not been substantially completed by [insert date], this Agreement shall automatically terminate on that date unless a later date is agreed to by Acquired Fund and Acquiring Fund.

13. Rule 145. Pursuant to Rule 145 under the 1933 Act, Acquiring Fund will, in connection with the issuance of any Merger Shares to any person who at the time of the transaction contemplated hereby is deemed to be an affiliate of a party to the transaction pursuant to Rule 145(c), cause to be affixed upon the certificates issued to such person (if any) a legend as follows:

"THESE SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT TO [Insert Name of Acquiring Fund] OR ITS PRINCIPAL UNDERWRITER UNLESS (I) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (II) IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO [Insert Name of Acquiring Fund] SUCH REGISTRATION IS NOT REQUIRED."


and, further, Acquiring Fund will issue stop transfer instructions to Acquiring Fund's transfer agent with respect to such shares. Acquired Fund will provide Acquiring Fund on the Exchange Date with the name of any Acquired Fund shareholder who is to the knowledge of Acquired Fund an affiliate of Acquired Fund on such date.

14. Covenants, etc. deemed material. All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

15. Sole agreement; amendments. This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except by a letter of agreement signed by each party hereto, and shall be construed in accordance with and governed by the laws of The Commonwealth of Massachusetts.

16. Agreement and declaration of trust. Copies of the Agreements and Declarations of Trust of Acquired Fund and Acquiring Fund are on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed by the Trustees of each Trust, respectively, as Trustees and not individually and that the obligations of this instrument are not binding upon any of the Trustees, officers or shareholders of Acquired Fund or Acquiring Fund individually but are binding only upon the assets and property of Acquired Fund and Acquiring Fund, respectively.

[The rest of this page is intentionally left blank.]

This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original.

[Name of Acquiring Fund]

By:
   -----------------------------
Title:  Executive Vice President

[Name of Acquired Fund]

By:
   -----------------------------
Title:  Executive Vice President

Putnam Investment Management, LLC

By:
   -----------------------------
Title:
      --------------------------


Appendix B

Excerpts from The George Putnam Fund of Boston's Annual Report to
Shareholders for the fiscal year ended July 31, 2001

The George Putnam Fund of Boston

Within an extremely challenging and volatile market environment, the George Putnam Fund of Boston not only survived, it thrived during the fiscal year ended July 31, 2001. During the first months of the period, our sector allocation decisions boosted returns, while in 2001, we believe the fund's outperformance resulted from effective stock selection. Overall, fiscal 2001 helped demonstrate to conservative investors the benefits of maintaining exposure to a value-oriented investment style within a balanced portfolio. See "Performance Summary" below.

* GRADUAL CHANGES MADE TO FUND POSITIONING

In the latter half of calendar 2000, investors gravitated toward defensive sectors in an attempt to shield themselves from sharp declines in the previously high-flying, high-growth technology, media, and telecommunications sectors. Year to date, the market showed some signs of recovery as the Federal Reserve Board pursued a particularly aggressive tack by implementing a series of reductions in short-term interest rates in an attempt to bolster economic growth.

While these moves momentarily heartened investors, the market struggled to maintain momentum, and mixed economic data gave no clear vision about when the current domestic economic slowdown might end. This backdrop enabled your fund's management team to uncover significant value opportunities that translated into satisfyingly positive returns.


COMPARATIVE PORTFOLIO COMPOSITION*

                              7/31/2000           7/31/2001

Common stocks                   62.7%               58.3%

U.S. government and
agency securities                9.5%               21.4%

Corporate bonds
and notes                       18.5%               10.8%

Cash and other                   3.5%                7.5%

Collateralized
mortgage
obligations                      5.2%                5.0%

Convertible and
preferred securities             0.4%                0.3%

Foreign government
bonds and notes                  0.3%                0.3%

* Based on percentage of net assets. The balances of the portfolio on 7/31/00 and 7/31/01 were invested in cash and short-term securities. Portfolio allocation will vary over time.

With turmoil wracking the market in the second half of calendar 2000, investors fled to the safety offered by more defensive industries such as utilities, energy, consumer staples, and health care -- precisely the sectors that predominated within your fund's value-oriented portfolio when the market turned. In particular, the fund's overweighted position in the utilities sector significantly boosted performance.

As we entered calendar 2001, your fund's management team started to shift to a more neutral stance, selling off the stocks that had performed well in late 2000. We believed it made sense to start positioning the fund with more of a focus on those stocks that seemed likely to benefit from improved growth sparked by the Fed's rate cuts.

Since there were no clear signs as to when that rebound might occur, and not wanting to shift too soon, we moved gradually, looking for value opportunities on a stock-by-stock basis instead of making any significant sector bets. We carefully added more economically sensitive stocks when their prices offered particular value. For example, many technology shares fell to inexpensive levels, and we purchased such names as Compaq and Hewlett-Packard.

* STRONG RETURNS FROM A VARIETY OF AREAS

On a sector basis, the fund's investments in paper companies -- including Boise Cascade, Weyerhaeuser, Owens Illinois, and International Paper -- offered particularly hearty capital appreciation. Investors favored paper stocks in anticipation of a recovery because these stocks tend to do well in the early stages of an improving economic cycle. In addition, the industry was able to reduce capacity, a factor that should help pricing going forward. While these companies, as well as others mentioned in this report were viewed favorably at the end of the reporting period, all are subject to review in accordance with the fund's investment strategy.

Consumer cyclical stocks, mainly from the retail sector, also added to returns. As with the paper companies, these stocks tend to perform well in anticipation of an uptick in economic growth. Investors perceived that the Fed's rate cuts would improve the prospects for these firms, even though consumer spending was softening. Strong performers from this sector included Circuit City, Sears, Staples, Lowes, and the Gap. The latter two were sold off after they reached our price targets.

Lipper Analytical Services ranked The George Putnam Fund of Boston's class A shares 48 out of 467 (top 11%) of all balanced funds track for 1-year performance, as of 7/31/01 and 19 out of 67 (top 28%) of all balanced funds track for 10-year performance, as of 7/31/01.*

*Lipper is an industry research firm whose rankings are based on total return performance, vary over time, and do not reflect the effects of sales charges. The fund's class A shares ranked 48 out of 467, 108 out of 271 and 19 out of 67 for 1-, 5-, and 10-year performance, respectively, as of 7/31/01. Performance of other share classes will vary. Past performance is not indicative of future results.

Healthy returns also came from a wide array of investments, including Computer Associates, American Express and Federated Department Stores. In addition, the fund profited from the takeover of several of its holdings, including Ralston-Purina as well as oil refining and marketing firms Ultramar Diamond Shamrock and Tosco.

Every period also comes with its disappointments, and this 12-month stretch was no exception. Among fund holdings that did not perform as well as we would have liked were Constellation Energy, oil service stock Schlumberger, and Coca-Cola Enterprises. This last company suffered from poor domestic consumption results. All remain in the fund because of our conviction that their prospects should improve.

* FIXED-INCOME INVESTMENTS CONTRIBUTED TO STRONG RETURNS

Your fund carries a diversified blend of bond holdings that make up approximately 38% of assets. During this 12-month period, the fixed-income portfolio added significantly to fund performance, primarily because of its investments in BB-rated corporate bonds. With the Fed aggressively attempting to fuel economic growth, corporate bond prices recovered from the particularly depressed price levels they reached in late 2000.

TOP 10 HOLDINGS

Exxon Mobil Corp.
Oil and gas

Citigroup, Inc.
Financial

SBC Communications, Inc.
Regional bells

Royal Dutch Petroleum PLC ADR
Netherlands
Oil and gas

Merck & Co., Inc.
Pharmaceuticals

Philip Morris
Tobacco

Bank of America Corp.
Banking

U.S. Bancorp
Banking

Johnson & Johnson
Pharmaceuticals

Wells Fargo & Co.
Banking

These holdings represent 14.4% of the fund's net assets as of 7/31/01. Portfolio holdings will vary over time.

Investors were heartened that improved economic conditions would help sustain corporate issuers. However, telecom- and tech-related issues did not join in the rally. These bonds floundered as the result of continued concerns about the companies' solvency and access to capital needed to fund their ambitious business plans. The BB-rated corporate bond universe does not include many telecommunications and technology issues, so this segment of the market performed particularly well.

Early in the period, when economic growth was on the downturn and prospects for BB-rated issuers were more uncertain, we were able to recognize the value offered by this segment of the market. As the bonds recovered, the fund was well positioned to benefit from their out performance.

* FUND POSITIONED FOR EVENTUAL ECONOMIC IMPROVEMENT

We continue to reposition the portfolio gradually by looking for value opportunities within a market that we expect will remain volatile. Earlier in the year, many investors anticipated an economic rebound in the second half of 2000, and believed that corporations would ramp up capital spending, especially for technology and telecommunications products and services, after having held back in the first half of the year.

We did not share this view. It is becoming clearer that even if corporations do have capital to spare, they may not start to use it until more consistent signs of improved growth emerge. We have believed all along that the economy would not improve before the end of 2001, a sentiment that is now reflected in stock valuations. The question remains: When will we witness a rekindling of sustained economic growth? Our expectation is that this will occur sometime in 2002, although it is impossible to predict exactly when.

With an eventual recovery in mind, we are looking to increase the economic sensitivity of the portfolio gradually, by searching every day for value opportunities within cyclical sectors.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 7/31/01, there is no guarantee the fund will continue to hold these securities in the future.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. The George Putnam Fund of Boston is designed for investors seeking capital growth and current income.




TOTAL RETURN FOR PERIODS ENDED 7/31/01

                          Class A          Class B          Class C         Class M
(inception dates)        (11/5/37)        (4/27/92)        (7/26/99)       (12/1/94)
                       NAV      POP     NAV     CDSC     NAV     CDSC    NAV      POP
---------------------------------------------------------------------------------------
1 year                12.86%   6.39%   12.02%   7.02%   12.02% 11.02%   12.31%   8.35%
---------------------------------------------------------------------------------------
5 years               67.17   57.51    60.93   58.93    60.96  60.96    63.09   57.39
Annual average        10.82    9.51     9.98    9.71     9.99   9.99    10.28    9.50
---------------------------------------------------------------------------------------
10 years             188.56  172.06   167.94  167.94   167.53 167.53   174.38  164.75
Annual average        11.18   10.53    10.36   10.36    10.34  10.34    10.62   10.23
---------------------------------------------------------------------------------------
Annual average
(life of fund)         9.75    9.65     8.70    8.70     8.93   8.93     8.98    8.92
---------------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 7/31/01

                            Standard &   Lehman Bros.
                            Poor's 500   Govt./Credit   Consumer
                               Index     Bond Index**  price index
-----------------------------------------------------------------------
1 year                        -14.33%       12.71%        2.66%
-----------------------------------------------------------------------
5 years                       103.66        45.94        12.85
Annual average                 15.29         7.86         2.45
-----------------------------------------------------------------------
10 years                      286.09       117.03        30.25
Annual average                 14.46         8.06         2.68
-----------------------------------------------------------------------
Annual average
(life of fund)                    --*          --**       4.00
-----------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 5.75% and 3.50%, respectively. Class B share returns for the 1-year, 5- and 10-year, if available, and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares the higher operating expenses applicable to such shares. For class C shares, returns for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the CDSC currently applicable to class C shares, which is 1% for the first year and is eliminated thereafter, and the higher operating expenses applicable to class C shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

 * Inception date of the index was 12/31/69, after the fund's inception.

** Inception date of the index was 12/31/72, after the fund's inception.


GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 7/31/91

                              Standard  Lehman Bros.
           Fund's class A     & Poor's  Govt./Credit   Consumer price
Date        shares at POP    500 Index   Bond Index        Index

7/31/91         9,425          10,000      10,000          10,000
7/31/92        10,718          11,279      11,564          10,316
7/31/93        11,644          12,264      12,839          10,602
7/31/94        12,047          12,896      12,896          10,896
7/31/95        14,182          16,263      14,121          11,211
7/31/96        16,274          18,958      14,870          11,542
7/31/97        21,404          28,842      16,475          11,791
7/31/98        23,445          34,405      17,804          11,990
7/31/99        25,398          41,356      18,217          12,239
7/31/00        24,104          45,067      19,255          12,687
7/31/01       $27,206         $38,609     $21,703         $13,025

Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class B and class C shares would have been valued at $26,794 and $26,753, respectively, and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $27,438 ($26,475 at public offering price).


Appendix C:  George Putnam Fund



FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A

                           Six months
                             ended
Per-share                  January 31
operating performance     (Unaudited)                       Year ended July 31
------------------------------------------------------------------------------------------------------------
                              2002          2001          2000          1999          1998          1997
------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period          $17.24        $15.77        $18.49        $18.82        $18.95        $15.82
------------------------------------------------------------------------------------------------------------
Investment operations:
Net investment income           .23 (c)       .52 (c)       .55 (c)       .57 (c)       .60           .60 (c)
------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments     (.56)         1.49         (1.44)          .90          1.08          4.11
------------------------------------------------------------------------------------------------------------
Total from
investment operations          (.33)         2.01          (.89)         1.47          1.68          4.71
------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------
From net
investment income              (.25)         (.53)         (.58)         (.55)         (.60)         (.67)
------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                   --          (.01)        (1.25)        (1.25)        (1.21)         (.91)
------------------------------------------------------------------------------------------------------------
Total distributions            (.25)         (.54)        (1.83)        (1.80)        (1.81)        (1.58)
------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                $16.66        $17.24        $15.77        $18.49        $18.82        $18.95
------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%) (a)       (1.91) *      12.86         (5.09)         8.33          9.53         31.52
------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)           $3,274,712    $3,176,287    $3,030,281    $3,937,264    $3,387,620    $2,607,562
------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%) (b)      .47 *         .92           .93           .93          1.00          1.06
------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)      1.38 *        3.11          3.32          3.10          3.11          3.51
------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)        61.22 (d)*   333.46        140.92        127.68        126.19        134.80
------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through brokerage service and expense offset arrangements.

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.




George Putnam Fund of Boston
Financial highlights
(For a common share outstanding throughout the period)

CLASS B
--------------------------------------------------------------------------------------------------------------------------
                                  Six months
                                       ended
Per-share                         January 31
operating performance             (Unaudited)                                Year ended July 31
--------------------------------------------------------------------------------------------------------------------------
                                        2002             2001         2000          1999             1998             1997
--------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $17.07           $15.62       $18.33        $18.67           $18.82           $15.74
--------------------------------------------------------------------------------------------------------------------------
Investment operations:
--------------------------------------------------------------------------------------------------------------------------
Net investment income                    .17 (c)          .39 (c)      .42 (c)       .43 (c)          .46              .46 (c)
--------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.55)            1.48        (1.43)          .90             1.07             4.08
--------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                   (.38)            1.87        (1.01)         1.33             1.53             4.54
--------------------------------------------------------------------------------------------------------------------------
Less distributions:
--------------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.19)            (.41)        (.45)         (.42)            (.47)            (.55)
--------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --             (.01)       (1.25)        (1.25)           (1.21)            (.91)
--------------------------------------------------------------------------------------------------------------------------
Total distributions                     (.19)            (.42)       (1.70)        (1.67)           (1.68)           (1.46)
--------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $16.50           $17.07       $15.62        $18.33           $18.67           $18.82
--------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                 (2.24)*          12.02        (5.82)         7.55             8.72            30.46
--------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $1,137,090       $1,199,676   $1,175,947    $1,641,515       $1,305,897         $888,666
--------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .85*            1.67         1.68          1.68             1.75             1.81
--------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               1.01*            2.36         2.57          2.35             2.37             2.74
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 61.22 (d)*      333.46       140.92        127.68           126.19           134.80
--------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through brokerage service and expense offset arrangements.

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.





George Putnam Fund of Boston
Financial highlights
(For a common share outstanding throughout the period)

CLASS  C
--------------------------------------------------------------------------------------------------------------------------
                                                             Six months
                                                                  ended                                     For the period
Per-share                                                    January 31                                      July 26, 1999+
operating performance                                        (Unaudited)            Year ended July 31          to July 31
--------------------------------------------------------------------------------------------------------------------------
                                                                   2002             2001             2000             1999
--------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                              $17.16           $15.71           $18.49           $18.76
--------------------------------------------------------------------------------------------------------------------------
Investment operations:
--------------------------------------------------------------------------------------------------------------------------
Net investment income (loss) (c)                                    .16              .39              .42               --
--------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
loss on investments                                                (.55)            1.49            (1.44)            (.27)
--------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                              (.39)            1.88            (1.02)            (.27)
--------------------------------------------------------------------------------------------------------------------------
Less distributions:
--------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                  (.19)            (.42)            (.51)              --
--------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                       --             (.01)           (1.25)              --
--------------------------------------------------------------------------------------------------------------------------
Total distributions                                                (.19)            (.43)           (1.76)              --
--------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                    $16.58           $17.16           $15.71           $18.49
--------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                                            (2.26)*          12.02            (5.82)           (1.44)
--------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                  $46,997          $37,453          $20,642             $565
--------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                                           .85*            1.67             1.68              .03
--------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)                                          1.00*            2.32             2.60             (.03)
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                            61.22 (d)*      333.46           140.92           127.68
--------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through brokerage service and expense offset arrangements.

(c) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

(e) Amount represents less than $0.01 per share.




George Putnam Fund of Boston
Financial highlights
(For a common share outstanding throughout the period)

CLASS M
--------------------------------------------------------------------------------------------------------------------------
                                Six months
                                     ended
Per-share                       January 31
operating performance           (Unaudited)                                     Year ended July 31
--------------------------------------------------------------------------------------------------------------------------
                                      2002             2001         2000             1999            1998             1997
--------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                 $17.08           $15.63       $18.33           $18.67          $18.82           $15.74
--------------------------------------------------------------------------------------------------------------------------
Investment operations:
--------------------------------------------------------------------------------------------------------------------------
Net investment income                  .19 (c)          .43 (c)      .46 (c)          .47 (c)         .51              .53 (c)
--------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments            (.55)            1.48        (1.42)             .90            1.06             4.06
--------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                 (.36)            1.91         (.96)            1.37            1.57             4.59
--------------------------------------------------------------------------------------------------------------------------
Less distributions:
--------------------------------------------------------------------------------------------------------------------------
From net
investment income                     (.21)            (.45)        (.49)            (.46)           (.51)            (.60)
--------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                          --             (.01)       (1.25)           (1.25)          (1.21)            (.91)
--------------------------------------------------------------------------------------------------------------------------
Total distributions                   (.21)            (.46)       (1.74)           (1.71)          (1.72)           (1.51)
--------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                       $16.51           $17.08       $15.63           $18.33          $18.67           $18.82
--------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)               (2.11)*          12.31        (5.52)            7.80            8.98            30.83
--------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $246,350         $252,802     $223,246         $293,336        $276,962         $187,475
--------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)              .72*            1.42         1.43             1.43            1.50             1.56
--------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)             1.13*            2.60         2.82             2.61            2.62             3.05
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)               61.22 (d)*      333.46       140.92           127.68          126.19           134.80
--------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through brokerage service and expense offset arrangements.

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.




TABLE OF CONTENTS

I.   Synopsis                                                      5

II.  Risk Factors                                                 12

III. Information about the Proposed Mergers                       12

IV.  Information about Voting and the Shareholder Meeting         23

Appendix A - Form of Agreement and Plan of Reorganization        A-1

Appendix B - Excerpts from Annual Report to Shareholders         B-1

Appendix C - Financial Highlights                                C-1



Putnam Investments
The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109
Toll-free 1-800-225-1581



Supplement dated_______, 2002 to Prospectus/Proxy Statement relating to the proposed merger of Putnam Balanced Fund and Putnam Balanced
Retirement Fund into The George Putnam Fund of Boston for Class Y
Shareholders of Putnam Balanced Fund and Putnam Balanced Retirement
Fund

1. The following data concerning class Y shares supplements the response to "Question 5 - How do the management fees and other expenses of the funds compare, and what are they estimated to be following each merger?"

Annual Fund Operating Expenses
(expenses that are deducted from fund assets)
-------------------------------------------------------------------------------
                                                               Total Annual
                       Management  Distribution      Other    Fund Operating
                         Fees      (12b-1) Fees     Expenses     Expenses
-------------------------------------------------------------------------------
Balanced Fund
Class Y                 0.65%          --            0.33%        0.98%
Balanced Retirement Fund
Class Y                 0.62%          --            0.21%        0.83%
The George Putnam Fund
Class Y                 0.48%          --            0.20%        0.68%
-------------------------------------------------------------------------------


Examples

These examples translate the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the cost of investing in the funds. The examples make certain assumptions. They assume that you invest $10,000 in a fund for the time periods shown and then redeem all your shares at the end of those periods. They also assume 5% return on your investment each year and that a fund's operating expenses remain the same. The examples are hypothetical; your actual costs and returns may be higher or lower.

-------------------------------------------------------------------------------
                        1 year        3 years      5 years      10 years
-------------------------------------------------------------------------------

Balanced Fund
Class Y                  $100          $312         $542         $1,208
Balanced Retirement Fund
Class Y                   $85          $265         $460         $1,025
The George Putnam Fund
Class Y                   $70          $221         $384           $859
-------------------------------------------------------------------------------

2. The following data concerning class Y shares supplements the material set forth under Section III, "Information about the Proposed
Mergers--Performance Information":

-------------------------------------------------------------------------------
Average Annual Returns        Past 1 year     Past 5 years   Past 10 years/
(for periods ending 12/31/01)                                Life of fund *
-------------------------------------------------------------------------------
Balanced Fund
Class Y                        -16.78%           8.21%           11.90%
Balanced Retirement Fund
Class Y                          3.55%           8.37%           10.30%
The George Putnam Fund
Class Y                          0.71%           8.31%           10.48%
-------------------------------------------------------------------------------

* Average annual total returns for Balanced Fund inception (1/03/95).

Performance of class Y shares for periods prior to their inception (8/21/00 for Balanced Fund, 12/30/98 for Balanced Retirement Fund and 3/31/94 for The George Putnam Fund) is derived from the historical performance of class A shares. Performance of class Y shares prior to their inception does not reflect the initial sales charge currently applicable to class A shares or differences in operating expenses which, for class Y shares, are lower than the operating expenses applicable to class A shares.





George Putnam Fund of Boston
Financial highlights
(For a common share outstanding throughout the period)

CLASS Y

                                  Six months
                                       ended
Per-share                         January 31
operating performance             (Unaudited)                            Year ended July 31
------------------------------------------------------------------------------------------------------------------------
                                        2002           2001           2000           1999           1998            1997
------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $17.28         $15.80         $18.53         $18.85         $18.98         $15.85
------------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------------
Net investment income                    .25 (c)        .56 (c)        .60 (c)        .62 (c)        .64            .64 (c)
-----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.56)          1.50          (1.46)           .91           1.09           4.11
-----------------------------------------------------------------------------------------------------------------------
Total from
investment operations                   (.31)          2.06           (.86)          1.53           1.73           4.75
-----------------------------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.27)          (.57)          (.62)          (.60)          (.65)          (.71)
-----------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           (.01)         (1.25)         (1.25)         (1.21)          (.91)
-----------------------------------------------------------------------------------------------------------------------
Total distributions                     (.27)          (.58)         (1.87)         (1.85)         (1.86)         (1.62)
-----------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $16.70         $17.28         $15.80         $18.53         $18.85         $18.98
-----------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                 (1.77)*        13.18           4.89           8.63           9.79          31.78
-----------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $793,634       $768,075       $621,363       $744,552       $471,176       $356,251
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .35 *          .67            .68            .68            .75            .81
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               1.50 *         3.35           3.57           3.33           3.37           3.74
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 61.22 (d)*    333.46         140.92         127.68         126.19         134.80
-----------------------------------------------------------------------------------------------------------------------
  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through brokerage service and expense offset arrangements.

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.




THE GEORGE PUTNAM FUND OF BOSTON

FORM N-14
PART B

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

          , 2002

This SAI contains material that may be of interest to investors but that is not included in the Prospectus/Proxy Statement of The George Putnam
Fund of Boston ("George Putnam Fund") dated        , 2002 (the
"Prospectus/Proxy Statement") relating to the sale of all or substantially all of the assets of Putnam Balanced Fund ("Balanced Fund"), a series of Putnam Investment Funds, and Putnam Balanced Retirement Fund ("Balanced Retirement Fund") to George Putnam Fund.
Part I of George Putnam Fund's Statement of Additional Information dated November 30, 2001, Part I of Balanced Fund's Statement of Additional Information dated January 30, 2002, and Part I of Balanced Retirement Fund's Statement of Additional Information dated February 28, 2002 are attached to this SAI as Appendix A, Appendix B and Appendix C, respectively. Part II of each fund's Statement of Additional
Information is attached to the SAI as Appendix D. This SAI is not a prospectus and is authorized for distribution only when it accompanies or follows delivery of the Prospectus/Proxy Statement. This SAI should be read in conjunction with the Prospectus/Proxy Statement. Investors may obtain a free copy of the Prospectus/Proxy Statement by writing Putnam Investor Services, One Post Office Square, Boston, MA 02109, or by calling 1-800-225-1581.


TABLE OF CONTENTS

TRUSTEE RESPONSIBILITIES AND FEES                                3

ADDITIONAL OFFICERS                                              8

INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS                 8

PRO FORMA FINANCIAL STATEMENTS                                   9

APPENDIX A                                                       A-1

APPENDIX B                                                       B-1

APPENDIX C                                                       C-1

APPENDIX D                                                       D-1


TRUSTEE RESPONSIBILITIES AND FEES.

The Trustees are responsible for generally overseeing the conduct of fund business. Subject to such policies as the Trustees may determine, Putnam Investment Management, LLC ("Putnam Management") furnishes a continuing investment program for the fund and makes investment decisions on its behalf. Subject to the control of the Trustees, Putnam Management also manages each fund's other affairs and business.

The table below shows the value of each Trustee's holdings in each fund and in all of the Putnam Funds as of December 31, 2001.


                                                                                    Aggregate
                                                                                   Dollar Range
                                           Dollar Range of                        of Shares Held
                                              Balanced         Dollar Range of     in All of the
                       Dollar Range of       Retirement         George Putnam      Putnam Funds
                        Balanced Fund           Fund                Fund           Overseen by
Name of Trustee          Shares Owned       Shares Owned        Shares Owned         Trustee
------------------------------------------------------------------------------------------------
Jameson A. Baxter      $50,001-$100,000    $1-$10,000          $10,001-$50,000    over $100,000

Charles B. Curtis      $1-$10,000          $1-$10,000          $1-$10,000         over $100,000

John A. Hill           over $100,000       $1-$10,000          $50,001-$100,000   over $100,000

Ronald J. Jackson      $50,001-$100,000    $1-$10,000          $50,001-$100,000   over $100,000

Paul L. Joskow         $1-$10,000          $1-$10,000          $10,001-$50,000    over $100,000

Elizabeth T. Kennan    $1-$10,000          $1-$10,000          $10,001-$50,000    over $100,000

John H. Mullin, III    $10,001-$50,000     $10,001-$50,000     $10,001-$50,000    over $100,000

Robert E. Patterson    None                $1-$10,000          $1-$10,000         over $100,000

W. Thomas Stephens     None                $1-$10,000          $1-$10,000         over $100,000

W. Nicholas Thorndike  None                $1-$10,000          $1-$10,000         over $100,000

*Lawrence J. Lasser    None                $1-$10,000          None               over $100,000

*George Putnam, III    $10,001-$50,000     $10,001-$50,000     $10,001-$50,000    over $100,000

*A.J.C. Smith          None                $1-$10,000          $10,001-$50,000    over $100,000


* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of each fund, Putnam Management or Putnam Retail Management. Messrs. Putnam, III, Lasser and Smith are deemed "interested persons" by virtue of their positions as officers or shareholders of the funds, or directors of Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam Management and Putnam Retail Management. George Putnam, III is the President of your Fund and each of the other Putnam Funds. Lawrence J. Lasser is the President and Chief Executive Officer of Putnam Investments, LLC and Putnam Management. Mr. Lasser currently also serves as a Director of Marsh & McLennan Companies, Inc., the parent company of Putnam Management. A.J.C. Smith is a Director of Marsh & McLennan Companies, Inc.

Each Trustee receives a fee for his or her services to each fund. Each Trustee also receives fees for serving as Trustee of other Putnam funds. The Trustees periodically review their fees to assure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund complexes.
The Trustees meet monthly over a two-day period, except in August. The Executive Committee, which consists solely of Trustees not affiliated with Putnam Management and is responsible for recommending Trustee compensation, estimates that Committee and Trustee meeting time together with the appropriate preparation requires the equivalent of at least three business days per Trustee meeting. The Committees of the Board of Trustees, and the number of times each committee met during each fund's fiscal year, are shown in the table below:


                                                                     Balanced        George Putnam
                                                  Balanced Fund   Retirement Fund         Fund
Audit Committee*                                         8              8                  8
Board Policy and Nominating Committee**                  7              6                  7
Brokerage and Custody Committee                          4              5                  5
Communication, Service and Marketing Committee           5              6                  5
Contract Committee                                       11             11                 11
Distributions Committee                                  2              2                  3
Executive Committee                                      3              4                  4
Investment Oversight Committee                           8              9                  9
Pricing Committee                                        5              5                  5


* Effective February 2002, the responsibilities of the Audit Committee and Pricing Committee were combined into the Audit and Pricing Committee. The number of meetings shown represents the number of meetings held by the Audit Committee during each fund's last fiscal year. The Pricing Committee met 5 times for Balanced Fund, Balanced Retirement Fund and George Putnam Fund during each fund's last fiscal year.

** Effective March 2002, the Proxy Committee was combined with the Board Policy and Nominating Committee. The number of meetings shown represents the number of meetings held by the Board Policy and Nominating Committee during each fund's last fiscal year. The Proxy Committee met 4 times for Balanced Fund, Balanced Retirement Fund and George Putnam Fund during each fund's last fiscal year.

The following table shows the year each Trustee was first elected a Trustee of the Putnam funds, the fees paid to each Trustee by each of the funds for its fiscal 2001 and the fees paid to each Trustee by all of the Putnam funds during calendar year 2001:



COMPENSATION TABLE

                                                           Pension or              Pension or
                                  Pension or               retirement              retirement
                                  retirement                 benefits                benefits
                                    benefits    Aggregate  accrued as              accrued as      Estimated
                        Aggregate accrued as compensation     part of    Aggregate    part of         annual        Total
                     compensation    part of         from    Balanced compensation     George  benefits from compensation
                             from   Balanced     Balanced  Retirement  from George     Putnam     all Putnam     from all
                         Balanced     Fund's   Retirement      Fund's       Putnam     Fund's     funds upon       Putnam
Trustees/Year             Fund(1)   expenses      Fund(1)    expenses      Fund(1)   expenses  retirement(2)     funds(3)
-------------------------------------------------------------------------------------------------------------------------
Jameson A. Baxter/1994(4)    $432        $46       $1,109        $267       $3,776       $907       $100,000     $205,750

Charles B. Curtis/2001(8)     163         --          344          --        3,251         --        100,000       92,000

Hans H. Estin/1972(5)         249         93          740         547        3,640      1,905         97,904      109,000

John A. Hill/1985(4)(7)       619         77        1,701         447        3,494      1,365        200,000      403,500

Ronald J. Jackson/1996(4)     432         46        1,110         275        3,194      1,048        100,000      205,750

Paul L. Joskow/1997(4)        417         37        1,085         214        3,194        671        100,000      201,250

Elizabeth T. Kennan/1992      421         67        1,097         392        3,743      1,335        100,000      203,500

Lawrence J. Lasser/1992(6)      0         62            0         187            0        755         92,500           --

John H. Mullin, III/1997(4    428         55        1,108         321        3,194      1,007        100,000      205,500

Robert E. Patterson/1984      429         33        1,104         194        3,758        669        100,000      204,750

George Putnam, III/1984(7)    505         32        1,380         187        3,666        584        125,000      249,750

A.J.C. Smith/1986(6)            0        134            0         383            0      1,355         91,833           --

W. Thomas Stephens/1997(4)    413         51        1,084         300        3,697        941        100,000      201,000

W. Nicholas Thorndike/1992    419         94        1,090         550        3,708      1,872        100,000      202,000


(1) Includes an annual retainer and an attendance fee for each meeting attended.

(2) Assumes that each Trustee retires at the normal retirement date. For Trustees who are not within three years of retirement, estimated benefits for each Trustee are based on Trustee fee rates in effect during calendar 2001.

(3) As of December 31, 2001, there were 123 funds in the Putnam family.

(4) Includes compensation deferred pursuant to a Trustee Compensation Deferral Plan. The total amounts of deferred compensation payable by George Putnam Fund to Ms. Baxter, Mr. Hill, Mr. Jackson, Mr. Joskow, Mr. Mullin, and Mr. Stephens as of July 31, 2001 were $37,381, $22,721, $9,189, $16,625, $15,261, and $15,459, respectively, including income earned on such amounts. The total amounts of deferred compensation payable by Balanced Retirement Fund to Mr. Hill, Mr. Jackson, Mr. Joskow, Mr. Mullin, and Mr. Stephens as of September 30, 2001 were $9,675, $5,869, $1,902, $3,946, and $2,216, respectively, including income earned on such amounts.

(5) Reflects retirement from the Board of Trustees of the Putnam funds on June 30, 2001.

(6) Commencing July 1, 2000, Marsh & McLennan Companies, Inc.
compensates Mr. Lasser and Mr. Smith for their services as Trustees.
The estimated annual retirement benefits and related fund expenses shown in this table for Messrs. Lasser and Smith reflect benefits earned under the funds' retirement plan prior to that date.

(7) Includes additional compensation for services commencing July 1, 2000.

(8) Elected by the Board of Trustees as a Trustee effective July 1, 2001. The fund will not accrue expenses for Mr. Curtis' retirement and pension benefits until 2002.

Under a Retirement Plan for Trustees of the Putnam funds (the "Plan"), each Trustee who retires with at least five years of service as a Trustee of the funds is entitled to receive an annual retirement benefit equal to one-half of the average annual compensation paid to such Trustee for the last three years of service prior to retirement. This retirement benefit is payable during a Trustee's lifetime, beginning the year following retirement, for a number of years equal to such Trustee's years of service. A death benefit, also available under the Plan, assures that the Trustee and his or her beneficiaries will receive benefit payments for the lesser of an aggregate period of (i) ten years or (ii) such Trustee's total years of service.

The Plan Administrator (a committee comprised of Trustees that are not "interested persons" of the fund, as defined in the Investment Company Act of 1940) may terminate or amend the Plan at any time, but no termination or amendment will result in a reduction in the amount of benefits (i) currently being paid to a Trustee at the time of such termination or amendment, or (ii) to which a current Trustee would have been entitled had he or she retired immediately prior to such termination or amendment.

ADDITIONAL OFFICERS.

In addition to the persons listed as fund officers in Part II of this SAI, the following person is also a Vice President of the fund and certain of the other Putnam funds, the total number of which is noted parenthetically. Officers of Putnam Management hold the same offices in Putnam Management's parent company, Putnam Investments, LLC. The address of each Officer is One Post Office Square, Boston, MA 02109.



Name, Date of Birth,    Length of Service with
(# of funds)            George Putnam Fund          Principal Occupation During Past 5 Years
------------------------------------------------------------------------------------------------------
Deborah F. Kuenster      1/00                       Managing Director of Putnam Management (since
(7/9/58) (10 funds)                                 January 2000).  Prior to March 1997, Ms. Kuenster
                                                    was a Senior Portfolio Manager at Dupont Pension
                                                    Fund Investment.
------------------------------------------------------------------------------------------------------



INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS.

PricewaterhouseCoopers LLP are the independent accountants for George Putnam Fund, Balanced Fund and Balanced Retirement Fund providing audit services, tax return review and other tax consulting services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings for these funds. The following documents are incorporated by reference into this SAI: (i) the Report of Independent Accountants and financial statements included in George Putnam Fund's Annual Report for the fiscal year ended July 31, 2001, filed electronically on September 13, 2001 (File No. 811-01403),
(ii) the Report of Independent Accountants and financial statements included in Balanced Fund's Annual Report for the fiscal year ended September 30, 2001, filed electronically on November 15, 2001 (File No. 811-07237), and (iii) the Report of Independent Accountants and financial statements included in Balanced Retirement Fund's Annual Report for the fiscal year ended October 31, 2001, filed electronically on December 19, 2001 (File No. 811-04242). The audited financial statements for George Putnam Fund, Balanced Fund and Balanced Retirement Fund incorporated by reference into the Prospectus/Proxy Statement and this SAI have been so included and incorporated in reliance upon the reports of PricewaterhouseCoopers LLP, given on their authority as experts in auditing and accounting.

PRO FORMA FINANCIAL STATEMENTS.

In accordance with Item 14.2 of Form N-14, the pro forma financial statements of The George Putnam Fund of Boston reflecting the merger with Putnam Balanced Fund are not provided because, as of April 16, 2002, the net asset value of Putnam Balanced Fund (approximately $346 million) did not exceed ten percent of the net asset value of The George Putnam Fund of Boston (approximately $5,687 million).

Putnam Balanced Retirement Fund
and
The George Putnam Fund of Boston
Pro forma Combining Financial Statements
(Unaudited)

The accompanying unaudited pro forma combining investment portfolio and statement of assets and liabilities assumes that the exchange described in the next paragraph occurred as of January 31, 2002 and the unaudited pro forma combining statement of operations for the twelve months ended January 31, 2002 presents the results of operations of The George Putnam Fund of Boston as if the combination with Putnam Balanced Retirement Fund had been consummated at February 1, 2001. The pro forma results of operations are not necessarily indicative of future operations or the actual results that would have occurred had the combination been consummated at February 1, 2001. These historical statements have been derived from The George Putnam Fund's and Putnam Balanced Retirement Fund's books and records utilized in calculating daily net asset value at January 31, 2002, and for the twelve month period then ended.

The pro forma statements give effect to the proposed transfer of all of the assets of Putnam Balanced Retirement Fund to The George Putnam Fund of Boston in exchange for the assumption by The George Putnam Fund of all of the liabilities of Balanced Retirement Fund and for a number of The George Putnam Fund's shares equal in value to the value of the net assets of Putnam Balanced Retirement Fund transferred to The George Putnam Fund. Under generally accepted accounting principles, the historical cost of investment securities will be carried forward to the surviving entity and the results of operations of The George Putnam Fund of Boston for pre-combination periods will not be restated. The pro forma statement of operations does not reflect the expenses of either fund in carrying out its obligations under the Agreement and Plan of Reorganization.

The unaudited pro forma combining statements should be read in conjunction with the separate financial statements of The George Putnam Fund of Boston and Putnam Balanced Retirement Fund incorporated by reference in this statement of additional information.

The George Putnam Fund of Boston
Notes to Pro forma Combining Statements
(Unaudited)
January 31, 2002

The pro forma adjustments to these pro forma financial statements are comprised of the following:

(A) Elimination and reduction of duplicative expenses as a result of the merger.

(B) $222,000 relates to estimated proxy costs, which will be borne by Balanced Retirement Fund. The remaining $95,000 consists of $75,000 of legal costs, and $20,000 of accounting costs. These are related merger costs which will be allocated ratably between the two funds upon consummation of the merger.

(C) Issuance of Class A, Class B, Class C, Class M and Class Y shares of George Putnam Fund to the holders of Class A, Class B, Class C, Class M and Class Y shares of Balanced Retirement Fund.



TABLE OF CONTENTS

MISCELLANEOUS INVESTMENTS, INVESTMENT PRACTICES AND RISKS         II-1
TAXES                                                            II-25
MANAGEMENT                                                       II-28
DETERMINATION OF NET ASSET VALUE                                 II-40
HOW TO BUY SHARES                                                II-41
DISTRIBUTION PLANS                                               II-50

INVESTOR SERVICES                                                II-53
SIGNATURE GUARANTEES                                             II-57
SUSPENSION OF REDEMPTIONS                                        II-57
SHAREHOLDER LIABILITY                                            II-57
STANDARD PERFORMANCE MEASURES                                    II-58
COMPARISON OF PORTFOLIO PERFORMANCE                              II-59
SECURITIES RATINGS                                               II-64
DEFINITIONS                                                      II-68

THE PUTNAM FUNDS
STATEMENT OF ADDITIONAL INFORMATION ("SAI")
PART II

As noted in the prospectus, in addition to the principal investment strategies and the principal risks described in the prospectus, the fund may employ other investment practices and may be subject to other risks, which are described below. Because the following is a combined description of investment strategies of all of the Putnam funds, certain matters described herein may not apply to your fund. Unless a strategy or policy described below is specifically prohibited by the investment restrictions explained in the fund's prospectus or Part I of this SAI, or by applicable law, the fund may engage in each of the practices described below. Shareholders who purchase shares at net asset value through employer-sponsored defined contribution plans should also consult their employer for information about the extent to which the matters described below apply to them.


MISCELLANEOUS INVESTMENTS, INVESTMENT PRACTICES AND RISKS

Foreign Investments

Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of the fund's foreign investments and the value of its shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and other fees are also generally higher than in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of the fund's assets held abroad) and expenses not present in the settlement of investments in U.S. markets.

In addition, foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls, foreign withholding taxes or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of the fund's investments in certain foreign countries. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special U.S. tax considerations may apply.

Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries. The laws of some foreign countries may limit the fund's ability to invest in securities of certain issuers organized under the laws of those foreign countries.

The risks described above, including the risks of nationalization or expropriation of assets, typically are increased in connection with
investments in "emerging markets."   For example, political and economic
structures in these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies. High rates of inflation or currency devaluations may adversely affect the economies and securities markets of such countries. Investments in emerging markets may be considered speculative.

The currencies of certain emerging market countries have experienced devaluations relative to the U.S. dollar, and future devaluations may adversely affect the value of assets denominated in such currencies. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries.

In addition, unanticipated political or social developments may affect the value of investments in emerging markets and the availability of additional investments in these markets. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make investments in securities traded in emerging markets illiquid and more volatile than investments in securities traded in more developed countries, and the fund may be required to establish special custodial or other arrangements before making investments in securities traded in emerging markets. There may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of prospects of an investment in such securities.

Certain of the foregoing risks may also apply to some extent to securities of U.S. issuers that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. issuers having significant foreign operations.

Foreign Currency Transactions

To manage its exposure to foreign currencies, the fund may engage without limit in foreign currency exchange transactions, including purchasing and selling foreign currency, foreign currency options, foreign currency forward contracts and foreign currency futures contracts and related options. In addition, the fund may write covered call and put options on foreign currencies for the purpose of increasing its current return.

Generally, the fund may engage in both "transaction hedging" and "position hedging." The fund may also engage in foreign currency transactions for non-hedging purposes, subject to applicable law. When it engages in transaction hedging, the fund enters into foreign currency transactions with respect to specific receivables or payables, generally arising in connection with the purchase or sale of portfolio securities. The fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging the fund will attempt to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is earned, and the date on which such payments are made or received.

The fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency. If conditions warrant, for transaction hedging purposes the fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts. A foreign currency forward contract is a negotiated agreement to exchange currency at a future time at a rate or rates that may be higher or lower than the spot rate. Foreign currency futures contracts are standardized exchange-traded contracts and have margin requirements. In addition, for transaction hedging purposes the fund may also purchase or sell exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies.

For transaction hedging purposes the fund may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives the fund the right to assume a short position in the futures contract until the expiration of the option. A put option on a currency gives the fund the right to sell the currency at an exercise price until the expiration of the option. A call option on a futures contract gives the fund the right to assume a long position in the futures contract until the expiration of the option. A call option on a currency gives the fund the right to purchase the currency at the exercise price until the expiration of the option.

The fund may engage in position hedging to protect against a decline in the value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of the currency in which the securities the fund intends to buy are denominated, when the fund holds cash or short-term investments). For position hedging purposes, the fund may purchase or sell, on exchanges or in over-the-counter markets, foreign currency futures contracts, foreign currency forward contracts and options on foreign currency futures contracts and on foreign currencies. In connection with position hedging, the fund may also purchase or sell foreign currency on a spot basis.

It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for the fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the fund is obligated to deliver and a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the fund is obligated to deliver.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which the fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in value of such currency. See "Risk factors in options transactions."

The fund may seek to increase its current return or to offset some of the costs of hedging against fluctuations in current exchange rates by writing covered call options and covered put options on foreign currencies. The fund receives a premium from writing a call or put option, which increases the fund's current return if the option expires unexercised or is closed out at a net profit. The fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written.

The fund's currency hedging transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times not involve currencies in which its portfolio securities are then denominated. Putnam Management will engage in such "cross hedging" activities when it believes that such transactions provide significant hedging opportunities for the fund. Cross hedging transactions by the fund involve the risk of imperfect correlation between changes in the values of the currencies to which such transactions relate and changes in the value of the currency or other asset or liability which is the subject of the hedge.

The fund may also engage in non-hedging currency transactions. For example, Putnam Management may believe that exposure to a currency is in the fund's best interest but that securities denominated in that currency are unattractive. In that case the fund may purchase a currency forward contract or option in order to increase its exposure to the currency. In accordance with SEC regulations, the fund will segregate liquid assets in its portfolio to cover forward contracts used for non-hedging purposes.

The value of any currency, including U.S. dollars and foreign currencies, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of foreign currencies (and therefore the values of foreign currency options, forward contracts and futures contracts) may be affected significantly, fixed, or supported directly or indirectly by U.S. and foreign government actions. Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces.

The value of a foreign currency option, forward contract or futures contract reflects the value of an exchange rate, which in turn reflects relative values of two currencies, the U.S. dollar and the foreign currency in question. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the exercise of foreign currency options, forward contracts and futures contracts, investors may be disadvantaged by having to deal in an odd-lot market for the underlying foreign currencies in connection with options at prices that are less favorable than for round lots. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of foreign currencies.

There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large round-lot transactions in the interbank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

The decision as to whether and to what extent the fund will engage in foreign currency exchange transactions will depend on a number of factors, including prevailing market conditions, the composition of the fund's portfolio and the availability of suitable transactions. Accordingly, there can be no assurance that the fund will engage in foreign currency exchange transactions at any given time or from time to time.

Currency forward and futures contracts. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange.

Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amount agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

At the maturity of a forward or futures contract, the fund either may accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Positions in the foreign currency futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. Although the fund intends to purchase or sell foreign currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the fund would continue to be required to make daily cash payments of variation margin.

Foreign currency options. In general, options on foreign currencies operate similarly to options on securities and are subject to many of the risks described above. Foreign currency options are traded primarily in the over-the-counter market, although options on foreign currencies are also listed on several exchanges. Options are traded not only on the currencies of individual nations, but also on the euro, the joint currency of most countries in the European Union.

The fund will only purchase or write foreign currency options when Putnam Management believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investments generally.

Settlement procedures. Settlement procedures relating to the fund's investments in foreign securities and to the fund's foreign currency exchange transactions may be more complex than settlements with respect to investments in debt or equity securities of U.S. issuers, and may involve certain risks not present in the fund's domestic investments. For example, settlement of transactions involving foreign securities or foreign currencies may occur within a foreign country, and the fund may be required to accept or make delivery of the underlying securities or currency in conformity with any applicable U.S. or foreign restrictions or regulations, and may be required to pay any fees, taxes or charges associated with such delivery. Such investments may also involve the risk that an entity involved in the settlement may not meet its obligations.

Foreign currency conversion. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the fund at one rate, while offering a lesser rate of exchange should the fund desire to resell that currency to the dealer.

Options on Securities

Writing covered options. The fund may write covered call options and covered put options on optionable securities held in its portfolio, when in the opinion of Putnam Management such transactions are consistent with the fund's investment objective(s) and policies. Call options written by the fund give the purchaser the right to buy the underlying securities from the fund at a stated exercise price; put options give the purchaser the right to sell the underlying securities to the fund at a stated price.

The fund may write only covered options, which means that, so long as the fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, the fund will hold cash and/or high-grade short-term debt obligations equal to the price to be paid if the option is exercised. In addition, the fund will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. The fund may write combinations of covered puts and calls on the same underlying security.

The fund will receive a premium from writing a put or call option, which increases the fund's return on the underlying security in the event the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, the fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. By writing a put option, the fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

The fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction, in which it purchases an offsetting option. The fund realizes a profit or loss from a closing transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. If the fund writes a call option but does not own the underlying security, and when it writes a put option, the fund may be required to deposit cash or securities with its broker as "margin," or collateral, for its obligation to buy or sell the underlying security. As the value of the underlying security varies, the fund may have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.

Purchasing put options. The fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such protection is provided during the life of the put option since the fund, as holder of the option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

Purchasing call options. The fund may purchase call options to hedge against an increase in the price of securities that the fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs.

Risk Factors in Options Transactions

The successful use of the fund's options strategies depends on the ability of Putnam Management to forecast correctly interest rate and market movements. For example, if the fund were to write a call option based on Putnam Management's expectation that the price of the underlying security would fall, but the price were to rise instead, the fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if the fund were to write a put option based on Putnam Management's expectation that the price of the underlying security would rise, but the price were to fall instead, the fund could be required to purchase the security upon exercise at a price higher than the current market price.

When the fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the fund exercises the option or enters into a closing sale transaction before the option's expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the fund will lose part or all of its investment in the option. This contrasts with an investment by the fund in the underlying security, since the fund will not realize a loss if the security's price does not change.

The effective use of options also depends on the fund's ability to terminate option positions at times when Putnam Management deems it desirable to do so. There is no assurance that the fund will be able to effect closing transactions at any particular time or at an acceptable price.

If a secondary market in options were to become unavailable, the fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A market may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events -- such as volume in excess of trading or clearing capability -- were to interrupt its normal operations.

A market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. For example, if an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. If an options market were to become unavailable, the fund as a holder of an option would be able to realize profits or limit losses only by exercising the option, and the fund, as option writer, would remain obligated under the option until expiration or exercise.

Disruptions in the markets for the securities underlying options purchased or sold by the fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with considerable losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If the Options Clearing Corporation were to determine that the available supply of an underlying security appears insufficient to permit delivery by the writers of all outstanding calls in the event of exercise, it may prohibit indefinitely the exercise of put options. The fund, as holder of such a put option, could lose its entire investment if the prohibition remained in effect until the put option's expiration.

Foreign-traded options are subject to many of the same risks presented by internationally-traded securities. In addition, because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

Over-the-counter ("OTC") options purchased by the fund and assets held to cover OTC options written by the fund may, under certain circumstances, be considered illiquid securities for purposes of any limitation on the fund's ability to invest in illiquid securities.

Investments in Miscellaneous Fixed-Income Securities

If the fund may invest in inverse floating obligations, premium securities, or interest-only or principal-only classes of mortgage-backed securities (IOs and POs), it may do so without limit. The fund, however, currently does not intend to invest more than 15% of its assets in inverse floating obligations or more than 35% of its assets in IOs and POs under normal market conditions.

Lower-rated Securities

The fund may invest in lower-rated fixed-income securities (commonly known as "junk bonds"). The lower ratings of certain securities held by the fund reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by the fund more volatile and could limit the fund's ability to sell its securities at prices approximating the values the fund had placed on such securities. In the absence of a liquid trading market for securities held by it, the fund at times may be unable to establish the fair value of such securities.

Securities ratings are based largely on the issuer's historical financial condition and the rating agencies' analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition, which may be better or worse than the rating would indicate. In addition, the rating assigned to a security by Moody's Investors Service, Inc. or Standard & Poor's (or by any other nationally recognized securities rating agency) does not reflect an assessment of the volatility of the security's market value or the liquidity of an investment in the security. See "Securities ratings."

Like those of other fixed-income securities, the values of lower-rated securities fluctuate in response to changes in interest rates. A decrease in interest rates will generally result in an increase in the value of the fund's assets. Conversely, during periods of rising interest rates, the value of the fund's assets will generally decline. The values of lower-rated securities may often be affected to a greater extent by changes in general economic conditions and business conditions affecting the issuers of such securities and their industries. Negative publicity or investor perceptions may also adversely affect the values
of lower-rated securities.   Changes by nationally recognized securities
rating agencies in their ratings of any fixed-income security and changes in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect income derived from these securities, but will affect the fund's net asset value. The fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, Putnam Management will monitor the investment to determine whether its retention will assist in meeting the fund's investment objective(s).

Issuers of lower-rated securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. Such issuers may not have more traditional methods of financing available to them and may be unable to repay outstanding obligations at maturity by refinancing. The risk of loss due to default in payment of interest or repayment of principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.

At times, a substantial portion of the fund's assets may be invested in an issue of which the fund, by itself or together with other funds and accounts managed by Putnam Management or its affiliates, holds all or a major portion. Although Putnam Management generally considers such securities to be liquid because of the availability of an institutional market for such securities, it is possible that, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the fund could find it more difficult to sell these securities when Putnam Management believes it advisable to do so or may be able to sell the securities only at prices lower than if they were more widely held. Under these circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the fund's net asset value. In order to enforce its rights in the event of a default, the fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer's obligations on such securities. This could increase the fund's operating expenses and adversely affect the fund's net asset value. In the case of tax-exempt funds, any income derived from the fund's ownership or operation of such assets would not be tax-exempt. The ability of a holder of a tax-exempt security to enforce the terms of that security in a bankruptcy proceeding may be more limited than would be the case with respect to securities of private issuers. In addition, the fund's intention to qualify as a "regulated investment company" under the Internal Revenue Code may limit the extent to which the fund may exercise its rights by taking possession of such assets.

Certain securities held by the fund may permit the issuer at its option to "call," or redeem, its securities. If an issuer were to redeem securities held by the fund during a time of declining interest rates, the fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

The fund may invest without limit in so-called "zero-coupon" bonds and "payment-in-kind" bonds. Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Because zero-coupon and payment-in-kind bonds do not pay current interest in cash, their value is subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently in cash. The fund is required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders even though such bonds do not pay current interest in cash. Thus, it may be necessary at times for the fund to liquidate investments in order to satisfy its dividend requirements.

To the extent the fund invests in securities in the lower rating categories, the achievement of the fund's goals is more dependent on Putnam Management's investment analysis than would be the case if the fund were investing in securities in the higher rating categories. This also may be true with respect to tax-exempt securities, as the amount of information about the financial condition of an issuer of tax-exempt securities may not be as extensive as that which is made available by corporations whose securities are publicly traded.

Loan Participations

The fund may invest in "loan participations." By purchasing a loan participation, the fund acquires some or all of the interest of a bank or other lending institution in a loan to a particular borrower. Many such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are typically made by a syndicate of banks, represented by an agent bank which has negotiated and structured the loan and which is responsible generally for collecting interest, principal, and other amounts from the borrower on its own behalf and on behalf of the other lending institutions in the syndicate, and for enforcing its and their other rights against the borrower. Each of the lending institutions, including the agent bank, lends to the borrower a portion of the total amount of the loan, and retains the corresponding interest in the loan.

The fund's ability to receive payments of principal and interest and other amounts in connection with loan participations held by it will depend primarily on the financial condition of the borrower. The failure by the fund to receive scheduled interest or principal payments on a loan participation would adversely affect the income of the fund and would likely reduce the value of its assets, which would be reflected in a reduction in the fund's net asset value. Banks and other lending institutions generally perform a credit analysis of the borrower before originating a loan or participating in a lending syndicate. In selecting the loan participations in which the fund will invest, however, Putnam Management will not rely solely on that credit analysis, but will perform its own investment analysis of the borrowers. Putnam Management's analysis may include consideration of the borrower's financial strength and managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. Putnam Management will be unable to access non-public information to which other investors in syndicated loans may have access. Because loan participations in which the fund may invest are not generally rated by independent credit rating agencies, a decision by the fund to invest in a particular loan participation will depend almost exclusively on Putnam Management's, and the original lending institution's, credit analysis of the borrower. Investments in loan participations may be of any quality, including "distressed" loans, and will be subject to the fund's credit quality policy.

Loan participations may be structured in different forms, including novations, assignments and participating interests. In a novation, the fund assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. The fund assumes the position of a co-lender with other syndicate members. As an alternative, the fund may purchase an assignment of a portion of a lender's interest in a loan. In this case, the fund may be required generally to rely upon the assigning bank to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such bank's rights in the loan. The fund may also purchase a participating interest in a portion of the rights of a lending institution in a loan. In such case, it will be entitled to receive payments of principal, interest and premium, if any, but will not generally be entitled to enforce its rights directly against the agent bank or the borrower, and must rely for that purpose on the lending institution. The fund may also acquire a loan participation directly by acting as a member of the original lending syndicate.

The fund will in many cases be required to rely upon the lending institution from which it purchases the loan participation to collect and pass on to the fund such payments and to enforce the fund's rights under the loan. As a result, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the fund from receiving principal, interest and other amounts with respect to the underlying loan. When the fund is required to rely upon a lending institution to pay to the fund principal, interest and other amounts received by it, Putnam Management will also evaluate the creditworthiness of the lending institution.

The borrower of a loan in which the fund holds a participation interest may, either at its own election or pursuant to terms of the loan documentation, prepay amounts of the loan from time to time. There is no assurance that the fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan participation.

Corporate loans in which the fund may purchase a loan participation are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Under current market conditions, most of the corporate loan participations purchased by the fund will represent interests in loans made to finance highly leveraged corporate acquisitions, known as "leveraged buy-out" transactions. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions. In addition, loan participations generally are subject to restrictions on transfer, and only limited opportunities may exist to sell such participations in secondary markets. As a result, the fund may be unable to sell loan participations at a time when it may otherwise be desirable to do so or may be able to sell them only at a price that is less than their fair market value.

Certain of the loan participations acquired by the fund may involve revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan participation. To the extent that the fund is committed to make additional loans under such a participation, it will at all times hold and maintain in a segregated account liquid assets in an amount sufficient to meet such commitments. Certain of the loan participations acquired by the fund may also involve loans made in foreign currencies. The fund's investment in such participations would involve the risks of currency fluctuations described above with respect to investments in the foreign securities.

Floating Rate and Variable Rate Demand Notes

Floating rate and variable rate demand notes and bonds may have a stated maturity in excess of one year, but may have features that permit a holder to demand payment of principal plus accrued interest upon a specified number of days notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer has a corresponding right, after a given period, to prepay in its discretion the outstanding principal of the obligation plus accrued interest upon a specific number of days notice to the holders. The interest rate of a floating rate instrument may be based on a known lending rate, such as a bank's prime rate, and is reset whenever such rate is adjusted. The interest rate on a variable rate demand note is reset at specified intervals at a market rate.

Mortgage Related and Asset-backed Securities

Mortgage-backed securities, including collateralized mortgage obligations ("CMOs") and certain stripped mortgage-backed securities represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.

Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing or foreclosure of the underlying mortgage loans. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-related securities. In that event the fund may be unable to invest the proceeds from the early payment of the mortgage-related securities in an investment that provides as high a yield as the mortgage-related securities. Consequently, early payment associated with mortgage-related securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-related securities. If the life of a mortgage-related security is inaccurately predicted, the fund may not be able to realize the rate of return it expected.

Mortgage-backed and asset-backed securities are less effective than other types of securities as a means of "locking in" attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates.
These prepayments would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the fund.

Prepayments may cause losses on securities purchased at a premium. At times, some mortgage-backed and asset-backed securities will have higher than market interest rates and therefore will be purchased at a premium above their par value.

CMOs may be issued by a U.S. government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. government, its agencies or instrumentalities or any other person or entity.

Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities, each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing their volatility.

Prepayments could result in losses on stripped mortgage-backed securities. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The yield to maturity on an interest only or "IO" class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurable adverse effect on the fund's yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal only or "POs" tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated.

The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the fund's ability to buy or sell those securities at any particular time.

Hybrid Instruments

These instruments are generally considered derivatives and include indexed or structured securities, and combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. A hybrid instrument may be a debt security, preferred stock, warrant, convertible security, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively, "underlying assets"), or by another objective index, economic factor or other measure, including interest rates, currency exchange rates, or commodities or securities indices (collectively, "benchmarks"). Hybrid instruments may take a number of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of an index at a future time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies. An investment in a hybrid instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular hybrid instrument will depend upon the terms of the instrument, but may include the possibility of significant changes in the benchmark(s) or the prices of the underlying assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument, which may not be foreseen by the purchaser, such as economic and political events, the supply and demand of the underlying assets and interest rate movements. Hybrid instruments may be highly volatile and their use by a fund may not be successful.

Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if "leverage" is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a benchmark or underlying asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated hybrid instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of less than par if rates were above the specified level. Furthermore, a fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transaction costs. Of course, there is no guarantee that the strategy will be successful and a fund could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid instrument.

Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a benchmark may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark or underlying asset may not move in the same direction or at the same time.

Hybrid instruments may also carry liquidity risk since the instruments are often "customized" to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the redemption value of such an investment could be zero. In addition, because the purchase and sale of hybrid investments could take place in an over-the-counter market without the guarantee of a central clearing organization, or in a transaction between the fund and the issuer of the hybrid instrument, the creditworthiness of the counterparty of the issuer of the hybrid instrument would be an additional risk factor the fund would have to consider and monitor. Hybrid instruments also may not be subject to regulation by the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

Structured investments. A structured investment is a security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity or one or more classes of securities ("structured securities") backed by, or representing interests in, the underlying instruments.
The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities. Investments in government and government-related and restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts.

Securities of Other Investment Companies. Securities of other investment companies, including shares of closed-end investment companies, unit investment trusts and open-end investment companies, represent interests in professionally managed portfolios that may invest in any type of instrument. These types of instruments are often structured to perform in a similar fashion to a broad based securities index. Investing in these types of securities involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses. In addition, these types of investments involve the risk that they will not perform in exactly the same fashion, or in response to the same factors, as the index or underlying instruments. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Others are continuously offered at net asset value, but may also be traded in the secondary market. The extent to which a fund can invest in securities of other investment companies is limited by federal securities laws.

Tax-exempt Securities

General description. As used in this SAI, the term "Tax-exempt securities" includes debt obligations issued by a state, its political subdivisions (for example, counties, cities, towns, villages, districts and authorities) and their agencies, instrumentalities or other governmental units, the interest from which is, in the opinion of bond counsel, exempt from federal income tax and the corresponding state's personal income tax. Such obligations are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Tax-exempt securities may be issued include the refunding of outstanding obligations or the payment of general operating expenses.

Short-term Tax-exempt securities are generally issued by state and local governments and public authorities as interim financing in anticipation of tax collections, revenue receipts or bond sales to finance such public purposes.

In addition, certain types of "private activity" bonds may be issued by public authorities to finance projects such as privately operated housing facilities; certain local facilities for supplying water, gas or electricity; sewage or solid waste disposal facilities; student loans; or public or private institutions for the construction of educational, hospital, housing and other facilities. Such obligations are included within the term Tax-exempt securities if the interest paid thereon is, in the opinion of bond counsel, exempt from federal income tax and state personal income tax (such interest may, however, be subject to federal alternative minimum tax). Other types of private activity bonds, the proceeds of which are used for the construction, repair or improvement of, or to obtain equipment for, privately operated industrial or commercial facilities, may also constitute Tax-exempt securities, although the current federal tax laws place substantial limitations on the size of such issues.

Participation interests (Money Market Funds only). The money market funds may invest in Tax-exempt securities either by purchasing them directly or by purchasing certificates of accrual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on Tax-exempt securities, provided that, in the opinion of counsel, any discount accruing on a certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related Tax-exempt securities will be exempt from federal income tax to the same extent as interest on the Tax-exempt securities. The money market funds may also invest in Tax-exempt securities by purchasing from banks participation interests in all or part of specific holdings of Tax-exempt securities. These participations may be backed in whole or in part by an irrevocable letter of credit or guarantee of the selling bank. The selling bank may receive a fee from the money market funds in connection with the arrangement. The money market funds will not purchase such participation interests unless it receives an opinion of counsel or a ruling of the Internal Revenue Service that interest earned by it on Tax-exempt securities in which it holds such participation interests is exempt from federal income tax. No money market fund expects to invest more than 5% of its assets in participation interests.

Stand-by commitments. When the fund purchases Tax-exempt securities, it has the authority to acquire stand-by commitments from banks and broker-dealers with respect to those Tax-exempt securities. A stand-by commitment may be considered a security independent of the Tax-exempt security to which it relates. The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances, would be substantially the same as the market value of the underlying Tax-exempt security to a third party at any time. The fund expects that stand-by commitments generally will be available without the payment of direct or indirect consideration. The fund does not expect to assign any value to stand-by commitments.

Yields. The yields on Tax-exempt securities depend on a variety of factors, including general money market conditions, effective marginal tax rates, the financial condition of the issuer, general conditions of the Tax-exempt security market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of nationally recognized securities rating agencies represent their opinions as to the credit quality of the Tax-exempt securities which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, Tax-exempt securities with the same maturity and interest rate but with different ratings may have the same yield. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates and may be due to such factors as changes in the overall demand or supply of various types of Tax-exempt securities or changes in the investment objectives of investors. Subsequent to purchase by the fund, an issue of Tax-exempt securities or other investments may cease to be rated, or its rating may be reduced below the minimum rating required for purchase by the fund. Neither event will require the elimination of an investment from the fund's portfolio, but Putnam Management will consider such an event in its determination of whether the fund should continue to hold an investment in its portfolio.

"Moral obligation" bonds. The fund does not currently intend to invest in so-called "moral obligation" bonds, where repayment is backed by a moral commitment of an entity other than the issuer, unless the credit of the issuer itself, without regard to the "moral obligation," meets the investment criteria established for investments by the fund.

Municipal leases. The fund may acquire participations in lease obligations or installment purchase contract obligations (collectively, "lease obligations") of municipal authorities or entities. Lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged. Certain of these lease obligations contain "non-appropriation" clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In the case of a "non-appropriation" lease, the fund's ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, and in any event, foreclosure of that property might prove difficult.

Inverse Floaters have variable interest rates that typically move in the opposite direction from movements in prevailing short-term interest rate levels - rising when prevailing short-term interest rate fall, and vice versa. The prices of inverse floaters can be considerably more volatile than the prices of bonds with comparable maturities.

Additional risks. Securities in which the fund may invest, including Tax-exempt securities, are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code (including special provisions related to municipalities and other public entities), and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power, ability or willingness of issuers to meet their obligations for the payment of interest and principal on their Tax-exempt securities may be materially affected.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on debt obligations issued by states and their political subdivisions. Federal tax laws limit the types and amounts of tax-exempt bonds issuable for certain purposes, especially industrial development bonds and private activity bonds. Such limits may affect the future supply and yields of these types of Tax-exempt securities. Further proposals limiting the issuance of Tax-exempt securities may well be introduced in the future. If it appeared that the availability of Tax-exempt securities for investment by the fund and the value of the fund's portfolio could be materially affected by such changes in law, the Trustees of the fund would reevaluate its investment objective and policies and consider changes in the structure of the fund or its dissolution.

Convertible Securities

Convertible securities include bonds, debentures, notes, preferred stocks and other securities that may be converted into or exchanged for, at a specific price or formula within a particular period of time, a prescribed amount of common stock or other equity securities of the same or a different issuer. Convertible securities entitle the holder to receive interest paid or accrued on debt or dividends paid or accrued on preferred stock until the security matures or is redeemed, converted or exchanged.

The market value of a convertible security is a function of its "investment value" and its "conversion value." A security's "investment value" represents the value of the security without its conversion feature (i.e., a nonconvertible fixed income security). The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer's capital structure. A security's "conversion value" is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security.

If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like nonconvertible debt or preferred stock and its market value will not be influenced greatly by fluctuations in the market price of the underlying security. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying security.

The fund's investments in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock or other equity securities at a specified date and a specified conversion ratio, or that are convertible at the option of the issuer. Because conversion of the security is not at the option of the holder, the fund may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock or other equity security has declined substantially.

The fund's investments in convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible security, may be illiquid. The fund may not be able to dispose of such securities in a timely fashion or for a fair price, which could result in losses to the fund.

Alternative Investment Strategies

Under normal market conditions, each fund seeks to remain fully invested and to minimize its cash holdings. However, at times Putnam Management may judge that market conditions make pursuing a fund's investment strategies inconsistent with the best interests of its shareholders. Putnam Management then may temporarily use alternative strategies that are mainly designed to limit the fund's losses. In implementing these strategies, the funds may invest primarily in debt securities, preferred stocks, U.S. Government and agency obligations, cash or money market instruments, or any other securities Putnam Management considers consistent with such defensive strategies.

Money market instruments, or short-term debt instruments, consist of obligations such as commercial paper, bank obligations (i.e., certificates of deposit and bankers' acceptances), repurchase agreements and various government obligations, such as Treasury bills. These instruments have a remaining maturity of one year or less and are generally of high credit quality. Money market instruments may be structured to be, or may employ a trust or other form so that they are, eligible investments for money market funds. For example, put features can be used to modify the maturity of a security or interest rate adjustment features can be used to enhance price stability. If a structure fails to function as intended, adverse tax or investment consequences may result. Neither the Internal Revenue Service (IRS) nor any other regulatory authority has ruled definitively on certain legal issues presented by certain structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity, or tax treatment of the income received from these securities or the nature and timing of distributions made by the funds.

Private Placements and Restricted Securities

The fund may invest in securities that are purchased in private placements and, accordingly, are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such investments, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the fund could find it more difficult to sell such securities when Putnam Management believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it may also be more difficult to determine the fair value of such securities for purposes of computing the fund's net asset value.

While such private placements may often offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often "restricted securities," i.e., securities which cannot be sold to the public without registration under the Securities Act of 1933 or the availability of an exemption from registration (such as Rules 144 or 144A), or which are "not readily marketable" because they are subject to other legal or contractual delays in or restrictions on resale.

The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the fund to sell them promptly at an acceptable price. The fund may have to bear the extra expense of registering such securities for resale and the risk of substantial delay in effecting such registration. Also market quotations are less readily available. The judgment of Putnam Management may at times play a greater role in valuing these securities than in the case of publicly traded securities.

Generally speaking, restricted securities may be sold only to qualified institutional buyers, or in a privately negotiated transaction to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration, or in a public offering for which a registration statement is in effect under the Securities Act of 1933. The fund may be deemed to be an "underwriter" for purposes of the Securities Act of 1933 when selling restricted securities to the public, and in such event the fund may be liable to purchasers of such securities if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading. The SEC Staff currently takes the view that any delegation by the Trustees of the authority to determine that a restricted security is readily marketable (as described in the investment restrictions of the funds) must be pursuant to written procedures established by the Trustees and the Trustees have delegated such authority to Putnam Management.

Futures Contracts and Related Options

Subject to applicable law the fund may invest without limit in futures contracts and related options for hedging and non-hedging purposes, such as to manage the effective duration of the fund's portfolio or as a substitute for direct investment. A financial futures contract sale creates an obligation by the seller to deliver the type of financial instrument called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to take delivery of the type of financial instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken, respectively, at settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract sale or purchase was made. Futures contracts are traded in the United States only on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading by the Commodity Futures Trading Commission (the "CFTC"), and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market.

Although futures contracts (other than index futures) by their terms call for actual delivery or acceptance of commodities or securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. If the fund is unable to enter into a closing transaction, the amount of the fund's potential loss is unlimited. The closing out of a futures contract purchase is effected by the purchaser's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, he realizes a loss. In general, 40% of the gain or loss arising from the closing out of a futures contract traded on an exchange approved by the CFTC is treated as short-term gain or loss, and 60% is treated as long-term gain or loss.

Unlike when the fund purchases or sells a security, no price is paid or received by the fund upon the purchase or sale of a futures contract. Upon entering into a contract, the fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of liquid assets. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds to finance the transactions. Rather, initial margin is similar to a performance bond or good faith deposit which is returned to the fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs.

Subsequent payments, called "variation margin" or "maintenance margin," to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." For example, when the fund has purchased a futures contract on a security and the price of the underlying security has risen, that position will have increased in value and the fund will receive from the broker a variation margin payment based on that increase in value. Conversely, when the fund has purchased a security futures contract and the price of the underlying security has declined, the position would be less valuable and the fund would be required to make a variation margin payment to the broker.

The fund may elect to close some or all of its futures positions at any time prior to their expiration in order to reduce or eliminate a hedge position then currently held by the fund. The fund may close its positions by taking opposite positions which will operate to terminate the fund's position in the futures contracts. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the fund, and the fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

The fund does not intend to purchase or sell futures or related options for other than hedging purposes, if, as a result, the sum of the initial margin deposits on the fund's existing futures and related options positions and premiums paid for outstanding options on futures contracts would exceed 5% of the fund's net assets.

Options on futures contracts. The fund may purchase and write call and put options on futures contracts it may buy or sell and enter into closing transactions with respect to such options to terminate existing positions. In return for the premium paid, options on futures contracts give the purchaser the right to assume a position in a futures contract at the specified option exercise price at any time during the period of the option. The fund may use options on futures contracts in lieu of writing or buying options directly on the underlying securities or purchasing and selling the underlying futures contracts. For example, to hedge against a possible decrease in the value of its portfolio securities, the fund may purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, the fund may purchase call options or write put options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the fund expects to purchase. Such options generally operate in the same manner as options purchased or written directly on the underlying investments.

As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected.

The fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above in connection with the discussion of futures contracts.

Risks of transactions in futures contracts and related options. Successful use of futures contracts by the fund is subject to Putnam Management's ability to predict movements in various factors affecting securities markets, including interest rates. Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments. The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

The use of options and futures strategies also involves the risk of imperfect correlation among movements in the prices of the securities underlying the futures and options purchased and sold by the fund, of the options and futures contracts themselves, and, in the case of hedging transactions, of the securities which are the subject of a hedge. The successful use of these strategies further depends on the ability of Putnam Management to forecast interest rates and market movements correctly.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain market clearing facilities inadequate, and thereby result in the institution by exchanges of special procedures which may interfere with the timely execution of customer orders.

To reduce or eliminate a position held by the fund, the fund may seek to close out such position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract or option. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts or options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts or options, or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts or options (or a particular class or series of contracts or options), in which event the secondary market on that exchange for such contracts or options (or in the class or series of contracts or options) would cease to exist, although outstanding contracts or options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

U.S. Treasury security futures contracts and options. U.S. Treasury security futures contracts require the seller to deliver, or the purchaser to take delivery of, the type of U.S. Treasury security called for in the contract at a specified date and price. Options on U.S. Treasury security futures contracts give the purchaser the right in return for the premium paid to assume a position in a U.S. Treasury security futures contract at the specified option exercise price at any time during the period of the option.

Successful use of U.S. Treasury security futures contracts by the fund is subject to Putnam Management's ability to predict movements in the direction of interest rates and other factors affecting markets for debt securities. For example, if the fund has sold U.S. Treasury security futures contracts in order to hedge against the possibility of an increase in interest rates which would adversely affect securities held in its portfolio, and the prices of the fund's securities increase instead as a result of a decline in interest rates, the fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the fund has insufficient cash, it may have to sell securities to meet daily maintenance margin requirements at a time when it may be disadvantageous to do so.

There is also a risk that price movements in U.S. Treasury security futures contracts and related options will not correlate closely with price movements in markets for particular securities. For example, if the fund has hedged against a decline in the values of tax-exempt securities held by it by selling Treasury security futures and the values of Treasury securities subsequently increase while the values of its tax-exempt securities decrease, the fund would incur losses on both the Treasury security futures contracts written by it and the tax-exempt securities held in its portfolio.

Index futures contracts. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. A unit is the current value of the index.
The fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective(s). The fund may also purchase and sell options on index futures contracts.

For example, the Standard & Poor's 500 Composite Stock Price Index ("S&P 500") is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500 assigns relative weightings to the common stocks included in the Index, and the value fluctuates with changes in the market values of those common stocks. In the case of the S&P 500, contracts are to buy or sell 500 units. Thus, if the value of the S&P 500 were $150, one contract would be worth $75,000 (500 units x $150). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if the fund enters into a futures contract to buy 500 units of the S&P 500 at a specified future date at a contract price of $150 and the S&P 500 is at $154 on that future date, the fund will gain $2,000 (500 units x gain of $4). If the fund enters into a futures contract to sell 500 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 is at $152 on that future date, the fund will lose $1,000 (500 units x loss of $2).

There are several risks in connection with the use by the fund of index futures. One risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedge. Putnam Management will, however, attempt to reduce this risk by buying or selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of the securities sought to be hedged.

Successful use of index futures by the fund is also subject to Putnam Management's ability to predict movements in the direction of the market. For example, it is possible that, where the fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in the fund's portfolio may decline. If this occurred, the fund would lose money on the futures and also experience a decline in value in its portfolio securities. It is also possible that, if the fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the fund will lose part or all of the benefit of the increased value of those securities it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it is disadvantageous to do so.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the index futures and the portion of the portfolio being hedged, the prices of index futures may not correlate perfectly with movements in the underlying index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than the securities market does. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market and also because of the imperfect correlation between movements in the index and movements in the prices of index futures, even a correct forecast of general market trends by Putnam Management may still not result in a profitable position over a short time period.

Options on stock index futures. Options on index futures are similar to options on securities except that options on index futures give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index future. If an option is exercised on the last trading day prior to its expiration date, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

Options on Indices

As an alternative to purchasing call and put options on index futures, the fund may purchase and sell call and put options on the underlying indices themselves. Such options would be used in a manner identical to the use of options on index futures.

Index Warrants

The fund may purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indices ("index warrants"). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at any time when, in the case of a call warrant, the exercise price is greater than the value of the underlying index, or, in the case of a put warrant, the exercise price is less than the value of the underlying index. If the fund were not to exercise an index warrant prior to its expiration, then the fund would lose the amount of the purchase price paid by it for the warrant.

The fund will normally use index warrants in a manner similar to its use of options on securities indices. The risks of the fund's use of index warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Although the fund will normally invest only in exchange-listed warrants, index warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit the fund's ability to exercise the warrants at such time, or in such quantities, as the fund would otherwise wish to do.

Short-term Trading

In seeking the fund's objective(s), Putnam Management will buy or sell portfolio securities whenever Putnam Management believes it appropriate to do so. From time to time the fund will buy securities intending to seek short-term trading profits. A change in the securities held by the fund is known as "portfolio turnover" and generally involves some expense to the fund. This expense may include brokerage commissions or dealer markups and other transaction costs on both the sale of securities and the reinvestment of the proceeds in other securities. If sales of portfolio securities cause the fund to realize net short-term capital gains, such gains will be taxable as ordinary income. As a result of the fund's investment policies, under certain market conditions the fund's portfolio turnover rate may be higher than that of other mutual funds. Portfolio turnover rate for a fiscal year is the ratio of the lesser of purchases or sales of portfolio securities to the monthly average of the value of portfolio securities -- excluding securities whose maturities at acquisition were one year or less. The fund's portfolio turnover rate is not a limiting factor when Putnam Management considers a change in the fund's portfolio.

Securities Loans

The fund may make secured loans of its portfolio securities, on either a short-term or long-term basis, amounting to not more than 25% of its total assets, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a matter of policy, securities loans are made to broker-dealers pursuant to agreements requiring that the loans be continuously secured by collateral consisting of cash or short-term debt obligations at least equal at all times to the value of the securities on loan, "marked-to-market" daily. The borrower pays to the fund an amount equal to any dividends or interest received on securities lent. The fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities may pass to the borrower, the fund retains the right to call the loans at any time on reasonable notice, and it will do so to enable the fund to exercise voting rights on any matters materially affecting the investment. The fund may also call such loans in order to sell the securities.

Repurchase Agreements

The fund, unless it is a money market fund, may enter into repurchase agreements, amounting to not more than 25% of its total assets. Money market funds may invest without limit in repurchase agreements. A repurchase agreement is a contract under which the fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the fund to resell such security at a fixed time and price (representing the fund's cost plus interest). It is the fund's present intention to enter into repurchase agreements only with commercial banks and registered broker-dealers and only with respect to obligations of the U.S. government or its agencies or instrumentalities. Repurchase agreements may also be viewed as loans made by the fund which are collateralized by the securities subject to repurchase. Putnam Management will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, the fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint account, along with cash of other Putnam funds and certain other accounts. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

Forward Commitments

The fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") if the fund sets aside, on the books and records of its custodian, liquid assets in an amount sufficient to meet the purchase price, or if the fund enters into offsetting contracts for the forward sale of other securities it owns. In the case of to-be-announced ("TBA") purchase commitments, the unit price and the estimated principal amount are established when the fund enters into a contract, with the actual principal amount being within a specified range of the estimate. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund's other assets. Where such purchases are made through dealers, the fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the fund of an advantageous yield or price. Although the fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so. The fund may realize short-term profits or losses upon the sale of forward commitments.

The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction. Unsettled TBA sale commitments are valued at current market value of the underlying securities. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the fund delivers securities under the commitment, the fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

Swap Agreements

The fund may enter into swap agreements and other types of over-the-counter transactions with broker-dealers or other financial institutions. Depending on their structures, swap agreements may increase or decrease the fund's exposure to long-or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. The value of the fund's swap positions would increase or decrease depending on the changes in value of the underlying rates, currency values, or other indices or measures. The fund's ability to engage in certain swap transactions may be limited by tax considerations.

The fund's ability to realize a profit from such transactions will depend on the ability of the financial institutions with which it enters into the transactions to meet their obligations to the fund. Under certain circumstances, suitable transactions may not be available to the fund, or the fund may be unable to close out its position under such transactions at the same time, or at the same price, as if it had purchased comparable publicly traded securities.

Derivatives

Certain of the instruments in which the fund may invest, such as futures contracts, options and forward contracts, are considered to be "derivatives." Derivatives are financial instruments whose value depends upon, or is derived from, the value of an underlying asset, such as a security or an index. Further information about these instruments and the risks involved in their use is included elsewhere in the prospectus or in this SAI. The fund's use of derivatives may cause the fund to recognize higher amounts of short-term capital gains, generally taxed to shareholders at ordinary income tax rates. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Industry and sector groups

Putnam uses a customized set of industry and sector groups for classifying securities ("Putnam Investment Codes"). The Putnam Investment Codes are based on an expanded Standard & Poor's industry classification model, modified to be more representative of global investing and more applicable to both large and small capitalization securities.


TAXES

Taxation of the fund. The fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the fund must, among other things:

(a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies;

(b) distribute with respect to each taxable year at least 90% of the sum of its taxable net investment income, its net tax-exempt income, and the excess, if any, of net short-term capital gains over net long-term capital losses for such year; and

(c) diversify its holdings so that, at the end of each fiscal quarter,
(i) at least 50% of the market value of the fund's assets is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the fund controls and which are engaged in the same, similar, or related trades or businesses.

If the fund qualifies as a regulated investment company that is accorded special tax treatment, the fund will not be subject to federal income tax on income distributed in a timely manner, to its shareholders in the form of dividends (including capital gain dividends).

If the fund failed to qualify as a regulated investment company accorded special tax treatment in any taxable year, the fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

If the fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if the fund is permitted so to elect and so elects), plus any retained amount from the prior year, the fund will be subject to a 4% excise tax on the undistributed amounts. A dividend paid to shareholders by the fund in January of a year generally is deemed to have been paid by the fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax.

Fund distributions. Distributions from the fund (other than exempt-interest dividends, as discussed below) will be taxable to shareholders as ordinary income to the extent derived from the fund's investment income and net short-term capital gains. Distributions of net capital gains (that is, the excess of net gains from the sale of capital assets held more than one year over net losses from the sale of capital assets held for not more than one year) will be taxable to shareholders as such, regardless of how long a shareholder has held the shares in the fund.

Exempt-interest dividends. The fund will be qualified to pay exempt-interest dividends to its shareholders only if, at the close of each quarter of the fund's taxable year, at least 50% of the total value of the fund's assets consists of obligations the interest on which is exempt from federal income tax. Distributions that the fund properly designates as exempt-interest dividends are treated as interest excludable from shareholders' gross income for federal income tax purposes but may be taxable for federal alternative minimum tax purposes and for state and local purposes. If the fund intends to be qualified to pay exempt-interest dividends, the fund may be limited in its ability to enter into taxable transactions involving forward commitments, repurchase agreements, financial futures and options contracts on financial futures, tax-exempt bond indices and other assets.

Part or all of the interest on indebtedness, if any, incurred or continued by a shareholder to purchase or carry shares of the fund paying exempt-interest dividends is not deductible. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness, multiplied by the percentage of the fund's total distributions (not including distributions from net long-term capital gains) paid to the shareholder that are exempt-interest dividends. Under rules used by the Internal Revenue Service to determine when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

In general, exempt-interest dividends, if any, attributable to interest received on certain private activity obligations and certain industrial development bonds will not be tax-exempt to any shareholders who are "substantial users" of the facilities financed by such obligations or bonds or who are "related persons" of such substantial users.

A fund that is qualified to pay exempt-interest dividends will inform investors within 60 days of the fund's fiscal year-end of the percentage of its income distributions designated as tax-exempt. The percentage is applied uniformly to all distributions made during the year. The percentage of income designated as tax-exempt for any particular distribution may be substantially different from the percentage of the fund's income that was tax-exempt during the period covered by the distribution.

Hedging transactions. If the fund engages in hedging transactions, including hedging transactions in options, futures contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the fund, defer losses to the fund, cause adjustments in the holding periods of the fund's securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the fund.

Certain of the fund's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If the fund's book income exceeds its taxable income, the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter as a return of capital to the extent of the recipient's basis in the shares, and (iii) thereafter as gain from the sale or exchange of a capital asset. If the fund's book income is less than its taxable income, the fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

Return of capital distributions. If the fund makes a distribution to you in excess of its current and accumulated "earnings and profits" in any taxable year, the excess distribution will be treated as a return of capital to the extent of your tax basis in your shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces your tax basis in your shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by you of your shares.

Dividends and distributions on the fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Distributions are taxable to a shareholder even if they are paid from income or gains earned by the fund prior to the shareholder's investment (and thus included in the price paid by the shareholder).

Securities issued or purchased at a discount. The fund's investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the fund may be required to sell securities in its portfolio that it otherwise would have continued to hold.

Capital loss carryover. Distributions from capital gains are generally made after applying any available capital loss carryovers. The amounts and expiration dates of any capital loss carryovers available to the fund are shown in Note 1 (Federal income taxes) to the financial statements included in Part I of this SAI or incorporated by reference into this SAI.

Foreign currency-denominated securities and related hedging transactions. The fund's transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

If more than 50% of the fund's assets at year end consists of the securities of foreign corporations, the fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by the fund to foreign countries in respect of foreign securities the fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes. A shareholder's ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by the fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not get a full credit or deduction for the amount of such taxes. In particular, shareholders must hold their fund shares (without protection from risk of loss) on the ex-dividend date and for at least 15 additional days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a given dividend. Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes.

Investment by the fund in "passive foreign investment companies" could subject the fund to a U.S. federal income tax or other charge on the proceeds from the sale of its investment in such a company; however, this tax can be avoided by making an election to mark such investments to market annually or to treat the passive foreign investment company as a "qualified electing fund."

A "passive foreign investment company" is any foreign corporation: (i) 75 percent or more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50 percent. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

Sale or redemption of shares. The sale, exchange or redemption of fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise the gain or loss on the sale, exchange or redemption of fund shares will be treated as short-term capital gain or loss. However, if a shareholder sells shares at a loss within six months of purchase, any loss will be disallowed for Federal income tax purposes to the extent of any exempt-interest dividends received on such shares. In addition, any loss (not already disallowed as provided in the preceding sentence) realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of fund shares will be disallowed if other shares of the same fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Shares purchased through tax-qualified plans. Special tax rules apply to investments though defined contribution plans and other tax-qualified plans. Shareholders should consult their tax adviser to determine the suitability of shares of a fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

Backup withholding. The fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to any individual shareholder who fails to furnish the fund with a correct taxpayer identification number (TIN), who has under-reported dividends or interest income, or who fails to certify to the fund that he or she is not subject to such withholding. Pursuant to tax legislation enacted in 2001, the back-up withholding tax rate will be (i) 30% for amounts paid during 2002 and 2003, (ii) 29% for amounts paid during 2004 and 2005, and (iii) 28% for amounts paid during 2006 through 2010. This legislation will expire and the back-up withholding rate will be 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise.

In order for a foreign investor to qualify for exemption from the back-up withholding tax rates and for reduced withholding tax rates under income tax treaties, the foreign investor must comply with special certification and filing requirements. Foreign investors in a fund should consult their tax advisers in this regard.



MANAGEMENT

Trustees
-----------------------------------------------------------------------------------------------------------
Name, Address 1, Date of
Birth, Position(s) Held
with Fund and Length of          Principal
Service as a Putnam Fund     Occupation(s) During        Other Directorships
Trustee 2                       Past 5 Years             Held by Trustee
-----------------------------------------------------------------------------------------------------------
Jameson A. Baxter             President, Baxter          Director of ASHTA Chemicals, Inc., Banta
(9/6/43), Trustee since       Associates, Inc. (a        Corporation (a printing and digital imaging firm),
1994                          management consulting      Intermatic Corporation (manufacturer of energy
                              and private investments    control products) and Ryerson Tull, Inc. (a steel
                              firm).                     service corporation). Advocate Health Care and
                                                         the National Center for Nonprofit Boards.
                                                         Chairman Emeritus of the Board of Trustees,
                                                         Mount Holyoke College.
-----------------------------------------------------------------------------------------------------------

Charles B. Curtis (4/27/40),  President and Chief        Member of the Council on Foreign Relations, the
Trustee since 2001            Operating Officer,         Electric Power Research Institute Advisory
                              Nuclear Threat             Council, the Board of Directors of the
                              Initiative (a private      University of Chicago, the Board of Governors
                              foundation dedicated to    for Argonne National Laboratory, the Board of
                              reducing the threat of     Directors the Environment and Natural Resources
                              weapons of mass            Program Steering Committee, John F. Kennedy School
                              destruction).              of Government, Harvard University.  Until 2001,
                                                         Mr. Curtis was a Member of the Department of
                                                         Defense Policy Board and Director of EG&G
                                                         Technical Services, Inc. (provider of technical
                                                         services to the Department of Defense and  the
                                                         Department of Energy). Prior to February 2002 and
                                                         May 1997, Mr. Curtis was a Director of the Gas
                                                         Technology Institute and Deputy Secretary of
                                                         Energy, respectively.

-----------------------------------------------------------------------------------------------------------
John A. Hill (1/31/42),       Vice-Chairman and          Director of Devon Energy Corporation (formerly
Trustee since 1985 and        Managing Director,         known as Snyder Oil Corporation),
Chairman since 2000           First Reserve              TransMontaigne Oil Company, Continuum Health
                              Corporation (a             Partners of New York, Sarah Lawrence College
                              registered investment      and various private companies owned by First
                              adviser investing in       Reserve Corporation.  Trustee of TH Lee, Putnam
                              companies in the           Investment Trust (a closed-end investment
                              world-wide energy          company).
                              industry on behalf of
                              institutional investors).
-----------------------------------------------------------------------------------------------------------

Ronald J. Jackson             Private investor.          Former Chairman, President and Chief Executive
(12/17/43), Trustee since                                Officer of Fisher-Price, Inc. (a toy
1996                                                     manufacturer). President of the Kathleen and
                                                         Ronald J. Jackson Foundation (charitable trust).
                                                         Member of the Board of Overseers of WGBH (public
                                                         television and radio) and the Peabody Essex
                                                         Museum.
-----------------------------------------------------------------------------------------------------------
Paul L. Joskow (6/30/47),     Elizabeth and James        Director, National Grid Group (a UK based
Trustee since 1997            Killian Professor of       holding company with interests in electric power
                              Economics and Management   and telecommunications networks), and the
                              and Director of the        Whitehead Institute for Biomedical Research (a
                              Center for Energy and      non-profit research institution). President of
                              Environmental Policy       the Yale University Council. Prior to February
                              Research, Massachusetts    2002, March 2000 and September 1998, Dr. Joskow
                              Institute of Technology.   was a Director of State Farm Indemnity Company
                                                         (an automobile insurance company), New England
                                                         Electric System (a public utility holding
                                                         company) and a consultant to National Economic
                                                         Research Associates, respectively.

-----------------------------------------------------------------------------------------------------------
Elizabeth T. Kennan           President Emeritus of      Chairman, Cambus-Kenneth Bloodstock (a
(2/25/38), Trustee since      Mount Holyoke College.     limited liability company involved in
1992                                                     thoroughbred horse breeding and farming),
                                                         Director, Northeast Utilities and Talbots (a
                                                         distributor of women's apparel).  Trustee of
                                                         Centre College.  Prior to September 2000, June
                                                         2000, and November 1999, Dr. Kennan was a
                                                         Director of Chastain Real Estate, Bell Atlantic
                                                         and Kentucky Home Life Insurance, respectively
                                                         and a Trustee of Notre Dame University and Member
                                                         of the Oversight Committee of Folger Shakespeare
                                                         Library.
-----------------------------------------------------------------------------------------------------------
John H. Mullin, III           Chairman and CEO of        Director Alex. Brown Realty, Inc., The Liberty
(6/15/41), Trustee since      Ridgeway Farm (a           Corporation (a company engaged in the
1997                          limited liability          broadcasting industry) and Progress Energy, Inc.
                              company engaged in         (a utility company, formerly known as Carolina
                              timber and farming).       Power & Light).  Prior to October 1997, January
                                                         1998 and May 2001, Mr. Mullin was a Director of
                                                         Dillon, Read and Co. Inc., The Ryland Group, Inc.
                                                         and Graphic Packaging International Corp.,
                                                         respectively.
-----------------------------------------------------------------------------------------------------------
Robert E. Patterson           Senior Partner of Cabot    Chairman of the Joslin Diabetes Center, Trustee
(3/15/45), Trustee since      Properties, LLP and        of SEA Education Association and Director of
1984                          Chairman of Cabot          Brandywine Trust Company (a trust company).
                              Properties, Inc.           Prior to December 2001, Mr. Patterson was
                                                         President and Trustee of Cabot Industrial Trust
                                                         (a publicly traded real estate investment trust).
                                                         Prior to February 1998, he was Executive Vice
                                                         President and Director of Acquisitions of Cabot
                                                         Partners Limited Partnership.
-----------------------------------------------------------------------------------------------------------
W. Thomas Stephens            Until 1999, President      Director of Mail-Well (printing and envelope
(9/2/42), Trustee since       and Chief Executive        company); Qwest Communications (communications
1997                          Officer of MacMillan       company); Xcel Energy Incorporated (public
                              Bloedel Ltd. (a forest     utility company); TransCanada Pipelines, and
                              products and building      Norske Canada, Inc. (paper manufacturer).
                              materials company).
-----------------------------------------------------------------------------------------------------------
W. Nicholas Thorndike         Director of various        Trustee of Northeastern University.  Member of
(3/28/33), Trustee since      corporations and           the Advisory Board of National Grid USA (an
1992                          charitable                 electric company) and Director of Mail-Weill.
                              organizations,             Honorary Trustee of Massachusetts General
                              including Courier          Hospital. Prior to September 2000, April 2000 and
                              Corporation (a book        December 2001, Mr. Thorndike was a Director of
                              manufacturer) and          Bradley Real Estate, Inc., a Trustee of Eastern
                              Providence Journal Co.     Utilities Associates, and a Trustee of Cabot
                              (a newspaper publisher).   Industrial Trust, respectively.  Prior to October
                                                         1999 and July 2001, Mr. Thorndike was CEO of
                                                         MacMillan-Bloedel and Chairman of Mail-Well,
                                                         respectively.
-----------------------------------------------------------------------------------------------------------

*Lawrence J. Lasser           President and Chief        Director of Marsh & McLennan Companies, Inc.
(11/1/42), Trustee since      Executive Officer of       and the United Way of Massachusetts Bay.
1992, Vice President since    Putnam Investments, LLC
1981                          and Putnam Investment
                              Management, LLC.

-----------------------------------------------------------------------------------------------------------
*George Putnam III            President, New Generation  Director of The Boston Family Office, L.L.C.
(8/10/51), Trustee since      Research, Inc. (a          (registered investment advisor); Trustee
1984 and President since      publisher of               of the SEA Education Association, Trustee
2000                          financial advisory and     of St. Mark's School and Shore Country
                              other research services    Day School.
                              relating to bankrupt
                              and distressed companies)
                              and New Generation
                              Advisers, Inc. (a
                              registered investment
                              adviser).
-----------------------------------------------------------------------------------------------------------
*A.J.C. Smith (4/13/34),      Director of Marsh &        Director of Trident Corp. (a limited partnership
Trustee since 1986            McLennan Companies, Inc.   with over 30 institutional investors); Trustee of
                                                         the Carnegie Hall Society, the Educational
                                                         Broadcasting Corporation and the National Museums
                                                         of Scotland; Chairman of the Central Park
                                                         Conservancy; Member of the Board of Overseers of
                                                         the Joan and Sanford I. Weill Graduate School of
                                                         Medical Sciences of Cornell University.  Prior to
                                                         May 2000 and November 1999, Mr. Smith was Chairman
                                                         and CEO, respectively, of Marsh & McLennan
                                                         Companies, Inc.
-----------------------------------------------------------------------------------------------------------

1 The address of each Trustee is One Post Office Square, Boston, MA  02109.  As of December 31, 2001,
  there were 124 Putnam Funds.

2 Each Trustee serves for an indefinite term, until his or her resignation, death or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of
  1940) of the fund, Putnam Management, Putnam Retail Management or Marsh & McLennan Companies, Inc.,
  the parent company of Putnam LLC and its affiliated companies. Messrs. Putnam, III, Lasser and
  Smith are deemed "interested persons" by virtue of their positions as officers or shareholders of the fund or Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc. George Putnam,
  III is the President of your Fund and each of the other Putnam Funds.  Lawrence J. Lasser is the
  President and Chief Executive Officer of Putnam Investments, LLC and Putnam Management. Mr. Lasser and
  Mr. Smith also serve as Directors of Marsh & McClennan Companies, Inc.




Officers

In addition to George Putnam III and Lawrence J. Lasser, the other officers of the fund are shown below:

-----------------------------------------------------------------------------------------------------------
Name, Address 1, Date of
Birth, Position(s) Held       Length of Service with     Principal Occupation(s)
with Fund                     the Putnam Funds           During Past 5 Years
-----------------------------------------------------------------------------------------------------------
Charles E. Porter             Since 1989                 Managing Director, Putnam Investments, LLC
(7/26/38), Executive Vice                                and Putnam Management
President, Treasurer &
Principal Financial Officer
-----------------------------------------------------------------------------------------------------------
Patricia C. Flaherty          Since 1993                 Senior Vice President, Putnam Investments,
(12/1/46), Senior Vice                                   LLC and Putnam Management
President
-----------------------------------------------------------------------------------------------------------
Michael T. Healy              Since 2000                 Managing Director, Putnam Investments, LLC
(1/24/58), Senior Vice
President, Assistant
Treasurer and Principal
Accounting Officer
-----------------------------------------------------------------------------------------------------------
Gordon H. Silver              Since 1990                 Senior Managing Director, Putnam Investments,
(7/3/47), Vice President                                 LLC and Putnam Management
-----------------------------------------------------------------------------------------------------------
Brett C. Browchuk             Since 1995                 Managing Director, Putnam Investments, LLC and
(2/27/63), Vice President                                Putnam Management
-----------------------------------------------------------------------------------------------------------
Ian Ferguson                  Since 1997                 Senior Managing Director, Putnam Investments,
(7/3/57), Vice President                                 LLC and Putnam Management
-----------------------------------------------------------------------------------------------------------
Richard G. Leibovitch         Since 1999                 Managing Director of Putnam Investments, LLC and
(10/31/63), Vice President                               Putnam Management.  Prior to February 1999,
                                                         Managing Director at J.P. Morgan.
-----------------------------------------------------------------------------------------------------------
Richard A. Monaghan           Since 1998                 Managing Director, Putnam Investments, LLC,
(8/25/54), Vice President                                Putnam Management and Putnam Retail Management
-----------------------------------------------------------------------------------------------------------
John R. Verani                Since 1988                 Senior Vice President, Putnam Investments, LLC and
(6/11/39), Vice President                                Putnam Management
-----------------------------------------------------------------------------------------------------------


1 The address of each Officer is One Post Office Square, Boston, MA  02109.

Except as stated above, the principal occupations of the officers and Trustees for the last five years have been with the employers as shown above, although in some cases they have held different positions with such employers.  Certain other officers of Putnam Management are officers of the fund.  See Additional officers in Part I of this SAI.



Committees of the Board of Trustees

Audit and Pricing Committee. The Audit and Pricing Committee provides oversight on matters relating to the preparation of the Funds' financial statements, compliance matters and Code of Ethics issues. This oversight is discharged by regularly meeting with management and the funds' independent auditors and keeping current on industry developments. Duties of this Committee also include the review and evaluation of all matters and relationships pertaining to the funds' independent auditors, including their independence. The members of the Committee include only Trustees who are not "interested persons" of the fund or Putnam Management. Each member of the Committee is "independent" as defined in Sections 303.01(B)(2)(a) and (3) of the listing standards of the New York Stock Exchange and as defined in Section 121(A) of the listing standards of the American Stock Exchange. The Trustees have adopted a written charter for the Committee. The Committee also reviews the funds' policies and procedures for achieving accurate and timely pricing of the funds' shares, including oversight of fair value determinations of individual securities made by Putnam Management or other designated agents of the funds. The Committee oversees compliance by money market funds with Rule 2a-7, interfund transactions pursuant to Rule 17a-7, and the correction of occasional pricing errors. The Committee also receives reports regarding the liquidity of portfolio securities. The Audit and Pricing Committee currently consists of Dr. Joskow, Dr. Kennan, Mr. Stephens (Chairperson) and Mr. Thorndike.

Board Policy and Nominating Committee. The Board Policy and Nominating Committee reviews matters pertaining to the operations of the Board of Trustees and its Committees, the compensation of the Trustees and their staff, and the conduct of legal affairs for the funds. The Committee evaluates and recommends all candidates for election as Trustees and recommends the appointment of members and chairs of each board committee. The Committee also reviews policy matters affecting the operation of the Board and its independent staff and makes recommendations to the Board as appropriate. The Committee consists only of Trustees who are not "interested persons" of your fund or Putnam Management. The Committee also oversees the voting of proxies associated with portfolio investments of The Putnam Funds with the goal of ensuring that these proxies are voted in the best interest of the Funds' shareholders. The Board Policy and Nominating Committee currently consists of Ms. Baxter, Dr. Kennan (Chairperson), Messrs. Hill, Patterson and Thorndike. The Board Policy and Nominating Committee will consider nominees for trustee recommended by shareholders of a fund provided shareholders submit their recommendations by the date disclosed in the fund's proxy statement and provided the shareholders' recommendations otherwise comply with applicable securities laws, including Rule 14a-8 under the Securities Exchange Act of 1934.

Brokerage and Custody Committee. The Brokerage and Custody Committee reviews the policies and procedures of the Funds regarding the execution of portfolio transactions for the Funds, including policies regarding the allocation of brokerage commissions and soft dollar credits. The Committee reviews periodic reports regarding the Funds' activities involving derivative securities. The Committee also reviews and evaluates matters relating to the Funds' custody arrangements. The Committee currently consists of Messrs. Curtis, Jackson (Chairperson), Mullin and Thorndike, Ms. Baxter and Dr. Kennan.

Communication, Service, and Marketing Committee. This Committee examines the quality, cost and levels of services provided to the shareholders of The Putnam Funds. The Committee also reviews communications sent from the Funds to their shareholders, including shareholder reports, prospectuses, newsletters and other materials. In addition, this Committee oversees marketing and sales communications of the Funds' distributor. The Committee currently consists of Messrs. Putnam, III, (Chairperson), Smith, Stephens, Thorndike and Dr. Joskow.

Contract Committee. The Contract Committee reviews and evaluates at least annually all arrangements pertaining to (i) the engagement of Putnam Investment Management and its affiliates to provide services to the Funds, (ii) the expenditure of the Funds' assets for distribution purposes pursuant to the Distribution Plans of the Funds, and (iii) the engagement of other persons to provide material services to the Funds, including in particular those instances where the cost of services is shared between the Funds and Putnam Investment Management and its affiliates or where Putnam Investment Management or its affiliates have a material interest. The Committee recommends to the Trustees such changes in arrangements that it deems appropriate. The Committee also reviews the conversion of Class B shares into Class A shares of the Funds in accordance with procedures approved by the Trustees. After review and evaluation, the Committee recommends to the Trustees the proposed organization of new Fund products, and proposed structural changes to existing Funds. The Committee is comprised exclusively of Independent Trustees. The Committee currently consists of Ms. Baxter (Chairperson) and Messrs. Curtis and Jackson.

Distributions Committee. This Committee oversees all Fund distributions and the management of the Closed-End Funds. In regard to distributions, the Committee approves the amount and timing of distributions paid by all the Funds to the shareholders when the Trustees are not in session. This Committee also meets regularly with representatives of Putnam Investments to review distribution levels and the Funds' distribution policies. Its oversight of the Closed-End Funds includes (i) investment performance, (ii) trading activity, (iii) determinations with respect to sunroof provisions, (iv) disclosure practices, and (v) the use of leverage. The Committee currently consists of Messrs. Jackson, Patterson (Chairperson) and Thorndike and Dr. Joskow.

Executive Committee. The functions of the Executive Committee are twofold. The first is to ensure that the Funds' business may be conducted at times when it is not feasible to convene a meeting of the Trustees or for the Trustees to act by written consent. The Committee may exercise any or all of the power and authority of the Trustees when the Trustees are not in session. The second is to establish annual and ongoing goals, objectives and priorities for the Board of Trustees and to insure coordination of all efforts between the Trustees and Putnam Investments on behalf of the shareholders of the Putnam Funds. The Committee currently consists of Ms. Baxter and Messrs. Hill (Chairman), Jackson, Putnam, III, Stephens and Thorndike.

Investment Oversight Committees. These Committees regularly meet with investment personnel of Putnam Investment Management to review the investment performance and strategies of the Putnam Funds in light of their stated investment objectives and policies. Investment Oversight Committee A currently consist of Messrs. Curtis (Chairperson), Hill, and Lasser and Dr. Kennan. Investment Oversight Committee B currently consists of Dr. Joskow, Ms. Baxter and Mr. Putnam, III. Investment Committee C currently consists of Messrs. Mullin (Chairperson), Jackson and Smith. Investment Oversight Committee D currently consists of Messrs. Thorndike (Chairperson), Patterson and Stephens.


Each Trustee of the fund receives an annual fee and an additional fee for each Trustees' meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings and for special services rendered in that connection. All of the Trustees are Trustees of all the Putnam funds and each receives fees for his or her services. For details of Trustees' fees paid by the fund and information concerning retirement guidelines for the Trustees, see "Charges and expenses" in Part I of this SAI.

The Agreement and Declaration of Trust of the fund provides that the fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the fund, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the fund or that such indemnification would relieve any officer or Trustee of any liability to the fund or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The fund, at its expense, provides liability insurance for the benefit of its Trustees and officers.

Putnam Management and its affiliates

Putnam Management is one of America's oldest and largest money management firms. Putnam Management's staff of experienced portfolio managers and research analysts selects securities and constantly supervises the fund's portfolio. By pooling an investor's money with that of other investors, a greater variety of securities can be purchased than would be the case individually; the resulting diversification helps reduce investment risk. Putnam Management has been managing mutual funds since 1937. As of December 31, 2001, the firm serves as the investment manager for the funds in the Putnam Family, with over $200 billion in assets in nearly 14 million shareholder accounts. An affiliate, The Putnam Advisory Company, LLC, manages domestic and foreign institutional accounts and mutual funds, including the accounts of many Fortune 500 companies. Another affiliate, Putnam Fiduciary Trust Company, provides investment advice to institutional clients under its banking and fiduciary powers. At December 31, 2001, Putnam Management and its affiliates managed over $300 billion in assets, including nearly $16 billion in tax-exempt securities and nearly $74 billion in retirement plan assets.

Putnam Management is a subsidiary of Putnam Management Trust, a Massachusetts business trust owned by Putnam LLC, which is also the parent company of Putnam Retail Management, Putnam Advisory Company, LLC (a wholly-owned subsidiary of The Putnam Advisory Company Trust) and Putnam Fiduciary Trust Company. Putnam LLC is a wholly-owned subsidiary of Putnam Investments Trust, a holding company that, except for a minority stake owned by employees, is owned by Marsh & McLennan Companies, Inc., a publicly-owned holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management.

Trustees and officers of the fund who are also officers of Putnam
Management or its affiliates or who are stockholders of Marsh & McLennan Companies, Inc. will benefit from the advisory fees, sales commissions, distribution fees, custodian fees and transfer agency fees paid or allowed by the fund.

The Management Contract

Under a Management Contract between the fund and Putnam Management, subject to such policies as the Trustees may determine, Putnam Management, at its expense, furnishes continuously an investment program for the fund and makes investment decisions on behalf of the fund. Subject to the control of the Trustees, Putnam Management also manages, supervises and conducts the other affairs and business of the fund, furnishes office space and equipment, provides bookkeeping and clerical services (including determination of the fund's net asset value, but excluding shareholder accounting services) and places all orders for the purchase and sale of the fund's portfolio securities. Putnam Management may place fund portfolio transactions with broker-dealers that furnish Putnam Management, without cost to it, certain research, statistical and quotation services of value to Putnam Management and its affiliates in advising the fund and other clients. In so doing, Putnam Management may cause the fund to pay greater brokerage commissions than it might otherwise pay.

For details of Putnam Management's compensation under the Management Contract, see "Charges and expenses" in Part I of this SAI. Putnam Management's compensation under the Management Contract may be reduced in any year if the fund's expenses exceed the limits on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the fund are qualified for offer or sale. The term "expenses" is defined in the statutes or regulations of such jurisdictions, and generally excludes brokerage commissions, taxes, interest, extraordinary expenses and, if the fund has a distribution plan, payments made under such plan.

Under the Management Contract, Putnam Management may reduce its compensation to the extent that the fund's expenses exceed such lower expense limitation as Putnam Management may, by notice to the fund, declare to be effective. The expenses subject to this limitation are exclusive of brokerage commissions, interest, taxes, deferred organizational and extraordinary expenses and, if the fund has a distribution plan, payments required under such plan. For the purpose of determining any such limitation on Putnam Management's compensation, expenses of the fund shall not reflect the application of commissions or cash management credits that may reduce designated fund expenses. The terms of any expense limitation from time to time in effect are described in the prospectus and/or Part I of this SAI.

In addition to the fee paid to Putnam Management, the fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their assistants who provide certain administrative services for the fund and the other Putnam funds, each of which bears an allocated share of the foregoing costs. The aggregate amount of all such payments and reimbursements is determined annually by the Trustees.

The amount of this reimbursement for the fund's most recent fiscal year is included in "Charges and Expenses" in Part I of this SAI. Putnam Management pays all other salaries of officers of the fund. The fund pays all expenses not assumed by Putnam Management including, without limitation, auditing, legal, custodial, investor servicing and shareholder reporting expenses. The fund pays the cost of typesetting for its prospectuses and the cost of printing and mailing any prospectuses sent to its shareholders. Putnam Retail Management pays the cost of printing and distributing all other prospectuses.

The Management Contract provides that Putnam Management shall not be subject to any liability to the fund or to any shareholder of the fund for any act or omission in the course of or connected with rendering services to the fund in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties on the part of Putnam Management.

The Management Contract may be terminated without penalty by vote of the Trustees or the shareholders of the fund, or by Putnam Management, on 30 days' written notice. It may be amended only by a vote of the shareholders of the fund. The Management Contract also terminates without payment of any penalty in the event of its assignment. The Management Contract provides that it will continue in effect only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders, and, in either case, by a majority of the Trustees who are not "interested persons" of Putnam Management or the fund. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a "majority of the outstanding voting securities" as defined in the Investment Company Act of 1940.

In considering the Management Contract, the Trustees consider numerous factors they believe to be relevant, including the advisor's research and decision-making processes, the methods adopted to assure compliance with the fund's investment objectives, policies and restrictions; the level of research required to select the securities appropriate for investment by the fund; the education, experience and number of advisory personnel; the level of skill and effort required to manage the fund; the value of services provided by the advisor; the economies and diseconomies of scale reflected in the management fee; the advisor's profitability; the financial condition and stability of the advisor; the advisor's trade allocation methods; the standards and performance in seeking best execution; allocation for brokerage and research and use of soft dollars; the fund's total return performance compared with its peers. Putnam has established several management fee categories to fit the particular characteristics of different types of funds.

The nature and complexity of international and global funds generally makes these funds more research intensive than funds that invest mainly in U.S. companies, due to the greater difficulty of obtaining information regarding the companies in which the fund invests, and the governmental, economic and market conditions of the various countries outside of the U.S. In addition, trade execution and settlement may be more costly than in the U.S.

Conversely, the research intensity for a U.S. money market or bond fund is typically less than for a international or global fund or a U.S. equity fund due to the more ready availability of information regarding the issuer, the security, the accessibility of the trading market and the typically lower trading and execution costs. See "Portfolio Transactions - Brokerage and Research Services."

Portfolio Transactions

Investment decisions. Investment decisions for the fund and for the other investment advisory clients of Putnam Management and its affiliates are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in Putnam Management's opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

Brokerage and research services. Transactions on U.S. stock exchanges, commodities markets and futures markets and other agency transactions involve the payment by the fund of negotiated brokerage commissions. Such commissions vary among different brokers. A particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign investments often involve the payment of fixed brokerage commissions, which may be higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. It is anticipated that most purchases and sales of securities by funds investing primarily in tax-exempt securities and certain other fixed-income securities will be with the issuer or with underwriters of or dealers in those securities, acting as principal. Accordingly, those funds would not ordinarily pay significant brokerage commissions with respect to securities transactions. See "Charges and expenses" in Part I of this SAI for information concerning commissions paid by the fund.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive brokerage and research services (as defined in the Securities Exchange Act of 1934, as amended (the "1934 Act")) from broker-dealers that execute portfolio transactions for the clients of such advisers and from third parties with which such broker-dealers have arrangements. Consistent with this practice, Putnam Management receives brokerage and research services and other similar services from many broker-dealers with which Putnam Management places the fund's portfolio transactions and from third parties with which these broker-dealers have arrangements. These services include such matters as economic analysis, investment research and database services, industry and company reviews, evaluations of investments, recommendations as to the purchase and sale of investments, performance measurement services, subscriptions, pricing services, quotation services, news services and computer equipment (investment-related hardware and software) utilized by Putnam Management's managers and analysts. Where the services referred to above are used by Putnam Management not exclusively for research purposes, Putnam Management, based upon its own allocations of expected use, bears that portion of the cost of these services which directly relates to their non-research use. Some of these services are of value to Putnam Management and its affiliates in advising various of their clients (including the fund), although not all of these services are necessarily useful and of value in managing the fund. The management fee paid by the fund is not reduced because Putnam Management and its affiliates receive these services even though Putnam Management might otherwise be required to purchase some of these services for cash.

Putnam Management places all orders for the purchase and sale of portfolio investments for the fund and buys and sells investments for the fund through a substantial number of brokers and dealers. In so doing, Putnam Management uses its best efforts to obtain for the fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, Putnam Management, having in mind the fund's best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security or other investment, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.

As permitted by Section 28(e) of the 1934 Act, and by the Management Contract, Putnam Management may cause the fund to pay a broker-dealer which provides "brokerage and research services" (as defined in the 1934
Act) to Putnam Management an amount of disclosed commission for effecting securities transactions on stock exchanges and other transactions for the fund on an agency basis in excess of the commission which another broker-dealer would have charged for effecting that transaction. Putnam Management's authority to cause the fund to pay any such greater commissions is subject to such policies as the Trustees may adopt from time to time. Putnam Management does not currently intend to cause the fund to make such payments. It is the position of the staff of the Securities and Exchange Commission that Section 28(e) does not apply to the payment of such greater commissions in "principal" transactions. Accordingly Putnam Management will use its best effort to obtain the most favorable price and execution available with respect to such transactions, as described above.

The Management Contract provides that commissions, fees, brokerage or similar payments received by Putnam Management or an affiliate in connection with the purchase and sale of portfolio investments of the fund, less any direct expenses approved by the Trustees, shall be recaptured by the fund through a reduction of the fee payable by the fund under the Management Contract. Putnam Management seeks to recapture for the fund soliciting dealer fees on the tender of the fund's portfolio securities in tender or exchange offers. Any such fees which may be recaptured are likely to be minor in amount.

Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc. and subject to seeking the most favorable price and execution available and such other policies as the Trustees may determine, Putnam Management may consider sales of shares of the fund (and, if permitted by law, of the other Putnam funds) as a factor in the selection of broker-dealers to execute portfolio transactions for the fund.

Principal Underwriter

Putnam Retail Management is the principal underwriter of shares of the fund and the other continuously offered Putnam funds. Putnam Retail Management is not obligated to sell any specific amount of shares of the fund and will purchase shares for resale only against orders for shares. See "Charges and expenses" in Part I of this SAI for information on sales charges and other payments received by Putnam Retail Management.

Personal Investments by Employees of Putnam Management and Putnam Retail Management and Officers and Trustees of the Fund

Employees of Putnam Management and Putnam Retail Management and officers and Trustees of the fund are subject to significant restrictions on engaging in personal securities transactions. These restrictions are set forth in the Codes of Ethics adopted by Putnam Management and Putnam Retail Management (The Putnam Investments' Code of Ethics) and by the fund (the Putnam Funds' Code of Ethics). The Putnam Investments' Code of Ethics and the Putnam Funds' Code of Ethics, in accordance with Rule 17j-1 of the Investment Company Act of 1940, as amended, contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the fund.

The Putnam Investments' Code of Ethics does not prohibit personnel from investing in securities that may be purchased or held by the fund. However, the Putnam Investments' Code, consistent with standards recommended by the Investment Company Institute's Advisory Group on Personal Investing and requirements established by Rule 17j-1, among other things, prohibits personal securities investments without pre-clearance, imposes time periods during which personal transactions may not be made in certain securities by employees with access to investment information, and requires the timely submission of broker confirmations and quarterly reporting of personal securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process.

The Putnam Funds' Code of Ethics incorporates and applies the restrictions of Putnam Investments' Code of Ethics to officers and Trustees of the fund who are affiliated with Putnam Investments. The Putnam Funds' Code does not prohibit unaffiliated officers and Trustees from investing in securities that may be held by the fund; however, the Putnam Funds' Code regulates the personal securities transactions of unaffiliated Trustees of the fund, including limiting the time periods during which they may personally buy and sell certain securities and requiring them to submit quarterly reports of personal securities transactions.

The fund's Trustees, in compliance with Rule 17j-1, approved Putnam Investments' and the Putnam Funds' Codes of Ethics and are required to approve any material changes to these Codes. The Trustees also provide continued oversight of personal investment policies and annually evaluate the implementation and effectiveness of the Codes of Ethics.

Investor Servicing Agent and Custodian

Putnam Investor Services, a division of Putnam Fiduciary Trust Company ("PFTC"), is the fund's investor servicing agent (transfer, plan and dividend disbursing agent), for which it receives fees that are paid monthly by the fund as an expense of all its shareholders. The fee paid to Putnam Investor Services is determined on the basis of the number of shareholder accounts, the number of transactions and the assets of the fund. Putnam Investor Services has won the DALBAR Service Award eleven times in the past twelve years. In 1997, 1998, 2000 and 2001, Putnam was the only company to win all three DALBAR Awards: for service to investors, to financial advisors, and to variable annuity contract holders. DALBAR, Inc. an independent research firm, presents the awards to financial services firms that provide consistently excellent service.

PFTC is the custodian of the fund's assets. In carrying out its duties under its custodian contract, PFTC may employ one or more subcustodians whose responsibilities include safeguarding and controlling the fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the fund's investments. PFTC and any subcustodians employed by it have a lien on the securities of the fund (to the extent permitted by the fund's investment restrictions) to secure charges and any advances made by such subcustodians at the end of any day for the purpose of paying for securities purchased by the fund. The fund expects that such advances will exist only in unusual circumstances. Neither PFTC nor any subcustodian determines the investment policies of the fund or decides which securities the fund will buy or sell. PFTC pays the fees and other charges of any subcustodians employed by it. The fund may from time to time pay custodial expenses in full or in part through the placement by Putnam Management of the fund's portfolio transactions with the subcustodians or with a third-party broker having an agreement with the subcustodians. The fund pays PFTC an annual fee based on the fund's assets, securities transactions and securities holdings and reimburses PFTC for certain out-of-pocket expenses incurred by it or any subcustodian employed by it in performing custodial services.

See "Charges and expenses" in Part I of this SAI for information on fees and reimbursements for investor servicing and custody received by PFTC. The fees may be reduced by credits allowed by PFTC.


DETERMINATION OF NET ASSET VALUE

The fund determines the net asset value per share of each class of shares once each day the New York Stock Exchange (the "Exchange") is open. Currently, the Exchange is closed Saturdays, Sundays and the following holidays: New Year's Day, Rev. Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, the Fourth of July, Labor Day, Thanksgiving and Christmas. The fund determines net asset value as of the close of regular trading on the Exchange, currently 4:00 p.m. However, equity options held by the fund are priced as of the close of trading at 4:10 p.m., and futures contracts on U.S. government and other fixed-income securities and index options held by the fund are priced as of their close of trading at 4:15 p.m.

Securities for which market quotations are readily available are valued at prices which, in the opinion of Putnam Management, most nearly represent the market values of such securities. Currently, such prices are determined using the last reported sale price or, if no sales are reported (as in the case of some securities traded over-the-counter), the last reported bid price, except that certain securities are valued at the mean between the last reported bid and asked prices. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets are valued at their fair value following procedures approved by the Trustees. Liabilities are deducted from the total, and the resulting amount is divided by the number of shares of the class outstanding.

Reliable market quotations are not considered to be readily available for long-term corporate bonds and notes, certain preferred stocks, tax-exempt securities, and certain foreign securities. These investments are valued at fair value on the basis of valuations furnished by pricing services, which determine valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

If any securities held by the fund are restricted as to resale, Putnam Management determines their fair value following procedures approved by the Trustees. The fair value of such securities is generally determined as the amount which the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the fund in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class, the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the Exchange. The values of these securities used in determining the net asset value of the fund's shares are computed in their local currencies as of such times. Currency exchange rates are normally determined at the close of trading in London, England (11:00 a.m., New York time). Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds, U.S. government securities and tax-exempt securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between the time of the determination of value and the close of the Exchange which will not be reflected in the computation of the fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value following procedures approved by the Trustees. In addition, securities held by some of the funds may be traded in foreign markets that are open for business on days that the fund is not, and the trading of such securities on those days may have an impact on the value of a shareholder's investment at a time when the shareholder cannot buy and sell shares of the fund.

Money market funds generally value their portfolio securities at amortized cost according to Rule 2a-7 under the Investment Company Act of 1940.

HOW TO BUY SHARES

Each prospectus describes briefly how investors may buy shares of the fund and identifies the share classes offered by that prospectus. Because of these different sales charges and expenses, the investment performance of the classes will vary. For more information, including your eligibility to purchase certain classes of shares, contact your investment dealer or Putnam Retail Management (at 1-800-225-1581).This section of the SAI contains more information on how to buy shares and the features of all share classes offered by Putnam funds. These features include the sales charges and contingent deferred sales charges (CDSCs) payable by investors, the conditions under which those charges may be reduced, and the sales charges, commissions and other amounts payable by Putnam Retail Management to investment dealers. As set forth under the following sub-headings of this section, some features apply to all classes, while others apply only to certain classes:

* General Information describes how to buy shares, identifies the classes, describes ways of reducing sales charges that apply to all classes and describes certain payments to investment dealers.

* Additional Information about Class A and Class M Shares describes the allocation of initial sales charges between Putnam Retail Management and investment dealers, ways of reducing those sales charges, the CDSC payable by purchasers of $1 million or more of class A shares and the commissions on those purchases payable by Putnam Retail Management to investment dealers.

* Additional Information about Class B and Class C Shares describes the commissions payable by Putnam Retail Management to investment dealers.

General Information

The fund is currently making a continuous offering of its shares. The fund receives the entire net asset value of shares sold. The fund will accept unconditional orders for shares to be executed at the public offering price based on the net asset value per share next determined after the order is placed. In the case of class A shares and class M shares, the public offering price is the net asset value plus the applicable sales charge, if any. No sales charge is included in the public offering price of other classes of shares. In the case of orders for purchase of shares placed through dealers, the public offering price will be based on the net asset value determined on the day the order is placed, but only if the dealer receives the order before the close of regular trading on the Exchange. If the dealer receives the order after the close of the Exchange, the price will be based on the net asset value next determined. If funds for the purchase of shares are sent directly to Putnam Investor Services, they will be invested at the public offering price based on the net asset value next determined after receipt. Payment for shares of the fund must be in U.S. dollars; if made by check, the check must be drawn on a U.S. bank.

Initial and subsequent purchases must satisfy the minimums stated in the prospectus, except that (i) individual investments under certain employee benefit plans or Tax Qualified Retirement Plans may be lower,
(ii) persons who are already shareholders may make additional purchases of $50 or more by sending funds directly to Putnam Investor Services (see "Your investing account" below), and (iii) for investors participating in systematic investment plans and military allotment plans, the initial and subsequent purchases must be $25 or more. Information about these plans is available from investment dealers or from Putnam Retail Management.

As a convenience to investors, shares may be purchased through a systematic investment plan. Pre-authorized monthly bank drafts for a fixed amount (at least $25) are used to purchase fund shares at the applicable public offering price next determined after Putnam Retail Management receives the proceeds from the draft. A shareholder may choose any day of the month (except the 29th, 30th or 31st) or if the date falls on a weekend or holiday, the draft will be processed on the next business day. Further information and application forms are available from investment dealers or from Putnam Retail Management.

Except for funds that declare a distribution daily, distributions to be reinvested are reinvested without a sales charge in shares of the same class as of the ex-dividend date using the net asset value determined on that date, and are credited to a shareholder's account on the payment date. Dividends for Putnam money market funds are credited to a shareholder's account on the payment date. Distributions for all other funds that declare a distribution daily are reinvested without a sales charge as of the last day of the period for which distributions are paid using the net asset value determined on that date, and are credited to a shareholder's account on the payment date.

Payment in securities. In addition to cash, the fund may accept securities as payment for fund shares at the applicable net asset value. Generally, the fund will only consider accepting securities to increase its holdings in a portfolio security, or if Putnam Management determines that the offered securities are a suitable investment for the fund and in a sufficient amount for efficient management.

While no minimum has been established, it is expected that the fund would not accept securities with a value of less than $100,000 per issue as payment for shares. The fund may reject in whole or in part any or all offers to pay for purchases of fund shares with securities, may require partial payment in cash for such purchases to provide funds for applicable sales charges, and may discontinue accepting securities as payment for fund shares at any time without notice. The fund will value accepted securities in the manner described in the section "Determination of Net Asset Value" for valuing shares of the fund. The fund will only accept securities which are delivered in proper form.
The fund will not accept options or restricted securities as payment for shares. The acceptance of securities by certain funds in exchange for fund shares is subject to additional requirements. For federal income tax purposes, a purchase of fund shares with securities will be treated as a sale or exchange of such securities on which the investor will generally realize a taxable gain or loss. The processing of a purchase of fund shares with securities involves certain delays while the fund considers the suitability of such securities and while other requirements are satisfied. For information regarding procedures for payment in securities, contact Putnam Retail Management. Investors should not send securities to the fund except when authorized to do so and in accordance with specific instructions received from Putnam Retail Management.

Class A shares and class M shares are generally sold with a sales charge payable at the time of purchase (except for class A shares and class M shares of money market funds). As used in this SAI and unless the context requires otherwise, the term "class A shares" includes shares of funds that offer only one class of shares. The prospectus contains a table of applicable sales charges.

Class B shares and class C shares are sold subject to a CDSC payable upon redemption within a specified period after purchase. The prospectus contains a table of applicable CDSCs.

Class B shares will automatically convert into class A shares no later than the end of the month eight years after the purchase date, and may, in the discretion of the Trustees, convert to class A shares earlier. Class B shares acquired by exchanging class B shares of another Putnam fund will convert into class A shares based on the time of the initial purchase. Class B shares acquired through reinvestment of distributions will convert into Class A shares based on the date of the initial purchase to which such shares relate. For this purpose, class B shares acquired through reinvestment of distributions will be attributed to particular purchases of class B shares in accordance with such procedures as the Trustees may determine from time to time. The conversion of class B shares to class A shares is subject to the condition that such conversions will not constitute taxable events for Federal tax purposes.

Class T shares are sold at net asset value without a sales charge or CDSC. See the prospectus that offers class T shares for more information.

Class Y shares, which are not subject to sales charges or a CDSC, are available only to certain defined contribution plans, college savings plans, bank trust departments and trust companies. See the prospectus that offers class Y shares for more information.

Sales without sales charges or contingent deferred sales charges. The fund may sell shares without a sales charge or CDSC to:

(i) current and former Trustees of the fund, their family members, business and personal associates; current and former employees of Putnam Management and certain corporate affiliates, their family members, business and personal associates; employee benefit plans for the foregoing; and partnerships, trusts or other entities in which any of the foregoing has a substantial interest;

(ii) employer-sponsored retirement plans, for the repurchase of shares in connection with repayment of plan loans made to plan participants (if the sum loaned was obtained by redeeming shares of a Putnam fund sold with a sales charge) (not offered by tax-exempt funds);

(iii) clients of administrators of tax-qualified employer-sponsored retirement plans which have entered into agreements with Putnam Retail Management (not offered by tax-exempt funds);

(iv) registered representatives and other employees of broker-dealers having sales agreements with Putnam Retail Management; employees of financial institutions having sales agreements with Putnam Retail Management or otherwise having an arrangement with any such broker-dealer or financial institution with respect to sales of fund shares; and their family members (Putnam Retail Management is regarded as the dealer of record for all such accounts);

(v) investors meeting certain requirements who sold shares of certain Putnam closed-end funds pursuant to a tender offer by such closed-end fund;

(vi) a trust department of any financial institution purchasing shares of the fund in its capacity as trustee of any trust (other than a tax-qualified retirement plan trust), through an arrangement approved by Putnam Retail Management, if the value of the shares of the fund and other Putnam funds purchased or held by all such trusts exceeds $1 million in the aggregate; and

(vii) "wrap accounts" maintained for clients of broker-dealers, financial institutions or financial intermediaries who have entered into agreements with Putnam Retail Management with respect to such accounts, which in all cases shall be subject to a wrap fee economically comparable to a sales charge. Fund shares offered pursuant to this waiver may not be advertised as "no load," or otherwise offered for sale at NAV without a wrap fee.

The fund may issue its shares at net asset value without an initial sales charge or a CDSC in connection with the acquisition of substantially all of the securities owned by other investment companies or personal holding companies. The CDSC will be waived on redemptions to pay premiums for insurance under Putnam's insured investor program.

Investors who set up an Systematic Withdrawal Plan ("SWP") for a share account (see "Plans available to shareholders -- Systematic Withdrawal Plan") may withdraw through the SWP up to 12% of the net asset value of the account (calculated as set forth below) each year without incurring any CDSC. Shares not subject to a CDSC (such as shares representing reinvestment of distributions) will be redeemed first and will count toward the 12% limitation. If there are insufficient shares not subject to a CDSC, shares subject to the lowest CDSC liability will be redeemed next until the 12% limit is reached. The 12% figure is calculated on a pro rata basis at the time of the first payment made pursuant to an SWP and recalculated thereafter on a pro rata basis at the time of each SWP payment. Therefore, shareholders who have chosen an SWP based on a percentage of the net asset value of their account of up to 12% will be able to receive SWP payments without incurring a CDSC. However, shareholders who have chosen a specific dollar amount (for example, $100 per month from the fund that pays income distributions monthly) for their periodic SWP payment should be aware that the amount of that payment not subject to a CDSC may vary over time depending on the net asset value of their account. For example, if the net asset value of the account is $10,000 at the time of payment, the shareholder will receive $100 free of the CDSC (12% of $10,000 divided by 12 monthly payments). However, if at the time of the next payment the net asset value of the account has fallen to $9,400, the shareholder will receive $94 free of any CDSC (12% of $9,400 divided by 12 monthly payments) and $6 subject to the lowest applicable CDSC. This SWP privilege may be revised or terminated at any time.

No CDSC is imposed on the redemption of shares of any class subject to a CDSC to the extent that the shares redeemed (i) are no longer subject to the holding period therefor, (ii) resulted from reinvestment of distributions, or (iii) were exchanged for shares of another Putnam fund, provided that the shares acquired in such exchange or subsequent exchanges (including shares of a Putnam money market fund) will continue to remain subject to the CDSC, if applicable, until the applicable holding period expires. In determining whether the CDSC applies to each redemption, shares not subject to a CDSC are redeemed first.

The fund will waive any CDSC on redemptions, in the case of individual, joint or Uniform Transfers to Minors Act accounts, in the event of death or post-purchase disability of a shareholder, for the purpose of paying benefits pursuant to tax-qualified retirement plans ("Benefit Payments"), or, in the case of living trust accounts, in the event of the death or post-purchase disability of the settlor of the trust. Benefit Payments currently include, without limitation, (1) distributions from an IRA due to death or disability, (2) a return of excess contributions to an IRA or 401(k) plan, and (3) distributions from retirement plans qualified under Section 401(a) of the Code or from a 403(b) plan due to death, disability, retirement or separation from service. These waivers may be changed at any time.

A redemption fee will not be imposed in cases of shareholder death or disability or other circumstances in which the fund would waive a CDSC as stated above.

Payments to dealers. Putnam Retail Management may, at its expense, pay concessions in addition to the payments disclosed in the prospectus to dealers that satisfy certain criteria established from time to time by Putnam Retail Management relating to increasing net sales of shares of the Putnam funds over prior periods, and certain other factors.

Additional Information About Class A and Class M Shares

The underwriter's commission is the sales charge shown in the prospectus less any applicable dealer discount. Putnam Retail Management will give dealers ten days' notice of any changes in the dealer discount. Putnam Retail Management retains the entire sales charge on any retail sales made by it.

Putnam Retail Management offers several plans by which an investor may obtain reduced sales charges on purchases of class A shares and class M shares. The variations in sales charges reflect the varying efforts required to sell shares to separate categories of purchasers. These plans may be altered or discontinued at any time.

The public offering price of class A and class M shares is the net asset value plus a sales charge that varies depending on the size of your purchase. The fund receives the net asset value. The sales charge is allocated between your investment dealer and Putnam Retail Management as shown in the following table, except when Putnam Retail Management, in its discretion, allocates the entire amount to your investment dealer.


For Growth Funds, Growth and Income Funds and Asset Allocation Funds only:

                                        CLASS A                       CLASS M
                                           Amount of                     Amount of
                          Sales charge   sales charge   Sales charge   sales charge
                              as a        reallowed to      as a        reallowed to
                            percentage   dealers as a    percentage     dealers as a
Amount of transaction      of offering    percentage of  of offering   percentage of
at offering price ($)         price      offering price     price      offering price
-------------------------------------------------------------------------------------
Under 50,000                  5.75%          5.00%          3.50%          3.00%
50,000 but under 100,000      4.50           3.75           2.50           2.00
100,000 but under 250,000     3.50           2.75           1.50           1.00
250,000 but under 500,000     2.50           2.00           1.00           1.00
500,000 but under 1,000,000   2.00           1.75           NONE           NONE
1,000,000 and above           NONE           NONE           NONE           NONE
-------------------------------------------------------------------------------------



For Income Funds only (except for Putnam Intermediate U.S. Government
Income Fund and Putnam Preferred Income Fund):

                                        CLASS A                       CLASS M
                                           Amount of                     Amount of
                          Sales charge   sales charge   Sales charge   sales charge
                              as a        reallowed to      as a        reallowed to
                            percentage   dealers as a    percentage     dealers as a
Amount of transaction      of offering    percentage of  of offering   percentage of
at offering price ($)         price      offering price     price      offering price
-------------------------------------------------------------------------------------
Under 50,000                  4.75%          4.25%          3.25%          3.00%
50,000 but under 100,000      4.50           4.00           2.25           2.00
100,000 but under 250,000     3.50           3.00           1.50           1.25
250,000 but under 500,000     2.50           2.25           1.00           1.00
500,000 but under 1,000,000   2.00           1.75           NONE           NONE
1,000,000 and above           NONE           NONE           NONE           NONE
-------------------------------------------------------------------------------------




For Putnam Intermediate U.S. Government Income Fund and Putnam Preferred
Income Fund only:

                                        CLASS A                       CLASS M
                                           Amount of                     Amount of
                          Sales charge   sales charge   Sales charge   sales charge
                              as a        reallowed to      as a        reallowed to
                            percentage   dealers as a    percentage     dealers as a
Amount of transaction      of offering    percentage of  of offering   percentage of
at offering price ($)         price      offering price     price      offering price
-------------------------------------------------------------------------------------
Under 100,000                 3.25%          3.00%          2.00%          1.80%
100,000 but under 250,000     2.50           2.25           1.50           1.30
250,000 but under 500,000     2.00           1.75           1.00           1.00
500,000 but under 1,000,000   1.50           1.25           NONE           NONE
1,000,000 and above           NONE           NONE           NONE           NONE
-------------------------------------------------------------------------------------




For Tax Free Funds only:

                                        CLASS A                       CLASS M
                                           Amount of                     Amount of
                          Sales charge   sales charge   Sales charge   sales charge
                              as a        reallowed to      as a        reallowed to
                            percentage   dealers as a    percentage     dealers as a
Amount of transaction      of offering    percentage of  of offering   percentage of
at offering price ($)         price      offering price     price      offering price
-------------------------------------------------------------------------------------
Under 25,000                  4.75%          4.50%          3.25%          3.00%
25,000 but under 50,000       4.50           4.25           3.25           3.00
50,000 but under 100,000      4.50           4.25           2.25           2.00
100,000 but under 250,000     3.75           3.50           1.50           1.25
250,000 but under 500,000     3.00           2.75           1.00           1.00
500,000 but under 1,000,000   2.00           1.85           NONE           NONE
1,000,000 and above           NONE           NONE           NONE           NONE
-------------------------------------------------------------------------------------



Combined purchase privilege. The following persons may qualify for the sales charge reductions or eliminations shown in the prospectus by combining into a single transaction the purchase of class A shares or class M shares with other purchases of any class of shares:

(i) an individual, or a "company" as defined in Section 2(a)(8) of the Investment Company Act of 1940 (which includes corporations which are corporate affiliates of each other);

(ii) an individual, his or her spouse and their children under twenty-one, purchasing for his, her or their own account;

(iii) a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account (including a pension, profit-sharing, or other employee benefit trust created pursuant to a plan qualified under
Section 401 of the Internal Revenue Code of 1986, as amended (the
"Code"));

(iv) tax-exempt organizations qualifying under Section 501(c)(3) of the Internal Revenue Code (not including tax-exempt organizations qualifying under Section 403(b)(7) (a "403(b) plan") of the Code; and

(v) employee benefit plans of a single employer or of affiliated employers, other than 403(b) plans.

A combined purchase currently may also include shares of any class of other continuously offered Putnam funds (other than money market funds) purchased at the same time through a single investment dealer, if the dealer places the order for such shares directly with Putnam Retail Management.

Cumulative quantity discount (right of accumulation). A purchaser of class A shares or class M shares may qualify for a cumulative quantity discount by combining a current purchase (or combined purchases as described above) with certain other shares of any class of Putnam funds already owned. The applicable sales charge is based on the total of:

(i) the investor's current purchase; and

(ii) the maximum public offering price (at the close of business on the previous day) of:

(a) all shares held by the investor in all of the Putnam funds (except money market funds); and

(b) any shares of money market funds acquired by exchange from other Putnam funds; and

(iii) the maximum public offering price of all shares described in paragraph (ii) owned by another shareholder eligible to participate with the investor in a "combined purchase" (see above).

To qualify for the combined purchase privilege or to obtain the cumulative quantity discount on a purchase through an investment dealer, when each purchase is made the investor or dealer must provide Putnam Retail Management with sufficient information to verify that the purchase qualifies for the privilege or discount. The shareholder must furnish this information to Putnam Investor Services when making direct cash investments.

Statement of Intention. Investors may also obtain the reduced sales charges for class A shares or class M shares shown in the prospectus for investments of a particular amount by means of a written Statement of Intention, which expresses the investor's intention to invest that amount (including certain "credits," as described below) within a period of 13 months in shares of any class of the fund or any other continuously offered Putnam fund (excluding money market funds). Each purchase of class A shares or class M shares under a Statement of Intention will be made at the public offering price applicable at the time of such purchase to a single transaction of the total dollar amount indicated in the Statement of Intention. A Statement of Intention may include purchases of shares made not more than 90 days prior to the date that an investor signs a Statement; however, the 13-month period during which the Statement of Intention is in effect will begin on the date of the earliest purchase to be included.

An investor may receive a credit toward the amount indicated in the Statement of Intention equal to the maximum public offering price as of the close of business on the previous day of all shares he or she owns on the date of the Statement of Intention which are eligible for purchase under a Statement of Intention (plus any shares of money market funds acquired by exchange of such eligible shares). Investors do not receive credit for shares purchased by the reinvestment of distributions. Investors qualifying for the "combined purchase privilege" (see above) may purchase shares under a single Statement of Intention.

The Statement of Intention is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Statement of Intention is 5% of such amount, and must be invested immediately. Class A shares or class M shares purchased with the first 5% of such amount will be held in escrow to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased. When the full amount indicated has been purchased, the escrow will be released. If an investor desires to redeem escrowed shares before the full amount has been purchased, the shares will be released from escrow only if the investor pays the sales charge that, without regard to the Statement of Intention, would apply to the total investment made to date.

To the extent that an investor purchases more than the dollar amount indicated on the Statement of Intention and qualifies for a further reduced sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period, upon recovery from the investor's dealer of its portion of the sales charge adjustment. Once received from the dealer, which may take a period of time or may never occur, the sales charge adjustment will be used to purchase additional shares at the then current offering price applicable to the actual amount of the aggregate purchases. These additional shares will not be considered as part of the total investment for the purpose of determining the applicable sales charge pursuant to the Statement of Intention. No sales charge adjustment will be made unless and until the investor's dealer returns any excess commissions previously received.

To the extent that an investor purchases less than the dollar amount indicated on the Statement of Intention within the 13-month period, the sales charge will be adjusted upward for the entire amount purchased at the end of the 13-month period. This adjustment will be made by redeeming shares from the account to cover the additional sales charge, the proceeds of which will be paid to the investor's dealer and Putnam Retail Management in accordance with the prospectus. If the account exceeds an amount that would otherwise qualify for a reduced sales charge, that reduced sales charge will be applied.

Statements of Intention are not available for certain employee benefit plans.

Statement of Intention forms may be obtained from Putnam Retail
Management or from investment dealers. Interested investors should read the Statement of Intention carefully.

Group purchases of class A and class M shares. Members of qualified groups may purchase class A shares of the fund at a group sales charge rate of 4.50% of the public offering price (4.71% of the net amount invested). The dealer discount on such sales is 3.75% of the offering price. Members of qualified groups may also purchase class M shares at net asset value.

To receive the class A or class M group rate, group members must purchase shares through a single investment dealer designated by the group. The designated dealer must transmit each member's initial purchase to Putnam Retail Management, together with payment and completed application forms. After the initial purchase, a member may send funds for the purchase of shares directly to Putnam Investor Services. Purchases of shares are made at the public offering price based on the net asset value next determined after Putnam Retail Management or Putnam Investor Services receives payment for the shares. The minimum investment requirements described above apply to purchases by any group member. Only shares purchased under the class A group discount are included in calculating the purchased amount for the purposes of these requirements.

Qualified groups include the employees of a corporation or a sole proprietorship, members and employees of a partnership or association, or other organized groups of persons (the members of which may include other qualified groups) provided that: (i) the group has at least 25 members of which, with respect to the class A discount only, at least 10 members participate in the initial purchase; (ii) the group has been in existence for at least six months; (iii) the group has some purpose in addition to the purchase of investment company shares at a reduced sales charge; (iv) the group's sole organizational nexus or connection is not that the members are credit card holders of a company, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or security holders of a company; (v) with respect to the class A discount only, the group agrees to provide its designated investment dealer access to the group's membership by means of written communication or direct presentation to the membership at a meeting on not less frequently than an annual basis; (vi) the group or its investment dealer will provide annual certification in form satisfactory to Putnam Investor Services that the group then has at least 25 members and, with respect to the class A discount only, that at least ten members participated in group purchases during the immediately preceding 12 calendar months; and (vii) the group or its investment dealer will provide periodic certification in form satisfactory to Putnam Investor Services as to the eligibility of the purchasing members of the group.

Members of a qualified group include: (i) any group which meets the requirements stated above and which is a constituent member of a qualified group; (ii) any individual purchasing for his or her own account who is carried on the records of the group or on the records of any constituent member of the group as being a good standing employee, partner, member or person of like status of the group or constituent member; or (iii) any fiduciary purchasing shares for the account of a member of a qualified group or a member's beneficiary. For example, a qualified group could consist of a trade association which would have as its members individuals, sole proprietors, partnerships and corporations. The members of the group would then consist of the individuals, the sole proprietors and their employees, the members of the partnerships and their employees, and the corporations and their employees, as well as the trustees of employee benefit trusts acquiring class A shares for the benefit of any of the foregoing.

A member of a qualified group may, depending upon the value of class A shares of the fund owned or proposed to be purchased by the member, be entitled to purchase class A shares of the fund at non-group sales charge rates shown in the prospectus which may be lower than the group sales charge rate, if the member qualifies as a person entitled to reduced non-group sales charges. Such a group member will be entitled to purchase at the lower rate if, at the time of purchase, the member or his or her investment dealer furnishes sufficient information for Putnam Retail Management or Putnam Investor Services to verify that the purchase qualifies for the lower rate.

Interested groups should contact their investment dealer or Putnam Retail Management. The fund reserves the right to revise the terms of or to suspend or discontinue group sales at any time.

Purchases of $1 million or more of Class A shares. Purchases of class A shares of $1 million or more are not subject to an initial sales charge, but may be subject to a CDSC, as described below, unless the dealer of record has, with Putnam Retail Management's approval, waived its commission or agreed to refund its commission to Putnam Retail
Management if a CDSC would otherwise apply.

* For a class A qualified benefit plan (any employer-sponsored plan or arrangement), a CDSC of 0.50% (0.75% for a plan with less than $5 million in Putnam funds and other investments managed by Putnam
  Management or its affiliates) applies if the plan redeems 90% or more of its cumulative purchases within two years of the plan's initial purchase of class A shares.

* For any other purchaser, a CDSC of 1.00% or 0.50% applies to redemptions within the first or second year, respectively, of purchase.

On sales at net asset value to a class A qualified benefit plan, Putnam Retail Management pays commissions to the dealer of record at the time of the sale on net monthly purchases up to the following rates: 1.00% of the first $1 million, 0.75% of the next $1 million and 0.50% thereafter.

On sales at net asset value to other investors, Putnam Retail Management pays commissions on sales during the one-year period beginning with the date of the initial purchase at net asset value. Each subsequent one-year measuring period for these purposes begins with the first net asset value purchase following the end of the prior period. These commissions are paid at the rate of 1.00% of the amount under $3 million, 0.50% of the next $47 million and 0.25% thereafter.

Purchases of less than $1 million of Class A shares for rollover IRAs. Purchases of class A shares for a Putnam Rollover IRA that is not part of a Class A qualified benefit plan addressed above with less than $1 million in proceeds from a retirement plan for which a Putnam fund is an investment option are not subject to an initial sales charge or CDSC. Putnam Retail Management does not pay commissions to the dealer of record at the time of the sale of such shares.

Purchases of Class M shares for rollover IRAs. Purchases of class M shares for a Putnam Rollover IRA with proceeds in any amount from a retirement plan for which a Putnam fund is an investment option are not subject to an initial sales charge but may be subject to a CDSC on shares redeemed within one year of purchase at the rates set forth below, which are equal to commissions Putnam Retail Management pays to the dealer of record at the time of the sale of class M shares. These purchases will not be subject to a CDSC if the dealer of record has, with Putnam Retail Management's approval, waived its commission or agreed to refund its commission to Putnam Retail Management if a CDSC would otherwise apply.

                                             Class M CDSC and dealer commission
                                             ----------------------------------
All growth, growth and income,
and asset allocation funds:                               0.65%
All income funds (except two funds
listed below):                                            0.40%
Preferred Income Fund                                     0.25%
Money Market Fund                                         0.15%

Additional Information About Class B and Class C Shares

Except as noted below, Putnam Retail Management will pay a 4% commission on sales of class B shares of the fund only to those financial intermediaries who have entered into service agreements with Putnam Retail Management. For tax-exempt funds, this commission includes a 0.20% pre-paid service fee (except for Putnam Municipal Income Fund, which has a 0.25% pre-paid service fee). For Putnam Intermediate U.S. Government Income Fund, Putnam Retail Management will pay a 2.75% commission to financial intermediaries selling class B shares of the fund. Putnam Management pays financial intermediaries a 1% commission on sales of class C shares of a fund. Putnam Retail Management will retain any CDSC imposed on redemptions of class B and class C shares to compensate it for the cost of paying the up-front commissions paid to financial intermediaries for class B or class C share sales.


DISTRIBUTION PLANS

If the fund or a class of shares of the fund has adopted a distribution plan, the prospectus describes the principal features of the plan. This SAI contains additional information which may be of interest to investors.

Continuance of a plan is subject to annual approval by a vote of the Trustees, including a majority of the Trustees who are not interested persons of the fund and who have no direct or indirect interest in the plan or related arrangements (the "Qualified Trustees"), cast in person at a meeting called for that purpose. All material amendments to a plan must be likewise approved by the Trustees and the Qualified Trustees.
No plan may be amended in order to increase materially the costs which the fund may bear for distribution pursuant to such plan without also being approved by a majority of the outstanding voting securities of the fund or the relevant class of the fund, as the case may be. A plan terminates automatically in the event of its assignment and may be terminated without penalty, at any time, by a vote of a majority of the Qualified Trustees or by a vote of a majority of the outstanding voting securities of the fund or the relevant class of the fund, as the case may be.

Putnam Retail Management compensates qualifying dealers (including, for this purpose, certain financial institutions) for sales of shares and the maintenance of shareholder accounts.

Putnam Retail Management may suspend or modify its payments to dealers. The payments are also subject to the continuation of the relevant distribution plan, the terms of the service agreements between the dealers and Putnam Retail Management and any applicable limits imposed by the National Association of Securities Dealers, Inc.

Financial institutions receiving payments from Putnam Retail Management as described above may be required to comply with various state and federal regulatory requirements, including among others those regulating the activities of securities brokers or dealers.

Except as otherwise agreed between Putnam Retail Management and a dealer, for purposes of determining the amounts payable to dealers for shareholder accounts for which such dealers are designated as the dealer of record, "average net asset value" means the product of (i) the average daily share balance in such account(s) and (ii) the average daily net asset value of the relevant class of shares over the quarter.

Class A shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at the annual rates set forth below (as a percentage of the average net asset value of class A shares for which such dealers are designated the dealer of record) except as described below. No payments are made during the first year after purchase on shares purchased at net asset value by shareholders that invest at least $1 million or that are class A qualified benefit plans, unless the shareholder has made arrangements with Putnam Retail Management and the dealer of record has waived the sales commission.

Rate                          Fund
----                          ----
0.25%                         All funds currently making payments under a
                              class A distribution plan, except for those
                              listed below
0.50% for shares purchased    Putnam Global Equity Fund
on or before 7/1/95;
0.25% for shares purchased
after 7/1/95
0.20%                         Putnam Tax-Free High Yield Fund
                              Putnam Tax-Free Insured Fund

0.20% for shares purchased    Putnam Balanced Retirement Fund
on or before 12/31/89;
0.25% for shares purchased    Putnam Convertible Income-Growth Trust
after 12/31/89
                              The George Putnam Fund of Boston
                              Putnam Global Growth Fund
                              Putnam Global Natural Resources Fund
                              Putnam Health Sciences Trust
                              The Putnam Fund for Growth and Income
                              Putnam Investors Fund
                              Putnam Vista Fund
                              Putnam Voyager Fund
0.20% for shares purchased    Putnam High Yield Trust
on or before 3/31/90;
0.25% for shares purchased    Putnam U.S. Government Income Trust
after 3/31/90
0.20% for shares purchased    Putnam Income Fund
on or before 3/31/91;
0.25% for shares purchased
after 3/31/91
0.20% for shares purchased
on or before 5/7/92;          Putnam Municipal Income Fund
0.25% for shares purchased
after 5/7/92
0.15% for shares purchased    Putnam Michigan Tax Exempt Income Fund
on or before 3/6/92;
0.20% for shares              Putnam Minnesota Tax Exempt Income Fund
purchased after 3/6/92        Putnam Ohio Tax Exempt Income Fund
0.15% for shares purchased    Putnam Massachusetts Tax Exempt Income Fund
on or before 5/11/92;
0.20% for shares purchased
after 5/11/92
0.15% for shares purchased    Putnam New York Tax Exempt Opportunities Fund
on or before 7/12/92;
0.20% for shares purchased
after 7/12/92
0.15% for shares purchased    Putnam California Tax Exempt Income Fund
on or before 12/31/92;
0.20% for shares purchased    Putnam New Jersey Tax Exempt Income Fund
after 12/31/92
                              Putnam New York Tax Exempt Income Fund
                              Putnam Tax Exempt Income Fund
0.15% for shares purchased    Putnam Arizona Tax Exempt Income Fund
on or before 3/5/93;
0.20% for shares purchased
after 3/5/93
0.15% for shares purchased    Putnam Florida Tax Exempt Income Fund
on or before 7/8/93;
0.20% for shares purchased    Putnam Pennsylvania Tax Exempt Income Fund
after 7/8/93
0.00%                         Putnam California Tax Exempt Money Market Fund
                              Putnam Money Market Fund
                              Putnam New York Tax Exempt Money Market Fund
                              Putnam Preferred Income Fund
                              Putnam Tax Exempt Money Market Fund
Class B shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at the annual rates set forth below (as a percentage of the average net asset value of class B shares for which such dealers are designated the dealer of record).

Rate                        Fund
----                        ----
0.25%                       All funds currently making payments under a class B
                            distribution plan, except for those listed below
0.25%, except that the      Putnam Municipal Income Fund
first year's service fees   Putnam Tax-Free Insured Fund
of 0.25% are prepaid at     Putnam Tax-Free High Yield
time of sale
0.25%, except that the      Putnam Arizona Tax Exempt Income Fund
first year's service fees   Putnam California Tax Exempt Income Fund
of 0.20% are prepaid at     Putnam Florida Tax Exempt Income Fund
time of sale                Putnam Massachusetts Tax Exempt Income Fund
                            Putnam Michigan Tax Exempt Income Fund
                            Putnam Minnesota Tax Exempt Income Fund
                            Putnam New Jersey Tax Exempt Income Fund
                            Putnam New York Tax Exempt Income Fund
                            Putnam New York Tax Exempt Opportunities Fund
                            Putnam Ohio Tax Exempt Income Fund
                            Putnam Pennsylvania Tax Exempt Income Fund
                            Putnam Tax Exempt Income Fund
0.00%                       Putnam Money Market Fund

Class C shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at the annual rates set forth below (as a percentage of the average net asset value of class C shares for which such dealers are designated the dealer of record).

Rate                        Fund
----                        ----
1.00%                       All funds currently making payments under a
                            class C distribution plan, except the fund
                            listed below
0.50%                       Putnam Money Market Fund

Class M shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at the annual rates set forth below (as a percentage of the average net asset value of class M shares for which such dealers are designated the dealer of record), except as follows. No payments are made during the first year after purchase on shares purchased at net asset value for Putnam Rollover IRAs, unless the dealer of record has waived the sales commission.

Rate                        Fund
----                        ----
0.65%                       All growth, growth and income  and asset
                            allocation funds currently making payments
                            under a class M distribution plan
0.40%                       All income funds currently making payments
                            under a class M distribution plan (except for
                            Putnam Preferred Income Fund and Putnam Money
                            Market Fund)
0.25%                       Putnam Preferred Income Fund
0.15%                       Putnam Money Market Fund

Class T shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at the annual rates set forth below (as a percentage of the average net asset value of class T shares for which such dealers are designated the dealer of record).

Rate                        Fund
----                        ----
0.25%                       Putnam Money Market Fund


INVESTOR SERVICES

Shareholder Information

Each time shareholders buy or sell shares, they will receive a statement confirming the transaction and listing their current share balance. (Under certain investment plans, a statement may only be sent quarterly.) Shareholders will receive a statement confirming reinvestment of distributions in additional fund shares (or in shares of other Putnam funds for Dividends Plus accounts) promptly following the quarter in which the reinvestment occurs. To help shareholders take full advantage of their Putnam investment, they will receive a Welcome Kit and a periodic publication covering many topics of interest to investors. The fund also sends annual and semiannual reports that keep shareholders informed about its portfolio and performance, and year-end tax information to simplify their recordkeeping. Easy-to-read, free booklets on special subjects such as the Exchange Privilege and IRAs are available from Putnam Investor Services. Shareholders may call Putnam Investor Services toll-free weekdays at 1-800-225-1581 between 8:30 a.m. and 8:00 p.m. Boston time for more information, including account balances. Shareholders can also visit the Putnam web site at http://www.putnaminvestments.com.

Your Investing Account

The following information provides more detail concerning the operation of a Putnam Investing Account. For further information or assistance, investors should consult Putnam Investor Services. Shareholders who purchase shares through a defined contribution plan should note that not all of the services or features described below may be available to them, and they should contact their employer for details.

A shareholder may reinvest a cash distribution without a front-end sales charge or without the reinvested shares being subject to a CDSC, as the case may be, by delivering to Putnam Investor Services the uncashed distribution check, endorsed to the order of the fund. Putnam Investor Services must receive the properly endorsed check within 1 year after the date of the check.

The Investing Account also provides a way to accumulate shares of the fund. In most cases, after an initial investment of $500, a shareholder may send checks to Putnam Investor Services for $50 or more, made payable to the fund, to purchase additional shares at the applicable public offering price next determined after Putnam Investor Services receives the check. Checks must be drawn on a U.S. bank and must be payable in U.S. dollars.

Putnam Investor Services acts as the shareholder's agent whenever it receives instructions to carry out a transaction on the shareholder's account. Upon receipt of instructions that shares are to be purchased for a shareholder's account, shares will be purchased through the investment dealer designated by the shareholder. Shareholders may change investment dealers at any time by written notice to Putnam Investor Services, provided the new dealer has a sales agreement with Putnam Retail Management.

Shares credited to an account are transferable upon written instructions in good order to Putnam Investor Services and may be sold to the fund as described under "How do I sell fund shares?" in the prospectus. Money market funds and certain other funds will not issue share certificates. A shareholder may send to Putnam Investor Services any certificates which have been previously issued for safekeeping at no charge to the shareholder.

Putnam Retail Management, at its expense, may provide certain additional reports and administrative material to qualifying institutional investors with fiduciary responsibilities to assist these investors in discharging their responsibilities. Institutions seeking further information about this service should contact Putnam Retail Management, which may modify or terminate this service at any time.

Putnam Investor Services may make special services available to shareholders with investments exceeding $1,000,000. Contact Putnam Investor Services for details.

The fund pays Putnam Investor Services' fees for maintaining Investing
Accounts.

Reinstatement Privilege

An investor who has redeemed shares of the fund may reinvest (within 1 year) the proceeds of such sale in shares of the same class of the fund, or may be able to reinvest (within 1 year) the proceeds in shares of the same class of one of the other continuously offered Putnam funds (through the exchange privilege described in the prospectus), including, in the case of shares subject to a CDSC, the amount of CDSC charged on the redemption. Any such reinvestment would be at the net asset value of the shares of the fund(s) the investor selects, next determined after Putnam Retail Management receives a Reinstatement Authorization. The time that the previous investment was held will be included in determining any applicable CDSC due upon redemptions and, in the case of class B shares, the eight-year period for conversion to class A shares. Shareholders will receive from Putnam Retail Management the amount of any CDSC paid at the time of redemption as part of the reinstated investment, which may be treated as capital gains to the shareholder for tax purposes. Exercise of the Reinstatement Privilege does not alter the federal income tax treatment of any capital gains realized on a sale of fund shares, but to the extent that any shares are sold at a loss and the proceeds are reinvested in shares of the fund, some or all of the loss may be disallowed as a deduction. Consult your tax adviser. Investors who desire to exercise the Reinstatement Privilege should contact their investment dealer or Putnam Investor Services.

Exchange Privilege

Except as otherwise set forth in this section, by calling Putnam Investor Services, investors may exchange shares valued up to $500,000 between accounts with identical registrations, provided that no certificates are outstanding for such shares and no address change has been made within the preceding 15 days. During periods of unusual market changes and shareholder activity, shareholders may experience delays in contacting Putnam Investor Services by telephone to exercise the telephone exchange privilege.

Putnam Investor Services also makes exchanges promptly after receiving a properly completed Exchange Authorization Form and, if issued, share certificates. If the shareholder is a corporation, partnership, agent, or surviving joint owner, Putnam Investor Services will require additional documentation of a customary nature. Because an exchange of shares involves the redemption of fund shares and reinvestment of the proceeds in shares of another Putnam fund, completion of an exchange may be delayed under unusual circumstances if the fund were to suspend redemptions or postpone payment for the fund shares being exchanged, in accordance with federal securities laws. Exchange Authorization Forms and prospectuses of the other Putnam funds are available from Putnam Retail Management or investment dealers having sales contracts with Putnam Retail Management. The prospectus of each fund describes its investment objective(s) and policies, and shareholders should obtain a prospectus and consider these objectives and policies carefully before requesting an exchange. Shares of certain Putnam funds are not available to residents of all states. The fund reserves the right to change or suspend the exchange privilege at any time. Shareholders would be notified of any change or suspension. Additional information is available from Putnam Investor Services.

Shareholders of other Putnam funds may also exchange their shares at net asset value for shares of the fund, as set forth in the current prospectus of each fund.

For federal income tax purposes, an exchange is a sale on which the investor generally will realize a capital gain or loss depending on whether the net asset value at the time of the exchange is more or less than the investor's basis. The exchange privilege may be revised or terminated at any time. Shareholders would be notified of any such change or suspension.

Dividends PLUS

Shareholders may invest the fund's distributions of net investment income or distributions combining net investment income and short-term capital gains in shares of the same class of another continuously offered Putnam fund (the "receiving fund") using the net asset value per share of the receiving fund determined on the date the fund's distribution is payable. No sales charge or CDSC will apply to the purchased shares unless the fund paying the distribution is a money market fund. The prospectus of each fund describes its investment objective(s) and policies, and shareholders should obtain a prospectus and consider these objective(s) and policies carefully before investing their distributions in the receiving fund. Shares of certain Putnam funds are not available to residents of all states.

The minimum account size requirement for the receiving fund will not apply if the current value of your account in the fund paying the distribution is more than $5,000.

Shareholders of other Putnam funds (except for money market funds, whose shareholders must pay a sales charge or become subject to a CDSC) may also use their distributions to purchase shares of the fund at net asset value.

For federal tax purposes, distributions from the fund which are reinvested in another fund are treated as paid by the fund to the shareholder and invested by the shareholder in the receiving fund and thus, to the extent comprised of taxable income and deemed paid to a taxable shareholder, are taxable.

The Dividends PLUS program may be revised or terminated at any time.

Plans Available To Shareholders

The plans described below are fully voluntary and may be terminated at any time without the imposition by the fund or Putnam Investor Services of any penalty. All plans provide for automatic reinvestment of all distributions in additional shares of the fund at net asset value. The fund, Putnam Retail Management or Putnam Investor Services may modify or cease offering these plans at any time.

Systematic Withdrawal Plan ("SWP"). An investor who owns or buys shares of the fund valued at $10,000 or more at the current public offering price may open a SWP plan and have a designated sum of money ($50 or more) paid monthly, quarterly, semi-annually or annually to the investor or another person. (Payments from the fund can be combined with payments from other Putnam funds into a single check through a designated payment plan.) Shares are deposited in a plan account, and all distributions are reinvested in additional shares of the fund at net asset value (except where the plan is utilized in connection with a charitable remainder trust). Shares in a plan account are then redeemed at net asset value to make each withdrawal payment. Payment will be made to any person the investor designates; however, if shares are registered in the name of a trustee or other fiduciary, payment will be made only to the fiduciary, except in the case of a profit-sharing or pension plan where payment will be made to a designee. As withdrawal payments may include a return of principal, they cannot be considered a guaranteed annuity or actual yield of income to the investor. The redemption of shares in connection with a plan generally will result in a gain or loss for tax purposes. Some or all of the losses realized upon redemption may be disallowed pursuant to the so-called wash sale rules if shares of the same fund from which shares were redeemed are purchased (including through the reinvestment of fund distributions) within a period beginning 30 days before, and ending 30 days after, such redemption. In such a case, the basis of the replacement shares will be increased to reflect the disallowed loss. Continued withdrawals in excess of income will reduce and possibly exhaust invested principal, especially in the event of a market decline. The maintenance of a plan concurrently with purchases of additional shares of the fund would be disadvantageous to the investor because of the sales charge payable on such purchases. For this reason, the minimum investment accepted while a plan is in effect is $1,000, and an investor may not maintain a plan for the accumulation of shares of the fund (other than through reinvestment of distributions) and a plan at the same time. The cost of administering these plans for the benefit of those shareholders participating in them is borne by the fund as an expense of all shareholders. The fund, Putnam Retail Management or Putnam Investor Services may terminate or change the terms of the plan at any time. A plan will be terminated if communications mailed to the shareholder are returned as undeliverable.

Investors should consider carefully with their own financial advisers whether the plan and the specified amounts to be withdrawn are appropriate in their circumstances. The fund and Putnam Investor
Services make no recommendations or representations in this regard.

Tax Qualified Retirement Plans; 403(b) and SEP Plans. (Not offered by funds investing primarily in tax-exempt securities.) Investors may purchase shares of the fund through the following Tax Qualified
Retirement Plans, available to qualified individuals or organizations:

Standard and variable profit-sharing (including 401(k)) and money purchase pension plans; and Individual Retirement Account Plans (IRAs).

Each of these Plans has been qualified as a prototype plan by the Internal Revenue Service. Putnam Investor Services will furnish services under each plan at a specified annual cost. Putnam Fiduciary Trust Company serves as trustee under each of these Plans.

Forms and further information on these Plans are available from investment dealers or from Putnam Retail Management. In addition, specialized professional plan administration services are available on an optional basis; contact Putnam Defined Contribution Plan Services at 1-800-225-2465, extension 8600.

A 403(b) Retirement Plan is available for employees of public school systems and organizations which meet the requirements of Section 501(c)(3) of the Internal Revenue Code. Forms and further information on the 403(b) Plan are also available from investment dealers or from Putnam Retail Management. Shares of the fund may also be used in simplified employee pension (SEP) plans. For further information on the Putnam prototype SEP plan, contact an investment dealer or Putnam Retail Management.

Consultation with a competent financial and tax adviser regarding these Plans and consideration of the suitability of fund shares as an investment under the Employee Retirement Income Security Act of 1974, or otherwise, is recommended.


SIGNATURE GUARANTEES

Requests to redeem shares having a net asset value of $100,000 or more, or to transfer shares or make redemption proceeds payable to anyone other than the registered account owners, must be signed by all registered owners or their legal representatives and must be guaranteed by a bank, broker/dealer, municipal securities dealer or broker, credit union, national securities exchange, registered securities association, clearing agency, savings association or trust company, provided such institution is authorized and acceptable under and conforms with Putnam Fiduciary Trust Company's signature guarantee procedures. A copy of such procedures is available upon request. In certain situations, for example, if you want your redemption proceeds sent to an address other than your address as it appears on Putnam's records, you may also need to provide a signature guarantee. Putnam Investor Services usually requires additional documentation for the sale of shares by a corporation, partnership, agent or fiduciary, or a surviving joint owner. Contact Putnam Investor Services for more information on Putnam's signature guarantee and documentation requirements.


SUSPENSION OF REDEMPTIONS

The fund may not suspend shareholders' right of redemption, or postpone payment for more than seven days, unless the Exchange is closed for other than customary weekends or holidays, or if permitted by the rules of the Securities and Exchange Commission during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the Commission for protection of investors.


SHAREHOLDER LIABILITY

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the fund. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the fund or the Trustees. The Agreement and Declaration of Trust provides for indemnification out of fund property for all loss and expense of any shareholder held personally liable for the obligations of the fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the fund would be unable to meet its obligations. The likelihood of such circumstances is remote.


STANDARD PERFORMANCE MEASURES

Yield and total return data for the fund may from time to time be presented in Part I of this SAI and in advertisements. In the case of funds with more than one class of shares, all performance information is calculated separately for each class. The data is calculated as follows.

Total return for one-, five- and ten-year periods (or for such shorter periods as the fund has been in operation or shares of the relevant class have been outstanding) is determined by calculating the actual dollar amount of investment return on a $1,000 investment in the fund made at the beginning of the period, at the maximum public offering price for class A shares and class M shares and net asset value for other classes of shares, and then calculating the annual compounded rate of return which would produce that amount. Total return for a period of one year is equal to the actual return of the fund during that period. Total return calculations assume deduction of the fund's maximum sales charge or CDSC, if applicable, and reinvestment of all fund distributions at net asset value on their respective reinvestment dates.

Total return is also presented on an after-tax basis. After-tax returns reflect the highest individual federal income tax rates and do not reflect state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are shown for class A shares only, and will vary for other share classes. After-tax returns are not relevant to those investing through 401(k) plans, IRAs or other tax-deferred arrangements.

The fund's yield is presented for a specified thirty-day period (the "base period"). Yield is based on the amount determined by (i) calculating the aggregate amount of dividends and interest earned by the fund during the base period less expenses for that period, and (ii) dividing that amount by the product of (A) the average daily number of shares of the fund outstanding during the base period and entitled to receive dividends and (B) the per share maximum public offering price for class A shares or class M shares, as appropriate, and net asset value for other classes of shares on the last day of the base period. The result is annualized on a compounding basis to determine the yield. For this calculation, interest earned on debt obligations held by the fund is generally calculated using the yield to maturity (or first expected call date) of such obligations based on their market values (or, in the case of receivables-backed securities such as the Government National Mortgage Association ("GNMAs"), based on cost). Dividends on equity securities are accrued daily at their stated dividend rates. The amount of expenses used in determining the fund's yield includes, in addition to expenses actually accrued by the fund, an estimate of the amount of expenses that the fund would have incurred if brokerage commissions had not been used to reduce such expenses.

If the fund is a money market fund, yield is computed by determining the percentage net change, excluding capital changes, in the value of an investment in one share over the seven-day period for which yield is presented (the "base period"), and multiplying the net change by 365/7 (or approximately 52 weeks). Effective yield represents a compounding of the yield by adding 1 to the number representing the percentage change in value of the investment during the base period, raising that sum to a power equal to 365/7, and subtracting 1 from the result.

If the fund is a tax-exempt fund, the tax-equivalent yield during the base period may be presented for shareholders in one or more stated tax brackets. Tax-equivalent yield is calculated by adjusting the tax-exempt yield by a factor designed to show the approximate yield that a taxable investment would have to earn to produce an after-tax yield equal, for that shareholder, to the tax-exempt yield. The tax-equivalent yield will differ for shareholders in other tax brackets.

At times, Putnam Management may reduce its compensation or assume expenses of the fund in order to reduce the fund's expenses. The per share amount of any such fee reduction or assumption of expenses during the fund's past five fiscal years (or for the life of the fund, if shorter) is set forth in the footnotes to the table in the section entitled "Financial highlights" in the prospectus. Any such fee reduction or assumption of expenses would increase the fund's yield and total return for periods including the period of the fee reduction or assumption of expenses.

All data are based on past performance and do not predict future results.


COMPARISON OF PORTFOLIO PERFORMANCE

Independent statistical agencies measure the fund's investment performance and publish comparative information showing how the fund, and other investment companies, performed in specified time periods. Three agencies whose reports are commonly used for such comparisons are set forth below. From time to time, the fund may distribute these
comparisons to its shareholders or to potential investors.   The
agencies listed below measure performance based on their own criteria rather than on the standardized performance measures described in the preceding section.

Lipper Inc. distributes mutual fund rankings monthly. The rankings are based on total return performance calculated by Lipper, generally reflecting changes in net asset value adjusted for reinvestment of capital gains and income dividends. They do not reflect deduction of any sales charges. Lipper rankings cover a variety of performance periods, including year-to-date, 1-year, 5-year, and 10-year performance. Lipper classifies mutual funds by investment objective and asset category.

Morningstar, Inc. distributes mutual fund ratings twice a month. The ratings are divided into five groups: highest, above average, neutral, below average and lowest. They represent the fund's historical risk/reward ratio relative to other funds in its broad investment class as determined by Morningstar, Inc. Morningstar ratings cover a variety of performance periods, including 1-year, 3-year, 5-year, 10-year and overall performance. The performance factor for the overall rating is a weighted-average assessment of the fund's 1-year, 3-year, 5-year, and 10-year total return performance (if available) reflecting deduction of expenses and sales charges. Performance is adjusted using quantitative techniques to reflect the risk profile of the fund. The ratings are derived from a purely quantitative system that does not utilize the subjective criteria customarily employed by rating agencies such as Standard & Poor's and Moody's Investors Service, Inc.

Wiesenberger, a division of Thomson Financial, publishes and distributes mutual fund rankings on a monthly basis. The rankings are based entirely on total return calculated by Weisenberger for periods such as year-to-date, 1-year, 3-year, 5-year, 10-year and 15-year. Mutual funds are ranked in general categories (e.g., international bond, international equity, municipal bond, and maximum capital gain). Weisenberger rankings do not reflect deduction of sales charges or certain fees.

Independent publications may also evaluate the fund's performance. The fund may from time to time refer to results published in various periodicals, including Barrons, Financial World, Forbes, Fortune,
Investor's Business Daily, Kiplinger's Personal Finance Magazine, Money, U.S. News and The Wall Street Journal.

Independent, unmanaged indexes, such as those listed below, may be used to present a comparative benchmark of fund performance. The performance figures of an index reflect changes in market prices, reinvestment of all dividend and interest payments and, where applicable, deduction of foreign withholding taxes, and do not take into account brokerage commissions or other costs. Because the fund is a managed portfolio, the securities it owns will not match those in an index. Securities in an index may change from time to time.

The Consumer Price Index, prepared by the U.S. Bureau of Labor
Statistics, is a commonly used measure of the rate of inflation. The index shows the average change in the cost of selected consumer goods and services and does not represent a return on an investment vehicle.

Credit Suisse First Boston Global High Yield Index is an index of fixed income, non-convertible, U.S. dollar denominated securities having a rating of BB and below by Standard & Poor's or Ba by Moody's. The index is constructed to mirror the U.S. high yield debt market.

Credit Suisse First Boston High Yield Index is an index that is market-weighted and includes publicly traded bonds having a rating below BBB by Standard & Poor's or Baa by Moody's.

The Dow Jones Industrial Average is an index of 30 common stocks frequently used as a general measure of stock market performance.

The Dow Jones Utilities Average is an index of 15 utility stocks frequently used as a general measure of stock market performance for the utilities industry.

The Goldman Sachs Technology Indexes are a series of benchmarks that measure the technology sector.

The Lehman Aggregate Bond Index is an index of investment-grade bonds.

The Lehman Credit Index is an index of publicly issued, fixed-rate, non-convertible investment-grade domestic corporate debt securities frequently used as a general measure of the performance of fixed-income securities.

The Lehman Government/Credit Bond Index is an index of publicly issued U.S. Treasury obligations, debt obligations of U.S. government agencies (excluding mortgage-backed securities), fixed-rate, non-convertible, investment-grade corporate debt securities and U.S. dollar-denominated, SEC-registered non-convertible debt issued by foreign governmental entities or international agencies used as a general measure of the performance of fixed-income securities.

The Lehman Intermediate Government Bond Index is an index, which primarily includes publicly-issued U.S. Treasury obligations and debt obligations of U.S. government agencies (excluding mortgage-backed securities) that have maturities between one and 9.9 years.

The Lehman Intermediate Treasury Bond Index is an index of publicly issued U.S. Treasury obligations with maturities of up to ten years and is used as a general gauge of the market for intermediate-term fixed-income securities.

The Lehman Mortgage-Backed Securities Index is an index that includes fixed-rate securities backed by the mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), and Federal National Mortgage Association (FNMA).

The Lehman Municipal Bond Index is an index of long-term fixed-rate investment-grade tax-exempt bonds generally considered representative of the municipal bond market.

The Lipper Balanced Fund Average is an arithmetic average of the total return of all balanced mutual funds tracked by Lipper Inc.

The Lipper California Money Market Average is an arithmetic average of the total return of all California tax-exempt money market mutual funds tracked by Lipper Inc.

The Lipper Convertible Securities Fund Average is an arithmetic average of the total return of all convertible securities mutual funds tracked by Lipper Inc.

The Lipper Large-Cap Value Fund Average is an arithmetic average of the total return of all large-cap value mutual funds tracked by Lipper Inc.

The Lipper New York Money Market Average is an arithmetic average of the total return of all New York tax-exempt money market mutual funds tracked by Lipper Inc.

The Lipper Money Market Average is an arithmetic average of the total return of all money market mutual funds tracked by Lipper Inc.

The Lipper Multi-Cap Value Fund Average is an arithmetic average of the total return of all multi-cap value mutual funds tracked by Lipper Inc.

The Lipper Natural Resources Average is an arithmetic average of the total return of all mutual funds tracked by Lipper Inc. that invest at least 65% of their equity holdings in the natural resources industries.

The Lipper Tax Exempt Money Market Average is an arithmetic average of the total return of all tax exempt money market mutual funds tracked by Lipper Inc.

The Lipper Utilities Fund Average is an arithmetic average of the total return of all utilities mutual funds tracked by Lipper Inc that invest at least 65% of their equity holdings in the utilities industries.

The Merrill Lynch All-Convertible Index is an index of convertible securities that is commonly used as a general measure of performance for the convertible securities market.

The Merrill Lynch 91-Day Treasury Bill Index is an index that seeks to measure the performance of U.S. Treasury bills currently available in the marketplace.

The Merrill Lynch Perpetual Preferred Index is an index of perpetual (or fixed rate) preferred stocks commonly used as a general measure of performance for the preferred stock market.


The Morgan Stanley Capital International All-Country World Free Index is an index of global equity securities of companies in 47 developed and emerging market countries in the Americas, Europe/Middle East and Asia/Pacific Region with all values expressed in U.S. dollars.

The Morgan Stanley Capital International Emerging Markets Index is an index of equity securities issued by companies located in emerging markets with all values expressed in U.S. dollars.

The Morgan Stanley Capital International Emerging Markets Free Index is an index of equity securities issued by companies located in emerging markets, available to non-domestic investors, with all values expressed in U.S. dollars.

The Morgan Stanley Capital International EAFE Index is an index of equity securities issued by companies located in Europe, Australasia and the Far East, with all values expressed in U.S. dollars.

The Morgan Stanley Capital International Europe Index is an index of equity securities issued by companies located in one of the 15 European countries, with all values expressed in U.S. dollars.

The Morgan Stanley Capital International Pacific Basin Index is an index of equity securities issued by companies located in one of five Asian countries and listed on the exchanges of Australia, New Zealand, Japan, Hong Kong, Singapore/Malaysia, with all values expressed in U.S.
dollars.

The Morgan Stanley Capital International World Index is an index of global equity securities listed on the exchanges of the United States, Europe, Canada, Australia, New Zealand and the Far East, with all values expressed in U.S. dollars.

The Morgan Stanley Capital International World Ex-U.S. Index is an index of equity securities from Europe, Australia, the Far East and the Americas with the exception of the United States, with all values expressed in U.S. dollars.

The NASDAQ Industrial Average is an index of stocks traded in The Nasdaq Stock Market, Inc. National Market System.

The Russell 1000 Index is an index composed of the 1,000 largest companies in the Russell 3000 Index, representing approximately 92% of the Russell 3000 Index total market capitalization.

The Russell 1000 Growth Index is an index composed of securities with greater-than-average growth orientation within the Russell 1000 Index. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values than other companies in the Russell 1000 Index.

The Russell 1000 Value Index is an index that measures the performance of those Russell 1000 Index companies chosen for their value orientation.

The Russell 2000 Index is an index composed of the 2,000 smallest companies in the Russell 3000 Index, representing approximately 8% of the total market capitalization of the Russell 3000 Index.

The Russell 2000 Growth Index is an index composed of securities with greater-than-average growth orientation within the Russell 2000 Index. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values than other companies in the Russell 2000 Index.

The Russell 2000 Value Index is an index of Russell 2000 Index companies chosen for their value orientation.

The Russell 2500 Index is an index composed of the 2,500 smallest companies in the Russell 3000 Index, representing approximately 17% of the total market capitalization of the Russell 3000 Index.

The Russell 2500 Growth Index is an index of Russell 2500 Index companies chosen for their growth orientation.

The Russell 3000 Index is an index composed of the 3,000 largest U.S. companies ranked by total market capitalization, representing approximately 98% of the U.S. investable equity market.

The Russell 3000 Value Index is an index of Russell 3000 Index companies chosen for their value orientation.

The Russell Midcap Index is an index composed of the 800 smallest companies in the Russell 1000 Index, representing approximately 26% of the Russell 1000 Index total market capitalization.

The Russell Midcap Growth Index is an index composed of securities with greater-than-average growth orientation within the Russell Midcap Index. Each security's growth orientation is determined by a composite score of the security's price-to-book ratio and forecasted growth rate. Growth stocks tend to have higher price-to-book ratios and forecasted growth rates than value stocks.

The Russell Top 200 Growth Index is an index of the largest companies in the Russell 1000 Index chosen for their growth orientation.

The Salomon Smith Barney Extended Market Index is an index of global equity securities, with all values expressed in U.S. dollars.

The Salomon Smith Barney World Government Bond Index is an index that tracks the performance of the 18 government bond markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Italy, Japan, Netherlands, Ireland, Spain, Sweden, Switzerland, United Kingdom, United States and Portugal. Country eligibility is determined by market capitalization and investability criteria.

The Salomon Smith Barney World Ex-U.S. Growth Primary Markets Index is an index of mostly large and some small capitalization stocks from developed countries (excluding the U.S.) chosen for their growth orientation.

The Salomon Smith Barney World Ex-U.S. Primary Markets Value Index is an index of mostly large and some small capitalization stocks from developed countries (excluding the U.S.) chosen for their value orientation.

The Salomon Smith Barney World Ex-U.S. Extended Index is an index of those companies whose capitalization falls within the bottom quintile of the Salomon Smith Barney World Index.

The Salomon Smith Barney World Growth Primary Markets Index is an index of mostly large and some small capitalization stocks from developed countries chosen for their growth orientation.

The Salomon Smith Barney World Primary Markets Value Index is an index of mostly large and some small capitalization stocks from developed countries chosen for their value orientation.

Standard & Poor's 500 Index is an index of common stocks frequently used as a general measure of stock market performance.

Standard & Poor's Utilities Index is an index of common stocks issued by utility companies.

Standard & Poor's/Barra Value Index is an index that contains firms with higher book-to-price ratios. This index is capitalization weighted, meaning that each stock is weighted in the appropriate index in proportion to its market value.

In addition, Putnam Retail Management may distribute to shareholders or prospective investors illustrations of the benefits of reinvesting tax-exempt or tax-deferred distributions over specified time periods, which may include comparisons to fully taxable distributions. These illustrations use hypothetical rates of tax-advantaged and taxable returns and are not intended to indicate the past or future performance of any fund.


SECURITIES RATINGS

The ratings of securities in which the fund may invest will be measured at the time of purchase and, to the extent a security is assigned a different rating by one or more of the various rating agencies, Putnam Management will use the highest rating assigned by any agency. Putnam Management will not necessarily sell an investment if its rating is reduced. The following rating services describe rated securities as follows:

Moody's Investors Service, Inc.

Bonds

Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future.
Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Notes

MIG 1/VMIG 1 -- This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2 -- This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

Commercial paper

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by the following characteristics:

-- Leading market positions in well established industries.
-- High rates of return on funds employed.
-- Conservative capitalization structure with moderate reliance on debt and ample asset protection.
-- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
-- Well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Standard & Poor's

Bonds

AAA -- An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA -- An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A -- An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB -- An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB -- An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B -- An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligations. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC -- An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC -- An obligation rated CC is currently highly vulnerable to nonpayment.

C -- The C rating may be used to cover a situation where a bankruptcy petition has been filed, or similar action has been taken, but payments on this obligation are being continued.

D -- An obligation rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition, or the taking of a similar action if payments on an obligation are jeopardized.

Notes

SP-1 -- Strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

SP-2 -- Satisfactory capacity to pay principal and interest.

SP-3 -- Speculative capacity to pay principal and interest.

Commercial paper

A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated `A-1'.

A-3 -- Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

Duff & Phelps Corporation

Long-Term Debt

AAA -- Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+, AA, AA- -- High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+, A, A- -- Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB+, BBB, BBB- -- Below-average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

BB+, BB, BB- -- Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B+, B, B- -- Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC -- Well below investment-grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

DD -- Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

Fitch Investors Service, Inc.

AAA -- Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA -- Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

A -- Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB -- Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB -- Bonds considered to be speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B -- Bonds are considered highly speculative. Bonds in this class are lightly protected as to the obligor's ability to pay interest over the life of the issue and repay principal when due.

CCC -- Bonds have certain characteristics which, with passing of time, could lead to the possibility of default on either principal or interest payments.

CC -- Bonds are minimally protected. Default in payment of interest and/or principal seems probable.

C -- Bonds are in actual or imminent default in payment of interest or principal.

DDD -- Bonds are in default and in arrears in interest and/or principal payments. Such bonds are extremely speculative and should be valued only on the basis of their value in liquidation or reorganization of the obligor.


DEFINITIONS

"Putnam Management"             -- Putnam Investment Management, LLC, the
                                   fund's investment manager.

"Putnam Retail Management"      -- Putnam Retail Management (formerly Putnam
                                   Mutual Funds), the fund's principal
                                   underwriter.

"Putnam Fiduciary Trust         -- Putnam Fiduciary Trust Company,
                                   Company"the fund's custodian.

"Putnam Investor Services"      -- Putnam Investor Services, a division of
                                   Putnam Fiduciary Trust Company, the fund's investor servicing agent.





The Proforma Combining Investment Portfolio of Putnam Balanced
Retirement Fund and The George Putnam Fund of Boston                              Putnam Balanced Retirement Fund

January 31, 2002

Common Stocks                                                                                                41.5% (a)
                                                                                            Shares          Value
-----------------------------------------------------------------------------------------------------------------
Advertising and Marketing Services                                                                            0.1%
-----------------------------------------------------------------------------------------------------------------
Valassis Communications, Inc. (NON)                                                         16,600  $     613,536

Aerospace and Defense                                                                                         0.8%
-----------------------------------------------------------------------------------------------------------------
Boeing Co. (The)                                                                            47,000      1,924,650
Lockheed Martin Corp.                                                                       32,100      1,700,337
Northrop Grumman Corp.                                                                      29,600      3,303,656
                                                                                                   --------------
                                                                                                        6,928,643

Agriculture                                                                                                   0.0%
-----------------------------------------------------------------------------------------------------------------
PSF Holdings LLC Class A                                                                       110        176,208

Automotive                                                                                                    0.2%
-----------------------------------------------------------------------------------------------------------------
Delphi Automotive Systems Corp.                                                             31,200        445,848
Ford Motor Co.                                                                             117,500      1,797,750
                                                                                                   --------------
                                                                                                        2,243,598

Banking                                                                                                       5.4%
-----------------------------------------------------------------------------------------------------------------
Bank of America Corp.                                                                      135,000      8,509,050
Bank of New York Company, Inc. (The)                                                        53,300      2,184,234
Banknorth Group, Inc.                                                                        8,800        208,208
BB&T Corp.                                                                                      --             --
Charter One Financial, Inc.                                                                175,350      5,221,923
Comerica, Inc.                                                                              94,600      5,325,034
FleetBoston Financial Corp.                                                                 40,500      1,361,610
M&T Bank Corp.                                                                              28,800      2,160,000
Mellon Financial Corp.                                                                      85,300      3,275,520
Mercantile Bankshares Corp.                                                                 17,900        780,977
PNC Financial Services Group                                                                25,200      1,455,300
Synovus Financial Corp.                                                                     15,600        431,184
U.S. Bancorp                                                                               337,600      7,028,832
Wachovia Corp.                                                                              93,400      3,105,550
Washington Mutual, Inc.                                                                    117,100      4,018,872
Wells Fargo & Co.                                                                           88,800      4,119,432
Zions Bancorporation                                                                            --             --
                                                                                                   --------------
                                                                                                       49,185,726

Beverage                                                                                                      1.1%
-----------------------------------------------------------------------------------------------------------------
Anheuser-Busch Companies, Inc.                                                                  --             --
Brown-Forman Corp. Class B                                                                  18,200      1,192,100
Coca-Cola Co. (The)                                                                         18,100        791,875
Coca-Cola Enterprises, Inc.                                                                102,500      1,665,625
Fortune Brands, Inc.                                                                       101,600      4,138,168
Pepsi Bottling Group, Inc. (The)                                                            84,100      1,938,505
                                                                                                   --------------
                                                                                                        9,726,273

Broadcasting                                                                                                  0.1%
-----------------------------------------------------------------------------------------------------------------
Clear Channel Communications, Inc. (NON)                                                    15,600        718,224

Cable Television                                                                                              0.1%
-----------------------------------------------------------------------------------------------------------------
Comcast Corp. Class A (NON)                                                                 21,700        769,916

Capital Goods                                                                                                 0.0%
-----------------------------------------------------------------------------------------------------------------
Eaton Corp.                                                                                  5,500        404,690

Chemicals                                                                                                     0.7%
-----------------------------------------------------------------------------------------------------------------
Avery Dennison Corp.                                                                            --             --
Dow Chemical Co. (The)                                                                          --             --
E.I. du Pont de Nemours & Co.                                                               48,300      2,133,411
Engelhard Corp.                                                                             85,800      2,390,388
PPG Industries, Inc.                                                                        20,900      1,015,531
Rohm & Haas Co.                                                                             17,700        651,006
                                                                                                   --------------
                                                                                                        6,190,336

Coal                                                                                                          0.1%
-----------------------------------------------------------------------------------------------------------------
Arch Coal, Inc.                                                                                 --             --
Peabody Energy Corp.                                                                        31,200        790,920
                                                                                                   --------------
                                                                                                          790,920
Commercial and Consumer Services                                                                              0.0%
-----------------------------------------------------------------------------------------------------------------
ServiceMaster Co. (The)                                                                     29,700        422,334

Computers                                                                                                     1.3%
-----------------------------------------------------------------------------------------------------------------
Compaq Computer Corp.                                                                      330,600      4,082,910
Dell Computer Corp. (NON)                                                                       --             --
Hewlett-Packard Co.                                                                        164,400      3,634,884
IBM Corp.                                                                                   20,600      2,222,534
Lexmark International, Inc. (NON)                                                               --             --
NCR Corp. (NON)                                                                             34,600      1,471,884
                                                                                                   --------------
                                                                                                       11,412,212

Conglomerates                                                                                                 1.0%
-----------------------------------------------------------------------------------------------------------------
Berkshire Hathaway, Inc. Class B (NON)                                                       1,300      3,188,900
Cooper Industries, Inc.                                                                     76,600      2,788,240
General Electric Co.                                                                            --             --
Honeywell International, Inc.                                                               42,200      1,418,342
Tyco International, Ltd. (Bermuda)                                                          39,900      1,402,485
                                                                                                   --------------
                                                                                                        8,797,967

Consumer Finance                                                                                              0.2%
-----------------------------------------------------------------------------------------------------------------
Household International, Inc.                                                               32,100      1,644,804
Providian Financial Corp.                                                                       --             --
                                                                                                   --------------
                                                                                                        1,644,804

Consumer Goods                                                                                                0.4%
-----------------------------------------------------------------------------------------------------------------
Colgate-Palmolive Co.                                                                           --             --
Kimberly-Clark Corp.                                                                        57,700      3,479,310
                                                                                                   --------------
                                                                                                        3,479,310

Electric Utilities                                                                                            2.2%
-----------------------------------------------------------------------------------------------------------------
Cinergy Corp.                                                                               61,800      1,996,140
Constellation Energy Group, Inc.                                                            53,100      1,497,420
Dominion Resources, Inc.                                                                    15,600        918,372
DPL, Inc.                                                                                  106,300      2,472,538
DTE Energy Co.                                                                               6,100        250,100
Duke Energy Corp.                                                                           39,900      1,391,313
Edison International (NON)                                                                  47,400        732,330
Entergy Corp.                                                                               68,300      2,812,594
FirstEnergy Corp.                                                                           29,900      1,112,280
FPL Group, Inc.                                                                             10,300        552,183
Northeast Utilities                                                                         63,100      1,142,741
PG&E Corp. (NON)                                                                                --             --
PPL Corp.                                                                                   24,700        832,390
Progress Energy, Inc.                                                                       73,600      3,216,320
Reliant Energy, Inc.                                                                        55,300      1,386,924
                                                                                                   --------------
                                                                                                       20,313,645

Electronics                                                                                                   0.4%
-----------------------------------------------------------------------------------------------------------------
Avnet, Inc.                                                                                 13,300        354,445
Intel Corp.                                                                                     --             --
Motorola, Inc.                                                                             153,300      2,040,423
Solectron Corp. (NON)                                                                           --             --
W.W. Grainger, Inc.                                                                         30,100      1,634,430
                                                                                                   --------------
                                                                                                        4,029,298

Energy                                                                                                        0.1%
-----------------------------------------------------------------------------------------------------------------
Baker Hughes, Inc.                                                                          11,900        418,880
Schlumberger, Ltd.                                                                           9,400        530,066
                                                                                                   --------------
                                                                                                          948,946

Financial                                                                                                     2.8%
-----------------------------------------------------------------------------------------------------------------
American Express Co.                                                                        16,000        573,600
Citigroup, Inc.                                                                            323,800     15,348,120
Contifinacial Corp. Liquidating Trust units                                                253,079         12,654
Fannie Mae                                                                                  64,500      5,221,275
Freddie Mac                                                                                 69,100      4,637,992
                                                                                                   --------------
                                                                                                       25,793,641

Food                                                                                                          0.6%
-----------------------------------------------------------------------------------------------------------------
General Mills, Inc.                                                                         21,700      1,075,235
H.J. Heinz Co.                                                                              75,800      3,138,120
Kraft Foods, Inc. Class A                                                                   32,600      1,208,156
                                                                                                   --------------
                                                                                                        5,421,511

Gaming & Lottery                                                                                              0.0%
-----------------------------------------------------------------------------------------------------------------
Fitzgerald Gaming Corp. (NON)                                                                  748              7

Health Care                                                                                                   0.3%
-----------------------------------------------------------------------------------------------------------------
HCA, Inc.                                                                                   57,300      2,435,250

Health Care Services                                                                                          0.8%
-----------------------------------------------------------------------------------------------------------------
Anthem, Inc. (NON)                                                                          73,900      3,931,480
CIGNA Corp.                                                                                 39,600      3,643,200
Genesis Health Ventures, Inc. (NON)                                                            569          9,104
McKesson  Corp.                                                                                 --             --
                                                                                                   --------------
                                                                                                        7,583,784

Household Furniture and Appliances                                                                            0.1%
-----------------------------------------------------------------------------------------------------------------
Newell Rubbermaid, Inc.                                                                     20,700        571,527

Insurance                                                                                                     2.5%
-----------------------------------------------------------------------------------------------------------------
ACE, Ltd. (Bermuda)                                                                        132,400      5,143,740
AMBAC Financial Group, Inc.                                                                 29,100      1,735,815
American International Group, Inc.                                                          25,200      1,868,580
Chubb Corp. (The)                                                                           17,300      1,156,505
Hartford Financial Services Group, Inc. (The)                                               33,900      2,243,841
Loews Corp. - Carolina Group (NON)                                                              --             --
MBIA, Inc.                                                                                  12,200        657,336
PMI Group, Inc. (The)                                                                       24,200      1,707,310
Radian Group, Inc.                                                                          75,700      3,398,930
UnumProvident Corp.                                                                         19,300        546,190
XL Capital, Ltd. Class A (Bermuda)                                                          53,200      4,687,984
                                                                                                   --------------
                                                                                                       23,146,231

Investment Banking/Brokerage                                                                                  1.6%
-----------------------------------------------------------------------------------------------------------------
Goldman Sachs Group, Inc. (The)                                                                 --             --
JPMorgan Chase & Co.                                                                       132,600      4,515,030
Lehman Brothers Holdings, Inc.                                                              25,400      1,645,158
Merrill Lynch & Company, Inc.                                                               91,200      4,649,376
Morgan Stanley Dean Witter & Co.                                                            67,800      3,729,000
                                                                                                   --------------
                                                                                                       14,538,564

Lodging/Tourism                                                                                               0.3%
-----------------------------------------------------------------------------------------------------------------
Cendant Corp. (NON)                                                                         68,200      1,192,136
Marriott International, Inc. Class A                                                        29,200      1,190,776
Royal Caribbean Cruises, Ltd.                                                               43,100        778,386
                                                                                                   --------------
                                                                                                        3,161,298

Machinery                                                                                                     0.2%
-----------------------------------------------------------------------------------------------------------------
Ingersoll-Rand Co. Class A (Bermuda)                                                            --             --
Parker-Hannifin Corp.                                                                       40,500      1,986,120
                                                                                                   --------------
                                                                                                        1,986,120

Manufacturing                                                                                                 0.1%
-----------------------------------------------------------------------------------------------------------------
Illinois Tool Works, Inc.                                                                   14,500      1,035,010

Media                                                                                                         0.8%
-----------------------------------------------------------------------------------------------------------------
Liberty Media Corp. Class A (NON)                                                           83,600      1,086,800
USA Networks, Inc. (NON)                                                                    75,800      2,167,122
Walt Disney Co. (The)                                                                      181,500      3,822,390
                                                                                                   --------------
                                                                                                        7,076,312

Medical Technology                                                                                            0.2%
-----------------------------------------------------------------------------------------------------------------
Pall Corp.                                                                                  41,900        966,214
Zimmer Holdings, Inc. (NON)                                                                 14,200        461,926
                                                                                                   --------------
                                                                                                        1,428,140

Metals                                                                                                        0.1%
-----------------------------------------------------------------------------------------------------------------
Alcoa, Inc.                                                                                     --             --
Freeport-McMoRan Copper & Gold, Inc. Class B (NON)                                          35,100        545,805
                                                                                                   --------------
                                                                                                          545,805

Natural Gas Utilities                                                                                         0.5%
-----------------------------------------------------------------------------------------------------------------
Dynegy, Inc. Class A                                                                        72,600      1,731,510
El Paso Corp.                                                                               50,600      1,920,270
National Fuel Gas Co.                                                                       24,200        554,180
NiSource, Inc.                                                                                  --             --
Williams Companies, Inc. (The)                                                              15,500        274,040
                                                                                                   --------------
                                                                                                        4,480,000

Oil & Gas                                                                                                     4.0%
-----------------------------------------------------------------------------------------------------------------
Anadarko Petroleum Corp.                                                                        --             --
Chevron Texaco Corp.                                                                        17,400      1,458,120
Conoco, Inc.                                                                               100,600      2,832,896
Devon Energy Corp.                                                                          49,400      1,838,668
Exxon Mobil Corp. (SEG)                                                                    319,500     12,476,475
Marathon Oil Corp.                                                                          49,100      1,377,255
Phillips Petroleum Co.                                                                      50,400      2,946,888
Royal Dutch Petroleum Co. PLC ADR (Netherlands)                                            111,800      5,586,646
TotalFinaElf SA ADR (France)                                                                56,400      3,968,304
Unocal Corp.                                                                                83,700      2,925,315
Valero Energy Corp.                                                                          9,900        454,806
                                                                                                   --------------
                                                                                                       35,865,373

Paper & Forest Products                                                                                       1.3%
-----------------------------------------------------------------------------------------------------------------
Abitibi-Consolidated, Inc. (Canada)                                                        211,100      1,701,466
Abitibi-Consolidated, Inc. (Canada)                                                             --             --
Boise Cascade Corp.                                                                         37,700      1,342,120
International Paper Co.                                                                     68,800      2,874,464
Smurfit-Stone Container Corp. (NON)                                                        135,500      2,142,255
Sonoco Products Co.                                                                         87,500      2,323,125
Weyerhaeuser Co.                                                                            21,200      1,236,384
                                                                                                   --------------
                                                                                                       11,619,814

Pharmaceuticals                                                                                               1.5%
-----------------------------------------------------------------------------------------------------------------
Abbott Laboratories                                                                         33,600      1,938,720
Bristol-Myers Squibb Co.                                                                    66,200      3,003,494
Johnson & Johnson                                                                           19,800      1,138,698
Merck & Company, Inc.                                                                      106,400      6,296,752
Pfizer, Inc.                                                                                    --             --
Pharmacia Corp.                                                                                 --             --
Schering-Plough Corp.                                                                       49,200      1,593,096
                                                                                                   --------------
                                                                                                       13,970,760

Publishing                                                                                                    0.1%
-----------------------------------------------------------------------------------------------------------------
Tribune Co.                                                                                 34,300      1,274,931

Railroads                                                                                                     0.7%
-----------------------------------------------------------------------------------------------------------------
CSX Corp.                                                                                   22,500        900,000
Union Pacific Corp.                                                                         89,800      5,572,090
                                                                                                   --------------
                                                                                                        6,472,090

Real Estate                                                                                                   1.1%
-----------------------------------------------------------------------------------------------------------------
Archstone-Smith Trust                                                                       75,600      1,880,928
Boston Properties, Inc. (R)                                                                 10,300        377,392
Equity Office Properties Trust (R)                                                          76,900      2,213,951
Equity Residential Properties Trust (R)                                                    210,400      5,634,512
                                                                                                   --------------
                                                                                                       10,106,783

Regional Bells                                                                                                2.4%
-----------------------------------------------------------------------------------------------------------------
BellSouth Corp.                                                                            133,500      5,340,000
SBC Communications, Inc. (SEG)                                                             190,800      7,145,460
Verizon Communications, Inc.                                                               195,100      9,042,885
                                                                                                   --------------
                                                                                                       21,528,345

Restaurants                                                                                                   0.8%
-----------------------------------------------------------------------------------------------------------------
AmeriKing, Inc. (NON)                                                                           25              1
Darden Restaurants, Inc.                                                                    62,700      2,583,240
McDonald's Corp.                                                                           130,400      3,544,272
Tricon Global Restaurants, Inc. (NON)                                                       14,200        792,360
                                                                                                   --------------
                                                                                                        6,919,873

Retail                                                                                                        1.4%
-----------------------------------------------------------------------------------------------------------------
Federated Department Stores, Inc. (NON)                                                     52,100      2,168,402
JC Penney Company, Inc.                                                                     79,200      1,969,704
Kroger Co. (NON)                                                                           117,700      2,424,620
Limited, Inc. (The)                                                                        124,300      2,305,765
May Department Stores Co.                                                                   22,200        816,960
Office Depot, Inc. (NON)                                                                    29,600        486,920
Rite Aid Corp. (NON)                                                                        62,100        147,798
Safeway, Inc. (NON)                                                                         22,600        914,170
Staples, Inc. (NON)                                                                             --             --
TJX Companies, Inc. (The)                                                                   40,300      1,666,002
                                                                                                   --------------
                                                                                                       12,900,341

Software                                                                                                      0.2%
-----------------------------------------------------------------------------------------------------------------
BMC Software, Inc. (NON)                                                                    85,500      1,510,785
Computer Associates International, Inc.                                                         --             --
                                                                                                   --------------
                                                                                                        1,510,785

Technology                                                                                                    0.1%
-----------------------------------------------------------------------------------------------------------------
Flextronics International, Ltd. (Singapore) (NON)                                           46,300      1,027,860

Technology Services                                                                                           0.2%
-----------------------------------------------------------------------------------------------------------------
Automatic Data Processing, Inc.                                                                 --             --
Convergys Corp. (NON)                                                                           --             --
KPMG Consulting, Inc. (NON)                                                                 66,700      1,107,220
Unisys Corp. (NON)                                                                          76,800        960,000
                                                                                                   --------------
                                                                                                        2,067,220

Telecommunications                                                                                            1.0%
-----------------------------------------------------------------------------------------------------------------
ALLTEL Corp.                                                                                26,400      1,464,672
AT&T Wireless Services, Inc. (NON)                                                          32,620        375,130
Citizens Communications Co. (NON)                                                           62,800        628,628
Qwest Communications International, Inc.                                                   206,800      2,171,400
Sprint Corp. (FON Group)                                                                    98,900      1,750,530
WorldCom, Inc.-WorldCom Group (NON)                                                        237,800      2,389,890
                                                                                                   --------------
                                                                                                        8,780,250

Tobacco                                                                                                       1.0%
-----------------------------------------------------------------------------------------------------------------
Philip Morris Companies, Inc.                                                              181,500      9,094,965

Waste Management                                                                                              0.6%
-----------------------------------------------------------------------------------------------------------------
Republic Services, Inc. (NON)                                                              186,300      3,241,620
Waste Management, Inc.                                                                      83,700      2,412,234
                                                                                                   --------------
                                                                                                        5,653,854

Total Common Stocks (cost $357,181,001 , $3,179,318,291 and                                        --------------
$3,536,499,292, respectively)                                                                         376,793,030
                                                                                                   --------------

U.S. Government and Agency Obligations                                                                       33.8% (a)
                                                                                  Principal Amount          Value
-----------------------------------------------------------------------------------------------------------------
U.S. Government Agency Mortgage Obligations                                                                  27.5%
-----------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corporation
  8 3/4s, with due dates from May 1, 2009 to June 1, 2009                                       --             --
  7s, with due dates from February 1, 2015 to November 1, 2016                     $    15,699,987  $  16,308,205
Federal National Mortgage Association Pass-Through Certificates
  11s, with due dates from October 1, 2015 to March 1, 2016                                     --             --
  8 3/4s, July 1, 2009                                                                          --             --
  8s, with due dates from August 1, 2026 to June 1, 2028                                    14,571         15,381
  7 1/2s, with due dates from September 1, 2022 to August 1, 2031                       14,060,459     14,598,202
  7s, with due dates from October 1, 2014 to January 1, 2032                            25,499,897     26,159,802
  6 5/8s, November 15, 2030                                                                155,000        162,556
  6 1/2s, with due dates from July 1, 2010 to March 1, 2032                             70,418,885     71,317,829
  TBA, 6 1/2s, with due dates from February 1, 2017 to February 1, 2032                 61,093,000     61,901,644
  6s, with due dates from May 1, 2016 to January 1, 2032                                 9,525,815      9,467,747
  TBA, 6s, with due dates from February 1, 2017 to February 1, 2032                     20,325,000     20,015,818
  5 1/2s, August 15, 2014                                                                       --             --
Government National Mortgage Association Pass-Through Certificates
  15s, September 15, 2011                                                                       --             --
  8s, with due dates from January 15, 2022 to December 15, 2027                          9,549,978     10,142,832
  7 1/2s, with due dates from September 15, 2005 to January 15, 2030                       926,749        968,147
  7s, with due dates from January 15, 2023 to December 15, 2028                          8,014,582      8,278,162
  6 1/2s, with due dates from September 15, 2024 to February 15, 2032                   10,571,028     10,699,725
                                                                                                   --------------
                                                                                                      250,036,050

U.S. Treasury Obligations                                                                                     6.3%
-----------------------------------------------------------------------------------------------------------------
U.S. Treasury Bonds
  8s, November 15, 2021                                                                  3,725,000      4,746,470
  6 1/8s, August 15, 2029 (SEG)                                                                 --             --
  6s, February 15, 2026                                                                  2,415,000      2,511,214
  5 3/8s, February 15, 2031                                                              8,100,000      8,030,421
U.S. Treasury Notes
  7s, July 15, 2006                                                                      5,010,000      5,539,958
  6 5/8s, May 15, 2007                                                                  14,900,000     16,336,509
  5s, August 15, 2011                                                                       10,000          9,977
  3 1/2s, November 15, 2006                                                             19,240,000     18,524,464
  3 1/4s, December 31, 2003                                                              1,340,000      1,343,980
                                                                                                   --------------
                                                                                                       57,042,993

Total U.S. Government and Agency Obligations (cost $303,637,709,
$1,104,103,486 and $1,407,741,195, respectively)                                                      307,079,043
                                                                                                   --------------

Corporate Bonds and Notes                                                                                    17.3% (a)
-----------------------------------------------------------------------------------------------------------------
Aerospace and Defense                                                                                         0.9%
-----------------------------------------------------------------------------------------------------------------
Boeing Co. (The) deb. 6 5/8s, 2038                                                       1,185,000      1,114,433
Lockheed Martin Corp. bonds 8 1/2s, 2029                                                   840,000      1,006,051
Raytheon Co. notes 8.3s, 2010                                                              710,000        785,906
Raytheon Co. notes 8.2s, 2006                                                            2,240,000      2,427,398
Raytheon Co. notes 6.15s, 2008                                                           2,040,000      2,015,071
Sequa Corp. sr. notes 9s, 2009                                                             380,000        368,600
                                                                                                   --------------
                                                                                                        7,717,459

Airlines                                                                                                      0.2%
-----------------------------------------------------------------------------------------------------------------
Continental Airlines, Inc. pass-through certificates Ser. 974C, 6.8s, 2009                      --             --
Continental Airlines, Inc. pass-through certificates Ser. 98-2, 6.32s, 2008                     --             --
Continental Airlines, Inc. pass-through certificates Ser. 981C, 6.541s, 2009             1,580,844      1,313,666
Northwest Airlines, Inc. company guaranty 8.7s, 2007                                       470,000        408,900
Northwest Airlines, Inc. company guaranty 8.52s, 2004                                           --             --
US Air, Inc. pass-through certificates Ser. 93A2, 9 5/8s, 2003                                  --             --
                                                                                                   --------------
                                                                                                        1,722,566

Automotive                                                                                                    0.5%
-----------------------------------------------------------------------------------------------------------------
DaimlerChrysler Corp. company guaranty 8 1/2s, 2031                                        895,000        982,621
Dana Corp. notes 9s, 2011                                                                  630,000        573,300
Dana Corp. 144A sr. notes 9s, 2011                                                              --             --
Ford Motor Co. bonds 6 5/8s, 2028                                                        1,455,000      1,231,963
Ford Motor Co. notes 7.45s, 2031                                                           710,000        663,417
Hayes Lemmerz International, Inc. company guaranty Ser. B, 9
1/8s, 2007 (In default) (NON)                                                                   --             --
Lear Corp. company guaranty Ser. B, 8.11s, 2009                                            130,000        133,011
Visteon Corp. sr. notes 8 1/4s, 2010                                                       580,000        591,264
                                                                                                   --------------
                                                                                                        4,175,576

Banking                                                                                                       3.2%
-----------------------------------------------------------------------------------------------------------------
Bank of America Corp. sub. notes 7.4s, 2011                                              3,160,000      3,394,535
Bank One Corp. notes 6s, 2008                                                            2,265,000      2,278,613
Bank United Corp. notes Ser. A, 8s, 2009                                                 2,320,000      2,524,902
BankAmerica Corp. sr. notes 5 7/8s, 2009                                                   615,000        610,246
Citicorp sub. notes 6 3/8s, 2008                                                         1,885,000      1,929,260
Colonial Bank sub. notes 9 3/8s, 2011                                                      640,000        679,872
Colonial Bank sub. notes 8s, 2009                                                          750,000        738,195
Colonial Capital II 144A company guaranty 8.92s, 2027                                       15,000         13,733
Dime Capital Trust I bank guaranty Ser. A, 9.33s, 2027                                     700,000        760,816
Firstar Bank Milwaukee sr. notes 6 1/4s, 2002                                              470,000        482,812
GS Escrow Corp. sr. notes 7 1/8s, 2005                                                   1,265,000      1,262,306
Imperial Bank sub. notes 8 1/2s, 2009                                                      755,000        839,435
Merita Bank, Ltd. sub. notes 6 1/2s, 2006 (Finland)                                             --             --
National City Corp. sub. notes 7.2s, 2005                                                  475,000        507,766
NB Capital Trust IV company guaranty 8 1/4s, 2027                                          850,000        903,082
Norwest Corp. med. term sr. notes 6 3/4s, 2027                                             720,000        708,336
Norwest Corp. notes Ser. G, 6 7/8s, 2006                                                 2,240,000      2,319,715
Peoples Bank- Bridgeport sub. notes 7.2s, 2006                                           2,985,000      2,905,659
Peoples Heritage Capital Trust company guaranty Ser. B, 9.06s, 2027                         15,000         14,053
PNC Funding Corp. company guaranty 5 3/4s, 2006                                          1,430,000      1,439,481
Royal Bank of Scotland Group PLC bonds Ser. 2, 8.817s, 2005 (United Kingdom)               995,000      1,075,117
Sovereign Bancorp, Inc. sr. notes 10 1/2s, 2006                                          1,130,000      1,231,700
Wachovia Corp. notes 4.95s, 2006                                                           790,000        778,324
Webster Capital Trust I 144A bonds 9.36s, 2027                                           1,310,000      1,201,506
                                                                                                   --------------
                                                                                                       28,599,464

Beverage                                                                                                      0.1%
-----------------------------------------------------------------------------------------------------------------
Pepsi Bottling Group, Inc. (The) sr. notes Ser. B, 7s, 2029                              1,095,000      1,166,580

Broadcasting                                                                                                  0.2%
-----------------------------------------------------------------------------------------------------------------
British Sky Broadcasting PLC company guaranty 8.2s, 2009 (United Kingdom)                  530,000        542,206
News America Holdings, Inc. deb. 7.7s, 2025                                                700,000        686,140
PanAmSat Corp. 144A sr. notes 8 1/2s, 2012                                                 490,000        490,613
                                                                                                   --------------
                                                                                                        1,718,959

Building Materials                                                                                            0.0%
-----------------------------------------------------------------------------------------------------------------
Building Materials Corp. company guaranty 8s, 2008                                          70,000         52,150
Morrison Knudsen Corp. 144A sr. notes 11s, 2010 (In default) (NON)(b)                      110,000         23,100
                                                                                                   --------------
                                                                                                           75,250

Cable Television                                                                                              0.0%
-----------------------------------------------------------------------------------------------------------------
CSC Holdings, Inc. sr. sub. deb. 10 1/2s, 2016                                              75,000         82,500
CSC Holdings, Inc. sr. sub. deb. 9 7/8s, 2013                                                   --             --
NTL Communications Corp. sr. notes Ser. B, 11 7/8s, 2010(b)                                 40,000         14,200
NTL Communications Corp. sr. notes Ser. B, 11 1/2s, 2008(b)                                410,000        145,550
                                                                                                   --------------
                                                                                                          242,250

Chemicals                                                                                                     0.3%
-----------------------------------------------------------------------------------------------------------------
Airgas, Inc. company guaranty 9 1/8s, 2011                                                  80,000         83,600
Equistar Chemicals LP/Equistar Funding Corp. company guaranty 10 1/8s, 2008                680,000        669,800
Hercules, Inc. company guaranty 11 1/8s, 2007                                               30,000         31,650
IMC Global, Inc. company guaranty Ser. B, 10 7/8s, 2008                                     70,000         75,214
Lyondell Petrochemical Co. notes Ser. A, 9 5/8s, 2007                                      640,000        638,400
Lyondell Petrochemical Co. sec. notes Ser. B, 9 7/8s, 2007                                 290,000        281,300
Millenium America, Inc. company guaranty 9 1/4s, 2008                                      180,000        186,750
Millenium America, Inc. company guaranty 7s, 2006                                          120,000        114,430
Rohm & Haas Co. notes 7.4s, 2009                                                           635,000        679,425
                                                                                                   --------------
                                                                                                        2,760,569

Commercial and Consumer Services                                                                              0.0%
-----------------------------------------------------------------------------------------------------------------
Unicco Service Co. company guaranty Ser. B, 9 7/8s, 2007                                        --             --

Computers                                                                                                     0.1%
-----------------------------------------------------------------------------------------------------------------
IBM Corp. deb. 7 1/8s, 2096                                                                975,000      1,000,243

Conglomerates                                                                                                 0.5%
-----------------------------------------------------------------------------------------------------------------
TRAINS 5-2002 144A sec. notes FRN 5.996s, 2007                                           4,300,000      4,420,486

Consumer Finance                                                                                              1.0%
-----------------------------------------------------------------------------------------------------------------
Capital One Financial Corp. notes 7 1/4s, 2006                                             300,000        286,173
Caterpillar Financial Services Corp. sr. notes 5.95s, 2006                                 730,000        748,316
Conseco Finance Trust III, Inc. bonds 8.796s, 2027(b)                                      550,000        165,000
Ford Motor Credit Corp. bonds 7 3/8s, 2011                                                 525,000        521,472
Ford Motor Credit Corp. notes 7.6s, 2005                                                   215,000        220,334
Ford Motor Credit Corp. notes 7 3/8s, 2009                                               1,500,000      1,500,615
Ford Motor Credit Corp. notes 6 1/2s, 2007                                               2,345,000      2,305,342
Ford Motor Credit Corp. sr. notes 5.8s, 2009                                               510,000        468,047
General Motors Acceptance Corp. notes 6 1/8s, 2006                                              --             --
General Motors Acceptance Corp. notes Ser. MTN, 5.36s, 2004                              1,530,000      1,523,421
Household Finance Corp. notes 6 1/2s, 2008                                                 815,000        804,454
Household Finance Corp. sr. unsub. 5 7/8s, 2009                                            335,000        316,545
                                                                                                   --------------
                                                                                                        8,859,719

Electric Utilities                                                                                            0.9%
-----------------------------------------------------------------------------------------------------------------
Arizona Public Service Co. sr. notes 6 3/4s, 2006                                        1,005,000      1,047,512
Avista Corp. sr. notes 9 3/4s, 2008                                                        370,000        382,543
CILCORP, Inc. sr. notes 8.7s, 2009                                                         760,000        758,533
CMS Energy Corp. pass-through certificates 7s, 2005                                             --             --
CMS Energy Corp. sr. notes 7 5/8s, 2004                                                         --             --
CMS Energy Corp. sr. notes Ser. B, 6 3/4s, 2004                                            380,000        380,004
DPL, Inc. 144A bonds 8 1/8s, 2031                                                        1,785,000      1,732,826
FirstEnergy Corp. notes Ser. A, 5 1/2s, 2006                                             2,235,000      2,228,094
Mission Energy Holding Co. sec. notes 13 1/2s, 2008                                        260,000        288,600
Northeast Utilities notes Ser. A, 8.58s, 2006                                               21,070         22,418
Northeast Utilities notes Ser. B, 8.38s, 2005                                              350,533        366,181
Progress Energy, Inc. sr. notes 6.55s, 2004                                                     --             --
PSI Energy, Inc. 1st mtge. Ser. EEE, 6.65s, 2006                                         1,375,000      1,392,754
                                                                                                   --------------
                                                                                                        8,599,465

Energy                                                                                                        0.2%
-----------------------------------------------------------------------------------------------------------------
Pride Petroleum Services, Inc. sr. notes 9 3/8s, 2007                                      290,000        304,500
Transocean Sedco Forex, Inc. notes 6 5/8s, 2011                                          1,240,000      1,222,603
                                                                                                   --------------
                                                                                                        1,527,103

Financial                                                                                                     2.9%
-----------------------------------------------------------------------------------------------------------------
Ace INA Holdings, Inc. company guaranty 8.3s, 2006                                       1,065,000      1,157,815
American General Corp. sr. notes 6 5/8s, 2029                                            1,515,000      1,521,037
American General Institute 144A company guaranty 8 1/8s, 2046                                   --             --
Associates Corp. sr. notes 6 1/4s, 2008                                                    700,000        724,101
Associates First Capital Corp. deb. 6.95s, 2018                                            705,000        734,483
Associates First Capital Corp. sub. deb. 8.15s, 2009                                       565,000        627,896
Citigroup, Inc. bonds 6 1/2s, 2011                                                       2,050,000      2,109,963
Conseco Financing Trust II company guaranty 8.7s, 2026(b)                                  890,000        267,000
Fairfax Financial Holdings, Ltd. notes 6 7/8s, 2008 (Canada)                               130,000         91,715
Fannie Mae Bonds  7 1/4s, 2030                                                           5,510,000      6,207,346
Fannie Mae Notes  7 1/4s, 2010                                                           3,655,000      4,070,250
Liberty Mutual Insurance 144A notes 7.697s, 2097                                         1,300,000      1,008,696
Markel Capital Trust I company guaranty Ser. B, 8.71s, 2046                                455,000        306,838
Metlife, Inc. sr. notes 5 1/4s, 2006                                                     1,210,000      1,212,753
Port Arthur Finance Corp. company guaranty 12 1/2s, 2009                                   290,000        294,350
Principal Financial Group AU 144A notes 7.95s, 2004 (Australia)                          1,445,000      1,550,283
Sun Life Canada Capital Trust 144A company guaranty 8.526s, 2049                         1,595,000      1,669,120
TIG Capital Trust I 144A bonds 8.597s, 2027                                                955,000        534,800
Verizon Global Funding Corp. notes 7 1/4s, 2010                                          1,905,000      2,039,664
Willis Corroon Corp. 144A company guaranty 9s, 2009                                             --             --
                                                                                                   --------------
                                                                                                       26,128,110

Food                                                                                                          0.2%
-----------------------------------------------------------------------------------------------------------------
Kraft Foods, Inc. notes 4 5/8s, 2006                                                     2,145,000      2,100,792

Gaming & Lottery                                                                                              0.2%
-----------------------------------------------------------------------------------------------------------------
International Game Technology sr. notes 8 3/8s, 2009                                       330,000        349,800
International Game Technology sr. notes 7 7/8s, 2004                                       170,000        176,800
Mandalay Resort Group sr. sub. notes Ser. B, 10 1/4s, 2007                                 320,000        340,800
MGM Mirage, Inc. company guaranty 9 3/4s, 2007                                             110,000        117,425
MGM Mirage, Inc. company guaranty 8 3/8s, 2011                                             190,000        192,138
Mohegan Tribal Gaming Authority sr. notes 8 1/8s, 2006                                     410,000        418,200
Mohegan Tribal Gaming Authority sr. sub. notes 8 3/4s, 2009                                 20,000         20,700
Mohegan Tribal Gaming Authority sr. sub. notes 8 3/8s, 2011                                     --             --
Park Place Entertainment Corp. sr. notes 7 1/2s, 2009                                      100,000         96,878
Park Place Entertainment Corp. sr. sub. notes 9 3/8s, 2007                                 480,000        507,000
                                                                                                   --------------
                                                                                                        2,219,741

Health Care                                                                                                   0.1%
-----------------------------------------------------------------------------------------------------------------
HCA, Inc. deb. 7.19s, 2015                                                                 140,000        137,550
HCA, Inc. med. term notes 8.85s, 2007                                                           --             --
HCA, Inc. med. term notes 8.7s, 2010                                                       400,000        424,000
HCA, Inc. med. term notes 6.63s, 2045                                                       30,000         30,224
HCA, Inc. notes 7 1/4s, 2008                                                                    --             --
Integrated Health Services, Inc. sr. sub. notes Ser. A, 9 1/2s,
2007 (In default) (NON)(b)                                                                  75,000              8
Integrated Health Services, Inc. sr. sub. notes Ser. A, 9 1/4s, 2008
(In default) (NON)(b)                                                                       50,000              5
Mariner Post-Acute Network, Inc. sr. sub. notes Ser. B, 9 1/2s, 2007
(In default) (NON)                                                                         180,000          1,800
Mariner Post-Acute Network, Inc. sr. sub. notes stepped-coupon Ser. B,
zero % (10 1/2s, 11/1/02), 2007 (STP)                                                       50,000            250
Multicare Companies, Inc. sr. sub. notes 9s, 2007 (In default) (NON)(b)                    220,000             22
Tenet Healthcare Corp. sr. notes Ser. B, 8 1/8s, 2008                                      400,000        427,424
                                                                                                   --------------
                                                                                                        1,021,283

Homebuilding                                                                                                  0.1%
-----------------------------------------------------------------------------------------------------------------
D.R. Horton, Inc. company guaranty 8s, 2009                                                680,000        688,500

Investment Banking/Brokerage                                                                                  0.2%
-----------------------------------------------------------------------------------------------------------------
Goldman Sachs Group, Inc (The) notes Ser. B, 7.35s, 2009                                   785,000        832,846
Merrill Lynch & Company, Inc. notes Ser. B, 5.36s, 2007                                         --             --
Morgan Stanley Dean Witter & Co. sr. notes 6 3/4s, 2011                                  1,070,000      1,101,982
                                                                                                   --------------
                                                                                                        1,934,828

Lodging/Tourism                                                                                               0.2%
-----------------------------------------------------------------------------------------------------------------
Felcor Lodging LP company guaranty 9 1/2s, 2008 (R)                                        340,000        352,750
Hilton Hotels Corp. notes 8 1/4s, 2011                                                     540,000        543,484
HMH Properties, Inc. company guaranty Ser. B, 7 7/8s, 2008                                 970,000        940,900
                                                                                                   --------------
                                                                                                        1,837,134

Machinery                                                                                                     0.3%
-----------------------------------------------------------------------------------------------------------------
Case Corp. notes 7 1/4s, 2016                                                               80,000         62,400
Caterpillar, Inc. notes 6.55s, 2011                                                      2,345,000      2,429,279
                                                                                                   --------------
                                                                                                        2,491,679

Media                                                                                                         0.5%
-----------------------------------------------------------------------------------------------------------------
AOL Time Warner, Inc. bonds 7 5/8s, 2031                                                 1,865,000      1,928,168
Viacom, Inc. company guaranty 7 7/8s, 2030                                               2,450,000      2,699,900
                                                                                                   --------------
                                                                                                        4,628,068

Metals                                                                                                        0.0%
-----------------------------------------------------------------------------------------------------------------
AK Steel Corp. company guaranty 7 7/8s, 2009                                               405,000        399,938
Anker Coal Group, Inc. company guaranty Ser. B, 14 1/4s, 2007 (PIK)(b)                      18,710          8,045
LTV Corp. company guaranty 11 3/4s, 2009 (In default) (NON)(b)                             220,000          1,100
                                                                                                   --------------
                                                                                                          409,083

Natural Gas Utilities                                                                                         0.1%
-----------------------------------------------------------------------------------------------------------------
Nisource Finance Corp. company guaranty 7 7/8s, 2010                                     1,160,000      1,196,343

Oil & Gas                                                                                                     1.4%
-----------------------------------------------------------------------------------------------------------------
Conoco Funding Co. company guaranty 6.35s, 2011                                            920,000        937,425
Conoco Funding Co. company guaranty 5.45s, 2006                                          1,385,000      1,392,770
El Paso Energy Partners L.P. company guaranty Ser. B, 8 1/2s, 2011                         830,000        843,488
Leviathan Gas Corp. company guaranty Ser. B, 10 3/8s, 2009                                 370,000        393,588
Louis Dreyfus Natural Gas Corp. notes 6 7/8s, 2007                                       1,870,000      1,928,662
Newfield Exploration Co. sr. notes 7 5/8s, 2011                                            160,000        156,800
Norsk Hydro ASA notes 6.36s, 2009 (Norway)                                               1,555,000      1,561,749
Occidental Petroleum, Corp. 144A Structured Notes 6.019%, 2004
(issued by STEERS Credit Trust 2001)                                                     2,135,000      2,188,375
Ocean Energy, Inc. company guaranty Ser. B, 8 3/8s, 2008                                    90,000         94,250
Phillips Petroleum Co. notes 8 3/4s, 2010                                                1,495,000      1,748,776
Pioneer Natural Resources Co. company guaranty 9 5/8s, 2010                                 60,000         66,600
Union Oil Company of California company guaranty 7 1/2s, 2029                              950,000        984,685
Union Pacific Resources Group, Inc. notes 7.3s, 2009                                       405,000        423,780
                                                                                                   --------------
                                                                                                       12,720,948

Paper & Forest Products                                                                                       0.1%
-----------------------------------------------------------------------------------------------------------------
Boise Cascade Corp. notes 7 1/2s, 2008                                                     330,000        332,475
Georgia-Pacific Corp. notes 8 7/8s, 2031                                                   160,000        142,469
Norampac, Inc. sr. notes 9 1/2s, 2008 (Canada)                                             140,000        146,300
                                                                                                   --------------
                                                                                                          621,244

Power Producers                                                                                               0.3%
-----------------------------------------------------------------------------------------------------------------
AES Corp. (The) sr. notes 9 3/8s, 2010                                                   1,500,000      1,306,875
Calpine Corp. sr. notes 8 3/4s, 2007                                                            --             --
Calpine Corp. sr. notes 8 1/2s, 2011                                                     1,290,000      1,044,900
Calpine Corp. sr. notes 7 7/8s, 2008                                                        60,000         49,200
Calpine Corp. sr. notes 7 3/4s, 2009                                                       130,000        104,000
Midland Funding Corp. II debs. Ser. A, 11 3/4s, 2005                                        35,000         37,790
Mirant Americas Generation, Inc. sr. notes 8.3s, 2011                                           --             --
York Power Funding 144A notes 12s, 2007 (Cayman Islands) (In default) (NON)                127,000        119,380
                                                                                                   --------------
                                                                                                        2,662,145

Publishing                                                                                                    0.1%
-----------------------------------------------------------------------------------------------------------------
PRIMEDIA, Inc. company guaranty 8 7/8s, 2011                                               500,000        465,000

Railroads                                                                                                     0.4%
-----------------------------------------------------------------------------------------------------------------
Burlington Northern Santa Fe Corp. notes 7 1/8s, 2010                                    1,020,000      1,074,172
Norfolk Southern Corp. sr. notes 6 3/4s, 2011                                            2,440,000      2,499,634
                                                                                                   --------------
                                                                                                        3,573,806

Real Estate                                                                                                   0.2%
-----------------------------------------------------------------------------------------------------------------
Simon Property Group LP 144A notes 6 3/8s, 2007                                          1,425,000      1,409,482
Tanger Properties, Ltd. company guaranty 7 7/8s, 2004                                           --             --
                                                                                                   --------------
                                                                                                        1,409,482

Restaurants                                                                                                   0.1%
-----------------------------------------------------------------------------------------------------------------
Tricon Global Restaurants, Inc. sr. notes 8 7/8s, 2011                                     600,000        636,000
Tricon Global Restaurants, Inc. sr. notes 7.65s, 2008                                      190,000        190,950
                                                                                                   --------------
                                                                                                          826,950

Retail                                                                                                        0.1%
-----------------------------------------------------------------------------------------------------------------
Dillards, Inc. notes 6.43s, 2004                                                           120,000        107,522
JC Penney Company, Inc. notes 7.6s, 2007                                                   380,000        362,900
Southland Corp. deb. Ser. A, 4 1/2s, 2004                                                  115,000        107,433
Southland Corp. sr. sub. deb. 5s, 2003                                                     270,000        258,652
                                                                                                   --------------
                                                                                                          836,507

Shipping                                                                                                      0.0%
-----------------------------------------------------------------------------------------------------------------
Aran Shipping & Trading SA notes 8.3s, 2004 (Greece)                                            --             --

Software                                                                                                      0.0%
-----------------------------------------------------------------------------------------------------------------
Telehub Communications Corp. company guaranty stepped-coupon zero%
(13 7/8s, 7/31/02), 2005 (STP)                                                              40,000              4

Technology                                                                                                    0.0%
-----------------------------------------------------------------------------------------------------------------
Flextronics International, Ltd. sr. sub. notes 9 7/8s, 2010 (Singapore)                     90,000         97,200
Lucent Technologies, Inc. deb. 6.45s, 2029                                                  80,000         54,800
Lucent Technologies, Inc. notes 7 1/4s, 2006                                                60,000         52,800
                                                                                                   --------------
                                                                                                          204,800

Technology Services                                                                                           0.1%
-----------------------------------------------------------------------------------------------------------------
Xerox Cap Europe PLC company guaranty 5 7/8s, 2004 (United Kingdom)                         50,000         45,250
Xerox Corp. notes 5 1/2s, 2003                                                              70,000         64,400
Xerox Corp. notes Ser. E, 5 1/4s, 2003                                                     130,000        118,625
Xerox Corp. 144A sr. notes 9 3/4s, 2009                                                    780,000        733,200
                                                                                                   --------------
                                                                                                          961,475

Telecommunications                                                                                            1.3%
-----------------------------------------------------------------------------------------------------------------
Calpoint Receivable Structured Trust 2001 144A bonds 7.44s, 2006                         1,245,000      1,223,972
Cingular Wireless 144A notes 5 5/8s, 2006                                                1,070,000      1,073,681
Flag, Ltd. 144A sr. notes 8 1/4s, 2008 (Bermuda)                                            20,000         11,600
France Telecom 144A notes 7 3/4s, 2011 (France)                                          2,015,000      2,151,536
Sprint Capital Corp. company guaranty 5 7/8s, 2004                                       1,635,000      1,663,040
Verizon Wireless, Inc. 144A notes 5 3/8s, 2006                                           3,565,000      3,536,837
WorldCom, Inc.-WorldCom Group notes 7 1/2s, 2011                                         2,010,000      1,966,343
                                                                                                   --------------
                                                                                                       11,627,009

Textiles                                                                                                      0.0%
-----------------------------------------------------------------------------------------------------------------
Kasper A.S.L., Ltd. sr. notes 12 3/4s, 2004 (In default) (NON)                              50,000         11,000
Levi Strauss & Co. sr. notes 11 5/8s, 2008                                                 145,000        144,638
                                                                                                   --------------
                                                                                                          155,638

Tobacco                                                                                                       0.2%
-----------------------------------------------------------------------------------------------------------------
Philip Morris Companies, Inc. notes 7 1/2s, 2004                                         1,120,000      1,192,005
Philip Morris Companies, Inc. notes 7 1/4s, 2003                                                --             --
Philip Morris Companies, Inc. notes 7 1/8s, 2004                                           600,000        632,214
                                                                                                   --------------
                                                                                                        1,824,219

Toys                                                                                                          0.0%
-----------------------------------------------------------------------------------------------------------------
Hasbro, Inc. notes 6.15s, 2008                                                             130,000        118,300

Waste Management                                                                                              0.1%
-----------------------------------------------------------------------------------------------------------------
Browning-Ferris deb. 7.4s, 2035                                                          1,090,000        866,550
Waste Management, Inc. notes 6 5/8s, 2002                                                       --             --
                                                                                                   --------------
                                                                                                          866,550

Water Utilities                                                                                               0.1%
-----------------------------------------------------------------------------------------------------------------
Azurix Corp. sr. notes Ser. B, 10 3/8s, 2007(b)                                            950,000        750,500

Total Corporate Bonds and Notes (cost $155,669,035, $684,232,063,                                  --------------
and $839,901,098, respectively)                                                                       156,865,827
                                                                                                   --------------

Collateralized Mortgage Obligations                                                                           4.0% (a)
-----------------------------------------------------------------------------------------------------------------
Amortizing Residential Collateral Trust Ser. 01-BC6, Class AIO,
Interest Only (IO), 6s, 2004                                                            12,852,000      1,000,046
Arc Net Interest Margin Trust FRN Ser. 01-5A, Class A, 2.47s, 2008                         466,337        465,171
Arc Net Interest Margin Trust 144A Ser. 01-6A, Class A, 7 1/4s, 2031                            --             --
Banc of America Commercial Mortgage, Inc. Ser. 01-PB1, Class XC, IO,
0.833s, 2035                                                                             2,768,248        118,516
Chase Commercial Mortgage Securities Corp. Ser. 98-1, Class A1,
6.34s, 2006                                                                                534,216        556,253
Commercial Mortgage Asset Trust Ser. 99-C1, Class X, IO, 0.92s, 2020                    15,483,487        902,397
Countrywide Home Loan
  Ser. 98-A12, Class A14, 8s, 2028                                                         975,000      1,030,758
  Ser. 98-3, Class A5, 6 3/4s, 2028                                                             --             --
Countrywide Mortgage Backed Securities, Inc. Ser. 93-C, Class A8,
6 1/2s, 2024                                                                                    --             --
Criimi Mae Commercial Mortgage Trust Ser. 98-C1, Class A2, 7s, 2011                             --             --
Criimi Mae Commercial Mortgage Trust 144A Ser. 98-C1, Class B, 7s, 2011                         --             --
CS First Boston Mortgage Securities Corp.
  Ser. 1999-C1, Class E, 7.928s, 2009                                                      520,000        555,158
  Ser. 01-CK3, Class A1, 5.26s, 2006                                                       695,238        710,696
Fannie Mae
  Ser. 92-15, Class L, IO, 8s, 2022                                                             --             --
  Ser. 01-T8, Class A1, 7 1/2s, 2031                                                     3,055,092      3,231,715
  Ser. 01-T4, Class A1, 7 1/2s, 2028                                                     3,719,897      3,934,953
  Ser. 00-4, Class SX, 6 1/2s, 2023                                                             --             --
  Ser. 01-T12, IO, 0.5723s, 2041                                                        30,106,045        503,335
  Ser. 02-T1, IO, 0.429s, 2031                                                          22,330,000        282,614
  Ser. 02-T2 Principal Only (PO) zero %, July 25, 2041                                     940,000        646,250
FFCA Secured Lending Corp. 144A Ser. 00-1, Class A2, 7.77s, 2027                         3,725,000      3,981,142
First Union National Bank Commercial Mortgage 144A
  Ser. 01-C4, Class G, 6.937s, 2033                                                        285,000        286,291
  Ser. 01-C4, Class F, 6.79s, 2033                                                         145,000        146,167
Freddie Mac
 Ser. 2028, Class SG, IO, 10.998s, 2023                                                  1,735,000        695,084
 Ser. 216, IO, 6s, 2032                                                                  3,326,059      1,022,763
 Ser. 204, IO, 6s,  2029                                                                        --             --
G-Force FRB Ser. 01-1, Class A, 4.18s, 2033                                                     --             --
GE Capital Mortgage Services, Inc. Ser. 98-11, Class 2A4, 6 3/4s, 2028                     740,000        744,425
General Growth Properties-Mall Properties Trust FRB Ser. 01-C1A,
Class D3, 4.07s, 2014                                                                    2,473,289      2,473,289
General Growth Properties-Mall Properties Trust 144A Ser. 01-C1A,
Class D2, 5.89s, 2011                                                                      219,683        212,218
Government National Mortgage Association Ser. 98-2, Class EA, PO,
zero %, 2028                                                                             1,558,804      1,321,086
GS Mortgage Securities Corp. II Ser. 01-LIB, Class A2, 6.615s, 2016                      1,145,000      1,145,000
Host Marriott Pool Trust Ser. 99-HMTA, Class C, 7.73s, 2009                                 58,000         59,903
Housing Securities Inc.
  Ser. 93-F, Class F9M2, 7s, 2023                                                          294,091        294,805
  Ser. 94-1, Class AB1, 6 1/2s, 2009                                                        83,365         78,736
LB Commercial Conduit Mortgage Trust Ser. 99-C2, Class B, 7.425s, 2009                     515,000        550,722
LB-UBS Commercial Mortgage Trust
  Ser. 00-C3, Class A2, 7.95s, 2010                                                      1,710,000      1,892,226
  Ser. 01-C7, Class A5, 6.133s, 2011                                                     2,117,000      2,106,669
LB-UBS Commercial Mortgage Trust 144A Ser. 01-C7, Class XCL, IO,
0.711s, 2033                                                                             9,880,188        390,202
Merrill Lynch Mortgage Investors, Inc.
  Ser. 96-C2, Class E, 6.96s, 2028                                                         520,000        490,100
  Ser. 98-C2, Class A1, 6.22s, 2030                                                        300,208        309,871
  Ser. 98-C2, IO, 1.538s, 2030                                                           8,177,484        517,481
Morgan Stanley Dean Witter Capital I Ser. 00, Class B, 7.638s, 2010                        260,000        282,141
Morgan Stanley Dean Witter Capital I 144A
  FRB Ser. 01-XLF, Class D, 3.6s, 2013                                                     319,957        319,426
  FRB Ser. 01-XLF, Class E, 3.337s, 2013                                                   204,992        202,596
Prudential Home Mortgage Securities Ser. 92-25, Class B3, 8s, 2022                         234,696        237,061
Prudential Home Mortgage Securities 144A
  Ser. 94-31, Class B3, 8s, 2009                                                           111,023        112,671
  Ser. 95-D, Class 5B, 7.54s, 2024                                                              --             --
Residential Funding Mortgage Ser. 98-S13, Class A21, 6 3/4s, 2028                               --             --
Ryland Mortgage Securities Corp.
  Ser. 94-7C, Class B1, 7.359s, 2025                                                            --             --
  Ser. 94-7C, Class B1, 7.359s, 2025                                                            --             --
Salomon Brothers Mortgage Securities VII Ser. 00-C1, Class G, 7.52s, 2010                  540,000        550,125
Sears Mortgage Securities Ser. 93-7, Class T7, 7s, 2007                                         --             --
TIAA Retail Commercial Mortgage Trust Ser. 99-1, Class A, 7.17s, 2032                    1,482,708      1,563,812

Total Collateralized Mortgage Obligations (cost $34,785,326,                                       --------------
$199,734,406, and $234,519,732, respectively)                                                          35,923,874
                                                                                                   --------------
Asset-Backed Securities                                                                                       1.9%

                                                                                  Principal Amount          Value
-----------------------------------------------------------------------------------------------------------------
Asset Backed Securities Corp. Home Equity Loan Trust Ser. 02-HE1,
Class AIO, IO, 6 1/2s, 2032                                                              8,213,000        929,096
Asset Backed Securities Corp. NIMS Trust Ser. 01-HE3, Class A,
7s, 2031                                                                                   330,707        324,713
Advanta Mortgage Loan Trust Ser. 00-1, Class A4, 8.61s, 2028                               504,000        536,689
Bayview Financial Acquisition Trust Ser. 02-XA, Class AIO1, IO,
1.327s, 2005                                                                            86,255,000      1,253,393
Conseco Finance Securitizations Corp.
 Ser. 00-4, Class A6, 8.31s, 2032                                                        3,120,000      3,288,675
 Ser. 00-5, Class A6, 7.96s, 2032                                                        1,870,000      1,963,548
 Ser. 01-04, Class A4, 7.36s, 2019                                                       1,665,000      1,667,602
 Ser. 01-3, Class A4, 6.91s, 2031                                                        1,110,000      1,072,191
 Ser. 01-4, Class B1, 9.4s, 2010                                                           760,000        725,830
First Plus 144A Ser. 98-A, Class A, 8 1/2s, 2023                                                --             --
First Plus Home Loan Trust Ser. 97-3, Class B1, 7.79s, 2023                              1,215,250      1,246,581
Lehman Abs Manufactured Housing Contract Ser. 01-B, Class A6,
6.467s, 2028                                                                               281,000        267,245
Lehman Manufactured Housing Ser. 98-1, Class 1, 0.146s, 2028                             7,402,842        166,564
Mid-State Trust Ser. 10, Class B, 7.54s, 2026                                              473,942        450,245
Morgan Stanley Dean Witter Capital I
 Ser. 01-NC3, Class B1, FRN, 4.38s, 2031                                                   290,000        290,000
 Ser. 01-NC4, Class B1, FRN, 4.42s, 2032                                                 1,227,000      1,197,552
 Ser. 02-AM1, Class B1, FRN, 4.661s, 2032                                                  385,000        383,436
Option One Mortgage Loan Trust Ser. 02-1, 6 3/4s, 2032                                          --             --
Structured Asset Security Corp. Ser. 98-RF3, IO, 2.621s, 2028                                   --             --
Xerox Equipment Lease Owner Trust 144A FRB Ser. 01-1, Class A,
2.621s, 2008                                                                             1,775,744      1,781,294

Total Asset-Backed Securities (cost $17,927,884, $86,537,320, and                                  --------------
$104,465,204, respectively)                                                                            17,544,654
                                                                                                   --------------

Convertible Preferred Stocks                                                                                  0.6% (a)
                                                                                            Shares          Value
-----------------------------------------------------------------------------------------------------------------
Anker Coal Group, Inc. 14.25% cv. pfd.                                                           7             35
Anthem, Inc. $6.00 cv. pfd                                                                  10,430        717,063
Ford Motor Company Capital Trust II $3.25 cum. cv. pfd.                                     15,500        854,438
Motorola, Inc. $7.00 cv, pfd.                                                               14,900        647,256
TXU Corp. $4.375 cv. pfd                                                                    32,800      1,718,720
Williams Companies, Inc. (The) $2.25 cv. pfd.                                               29,000        616,250
World Access, Inc. 144A Ser. D, zero % cv. pfd.                                                 14              3
Xerox Corp. 144A $7.50 cv. notes                                                             6,400        476,032

Total Convertible Preferred Stocks (cost $5,936,625, $25,404,268,                                  --------------
and $31,340,893, respectively)                                                                          5,029,797
                                                                                                   --------------

Foreign Government Bonds and Notes                                                                            0.8% (a)
                                                                                  Principal Amount          Value
-----------------------------------------------------------------------------------------------------------------
Ontario (Province of) sr. unsub. 5 1/2s, 2008 (Canada)                                  $3,555,000      3,570,642
Quebec (Province of) sr. unsub. 5 3/4s, 2009 (Canada)                                    3,270,000      3,294,525

Total Foreign Government Bonds and Notes (cost $6,773,429,                                         --------------
$17,580,634, and $24,354,063, respectively)                                                             6,865,167
                                                                                                   --------------

Preferred Stocks                                                                                              0.3% (a)
                                                                                            Shares          Value
-----------------------------------------------------------------------------------------------------------------
AmeriKing, Inc. $3.25 cum. pfd. (PIK)                                                        1,879             19
California Federal Bancorp, Inc. Ser. A, $2.281 pfd.                                            --             --
Chevy Chase Capital Corp. Ser. A, $5.188 pfd. (PIK)                                            315         17,483
CSC Holdings, Inc. Ser. M, $11.125 cum. pfd. (PIK)                                           7,579        807,164
First Union Capital II Ser. A, 7.95% pfd.                                                1,820,000      1,881,480
Fresenius Medical Capital Trust II 7.875% company guaranty pfd.
(Germany)                                                                                  320,000        320,000
Paxson Communications Corp. 13.25% cum. pfd. (PIK)                                              --             --

Total Preferred Stocks (cost $2,868,673, $9,209,758, and                                           --------------
$12,078,431, respectively)                                                                              3,026,146
                                                                                                   --------------
Convertible Bonds and Notes (cost $1,828,875, $8,351,563, and
$10,360,438, respectively)                                                                                    0.2% (a)
                                                                                  Principal Amount          Value
-----------------------------------------------------------------------------------------------------------------
Service Corp. International cv. sub. notes 6 3/4s, 2008                              $   1,800,000      1,862,460


Warrants                                                                                                      0.0% (a)
                                                                                          Warrants          Value
-----------------------------------------------------------------------------------------------------------------
Anker Coal Group, Inc. 144A                                                                      1              1
CGA Group, Ltd. 144A                                                                            --             --
Club Regina, Inc. 144A                                                                          30              1
Genesis Health Ventures, Inc.                                                                  956          2,194
McCaw International, Ltd.                                                                       45              1
Raintree Resort 144A                                                                            30              1
Telehub Communications Corp. 144A                                                               40              1
UIH  Australia/Pacific, Inc. 144A                                                              125              1
United Artists Theatre                                                                       1,278         10,224

Total Warrants (cost $201,230, $1,111,312, and $1,132,542,                                         --------------
respectively)                                                                                              12,424
                                                                                                   --------------

Short-Term Investments                                                                                        6.2% (a)
                                                                                  Principal Amount          Value
-----------------------------------------------------------------------------------------------------------------
Short-term investments held as collateral for loaned securities with yields ranging from 1.74% to 2.31% and due dates ranging
from February 1, 2002 to March 28, 2002 (d)                                          $   9,526,115      9,515,250
BP Amoco Capital PLC effective yield of 1.92%, February 1, 2002                                 --             --
Citicorp effective yield of 1.785%, February 19, 2002                                           --             --
Falcon Asset Securitization Corp. effective yield of 1.87%,
February 15, 2002                                                                        1,000,000        999,320
General Electric Capital Corp. effective yield of 1.76%, February 13, 2002                      --             --
Jupiter Securities Corp. effective yield of 2.05%, February 7, 2002                             --             --
Old Line Funding, effective yield of 1.78%, February 13, 2002                           19,100,000     19,088,667
Park Avenue, effective yield of 1.74%, February 12, 2002                                19,000,000     18,989,898
Receivables Capital Corp. effective yield of 1.71%, February 6, 2002                            --             --
Stadshypotek, effective yield of 1.74%, February 13, 2002                                8,000,000      7,995,360
Interest in $500,000,000 joint repurchase agreement dated January 31, 2002 with Goldman Sachs & Co. due February 1, 2002, with
respect to various U.S. Government obligations -- maturity value
of $39,123,086 for an effective yield of 1.92%                                                  --             --

Total Short-Term Investments (cost $56,588,495, $406,619,954,                                      --------------
and $463,208,449, respectively)                                                                        56,588,495
                                                                                                   --------------

Total Investments  (cost $943,398,282 , $5,722,203,055,
and $6,665,601,337, respectively)                                                                    $967,590,917
                                                                                                   ==============


The Proforma Combining Investment Portfolio of Putnam Balanced
Retirement Fund and The George Putnam Fund of Boston (Continued)                 The George Putnam Fund of Boston
January 31, 2002
Common Stocks                                                                                                60.4% (a)
                                                                                            Shares          Value
-----------------------------------------------------------------------------------------------------------------
Advertising and Marketing Services                                                                            0.0%
-----------------------------------------------------------------------------------------------------------------
Valassis Communications, Inc. (NON)                                                         71,500  $   2,642,640

Aerospace and Defense                                                                                         0.8%
-----------------------------------------------------------------------------------------------------------------
Boeing Co. (The)                                                                           205,400      8,411,130
Lockheed Martin Corp.                                                                      439,500     23,280,303
Northrop Grumman Corp.                                                                     129,600     14,464,656
                                                                                                   --------------
                                                                                                       46,156,089

Agriculture                                                                                                   0.0%
-----------------------------------------------------------------------------------------------------------------
PSF Holdings LLC Class A                                                                       220        352,400

Automotive                                                                                                    0.2%
-----------------------------------------------------------------------------------------------------------------
Delphi Automotive Systems Corp.                                                            136,300      1,947,727
Ford Motor Co.                                                                             687,300     10,515,690
                                                                                                   --------------
                                                                                                       12,463,417

Banking                                                                                                       6.7%
-----------------------------------------------------------------------------------------------------------------
Bank of America Corp.                                                                      993,400     62,614,002
Bank of New York Company, Inc. (The)                                                       870,700     35,681,286
Banknorth Group, Inc.                                                                       38,500        910,910
BB&T Corp.                                                                                  20,300        713,141
Charter One Financial, Inc.                                                              1,207,990     35,973,942
Comerica, Inc.                                                                             746,700     42,031,743
FleetBoston Financial Corp.                                                                176,000      5,917,120
M&T Bank Corp.                                                                             125,100      9,382,500
Mellon Financial Corp.                                                                     372,700     14,311,680
Mercantile Bankshares Corp.                                                                 80,800      3,525,304
PNC Financial Services Group                                                               110,200      6,364,050
Synovus Financial Corp.                                                                     68,000      1,879,520
U.S. Bancorp                                                                             2,884,698     60,059,412
Wachovia Corp.                                                                             405,900     13,496,175
Washington Mutual, Inc.                                                                    512,600     17,592,432
Wells Fargo & Co.                                                                        1,074,400     49,841,416
Zions Bancorporation                                                                       131,100      6,597,478
                                                                                                   --------------
                                                                                                      366,892,111

Beverage                                                                                                      1.7%
-----------------------------------------------------------------------------------------------------------------
Anheuser-Busch Companies, Inc.                                                             287,600     13,594,852
Brown-Forman Corp. Class B                                                                  80,250      5,256,375
Coca-Cola Co. (The)                                                                        600,200     26,258,750
Coca-Cola Enterprises, Inc.                                                                448,900      7,294,625
Fortune Brands, Inc.                                                                       625,300     25,468,469
Pepsi Bottling Group, Inc. (The)                                                           671,000     15,466,550
                                                                                                   --------------
                                                                                                       93,339,621

Broadcasting                                                                                                  0.0%
-----------------------------------------------------------------------------------------------------------------
Clear Channel Communications, Inc. (NON)                                                    46,600      2,145,464

Cable Television                                                                                              0.2%
-----------------------------------------------------------------------------------------------------------------
Comcast Corp. Class A (NON)                                                                190,900      6,773,132

Capital Goods                                                                                                 0.3%
-----------------------------------------------------------------------------------------------------------------
Eaton Corp.                                                                                162,900     11,986,182

Chemicals                                                                                                     1.2%
-----------------------------------------------------------------------------------------------------------------
Avery Dennison Corp.                                                                       304,900     18,141,550
Dow Chemical Co. (The)                                                                     232,000      6,853,280
E.I. du Pont de Nemours & Co.                                                              211,000      9,319,870
Engelhard Corp.                                                                            380,400     10,597,944
PPG Industries, Inc.                                                                       354,200     17,210,578
Rohm & Haas Co.                                                                             77,700      2,857,806
                                                                                                   --------------
                                                                                                       64,981,028

Coal                                                                                                          0.2%
-----------------------------------------------------------------------------------------------------------------
Arch Coal, Inc.                                                                            218,500      4,348,150
Peabody Energy Corp.                                                                       295,500      7,490,925
                                                                                                   --------------
                                                                                                       11,839,075

Commercial and Consumer Services                                                                              0.0%
-----------------------------------------------------------------------------------------------------------------
ServiceMaster Co. (The)                                                                    131,000      1,862,820

Computers                                                                                                     2.7%
-----------------------------------------------------------------------------------------------------------------
Compaq Computer Corp.                                                                    3,044,800     37,603,280
Dell Computer Corp. (NON)                                                                  543,600     14,943,564
Hewlett-Packard Co.                                                                      1,697,600     37,533,936
IBM Corp.                                                                                  387,900     41,850,531
Lexmark International, Inc. (NON)                                                          191,400     10,632,270
NCR Corp. (NON)                                                                            149,500      6,359,730
                                                                                                   --------------
                                                                                                      148,923,311

Conglomerates                                                                                                 1.2%
-----------------------------------------------------------------------------------------------------------------
Berkshire Hathaway, Inc. Class B (NON)                                                       5,760     14,129,280
Cooper Industries, Inc.                                                                    335,700     12,219,480
General Electric Co.                                                                       271,700     10,093,655
Honeywell International, Inc.                                                              181,800      6,110,298
Tyco International, Ltd. (Bermuda)                                                         720,500     25,325,575
                                                                                                   --------------
                                                                                                       67,878,288

Consumer Finance                                                                                              0.2%
-----------------------------------------------------------------------------------------------------------------
Household International, Inc.                                                              201,300     10,314,612
Providian Financial Corp.                                                                  199,900        769,615
                                                                                                   --------------
                                                                                                       11,084,227

Consumer Goods                                                                                                0.3%
-----------------------------------------------------------------------------------------------------------------
Colgate-Palmolive Co.                                                                       60,900      3,480,435
Kimberly-Clark Corp.                                                                       252,000     15,195,600
                                                                                                   --------------
                                                                                                       18,676,035

Electric Utilities                                                                                            3.1%
-----------------------------------------------------------------------------------------------------------------
Cinergy Corp.                                                                              700,320     22,620,336
Constellation Energy Group, Inc.                                                           235,500      6,641,100
Dominion Resources, Inc.                                                                    66,600      3,920,742
DPL, Inc.                                                                                  473,492     11,013,424
DTE Energy Co.                                                                              28,300      1,160,300
Duke Energy Corp.                                                                          173,000      6,032,510
Edison International (NON)                                                                 206,100      3,184,245
Entergy Corp.                                                                              797,000     32,820,460
FirstEnergy Corp.                                                                          364,400     13,555,680
FPL Group, Inc.                                                                             45,400      2,433,894
Northeast Utilities                                                                        274,900      4,978,439
PG&E Corp. (NON)                                                                           152,300      3,274,450
PPL Corp.                                                                                  325,000     10,952,500
Progress Energy, Inc.                                                                      629,930     27,527,941
Reliant Energy, Inc.                                                                       914,600     22,938,168
                                                                                                   --------------
                                                                                                      173,054,189

Electronics                                                                                                   1.6%
-----------------------------------------------------------------------------------------------------------------
Avnet, Inc.                                                                                 57,400      1,529,710
Intel Corp.                                                                              1,424,600     49,917,984
Motorola, Inc.                                                                           1,444,100     19,220,971
Solectron Corp. (NON)                                                                      853,600     10,004,192
W.W. Grainger, Inc.                                                                        132,280      7,182,804
                                                                                                   --------------
                                                                                                       87,855,661

Energy                                                                                                        0.3%
-----------------------------------------------------------------------------------------------------------------
Baker Hughes, Inc.                                                                          51,400      1,809,280
Schlumberger, Ltd.                                                                         227,100     12,806,169
                                                                                                   --------------
                                                                                                       14,615,449

Financial                                                                                                     3.6%
-----------------------------------------------------------------------------------------------------------------
American Express Co.                                                                       375,400     13,458,090
Citigroup, Inc.                                                                          2,700,900    128,022,660
Contifinacial Corp. Liquidating Trust units                                              1,684,270         84,214
Fannie Mae                                                                                 468,300     37,908,885
Freddie Mac                                                                                302,600     20,310,512
                                                                                                   --------------
                                                                                                      199,784,361

Food                                                                                                          0.9%
-----------------------------------------------------------------------------------------------------------------
General Mills, Inc.                                                                        325,200     16,113,660
H.J. Heinz Co.                                                                             334,550     13,850,370
Kraft Foods, Inc. Class A                                                                  456,900     16,932,714
                                                                                                   --------------
                                                                                                       46,896,744

Gaming & Lottery                                                                                              0.0%
-----------------------------------------------------------------------------------------------------------------
Fitzgerald Gaming Corp. (NON)                                                                1,733             17

Health Care                                                                                                   0.2%
-----------------------------------------------------------------------------------------------------------------
HCA, Inc.                                                                                  254,220     10,804,350

Health Care Services                                                                                          1.4%
-----------------------------------------------------------------------------------------------------------------
Anthem, Inc. (NON)                                                                         516,600     27,483,120
CIGNA Corp.                                                                                416,300     38,299,600
Genesis Health Ventures, Inc. (NON)                                                          3,596         57,536
McKesson  Corp.                                                                            262,500     10,106,250
                                                                                                   --------------
                                                                                                       75,946,506

Household Furniture and Appliances                                                                            0.0%
-----------------------------------------------------------------------------------------------------------------
Newell Rubbermaid, Inc.                                                                     90,900      2,509,749

Insurance                                                                                                     2.8%
-----------------------------------------------------------------------------------------------------------------
ACE, Ltd. (Bermuda)                                                                      1,032,700     40,120,395
AMBAC Financial Group, Inc.                                                                124,900      7,450,285
American International Group, Inc.                                                         270,600     20,064,990
Chubb Corp. (The)                                                                           75,200      5,027,120
Hartford Financial Services Group, Inc. (The)                                              147,600      9,769,644
Loews Corp. - Carolina Group (NON)                                                         114,000      3,192,000
MBIA, Inc.                                                                                  52,400      2,823,312
PMI Group, Inc. (The)                                                                      105,800      7,464,190
Radian Group, Inc.                                                                         331,500     14,884,350
UnumProvident Corp.                                                                         84,800      2,399,840
XL Capital, Ltd. Class A (Bermuda)                                                         452,900     39,909,548
                                                                                                   --------------
                                                                                                      153,105,674

Investment Banking/Brokerage                                                                                  2.5%
-----------------------------------------------------------------------------------------------------------------
Goldman Sachs Group, Inc. (The)                                                            141,600     12,316,368
JPMorgan Chase & Co.                                                                     1,353,000     46,069,650
Lehman Brothers Holdings, Inc.                                                             111,400      7,215,378
Merrill Lynch & Company, Inc.                                                              598,000     30,486,040
Morgan Stanley Dean Witter & Co.                                                           772,300     42,476,500
                                                                                                   --------------
                                                                                                      138,563,936

Lodging/Tourism                                                                                               0.7%
-----------------------------------------------------------------------------------------------------------------
Cendant Corp. (NON)                                                                      1,154,802     20,185,939
Marriott International, Inc. Class A                                                       343,400     14,003,852
Royal Caribbean Cruises, Ltd.                                                              185,600      3,351,936
                                                                                                   --------------
                                                                                                       37,541,727

Machinery                                                                                                     0.4%
-----------------------------------------------------------------------------------------------------------------
Ingersoll-Rand Co. Class A (Bermuda)                                                       208,500      9,221,955
Parker-Hannifin Corp.                                                                      272,200     13,348,688
                                                                                                   --------------
                                                                                                       22,570,643

Manufacturing                                                                                                 0.1%
-----------------------------------------------------------------------------------------------------------------
Illinois Tool Works, Inc.                                                                   63,800      4,554,044

Media                                                                                                         1.2%
-----------------------------------------------------------------------------------------------------------------
Liberty Media Corp. Class A (NON)                                                        1,579,100     20,528,300
USA Networks, Inc. (NON)                                                                   328,500      9,391,815
Walt Disney Co. (The)                                                                    1,816,676     38,259,197
                                                                                                   --------------
                                                                                                       68,179,312

Medical Technology                                                                                            0.2%
-----------------------------------------------------------------------------------------------------------------
Pall Corp.                                                                                 182,900      4,217,674
Zimmer Holdings, Inc. (NON)                                                                275,940      8,976,328
                                                                                                   --------------
                                                                                                       13,194,002

Metals                                                                                                        0.1%
-----------------------------------------------------------------------------------------------------------------
Alcoa, Inc.                                                                                149,430      5,357,066
Freeport-McMoRan Copper & Gold, Inc. Class B (NON)                                         155,600      2,419,580
                                                                                                   --------------
                                                                                                        7,776,646

Natural Gas Utilities                                                                                         0.7%
-----------------------------------------------------------------------------------------------------------------
Dynegy, Inc. Class A                                                                       745,400     17,777,790
El Paso Corp.                                                                              240,000      9,108,000
National Fuel Gas Co.                                                                      105,500      2,415,950
NiSource, Inc.                                                                             411,500      8,559,200
Williams Companies, Inc. (The)                                                              67,500      1,193,400
                                                                                                   --------------
                                                                                                       39,054,340

Oil & Gas                                                                                                     5.6%
-----------------------------------------------------------------------------------------------------------------
Anadarko Petroleum Corp.                                                                   120,000      5,895,600
Chevron Texaco Corp.                                                                        76,100      6,377,180
Conoco, Inc.                                                                               441,620     12,436,019
Devon Energy Corp.                                                                         213,200      7,935,304
Exxon Mobil Corp. (SEG)                                                                  2,630,722    102,729,694
Marathon Oil Corp.                                                                         216,700      6,078,435
Phillips Petroleum Co.                                                                     451,328     26,389,148
Royal Dutch Petroleum Co. PLC ADR (Netherlands)                                          1,962,450     98,063,627
TotalFinaElf SA ADR (France)                                                               246,100     17,315,596
Unocal Corp.                                                                               635,600     22,214,220
Valero Energy Corp.                                                                         43,000      1,975,420
                                                                                                   --------------
                                                                                                      307,410,243

Paper & Forest Products                                                                                       1.5%
-----------------------------------------------------------------------------------------------------------------
Abitibi-Consolidated, Inc. (Canada)                                                        920,700      7,420,842
Abitibi-Consolidated, Inc. (Canada)                                                      1,276,300     10,210,400
Boise Cascade Corp.                                                                        163,900      5,834,840
International Paper Co.                                                                    597,800     24,976,084
Smurfit-Stone Container Corp. (NON)                                                      1,173,900     18,559,359
Sonoco Products Co.                                                                        377,200     10,014,660
Weyerhaeuser Co.                                                                            90,700      5,289,624
                                                                                                   --------------
                                                                                                       82,305,809

Pharmaceuticals                                                                                               5.2%
-----------------------------------------------------------------------------------------------------------------
Abbott Laboratories                                                                        146,700      8,464,590
Bristol-Myers Squibb Co.                                                                 1,193,000     54,126,410
Johnson & Johnson                                                                          783,500     45,059,085
Merck & Company, Inc.                                                                    1,535,400     90,864,972
Pfizer, Inc.                                                                             1,244,000     51,837,480
Pharmacia Corp.                                                                            362,273     14,672,057
Schering-Plough Corp.                                                                      727,700     23,562,926
                                                                                                   --------------
                                                                                                      288,587,520

Publishing                                                                                                    0.1%
-----------------------------------------------------------------------------------------------------------------
Tribune Co.                                                                                152,360      5,663,221

Railroads                                                                                                     0.8%
-----------------------------------------------------------------------------------------------------------------
CSX Corp.                                                                                   98,600      3,944,000
Union Pacific Corp.                                                                        622,300     38,613,715
                                                                                                   --------------
                                                                                                       42,557,715

Real Estate                                                                                                   1.0%
-----------------------------------------------------------------------------------------------------------------
Archstone-Smith Trust                                                                      404,400     10,061,472
Boston Properties, Inc. (R)                                                                296,900     10,878,416
Equity Office Properties Trust (R)                                                         329,720      9,492,639
Equity Residential Properties Trust (R)                                                    816,600     21,868,548
                                                                                                   --------------
                                                                                                       52,301,075

Regional Bells                                                                                                2.7%
-----------------------------------------------------------------------------------------------------------------
BellSouth Corp.                                                                            923,900     36,956,000
SBC Communications, Inc. (SEG)                                                           1,552,800     58,152,360
Verizon Communications, Inc.                                                             1,193,400     55,314,090
                                                                                                   --------------
                                                                                                      150,422,450

Restaurants                                                                                                   0.9%
-----------------------------------------------------------------------------------------------------------------
AmeriKing, Inc. (NON)                                                                          100              1
Darden Restaurants, Inc.                                                                   274,800     11,321,760
McDonald's Corp.                                                                         1,337,900     36,364,122
Tricon Global Restaurants, Inc. (NON)                                                       62,200      3,470,760
                                                                                                   --------------
                                                                                                       51,156,643

Retail                                                                                                        1.7%
-----------------------------------------------------------------------------------------------------------------
Federated Department Stores, Inc. (NON)                                                    226,700      9,435,254
JC Penney Company, Inc.                                                                    786,800     19,567,716
Kroger Co. (NON)                                                                           511,800     10,543,080
Limited, Inc. (The)                                                                      1,204,700     22,347,185
May Department Stores Co.                                                                   96,200      3,540,160
Office Depot, Inc. (NON)                                                                   128,900      2,120,405
Rite Aid Corp. (NON)                                                                       298,200        709,716
Safeway, Inc. (NON)                                                                         99,100      4,008,595
Staples, Inc. (NON)                                                                        379,300      6,910,846
TJX Companies, Inc. (The)                                                                  368,900     15,250,326
                                                                                                   --------------
                                                                                                       94,433,283

Software                                                                                                      0.4%
-----------------------------------------------------------------------------------------------------------------
BMC Software, Inc. (NON)                                                                 1,135,800     20,069,586
Computer Associates International, Inc.                                                    124,600      4,293,716
                                                                                                   --------------
                                                                                                       24,363,302

Technology                                                                                                    0.2%
-----------------------------------------------------------------------------------------------------------------
Flextronics International, Ltd. (Singapore) (NON)                                          203,100      4,508,820

Technology Services                                                                                           1.0%
-----------------------------------------------------------------------------------------------------------------
Automatic Data Processing, Inc.                                                            212,800     11,491,200
Convergys Corp. (NON)                                                                      449,200     14,235,148
KPMG Consulting, Inc. (NON)                                                              1,383,000     22,957,800
Unisys Corp. (NON)                                                                         335,800      4,197,500
                                                                                                   --------------
                                                                                                       52,881,648

Telecommunications                                                                                            1.3%
-----------------------------------------------------------------------------------------------------------------
ALLTEL Corp.                                                                               114,900      6,374,652
AT&T Wireless Services, Inc. (NON)                                                         145,645      1,674,918
Citizens Communications Co. (NON)                                                          272,600      2,728,726
Qwest Communications International, Inc.                                                 2,073,500     21,771,750
Sprint Corp. (FON Group)                                                                 1,114,700     19,730,190
WorldCom, Inc.-WorldCom Group (NON)                                                      1,654,200     16,624,710
                                                                                                   --------------
                                                                                                       68,904,946

Tobacco                                                                                                       1.6%
-----------------------------------------------------------------------------------------------------------------
Philip Morris Companies, Inc.                                                            1,775,400     88,965,294

Waste Management                                                                                              0.8%
-----------------------------------------------------------------------------------------------------------------
Republic Services, Inc. (NON)                                                              874,600     15,218,040
Waste Management, Inc.                                                                     954,600     27,511,571
                                                                                                   --------------
                                                                                                       42,729,611

Total Common Stocks (cost $357,181,001 , $3,179,318,291 and                                        --------------
$3,536,499,292, respectively)                                                                       3,321,194,770
                                                                                                   --------------

U.S. Government and Agency Obligations                                                                       20.1% (a)
                                                                                  Principal Amount          Value
-----------------------------------------------------------------------------------------------------------------

U.S. Government Agency Mortgage Obligations                                                                  16.4%
-----------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corporation
  8 3/4s, with due dates from May 1, 2009 to June 1, 2009                             $    788,557        840,365
  7s, with due dates from February 1, 2015 to November 1, 2016                          70,199,978     72,919,525
Federal National Mortgage Association Pass-Through Certificates
  11s, with due dates from October 1, 2015 to March 1, 2016                                 67,521         75,921
  8 3/4s, July 1, 2009                                                                      50,445         53,894
  8s, with due dates from August 1, 2026 to June 1, 2028                                 9,244,223      9,840,335
  7 1/2s, with due dates from September 1, 2022 to August 1, 2031                       62,879,299     65,285,181
  7s, with due dates from October 1, 2014 to January 1, 2032                           102,587,077    105,116,340
  6 5/8s, November 15, 2030                                                                     --             --
  6 1/2s, with due dates from July 1, 2010 to March 1, 2032                            223,080,329    224,647,262
  TBA, 6 1/2s, with due dates from February 1, 2017 to February 1, 2032                190,916,000    193,842,109
  6s, with due dates from May 1, 2016 to January 1, 2032                                17,142,797     16,891,755
  TBA, 6s, with due dates from February 1, 2017 to February 1, 2032                     63,852,000     63,038,731
  5 1/2s, August 15, 2014                                                                  843,090        840,366
Government National Mortgage Association Pass-Through Certificates
  15s, September 15, 2011                                                                      668            798
  8s, with due dates from January 15, 2022 to December 15, 2027                         56,871,828     60,427,548
  7 1/2s, with due dates from September 15, 2005 to January 15, 2030                     6,011,694      6,280,273
  7s, with due dates from January 15, 2023 to December 15, 2028                         26,935,503     27,864,605
  6 1/2s, with due dates from September 15, 2024 to February 15, 2032                   50,970,628     51,617,478
                                                                                                   --------------
                                                                                                      899,582,486

U.S. Treasury Obligations                                                                                     3.7%
-----------------------------------------------------------------------------------------------------------------
U.S. Treasury Bonds
  8s, November 15, 2021                                                                  9,630,000     12,270,739
  6 1/8s, August 15, 2029 (SEG)                                                         30,390,000     32,503,017
  6s, February 15, 2026                                                                  9,795,000     10,185,233
  5 3/8s, February 15, 2031                                                             10,260,000     10,171,867
U.S. Treasury Notes
  7s, July 15, 2006                                                                     32,710,000     36,170,064
  6 5/8s, May 15, 2007                                                                  50,855,000     55,757,931
  5s, August 15, 2011                                                                           --             --
  3 1/2s, November 15, 2006                                                             27,085,000     26,077,709
  3 1/4s, December 31, 2003                                                             22,700,000     22,767,419
                                                                                                   --------------
                                                                                                      205,903,979

Total U.S. Government and Agency Obligations (cost $303,637,709,                                   --------------
$1,104,103,486 and $1,407,741,195, respectively)                                                    1,105,486,465
                                                                                                   --------------

Corporate Bonds and Notes                                                                                    12.4% (a)

                                                                                  Principal Amount          Value
-----------------------------------------------------------------------------------------------------------------

Aerospace and Defense                                                                                         0.5%
-----------------------------------------------------------------------------------------------------------------
Boeing Co. (The) deb. 6 5/8s, 2038                                                       7,230,000      6,799,454
Lockheed Martin Corp. bonds 8 1/2s, 2029                                                 5,720,000      6,850,730
Raytheon Co. notes 8.3s, 2010                                                            2,890,000      3,198,970
Raytheon Co. notes 8.2s, 2006                                                                   --             --
Raytheon Co. notes 6.15s, 2008                                                           8,385,000      8,282,535
Sequa Corp. sr. notes 9s, 2009                                                           2,250,000      2,182,500
                                                                                                   --------------
                                                                                                       27,314,189

Airlines                                                                                                      0.4%
-----------------------------------------------------------------------------------------------------------------
Continental Airlines, Inc. pass-through certificates Ser. 974C, 6.8s, 2009               2,276,896      1,800,820
Continental Airlines, Inc. pass-through certificates Ser. 98-2, 6.32s, 2008             11,885,000     10,280,168
Continental Airlines, Inc. pass-through certificates Ser. 981C, 6.541s, 2009             6,053,370      5,030,290
Northwest Airlines, Inc. company guaranty 8.7s, 2007                                     1,690,000      1,470,300
Northwest Airlines, Inc. company guaranty 8.52s, 2004                                    1,310,000      1,218,300
US Air, Inc. pass-through certificates Ser. 93A2, 9 5/8s, 2003                             385,000        300,300
                                                                                                   --------------
                                                                                                       20,100,178

Automotive                                                                                                    0.4%
-----------------------------------------------------------------------------------------------------------------
DaimlerChrysler Corp. company guaranty 8 1/2s, 2031                                      5,070,000      5,566,353
Dana Corp. notes 9s, 2011                                                                       --             --
Dana Corp. 144A sr. notes 9s, 2011                                                       2,560,000      2,329,600
Ford Motor Co. bonds 6 5/8s, 2028                                                       10,375,000      8,784,616
Ford Motor Co. notes 7.45s, 2031                                                         4,310,000      4,027,221
Hayes Lemmerz International, Inc. company guaranty Ser. B, 9
1/8s, 2007 (In default) (NON)                                                              180,000          7,200
Lear Corp. company guaranty Ser. B, 8.11s, 2009                                            520,000        532,043
Visteon Corp. sr. notes 8 1/4s, 2010                                                     3,070,000      3,129,619
                                                                                                   --------------
                                                                                                       24,376,652

Banking                                                                                                       2.1%
-----------------------------------------------------------------------------------------------------------------
Bank of America Corp. sub. notes 7.4s, 2011                                             19,110,000     20,528,344
Bank One Corp. notes 6s, 2008                                                           10,165,000     10,226,092
Bank United Corp. notes Ser. A, 8s, 2009                                                10,470,000     11,394,710
BankAmerica Corp. sr. notes 5 7/8s, 2009                                                 4,250,000      4,217,148
Citicorp sub. notes 6 3/8s, 2008                                                        11,255,000     11,519,267
Colonial Bank sub. notes 9 3/8s, 2011                                                      120,000        127,476
Colonial Bank sub. notes 8s, 2009                                                        5,505,000      5,418,351
Colonial Capital II 144A company guaranty 8.92s, 2027                                           --             --
Dime Capital Trust I bank guaranty Ser. A, 9.33s, 2027                                   4,050,000      4,401,864
Firstar Bank Milwaukee sr. notes 6 1/4s, 2002                                            2,035,000      2,090,474
GS Escrow Corp. sr. notes 7 1/8s, 2005                                                   3,655,000      3,647,215
Imperial Bank sub. notes 8 1/2s, 2009                                                      185,000        205,689
Merita Bank, Ltd. sub. notes 6 1/2s, 2006 (Finland)                                      1,455,000      1,519,558
National City Corp. sub. notes 7.2s, 2005                                                3,130,000      3,345,907
NB Capital Trust IV company guaranty 8 1/4s, 2027                                        4,975,000      5,285,689
Norwest Corp. med. term sr. notes 6 3/4s, 2027                                           3,240,000      3,187,512
Norwest Corp. notes Ser. G, 6 7/8s, 2006                                                        --             --
Peoples Bank- Bridgeport sub. notes 7.2s, 2006                                          11,995,000     11,676,173
Peoples Heritage Capital Trust company guaranty Ser. B, 9.06s, 2027                             --             --
PNC Funding Corp. company guaranty 5 3/4s, 2006                                          5,800,000      5,838,454
Royal Bank of Scotland Group PLC bonds Ser. 2, 8.817s, 2005 (United Kingdom)                    --             --
Sovereign Bancorp, Inc. sr. notes 10 1/2s, 2006                                          2,590,000      2,823,100
Wachovia Corp. notes 4.95s, 2006                                                         4,595,000      4,527,086
Webster Capital Trust I 144A bonds 9.36s, 2027                                           2,910,000      2,668,994
                                                                                                   --------------
                                                                                                      114,649,103

Beverage                                                                                                      0.1%
-----------------------------------------------------------------------------------------------------------------
Pepsi Bottling Group, Inc. (The) sr. notes Ser. B, 7s, 2029                              7,300,000      7,777,201

Broadcasting                                                                                                  0.1%
-----------------------------------------------------------------------------------------------------------------
British Sky Broadcasting PLC company guaranty 8.2s, 2009 (United Kingdom)                2,140,000      2,189,284
News America Holdings, Inc. deb. 7.7s, 2025                                                335,000        328,367
PanAmSat Corp. 144A sr. notes 8 1/2s, 2012                                               2,000,000      2,002,500
                                                                                                   --------------
                                                                                                        4,520,151

Building Materials                                                                                            0.0%
-----------------------------------------------------------------------------------------------------------------
Building Materials Corp. company guaranty 8s, 2008                                              --             --
Morrison Knudsen Corp. 144A sr. notes 11s, 2010 (In default) (NON)(b)                           --             --

                                                                                                               --

Cable Television                                                                                              0.1%
-----------------------------------------------------------------------------------------------------------------
CSC Holdings, Inc. sr. sub. deb. 10 1/2s, 2016                                                  --             --
CSC Holdings, Inc. sr. sub. deb. 9 7/8s, 2013                                            4,250,000      4,462,500
NTL Communications Corp. sr. notes Ser. B, 11 7/8s, 2010(b)                                720,000        255,600
NTL Communications Corp. sr. notes Ser. B, 11 1/2s, 2008(b)                                     --             --
                                                                                                   --------------
                                                                                                        4,718,100

Chemicals                                                                                                     0.2%
-----------------------------------------------------------------------------------------------------------------
Airgas, Inc. company guaranty 9 1/8s, 2011                                                      --             --
Equistar Chemicals LP/Equistar Funding Corp. company guaranty 10 1/8s, 2008              2,755,000      2,713,675
Hercules, Inc. company guaranty 11 1/8s, 2007                                              130,000        137,150
IMC Global, Inc. company guaranty Ser. B, 10 7/8s, 2008                                    350,000        376,068
Lyondell Petrochemical Co. notes Ser. A, 9 5/8s, 2007                                    1,850,000      1,845,375
Lyondell Petrochemical Co. sec. notes Ser. B, 9 7/8s, 2007                               1,920,000      1,862,400
Millenium America, Inc. company guaranty 9 1/4s, 2008                                      500,000        518,750
Millenium America, Inc. company guaranty 7s, 2006                                          960,000        915,437
Rohm & Haas Co. notes 7.4s, 2009                                                         4,195,000      4,488,482
                                                                                                   --------------
                                                                                                       12,857,337

Commercial and Consumer Services                                                                              0.0%
-----------------------------------------------------------------------------------------------------------------
Unicco Service Co. company guaranty Ser. B, 9 7/8s, 2007                                   711,000        675,450

Computers                                                                                                     0.1%
-----------------------------------------------------------------------------------------------------------------
IBM Corp. deb. 7 1/8s, 2096                                                              5,505,000      5,647,524

Conglomerates                                                                                                 0.3%
-----------------------------------------------------------------------------------------------------------------
TRAINS 5-2002 144A sec. notes FRN 5.996s, 2007                                          17,280,000     17,764,186

Consumer Finance                                                                                              0.7%
-----------------------------------------------------------------------------------------------------------------
Capital One Financial Corp. notes 7 1/4s, 2006                                           1,400,000      1,335,475
Caterpillar Financial Services Corp. sr. notes 5.95s, 2006                                      --             --
Conseco Finance Trust III, Inc. bonds 8.796s, 2027(b)                                    1,000,000        300,000
Ford Motor Credit Corp. bonds 7 3/8s, 2011                                               3,385,000      3,362,253
Ford Motor Credit Corp. notes 7.6s, 2005                                                 1,160,000      1,188,780
Ford Motor Credit Corp. notes 7 3/8s, 2009                                              10,000,000     10,004,100
Ford Motor Credit Corp. notes 6 1/2s, 2007                                               9,635,000      9,472,056
Ford Motor Credit Corp. sr. notes 5.8s, 2009                                             2,195,000      2,014,439
General Motors Acceptance Corp. notes Ser. MTN, 5.36s, 2004                              5,075,000      5,053,178
Household Finance Corp. notes 6 1/2s, 2008                                               2,920,000      2,882,215
Household Finance Corp. sr. unsub. 5 7/8s, 2009                                          3,300,000      3,118,203
                                                                                                   --------------
                                                                                                       38,730,699

Electric Utilities                                                                                            0.8%
-----------------------------------------------------------------------------------------------------------------
Arizona Public Service Co. sr. notes 6 3/4s, 2006                                        3,840,000      4,002,432
Avista Corp. sr. notes 9 3/4s, 2008                                                      2,050,000      2,119,495
CILCORP, Inc. sr. notes 8.7s, 2009                                                       5,405,000      5,394,568
CMS Energy Corp. pass-through certificates 7s, 2005                                          5,000          4,855
CMS Energy Corp. sr. notes 7 5/8s, 2004                                                  2,200,000      2,216,874
CMS Energy Corp. sr. notes Ser. B, 6 3/4s, 2004                                            100,000        100,001
DPL, Inc. 144A bonds 8 1/8s, 2031                                                        7,330,000      7,115,751
FirstEnergy Corp. notes Ser. A, 5 1/2s, 2006                                             9,120,000      9,091,819
Mission Energy Holding Co. sec. notes 13 1/2s, 2008                                      1,340,000      1,487,400
Northeast Utilities notes Ser. A, 8.58s, 2006                                              551,974        587,295
Northeast Utilities notes Ser. B, 8.38s, 2005                                            1,509,821      1,577,219
Progress Energy, Inc. sr. notes 6.55s, 2004                                              2,060,000      2,144,769
PSI Energy, Inc. 1st mtge. Ser. EEE, 6.65s, 2006                                         6,435,000      6,518,091
                                                                                                   --------------
                                                                                                       42,360,569

Energy                                                                                                        0.2%
-----------------------------------------------------------------------------------------------------------------
Pride Petroleum Services, Inc. sr. notes 9 3/8s, 2007                                    2,000,000      2,100,000
Transocean Sedco Forex, Inc. notes 6 5/8s, 2011                                          7,270,000      7,168,002
                                                                                                   --------------
                                                                                                        9,268,002

Financial                                                                                                     2.0%
-----------------------------------------------------------------------------------------------------------------
Ace INA Holdings, Inc. company guaranty 8.3s, 2006                                       4,275,000      4,647,566
American General Corp. sr. notes 6 5/8s, 2029                                                   --             --
American General Institute 144A company guaranty 8 1/8s, 2046                            2,640,000      2,988,480
Associates Corp. sr. notes 6 1/4s, 2008                                                  3,770,000      3,899,801
Associates First Capital Corp. deb. 6.95s, 2018                                          3,165,000      3,297,360
Associates First Capital Corp. sub. deb. 8.15s, 2009                                     3,500,000      3,889,620
Citigroup, Inc. bonds 6 1/2s, 2011                                                              --             --
Conseco Financing Trust II company guaranty 8.7s, 2026(b)                                5,665,000      1,699,500
Fairfax Financial Holdings, Ltd. notes 6 7/8s, 2008 (Canada)                               620,000        437,410
Fannie Mae Bonds  7 1/4s, 2030                                                          20,475,000     23,111,156
Fannie Mae Notes  7 1/4s, 2010                                                          17,545,000     19,480,389
Liberty Mutual Insurance 144A notes 7.697s, 2097                                         6,905,000      5,357,728
Markel Capital Trust I company guaranty Ser. B, 8.71s, 2046                              3,280,000      2,211,934
Metlife, Inc. sr. notes 5 1/4s, 2006                                                     4,900,000      4,911,149
Port Arthur Finance Corp. company guaranty 12 1/2s, 2009                                 1,680,000      1,705,200
Principal Financial Group AU 144A notes 7.95s, 2004 (Australia)                          9,580,000     10,277,999
Sun Life Canada Capital Trust 144A company guaranty 8.526s, 2049                        10,345,000     10,825,732
TIG Capital Trust I 144A bonds 8.597s, 2027                                              4,920,000      2,755,200
Verizon Global Funding Corp. notes 7 1/4s, 2010                                          9,515,000     10,187,615
Willis Corroon Corp. 144A company guaranty 9s, 2009                                        310,000        320,850
                                                                                                   --------------
                                                                                                      112,004,689

Food                                                                                                          0.2%
-----------------------------------------------------------------------------------------------------------------
Kraft Foods, Inc. notes 4 5/8s, 2006                                                     8,775,000      8,594,147

Gaming & Lottery                                                                                              0.2%
-----------------------------------------------------------------------------------------------------------------
International Game Technology sr. notes 8 3/8s, 2009                                     2,145,000      2,273,700
International Game Technology sr. notes 7 7/8s, 2004                                     1,160,000      1,206,400
Mandalay Resort Group sr. sub. notes Ser. B, 10 1/4s, 2007                               1,270,000      1,352,550
MGM Mirage, Inc. company guaranty 9 3/4s, 2007                                             490,000        523,075
MGM Mirage, Inc. company guaranty 8 3/8s, 2011                                             930,000        940,463
Mohegan Tribal Gaming Authority sr. notes 8 1/8s, 2006                                     910,000        928,200
Mohegan Tribal Gaming Authority sr. sub. notes 8 3/4s, 2009                                320,000        331,200
Mohegan Tribal Gaming Authority sr. sub. notes 8 3/8s, 2011                                390,000        395,850
Park Place Entertainment Corp. sr. notes 7 1/2s, 2009                                      640,000        620,017
Park Place Entertainment Corp. sr. sub. notes 9 3/8s, 2007                               3,100,000      3,274,375
                                                                                                   --------------
                                                                                                       11,845,830

Health Care                                                                                                   0.0%
-----------------------------------------------------------------------------------------------------------------
HCA, Inc. deb. 7.19s, 2015                                                                 930,000        913,725
HCA, Inc. med. term notes 8.85s, 2007                                                       75,000         81,000
HCA, Inc. med. term notes 8.7s, 2010                                                     1,220,000      1,293,200
HCA, Inc. med. term notes 6.63s, 2045                                                           --             --
HCA, Inc. notes 7 1/4s, 2008                                                                60,000         61,200
Integrated Health Services, Inc. sr. sub. notes Ser. A, 9 1/2s,
2007 (In default) (NON)(b)                                                                 530,000             53
Integrated Health Services, Inc. sr. sub. notes Ser. A, 9 1/4s, 2008
(In default) (NON)(b)                                                                      280,000             28
Mariner Post-Acute Network, Inc. sr. sub. notes Ser. B, 9 1/2s, 2007
(In default) (NON)                                                                       1,280,000         12,800
Mariner Post-Acute Network, Inc. sr. sub. notes stepped-coupon Ser. B,
zero % (10 1/2s, 11/1/02), 2007 (STP)                                                      260,000          1,300
Multicare Companies, Inc. sr. sub. notes 9s, 2007 (In default) (NON)(b)                  1,388,000            139
Tenet Healthcare Corp. sr. notes Ser. B, 8 1/8s, 2008                                      140,000        149,598
                                                                                                   --------------
                                                                                                        2,513,043

Homebuilding                                                                                                  0.0%
-----------------------------------------------------------------------------------------------------------------
D.R. Horton, Inc. company guaranty 8s, 2009                                              2,710,000      2,743,875

Investment Banking/Brokerage                                                                                  0.3%
-----------------------------------------------------------------------------------------------------------------
Goldman Sachs Group, Inc (The) notes Ser. B, 7.35s, 2009                                 5,120,000      5,432,064
Merrill Lynch & Company, Inc. notes Ser. B, 5.36s, 2007                                  5,100,000      5,104,080
Morgan Stanley Dean Witter & Co. sr. notes 6 3/4s, 2011                                  4,445,000      4,577,861
                                                                                                   --------------
                                                                                                       15,114,005

Lodging/Tourism                                                                                               0.1%
-----------------------------------------------------------------------------------------------------------------
Felcor Lodging LP company guaranty 9 1/2s, 2008 (R)                                      1,400,000      1,452,500
Hilton Hotels Corp. notes 8 1/4s, 2011                                                   2,160,000      2,173,934
HMH Properties, Inc. company guaranty Ser. B, 7 7/8s, 2008                               4,670,000      4,529,900
                                                                                                   --------------
                                                                                                        8,156,334

Machinery                                                                                                     0.0%
-----------------------------------------------------------------------------------------------------------------
Case Corp. notes 7 1/4s, 2016                                                                   --             --
Caterpillar, Inc. notes 6.55s, 2011                                                             --             --

                                                                                                               --

Media                                                                                                         0.2%
-----------------------------------------------------------------------------------------------------------------
AOL Time Warner, Inc. bonds 7 5/8s, 2031                                                10,200,000     10,545,474
Viacom, Inc. company guaranty 7 7/8s, 2030                                                      --             --
                                                                                                   --------------
                                                                                                       10,545,474

Metals                                                                                                        0.1%
-----------------------------------------------------------------------------------------------------------------
AK Steel Corp. company guaranty 7 7/8s, 2009                                             2,835,000      2,799,563
Anker Coal Group, Inc. company guaranty Ser. B, 14 1/4s, 2007 (PIK)(b)                      90,550         38,937
LTV Corp. company guaranty 11 3/4s, 2009 (In default) (NON)(b)                                  --             --
                                                                                                   --------------
                                                                                                        2,838,500

Natural Gas Utilities                                                                                         0.1%
-----------------------------------------------------------------------------------------------------------------
Nisource Finance Corp. company guaranty 7 7/8s, 2010                                     7,610,000      7,848,421

Oil & Gas                                                                                                     1.1%
-----------------------------------------------------------------------------------------------------------------
Conoco Funding Co. company guaranty 6.35s, 2011                                          3,820,000      3,892,351
Conoco Funding Co. company guaranty 5.45s, 2006                                          5,800,000      5,832,538
El Paso Energy Partners L.P. company guaranty Ser. B, 8 1/2s, 2011                       1,540,000      1,565,025
Leviathan Gas Corp. company guaranty Ser. B, 10 3/8s, 2009                               3,260,000      3,467,825
Louis Dreyfus Natural Gas Corp. notes 6 7/8s, 2007                                       7,465,000      7,699,177
Newfield Exploration Co. sr. notes 7 5/8s, 2011                                            660,000        646,800
Norsk Hydro ASA notes 6.36s, 2009 (Norway)                                               9,915,000      9,958,031
Occidental Petroleum, Corp. 144A Structured Notes 6.019%, 2004
(issued by STEERS Credit Trust 2001)                                                     9,590,000      9,829,750
Ocean Energy, Inc. company guaranty Ser. B, 8 3/8s, 2008                                   630,000        659,749
Phillips Petroleum Co. notes 8 3/4s, 2010                                                6,155,000      7,199,811
Pioneer Natural Resources Co. company guaranty 9 5/8s, 2010                                640,000        710,400
Union Oil Company of California company guaranty 7 1/2s, 2029                            6,020,000      6,239,790
Union Pacific Resources Group, Inc. notes 7.3s, 2009                                     2,425,000      2,537,447
                                                                                                   --------------
                                                                                                       60,238,694

Paper & Forest Products                                                                                       0.1%
-----------------------------------------------------------------------------------------------------------------
Boise Cascade Corp. notes 7 1/2s, 2008                                                   1,310,000      1,319,825
Georgia-Pacific Corp. notes 8 7/8s, 2031                                                 1,490,000      1,326,741
Norampac, Inc. sr. notes 9 1/2s, 2008 (Canada)                                             790,000        825,550
                                                                                                   --------------
                                                                                                        3,472,116

Power Producers                                                                                               0.2%
-----------------------------------------------------------------------------------------------------------------
AES Corp. (The) sr. notes 9 3/8s, 2010                                                   6,070,000      5,288,488
Calpine Corp. sr. notes 8 3/4s, 2007                                                     1,300,000      1,059,500
Calpine Corp. sr. notes 8 1/2s, 2011                                                     4,290,000      3,474,900
Calpine Corp. sr. notes 7 7/8s, 2008                                                       460,000        377,200
Calpine Corp. sr. notes 7 3/4s, 2009                                                            --             --
Midland Funding Corp. II debs. Ser. A, 11 3/4s, 2005                                            --             --
Mirant Americas Generation, Inc. sr. notes 8.3s, 2011                                      200,000        178,000
York Power Funding 144A notes 12s, 2007 (Cayman Islands) (In default) (NON)                737,000        692,780
                                                                                                   --------------
                                                                                                       11,070,868

Publishing                                                                                                    0.0%
-----------------------------------------------------------------------------------------------------------------
PRIMEDIA, Inc. company guaranty 8 7/8s, 2011                                             2,010,000      1,869,300

Railroads                                                                                                     0.1%
-----------------------------------------------------------------------------------------------------------------
Burlington Northern Santa Fe Corp. notes 7 1/8s, 2010                                    6,705,000      7,061,103
Norfolk Southern Corp. sr. notes 6 3/4s, 2011                                                   --             --
                                                                                                   --------------
                                                                                                        7,061,103

Real Estate                                                                                                   0.2%
-----------------------------------------------------------------------------------------------------------------
Simon Property Group LP 144A notes 6 3/8s, 2007                                          5,850,000      5,786,294
Tanger Properties, Ltd. company guaranty 7 7/8s, 2004                                    2,575,000      2,497,750
                                                                                                   --------------
                                                                                                        8,284,044

Restaurants                                                                                                   0.1%
-----------------------------------------------------------------------------------------------------------------
Tricon Global Restaurants, Inc. sr. notes 8 7/8s, 2011                                   1,060,000      1,123,600
Tricon Global Restaurants, Inc. sr. notes 7.65s, 2008                                    2,240,000      2,251,200
                                                                                                   --------------
                                                                                                        3,374,800

Retail                                                                                                        0.1%
-----------------------------------------------------------------------------------------------------------------
Dillards, Inc. notes 6.43s, 2004                                                           560,000        501,771
JC Penney Company, Inc. notes 7.6s, 2007                                                 1,555,000      1,485,025
Southland Corp. deb. Ser. A, 4 1/2s, 2004                                                  695,000        649,269
Southland Corp. sr. sub. deb. 5s, 2003                                                   1,710,000      1,638,129
                                                                                                   --------------
                                                                                                        4,274,194

Shipping                                                                                                      0.0%
-----------------------------------------------------------------------------------------------------------------
Aran Shipping & Trading SA notes 8.3s, 2004 (Greece)                                        11,184          5,592

Software                                                                                                      0.0%
-----------------------------------------------------------------------------------------------------------------
Telehub Communications Corp. company guaranty stepped-coupon zero%
(13 7/8s, 7/31/02), 2005 (STP)                                                             280,000             28

Technology                                                                                                    0.0%
-----------------------------------------------------------------------------------------------------------------
Flextronics International, Ltd. sr. sub. notes 9 7/8s, 2010 (Singapore)                    450,000        486,000
Lucent Technologies, Inc. deb. 6.45s, 2029                                                 330,000        226,050
Lucent Technologies, Inc. notes 7 1/4s, 2006                                               300,000        264,000
                                                                                                   --------------
                                                                                                          976,050

Technology Services                                                                                           0.1%
-----------------------------------------------------------------------------------------------------------------
Xerox Cap Europe PLC company guaranty 5 7/8s, 2004 (United Kingdom)                        230,000        208,150
Xerox Corp. notes 5 1/2s, 2003                                                             350,000        322,000
Xerox Corp. notes Ser. E, 5 1/4s, 2003                                                     580,000        529,250
Xerox Corp. 144A sr. notes 9 3/4s, 2009                                                  3,030,000      2,848,200
                                                                                                   --------------
                                                                                                        3,907,600

Telecommunications                                                                                            0.8%
-----------------------------------------------------------------------------------------------------------------
Calpoint Receivable Structured Trust 2001 144A bonds 7.44s, 2006                         5,485,000      5,392,358
Cingular Wireless 144A notes 5 5/8s, 2006                                                4,290,000      4,304,758
Flag, Ltd. 144A sr. notes 8 1/4s, 2008 (Bermuda)                                                --             --
France Telecom 144A notes 7 3/4s, 2011 (France)                                          9,690,000     10,346,594
Sprint Capital Corp. company guaranty 5 7/8s, 2004                                              --             --
Verizon Wireless, Inc. 144A notes 5 3/8s, 2006                                          13,765,000     13,656,257
WorldCom, Inc.-WorldCom Group notes 7 1/2s, 2011                                         9,780,000      9,567,578
                                                                                                   --------------
                                                                                                       43,267,545

Textiles                                                                                                      0.0%
-----------------------------------------------------------------------------------------------------------------
Kasper A.S.L., Ltd. sr. notes 12 3/4s, 2004 (In default) (NON)                             255,000         56,100
Levi Strauss & Co. sr. notes 11 5/8s, 2008                                                 530,000        528,675
                                                                                                   --------------
                                                                                                          584,775

Tobacco                                                                                                       0.1%
-----------------------------------------------------------------------------------------------------------------
Philip Morris Companies, Inc. notes 7 1/2s, 2004                                                --             --
Philip Morris Companies, Inc. notes 7 1/4s, 2003                                         4,360,000      4,498,648
Philip Morris Companies, Inc. notes 7 1/8s, 2004                                         2,925,000      3,082,043
                                                                                                   --------------
                                                                                                        7,580,691

Toys                                                                                                          0.0%
-----------------------------------------------------------------------------------------------------------------
Hasbro, Inc. notes 6.15s, 2008                                                             590,000        536,900

Waste Management                                                                                              0.1%
-----------------------------------------------------------------------------------------------------------------
Browning-Ferris deb. 7.4s, 2035                                                          6,294,000      5,003,730
Waste Management, Inc. notes 6 5/8s, 2002                                                2,250,000      2,284,515
                                                                                                   --------------
                                                                                                        7,288,245

Water Utilities                                                                                               0.1%
-----------------------------------------------------------------------------------------------------------------
Azurix Corp. sr. notes Ser. B, 10 3/8s, 2007(b)                                          3,960,000      3,128,400

Total Corporate Bonds and Notes (cost $155,669,035, $684,232,063,                                  --------------
and $839,901,098, respectively)                                                                       679,884,604
                                                                                                   --------------

Collateralized Mortgage Obligations                                                                           3.8% (a)
                                                                                  Principal Amount          Value
-----------------------------------------------------------------------------------------------------------------

Amortizing Residential Collateral Trust Ser. 01-BC6, Class AIO,
Interest Only (IO), 6s, 2004                                                            52,217,000      4,063,135
Arc Net Interest Margin Trust FRN Ser. 01-5A, Class A, 2.47s, 2008                       2,414,189      2,408,153
Arc Net Interest Margin Trust 144A Ser. 01-6A, Class A, 7 1/4s, 2031                       493,613        513,798
Banc of America Commercial Mortgage, Inc. Ser. 01-PB1, Class XC, IO,
0.833s, 2035                                                                            11,367,276        486,661
Chase Commercial Mortgage Securities Corp. Ser. 98-1, Class A1,
6.34s, 2006                                                                              2,346,016      2,442,790
Commercial Mortgage Asset Trust Ser. 99-C1, Class X, IO, 0.92s, 2020                   105,249,686      6,134,083
Countrywide Home Loan
  Ser. 98-A12, Class A14, 8s, 2028                                                       5,768,800      6,098,703
  Ser. 98-3, Class A5, 6 3/4s, 2028                                                      4,920,000      4,954,594
Countrywide Mortgage Backed Securities, Inc. Ser. 93-C, Class A8,
6 1/2s, 2024                                                                             6,795,000      6,735,680
Criimi Mae Commercial Mortgage Trust Ser. 98-C1, Class A2, 7s, 2011                     12,260,000     12,374,938
Criimi Mae Commercial Mortgage Trust 144A Ser. 98-C1, Class B, 7s, 2011                  4,850,000      4,344,539
CS First Boston Mortgage Securities Corp.
  Ser. 1999-C1, Class E, 7.928s, 2009                                                    3,114,000      3,324,541
  Ser. 01-CK3, Class A1, 5.26s, 2006                                                     3,094,932      3,163,742
Fannie Mae
  Ser. 92-15, Class L, IO, 8s, 2022                                                          4,501        116,665
  Ser. 01-T8, Class A1, 7 1/2s, 2031                                                    14,673,563     15,521,879
  Ser. 01-T4, Class A1, 7 1/2s, 2028                                                    21,187,620     22,412,530
  Ser. 00-4, Class SX, 6 1/2s, 2023                                                      5,303,684      5,303,684
  Ser. 01-T12, IO, 0.5723s, 2041                                                       120,995,722      2,022,897
  Ser. 02-T1, IO, 0.429s, 2031                                                          89,795,000      1,136,468
  Ser. 02-T2 Principal Only (PO) zero %, July 25, 2041                                   3,775,000      2,595,313
FFCA Secured Lending Corp. 144A Ser. 00-1, Class A2, 7.77s, 2027                        16,070,000     17,175,021
First Union National Bank Commercial Mortgage 144A
  Ser. 01-C4, Class G, 6.937s, 2033                                                      1,145,000      1,150,188
  Ser. 01-C4, Class F, 6.79s, 2033                                                         575,000        579,627
Freddie Mac
 Ser. 2028, Class SG, IO, 10.998s, 2023                                                  1,728,000        692,280
 Ser. 216, IO, 6s, 2032                                                                         --             --
 Ser. 204, IO, 6s,  2029                                                                13,689,283      3,593,437
G-Force FRB Ser. 01-1, Class A, 4.18s, 2033                                              1,047,518      1,047,518
GE Capital Mortgage Services, Inc. Ser. 98-11, Class 2A4, 6 3/4s, 2028                   5,000,000      5,029,900
General Growth Properties-Mall Properties Trust FRB Ser. 01-C1A,
Class D3, 4.07s, 2014                                                                    9,818,359      9,818,359
General Growth Properties-Mall Properties Trust 144A Ser. 01-C1A,
Class D2, 5.89s, 2011                                                                      883,724        853,697
Government National Mortgage Association Ser. 98-2, Class EA, PO,
zero %, 2028                                                                                    --             --
GS Mortgage Securities Corp. II Ser. 01-LIB, Class A2, 6.615s, 2016                      6,685,000      6,685,000
Host Marriott Pool Trust Ser. 99-HMTA, Class C, 7.73s, 2009                                260,000        268,531
Housing Securities Inc.
  Ser. 93-F, Class F9M2, 7s, 2023                                                          852,568        854,637
  Ser. 94-1, Class AB1, 6 1/2s, 2009                                                       131,003        123,728
LB Commercial Conduit Mortgage Trust Ser. 99-C2, Class B, 7.425s, 2009                   3,495,000      3,737,425
LB-UBS Commercial Mortgage Trust
  Ser. 00-C3, Class A2, 7.95s, 2010                                                      6,960,000      7,701,690
  Ser. 01-C7, Class A5, 6.133s, 2011                                                     8,470,000      8,428,668
LB-UBS Commercial Mortgage Trust 144A Ser. 01-C7, Class XCL, IO,
0.711s, 2033                                                                            39,581,000      1,563,188
Merrill Lynch Mortgage Investors, Inc.
  Ser. 96-C2, Class E, 6.96s, 2028                                                       3,465,000      3,265,763
  Ser. 98-C2, Class A1, 6.22s, 2030                                                      1,325,161      1,367,815
  Ser. 98-C2, IO, 1.538s, 2030                                                          50,148,213      3,173,442
Morgan Stanley Dean Witter Capital I Ser. 00, Class B, 7.638s, 2010                      1,535,000      1,665,715
Morgan Stanley Dean Witter Capital I 144A
  FRB Ser. 01-XLF, Class D, 3.6s, 2013                                                   1,294,880      1,292,678
  FRB Ser. 01-XLF, Class E, 3.337s, 2013                                                   834,976        825,207
Prudential Home Mortgage Securities Ser. 92-25, Class B3, 8s, 2022                         984,739        994,660
Prudential Home Mortgage Securities 144A
  Ser. 94-31, Class B3, 8s, 2009                                                           188,481        191,279
  Ser. 95-D, Class 5B, 7.54s, 2024                                                         513,267        498,431
Residential Funding Mortgage Ser. 98-S13, Class A21, 6 3/4s, 2028                        3,950,000      3,980,850
Ryland Mortgage Securities Corp.
  Ser. 94-7C, Class B1, 7.359s, 2025                                                     1,035,296      1,047,267
  Ser. 94-7C, Class B1, 7.359s, 2025                                                     1,465,792      1,481,610
Salomon Brothers Mortgage Securities VII Ser. 00-C1, Class G, 7.52s, 2010                2,200,000      2,241,250
Sears Mortgage Securities Ser. 93-7, Class T7, 7s, 2007                                    326,372        327,652
TIAA Retail Commercial Mortgage Trust Ser. 99-1, Class A, 7.17s, 2032                    8,385,127      8,843,793

Total Collateralized Mortgage Obligations (cost $34,785,326,                                       --------------
$199,734,406, and $234,519,732, respectively)                                                         206,655,099
                                                                                                   --------------

Asset-Backed Securities                                                                                       1.5%
                                                                                  Principal Amount          Value
-----------------------------------------------------------------------------------------------------------------
Asset Backed Securities Corp. Home Equity Loan Trust Ser. 02-HE1,
Class AIO, IO, 6 1/2s, 2032                                                             33,000,000      3,733,125
Asset Backed Securities Corp. NIMS Trust Ser. 01-HE3, Class A,
7s, 2031                                                                                 1,396,868      1,371,550
Advanta Mortgage Loan Trust Ser. 00-1, Class A4, 8.61s, 2028                             3,082,000      3,281,899
Bayview Financial Acquisition Trust Ser. 02-XA, Class AIO1, IO,
1.327s, 2005                                                                           349,440,000      5,077,800
Conseco Finance Securitizations Corp.
 Ser. 00-4, Class A6, 8.31s, 2032                                                       12,760,000     13,449,838
 Ser. 00-5, Class A6, 7.96s, 2032                                                        9,840,000     10,332,251
 Ser. 01-04, Class A4, 7.36s, 2019                                                       6,645,000      6,655,383
 Ser. 01-3, Class A4, 6.91s, 2031                                                        5,125,000      4,950,430
 Ser. 01-4, Class B1, 9.4s, 2010                                                         3,050,000      2,912,869
First Plus 144A Ser. 98-A, Class A, 8 1/2s, 2023                                         3,049,204      2,012,475
First Plus Home Loan Trust Ser. 97-3, Class B1, 7.79s, 2023                              5,140,140      5,272,660
Lehman Abs Manufactured Housing Contract Ser. 01-B, Class A6,
6.467s, 2028                                                                             1,156,000      1,099,414
Lehman Manufactured Housing Ser. 98-1, Class 1, 0.146s, 2028                            38,652,180        869,674
Mid-State Trust Ser. 10, Class B, 7.54s, 2026                                            1,925,391      1,829,122
Morgan Stanley Dean Witter Capital I
 Ser. 01-NC3, Class B1, FRN, 4.38s, 2031                                                 1,180,000      1,180,000
 Ser. 01-NC4, Class B1, FRN, 4.42s, 2032                                                 4,924,000      4,805,824
 Ser. 02-AM1, Class B1, FRN, 4.661s, 2032                                                1,540,000      1,533,744
Option One Mortgage Loan Trust Ser. 02-1, 6 3/4s, 2032                                   3,860,000      3,819,200
Structured Asset Security Corp. Ser. 98-RF3, IO, 2.621s, 2028                           16,464,837      3,068,634
Xerox Equipment Lease Owner Trust 144A FRB Ser. 01-1, Class A,
2.621s, 2008                                                                             7,456,683      7,479,985

Total Asset-Backed Securities (cost $17,927,884, $86,537,320, and                                  --------------
$104,465,204, respectively)                                                                            84,735,877
                                                                                                   --------------

Convertible Preferred Stocks                                                                                  0.5% (a)
                                                                                            Shares          Value
-----------------------------------------------------------------------------------------------------------------
Anker Coal Group, Inc. 14.25% cv. pfd.                                                          38            190
Anthem, Inc. $6.00 cv. pfd                                                                  47,500      3,265,625
Ford Motor Company Capital Trust II $3.25 cum. cv. pfd.                                    141,500      7,800,188
Motorola, Inc. $7.00 cv, pfd.                                                               67,900      2,949,576
TXU Corp. $4.375 cv. pfd                                                                   148,700      7,791,880
Williams Companies, Inc. (The) $2.25 cv. pfd.                                              129,300      2,747,625
World Access, Inc. 144A Ser. D, zero % cv. pfd.                                                 94             24
Xerox Corp. 144A $7.50 cv. notes                                                            28,700      2,134,706

Total Convertible Preferred Stocks (cost $5,936,625, $25,404,268,                                  --------------
and $31,340,893, respectively)                                                                         26,689,814
                                                                                                   --------------

Foreign Government Bonds and Notes                                                                            0.3% (a)
                                                                                  Principal Amount          Value
-----------------------------------------------------------------------------------------------------------------
Ontario (Province of) sr. unsub. 5 1/2s, 2008 (Canada)                                $  1,605,000      1,612,062
Quebec (Province of) sr. unsub. 5 3/4s, 2009 (Canada)                                   16,135,000     16,256,013

Total Foreign Government Bonds and Notes (cost $6,773,429,                                         --------------
$17,580,634, and $24,354,063, respectively)                                                            17,868,075
                                                                                                   --------------

Preferred Stocks                                                                                              0.2% (a)
                                                                                            Shares          Value
-----------------------------------------------------------------------------------------------------------------
AmeriKing, Inc. $3.25 cum. pfd. (PIK)                                                        7,561             76
California Federal Bancorp, Inc. Ser. A, $2.281 pfd.                                        27,755        709,140
Chevy Chase Capital Corp. Ser. A, $5.188 pfd. (PIK)                                          6,155        341,603
CSC Holdings, Inc. Ser. M, $11.125 cum. pfd. (PIK)                                           3,799        404,593
First Union Capital II Ser. A, 7.95% pfd.                                                6,381,000      6,573,515
Fresenius Medical Capital Trust II 7.875% company guaranty pfd.
(Germany)                                                                                1,605,000      1,605,000
Paxson Communications Corp. 13.25% cum. pfd. (PIK)                                               1          8,500

Total Preferred Stocks (cost $2,868,673, $9,209,758, and                                           --------------
$12,078,431, respectively)                                                                              9,642,427
                                                                                                   --------------
Convertible Bonds and Notes (cost $1,828,875, $8,351,563, and
$10,360,438, respectively)                                                                                    0.2% (a)
                                                                                  Principal Amount          Value
-----------------------------------------------------------------------------------------------------------------
Service Corp. International cv. sub. notes 6 3/4s, 2008                              $  8,245,000      8,531,102


Warrants                                                                                                      0.0% (a)
                                                                                          Warrants          Value
-----------------------------------------------------------------------------------------------------------------
Anker Coal Group, Inc. 144A                                                                      3              1
CGA Group, Ltd. 144A                                                                        16,000            160
Club Regina, Inc. 144A                                                                          --              1
Genesis Health Ventures, Inc.                                                                6,037         13,882
McCaw International, Ltd.                                                                      180              2
Raintree Resort 144A                                                                           685              7
Telehub Communications Corp. 144A                                                              280              1
UIH  Australia/Pacific, Inc. 144A                                                              625              6
United Artists Theatre                                                                       6,728         53,824

Total Warrants (cost $201,230, $1,111,312, and $1,132,542,                                         --------------
respectively)                                                                                              67,884
                                                                                                   --------------

Short-Term Investments                                                                                        7.4% (a)
                                                                                  Principal Amount          Value
-----------------------------------------------------------------------------------------------------------------
Short-term investments held as collateral for loaned securities with yields ranging from 1.74% to 2.31% and due dates ranging
from February 1, 2002 to March 28, 2002 (d)                                           $122,762,762    122,622,750
BP Amoco Capital PLC effective yield of 1.92%, February 1, 2002                         20,000,001     19,998,933
Citicorp effective yield of 1.785%, February 19, 2002                                   75,000,000     74,933,062
Falcon Asset Securitization Corp. effective yield of 1.87%,
February 15, 2002                                                                               --             --
General Electric Capital Corp. effective yield of 1.76%, February 13, 2002              50,000,000     49,970,667
Jupiter Securities Corp. effective yield of 2.05%, February 7, 2002                     50,000,001     49,985,417
Old Line Funding, effective yield of 1.78%, February 13, 2002                                   --             --
Park Avenue, effective yield of 1.74%, February 12, 2002                                        --             --
Receivables Capital Corp. effective yield of 1.71%, February 6, 2002                    50,000,000     49,988,125
Stadshypotek, effective yield of 1.74%, February 13, 2002                                       --             --
Interest in $500,000,000 joint repurchase agreement dated January 31, 2002 with Goldman Sachs & Co. due February 1, 2002, with
respect to various U.S. Government obligations -- maturity value
of $39,123,086 for an effective yield of 1.92%                                          39,121,000     39,121,000

Total Short-Term Investments (cost $56,588,495, $406,619,954,                                      --------------
and $463,208,449, respectively)                                                                       406,619,954
                                                                                                   --------------

Total Investments  (cost $943,398,282 , $5,722,203,055,
and $6,665,601,337, respectively)                                                                  $5,867,376,071
                                                                                                   ==============

The Proforma Combining Investment Portfolio of Putnam Balanced
Retirement Fund and The George Putnam Fund of Boston (Continued)                              Pro forma Combined
January 31, 2002
Common Stocks                                                                                               57.7% (a)
                                                                                           Shares          Value
-----------------------------------------------------------------------------------------------------------------
Advertising and Marketing Services                                                                           0.1%
----------------------------------------------------------------------------------------------------------------
Valassis Communications, Inc. (NON)                                                        88,100  $   3,256,176

Aerospace and Defense                                                                                        0.8%
----------------------------------------------------------------------------------------------------------------
Boeing Co. (The)                                                                          252,400     10,335,780
Lockheed Martin Corp.                                                                     471,600     24,980,640
Northrop Grumman Corp.                                                                    159,200     17,768,312
                                                                                                   -------------
                                                                                                      53,084,732

Agriculture                                                                                                  0.0%
----------------------------------------------------------------------------------------------------------------
PSF Holdings LLC Class A                                                                      330        528,608

Automotive                                                                                                   0.2%
----------------------------------------------------------------------------------------------------------------
Delphi Automotive Systems Corp.                                                           167,500      2,393,575
Ford Motor Co.                                                                            804,800     12,313,440
                                                                                                   -------------
                                                                                                      14,707,015

Banking                                                                                                      6.5%
----------------------------------------------------------------------------------------------------------------
Bank of America Corp.                                                                   1,128,400     71,123,052
Bank of New York Company, Inc. (The)                                                      924,000     37,865,520
Banknorth Group, Inc.                                                                      47,300      1,119,118
BB&T Corp.                                                                                 20,300        713,141
Charter One Financial, Inc.                                                             1,383,340     41,195,865
Comerica, Inc.                                                                            841,300     47,356,777
FleetBoston Financial Corp.                                                               216,500      7,278,730
M&T Bank Corp.                                                                            153,900     11,542,500
Mellon Financial Corp.                                                                    458,000     17,587,200
Mercantile Bankshares Corp.                                                                98,700      4,306,281
PNC Financial Services Group                                                              135,400      7,819,350
Synovus Financial Corp.                                                                    83,600      2,310,704
U.S. Bancorp                                                                            3,222,298     67,088,244
Wachovia Corp.                                                                            499,300     16,601,725
Washington Mutual, Inc.                                                                   629,700     21,611,304
Wells Fargo & Co.                                                                       1,163,200     53,960,848
Zions Bancorporation                                                                      131,100      6,597,478
                                                                                                   -------------
                                                                                                     416,077,837

Beverage                                                                                                     1.6%
----------------------------------------------------------------------------------------------------------------
Anheuser-Busch Companies, Inc.                                                            287,600     13,594,852
Brown-Forman Corp. Class B                                                                 98,450      6,448,475
Coca-Cola Co. (The)                                                                       618,300     27,050,625
Coca-Cola Enterprises, Inc.                                                               551,400      8,960,250
Fortune Brands, Inc.                                                                      726,900     29,606,637
Pepsi Bottling Group, Inc. (The)                                                          755,100     17,405,055
                                                                                                   -------------
                                                                                                     103,065,894

Broadcasting                                                                                                 0.0%
----------------------------------------------------------------------------------------------------------------
Clear Channel Communications, Inc. (NON)                                                   62,200      2,863,688

Cable Television                                                                                             0.1%
----------------------------------------------------------------------------------------------------------------
Comcast Corp. Class A (NON)                                                               212,600      7,543,048

Capital Goods                                                                                                0.2%
----------------------------------------------------------------------------------------------------------------
Eaton Corp.                                                                               168,400     12,390,872

Chemicals                                                                                                    1.1%
----------------------------------------------------------------------------------------------------------------
Avery Dennison Corp.                                                                      304,900     18,141,550
Dow Chemical Co. (The)                                                                    232,000      6,853,280
E.I. du Pont de Nemours & Co.                                                             259,300     11,453,281
Engelhard Corp.                                                                           466,200     12,988,332
PPG Industries, Inc.                                                                      375,100     18,226,109
Rohm & Haas Co.                                                                            95,400      3,508,812
                                                                                                   -------------
                                                                                                      71,171,364

Coal                                                                                                         0.2%
----------------------------------------------------------------------------------------------------------------
Arch Coal, Inc.                                                                           218,500      4,348,150
Peabody Energy Corp.                                                                      326,700      8,281,845
                                                                                                   -------------
                                                                                                      12,629,995

Commercial and Consumer Services                                                                             0.0%
----------------------------------------------------------------------------------------------------------------
ServiceMaster Co. (The)                                                                   160,700      2,285,154

Computers                                                                                                    2.5%
----------------------------------------------------------------------------------------------------------------
Compaq Computer Corp.                                                                   3,375,400     41,686,190
Dell Computer Corp. (NON)                                                                 543,600     14,943,564
Hewlett-Packard Co.                                                                     1,862,000     41,168,820
IBM Corp.                                                                                 408,500     44,073,065
Lexmark International, Inc. (NON)                                                         191,400     10,632,270
NCR Corp. (NON)                                                                           184,100      7,831,614
                                                                                                   -------------
                                                                                                     160,335,523

Conglomerates                                                                                                1.2%
----------------------------------------------------------------------------------------------------------------
Berkshire Hathaway, Inc. Class B (NON)                                                      7,060     17,318,180
Cooper Industries, Inc.                                                                   412,300     15,007,720
General Electric Co.                                                                      271,700     10,093,655
Honeywell International, Inc.                                                             224,000      7,528,640
Tyco International, Ltd. (Bermuda)                                                        760,400     26,728,060
                                                                                                   -------------
                                                                                                      76,676,255

Consumer Finance                                                                                             0.2%
----------------------------------------------------------------------------------------------------------------
Household International, Inc.                                                             233,400     11,959,416
Providian Financial Corp.                                                                 199,900        769,615
                                                                                                   -------------
                                                                                                      12,729,031

Consumer Goods                                                                                               0.3%
----------------------------------------------------------------------------------------------------------------
Colgate-Palmolive Co.                                                                      60,900      3,480,435
Kimberly-Clark Corp.                                                                      309,700     18,674,910
                                                                                                   -------------
                                                                                                      22,155,345

Electric Utilities                                                                                           3.0%
----------------------------------------------------------------------------------------------------------------
Cinergy Corp.                                                                             762,120     24,616,476
Constellation Energy Group, Inc.                                                          288,600      8,138,520
Dominion Resources, Inc.                                                                   82,200      4,839,114
DPL, Inc.                                                                                 579,792     13,485,962
DTE Energy Co.                                                                             34,400      1,410,400
Duke Energy Corp.                                                                         212,900      7,423,823
Edison International (NON)                                                                253,500      3,916,575
Entergy Corp.                                                                             865,300     35,633,054
FirstEnergy Corp.                                                                         394,300     14,667,960
FPL Group, Inc.                                                                            55,700      2,986,077
Northeast Utilities                                                                       338,000      6,121,180
PG&E Corp. (NON)                                                                          152,300      3,274,450
PPL Corp.                                                                                 349,700     11,784,890
Progress Energy, Inc.                                                                     703,530     30,744,261
Reliant Energy, Inc.                                                                      969,900     24,325,092
                                                                                                   -------------
                                                                                                     193,367,834

Electronics                                                                                                  1.4%
----------------------------------------------------------------------------------------------------------------
Avnet, Inc.                                                                                70,700      1,884,155
Intel Corp.                                                                             1,424,600     49,917,984
Motorola, Inc.                                                                          1,597,400     21,261,394
Solectron Corp. (NON)                                                                     853,600     10,004,192
W.W. Grainger, Inc.                                                                       162,380      8,817,234
                                                                                                   -------------
                                                                                                      91,884,959

Energy                                                                                                       0.2%
----------------------------------------------------------------------------------------------------------------
Baker Hughes, Inc.                                                                         63,300      2,228,160
Schlumberger, Ltd.                                                                        236,500     13,336,235
                                                                                                   -------------
                                                                                                      15,564,395

Financial                                                                                                    3.5%
----------------------------------------------------------------------------------------------------------------
American Express Co.                                                                      391,400     14,031,690
Citigroup, Inc.                                                                         3,024,700    143,370,780
Contifinacial Corp. Liquidating Trust units                                             1,937,349         96,868
Fannie Mae                                                                                532,800     43,130,160
Freddie Mac                                                                               371,700     24,948,504
                                                                                                   -------------
                                                                                                     225,578,002

Food                                                                                                         0.8%
----------------------------------------------------------------------------------------------------------------
General Mills, Inc.                                                                       346,900     17,188,895
H.J. Heinz Co.                                                                            410,350     16,988,490
Kraft Foods, Inc. Class A                                                                 489,500     18,140,870
                                                                                                   -------------
                                                                                                      52,318,255

Gaming & Lottery                                                                                             0.0%
----------------------------------------------------------------------------------------------------------------
Fitzgerald Gaming Corp. (NON)                                                               2,481             24

Health Care                                                                                                  0.2%
----------------------------------------------------------------------------------------------------------------
HCA, Inc.                                                                                 311,520     13,239,600

Health Care Services                                                                                         1.3%
----------------------------------------------------------------------------------------------------------------
Anthem, Inc. (NON)                                                                        590,500     31,414,600
CIGNA Corp.                                                                               455,900     41,942,800
Genesis Health Ventures, Inc. (NON)                                                         4,165         66,640
McKesson  Corp.                                                                           262,500     10,106,250
                                                                                                   -------------
                                                                                                      83,530,290

Household Furniture and Appliances                                                                           0.1%
----------------------------------------------------------------------------------------------------------------
Newell Rubbermaid, Inc.                                                                   111,600      3,081,276

Insurance                                                                                                    2.8%
----------------------------------------------------------------------------------------------------------------
ACE, Ltd. (Bermuda)                                                                     1,165,100     45,264,135
AMBAC Financial Group, Inc.                                                               154,000      9,186,100
American International Group, Inc.                                                        295,800     21,933,570
Chubb Corp. (The)                                                                          92,500      6,183,625
Hartford Financial Services Group, Inc. (The)                                             181,500     12,013,485
Loews Corp. - Carolina Group (NON)                                                        114,000      3,192,000
MBIA, Inc.                                                                                 64,600      3,480,648
PMI Group, Inc. (The)                                                                     130,000      9,171,500
Radian Group, Inc.                                                                        407,200     18,283,280
UnumProvident Corp.                                                                       104,100      2,946,030
XL Capital, Ltd. Class A (Bermuda)                                                        506,100     44,597,532
                                                                                                   -------------
                                                                                                     176,251,905

Investment Banking/Brokerage                                                                                 2.4%
----------------------------------------------------------------------------------------------------------------
Goldman Sachs Group, Inc. (The)                                                           141,600     12,316,368
JPMorgan Chase & Co.                                                                    1,485,600     50,584,680
Lehman Brothers Holdings, Inc.                                                            136,800      8,860,536
Merrill Lynch & Company, Inc.                                                             689,200     35,135,416
Morgan Stanley Dean Witter & Co.                                                          840,100     46,205,500
                                                                                                   -------------
                                                                                                     153,102,500

Lodging/Tourism                                                                                              0.6%
----------------------------------------------------------------------------------------------------------------
Cendant Corp. (NON)                                                                     1,223,002     21,378,075
Marriott International, Inc. Class A                                                      372,600     15,194,628
Royal Caribbean Cruises, Ltd.                                                             228,700      4,130,322
                                                                                                   -------------
                                                                                                      40,703,025

Machinery                                                                                                    0.4%
----------------------------------------------------------------------------------------------------------------
Ingersoll-Rand Co. Class A (Bermuda)                                                      208,500      9,221,955
Parker-Hannifin Corp.                                                                     312,700     15,334,808
                                                                                                   -------------
                                                                                                      24,556,763

Manufacturing                                                                                                0.1%
----------------------------------------------------------------------------------------------------------------
Illinois Tool Works, Inc.                                                                  78,300      5,589,054

Media                                                                                                        1.2%
----------------------------------------------------------------------------------------------------------------
Liberty Media Corp. Class A (NON)                                                       1,662,700     21,615,100
USA Networks, Inc. (NON)                                                                  404,300     11,558,937
Walt Disney Co. (The)                                                                   1,998,176     42,081,587
                                                                                                   -------------
                                                                                                      75,255,624

Medical Technology                                                                                           0.2%
----------------------------------------------------------------------------------------------------------------
Pall Corp.                                                                                224,800      5,183,888
Zimmer Holdings, Inc. (NON)                                                               290,140      9,438,254
                                                                                                   -------------
                                                                                                      14,622,142

Metals                                                                                                       0.1%
----------------------------------------------------------------------------------------------------------------
Alcoa, Inc.                                                                               149,430      5,357,066
Freeport-McMoRan Copper & Gold, Inc. Class B (NON)                                        190,700      2,965,385
                                                                                                   -------------
                                                                                                       8,322,451

Natural Gas Utilities                                                                                        0.7%
----------------------------------------------------------------------------------------------------------------
Dynegy, Inc. Class A                                                                      818,000     19,509,300
El Paso Corp.                                                                             290,600     11,028,270
National Fuel Gas Co.                                                                     129,700      2,970,130
NiSource, Inc.                                                                            411,500      8,559,200
Williams Companies, Inc. (The)                                                             83,000      1,467,440
                                                                                                   -------------
                                                                                                      43,534,340

Oil & Gas                                                                                                    5.4%
----------------------------------------------------------------------------------------------------------------
Anadarko Petroleum Corp.                                                                  120,000      5,895,600
Chevron Texaco Corp.                                                                       93,500      7,835,300
Conoco, Inc.                                                                              542,220     15,268,915
Devon Energy Corp.                                                                        262,600      9,773,972
Exxon Mobil Corp. (SEG)                                                                 2,950,222    115,206,169
Marathon Oil Corp.                                                                        265,800      7,455,690
Phillips Petroleum Co.                                                                    501,728     29,336,036
Royal Dutch Petroleum Co. PLC ADR (Netherlands)                                         2,074,250    103,650,273
TotalFinaElf SA ADR (France)                                                              302,500     21,283,900
Unocal Corp.                                                                              719,300     25,139,535
Valero Energy Corp.                                                                        52,900      2,430,226
                                                                                                   -------------
                                                                                                     343,275,616

Paper & Forest Products                                                                                      1.5%
----------------------------------------------------------------------------------------------------------------
Abitibi-Consolidated, Inc. (Canada)                                                     1,131,800      9,122,308
Abitibi-Consolidated, Inc. (Canada)                                                     1,276,300     10,210,400
Boise Cascade Corp.                                                                       201,600      7,176,960
International Paper Co.                                                                   666,600     27,850,548
Smurfit-Stone Container Corp. (NON)                                                     1,309,400     20,701,614
Sonoco Products Co.                                                                       464,700     12,337,785
Weyerhaeuser Co.                                                                          111,900      6,526,008
                                                                                                   -------------
                                                                                                      93,925,623

Pharmaceuticals                                                                                              4.7%
----------------------------------------------------------------------------------------------------------------
Abbott Laboratories                                                                       180,300     10,403,310
Bristol-Myers Squibb Co.                                                                1,259,200     57,129,904
Johnson & Johnson                                                                         803,300     46,197,783
Merck & Company, Inc.                                                                   1,641,800     97,161,724
Pfizer, Inc.                                                                            1,244,000     51,837,480
Pharmacia Corp.                                                                           362,273     14,672,057
Schering-Plough Corp.                                                                     776,900     25,156,022
                                                                                                   -------------
                                                                                                     302,558,280

Publishing                                                                                                   0.1%
----------------------------------------------------------------------------------------------------------------
Tribune Co.                                                                               186,660      6,938,152

Railroads                                                                                                    0.8%
----------------------------------------------------------------------------------------------------------------
CSX Corp.                                                                                 121,100      4,844,000
Union Pacific Corp.                                                                       712,100     44,185,805
                                                                                                   -------------
                                                                                                      49,029,805

Real Estate                                                                                                  1.0%
----------------------------------------------------------------------------------------------------------------
Archstone-Smith Trust                                                                     480,000     11,942,400
Boston Properties, Inc. (R)                                                               307,200     11,255,808
Equity Office Properties Trust (R)                                                        406,620     11,706,590
Equity Residential Properties Trust (R)                                                 1,027,000     27,503,060
                                                                                                   -------------
                                                                                                      62,407,858

Regional Bells                                                                                               2.7%
----------------------------------------------------------------------------------------------------------------
BellSouth Corp.                                                                         1,057,400     42,296,000
SBC Communications, Inc. (SEG)                                                          1,743,600     65,297,820
Verizon Communications, Inc.                                                            1,388,500     64,356,975
                                                                                                   -------------
                                                                                                     171,950,795

Restaurants                                                                                                  0.9%
----------------------------------------------------------------------------------------------------------------
AmeriKing, Inc. (NON)                                                                         125              2
Darden Restaurants, Inc.                                                                  337,500     13,905,000
McDonald's Corp.                                                                        1,468,300     39,908,394
Tricon Global Restaurants, Inc. (NON)                                                      76,400      4,263,120
                                                                                                   -------------
                                                                                                      58,076,516

Retail                                                                                                       1.7%
----------------------------------------------------------------------------------------------------------------
Federated Department Stores, Inc. (NON)                                                   278,800     11,603,656
JC Penney Company, Inc.                                                                   866,000     21,537,420
Kroger Co. (NON)                                                                          629,500     12,967,700
Limited, Inc. (The)                                                                     1,329,000     24,652,950
May Department Stores Co.                                                                 118,400      4,357,120
Office Depot, Inc. (NON)                                                                  158,500      2,607,325
Rite Aid Corp. (NON)                                                                      360,300        857,514
Safeway, Inc. (NON)                                                                       121,700      4,922,765
Staples, Inc. (NON)                                                                       379,300      6,910,846
TJX Companies, Inc. (The)                                                                 409,200     16,916,328
                                                                                                   -------------
                                                                                                     107,333,624

Software                                                                                                     0.4%
----------------------------------------------------------------------------------------------------------------
BMC Software, Inc. (NON)                                                                1,221,300     21,580,371
Computer Associates International, Inc.                                                   124,600      4,293,716
                                                                                                   -------------
                                                                                                      25,874,087

Technology                                                                                                   0.1%
----------------------------------------------------------------------------------------------------------------
Flextronics International, Ltd. (Singapore) (NON)                                         249,400      5,536,680

Technology Services                                                                                          0.9%
----------------------------------------------------------------------------------------------------------------
Automatic Data Processing, Inc.                                                           212,800     11,491,200
Convergys Corp. (NON)                                                                     449,200     14,235,148
KPMG Consulting, Inc. (NON)                                                             1,449,700     24,065,020
Unisys Corp. (NON)                                                                        412,600      5,157,500
                                                                                                   -------------
                                                                                                      54,948,868

Telecommunications                                                                                           1.2%
----------------------------------------------------------------------------------------------------------------
ALLTEL Corp.                                                                              141,300      7,839,324
AT&T Wireless Services, Inc. (NON)                                                        178,265      2,050,048
Citizens Communications Co. (NON)                                                         335,400      3,357,354
Qwest Communications International, Inc.                                                2,280,300     23,943,150
Sprint Corp. (FON Group)                                                                1,213,600     21,480,720
WorldCom, Inc.-WorldCom Group (NON)                                                     1,892,000     19,014,600
                                                                                                   -------------
                                                                                                      77,685,196

Tobacco                                                                                                      1.5%
----------------------------------------------------------------------------------------------------------------
Philip Morris Companies, Inc.                                                           1,956,900     98,060,259

Waste Management                                                                                             0.8%
----------------------------------------------------------------------------------------------------------------
Republic Services, Inc. (NON)                                                           1,060,900     18,459,660
Waste Management, Inc.                                                                  1,038,300     29,923,805
                                                                                                   -------------
                                                                                                      48,383,465

Total Common Stocks (cost $357,181,001 , $3,179,318,291 and                                        -------------
$3,536,499,292, respectively)                                                                      3,697,987,800
                                                                                                   -------------

U.S. Government and Agency Obligations                                                                      22.0% (a)
                                                                                 Principal Amount          Value
-----------------------------------------------------------------------------------------------------------------

U.S. Government Agency Mortgage Obligations                                                                 17.9%
----------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corporation
  8 3/4s, with due dates from May 1, 2009 to June 1, 2009                           $     788,557        840,365
  7s, with due dates from February 1, 2015 to November 1, 2016                         85,899,965     89,227,730
Federal National Mortgage Association Pass-Through Certificates                                --             --
  11s, with due dates from October 1, 2015 to March 1, 2016                                67,521         75,921
  8 3/4s, July 1, 2009                                                                     50,445         53,894
  8s, with due dates from August 1, 2026 to June 1, 2028                                9,258,794      9,855,716
  7 1/2s, with due dates from September 1, 2022 to August 1, 2031                      76,939,758     79,883,383
  7s, with due dates from October 1, 2014 to January 1, 2032                          128,086,974    131,276,142
  6 5/8s, November 15, 2030                                                               155,000        162,556
  6 1/2s, with due dates from July 1, 2010 to March 1, 2032                           293,499,214    295,965,091
  TBA, 6 1/2s, with due dates from February 1, 2017 to February 1, 2032               252,009,000    255,743,753
  6s, with due dates from May 1, 2016 to January 1, 2032                               26,668,612     26,359,502
  TBA, 6s, with due dates from February 1, 2017 to February 1, 2032                    84,177,000     83,054,549
  5 1/2s, August 15, 2014                                                                 843,090        840,366
Government National Mortgage Association Pass-Through Certificates                             --             --
  15s, September 15, 2011                                                                     668            798
  8s, with due dates from January 15, 2022 to December 15, 2027                        66,421,806     70,570,380
  7 1/2s, with due dates from September 15, 2005 to January 15, 2030                    6,938,443      7,248,420
  7s, with due dates from January 15, 2023 to December 15, 2028                        34,950,085     36,142,767
  6 1/2s, with due dates from September 15, 2024 to February 15, 2032                  61,541,656     62,317,203
                                                                                                   -------------
                                                                                                   1,149,618,536

U.S. Treasury Obligations                                                                                    4.1%
----------------------------------------------------------------------------------------------------------------
U.S. Treasury Bonds
  8s, November 15, 2021                                                                13,355,000     17,017,209
  6 1/8s, August 15, 2029 (SEG)                                                        30,390,000     32,503,017
  6s, February 15, 2026                                                                12,210,000     12,696,447
  5 3/8s, February 15, 2031                                                            18,360,000     18,202,288
U.S. Treasury Notes                                                                            --             --
  7s, July 15, 2006                                                                    37,720,000     41,710,022
  6 5/8s, May 15, 2007                                                                 65,755,000     72,094,440
  5s, August 15, 2011                                                                      10,000          9,977
  3 1/2s, November 15, 2006                                                            46,325,000     44,602,173
  3 1/4s, December 31, 2003                                                            24,040,000     24,111,399
                                                                                                   -------------
                                                                                                     262,946,972

Total U.S. Government and Agency Obligations (cost $303,637,709,                                   -------------
$1,104,103,486 and $1,407,741,195, respectively)                                                   1,412,565,508
                                                                                                   -------------

Corporate Bonds and Notes                                                                                   13.1% (a)

                                                                                 Principal Amount          Value
-----------------------------------------------------------------------------------------------------------------

Aerospace and Defense                                                                                        0.5%
----------------------------------------------------------------------------------------------------------------
Boeing Co. (The) deb. 6 5/8s, 2038                                                      8,415,000      7,913,887
Lockheed Martin Corp. bonds 8 1/2s, 2029                                                6,560,000      7,856,781
Raytheon Co. notes 8.3s, 2010                                                           3,600,000      3,984,876
Raytheon Co. notes 8.2s, 2006                                                           2,240,000      2,427,398
Raytheon Co. notes 6.15s, 2008                                                         10,425,000     10,297,606
Sequa Corp. sr. notes 9s, 2009                                                          2,630,000      2,551,100
                                                                                                   -------------
                                                                                                      35,031,648

Airlines                                                                                                     0.3%
----------------------------------------------------------------------------------------------------------------
Continental Airlines, Inc. pass-through certificates Ser. 974C, 6.8s, 2009              2,276,896      1,800,820
Continental Airlines, Inc. pass-through certificates Ser. 98-2, 6.32s, 2008            11,885,000     10,280,168
Continental Airlines, Inc. pass-through certificates Ser. 981C, 6.541s, 2009            7,634,214      6,343,956
Northwest Airlines, Inc. company guaranty 8.7s, 2007                                    2,160,000      1,879,200
Northwest Airlines, Inc. company guaranty 8.52s, 2004                                   1,310,000      1,218,300
US Air, Inc. pass-through certificates Ser. 93A2, 9 5/8s, 2003                            385,000        300,300
                                                                                                   -------------
                                                                                                      21,822,744

Automotive                                                                                                   0.4%
----------------------------------------------------------------------------------------------------------------
DaimlerChrysler Corp. company guaranty 8 1/2s, 2031                                     5,965,000      6,548,974
Dana Corp. notes 9s, 2011                                                                 630,000        573,300
Dana Corp. 144A sr. notes 9s, 2011                                                      2,560,000      2,329,600
Ford Motor Co. bonds 6 5/8s, 2028                                                      11,830,000     10,016,579
Ford Motor Co. notes 7.45s, 2031                                                        5,020,000      4,690,638
Hayes Lemmerz International, Inc. company guaranty Ser. B, 9
1/8s, 2007 (In default) (NON)                                                             180,000          7,200
Lear Corp. company guaranty Ser. B, 8.11s, 2009                                           650,000        665,054
Visteon Corp. sr. notes 8 1/4s, 2010                                                    3,650,000      3,720,883
                                                                                                   -------------
                                                                                                      28,552,228

Banking                                                                                                      2.2%
----------------------------------------------------------------------------------------------------------------
Bank of America Corp. sub. notes 7.4s, 2011                                            22,270,000     23,922,879
Bank One Corp. notes 6s, 2008                                                          12,430,000     12,504,705
Bank United Corp. notes Ser. A, 8s, 2009                                               12,790,000     13,919,612
BankAmerica Corp. sr. notes 5 7/8s, 2009                                                4,865,000      4,827,394
Citicorp sub. notes 6 3/8s, 2008                                                       13,140,000     13,448,527
Colonial Bank sub. notes 9 3/8s, 2011                                                     760,000        807,348
Colonial Bank sub. notes 8s, 2009                                                       6,255,000      6,156,546
Colonial Capital II 144A company guaranty 8.92s, 2027                                      15,000         13,733
Dime Capital Trust I bank guaranty Ser. A, 9.33s, 2027                                  4,750,000      5,162,680
Firstar Bank Milwaukee sr. notes 6 1/4s, 2002                                           2,505,000      2,573,286
GS Escrow Corp. sr. notes 7 1/8s, 2005                                                  4,920,000      4,909,521
Imperial Bank sub. notes 8 1/2s, 2009                                                     940,000      1,045,124
Merita Bank, Ltd. sub. notes 6 1/2s, 2006 (Finland)                                     1,455,000      1,519,558
National City Corp. sub. notes 7.2s, 2005                                               3,605,000      3,853,673
NB Capital Trust IV company guaranty 8 1/4s, 2027                                       5,825,000      6,188,771
Norwest Corp. med. term sr. notes 6 3/4s, 2027                                          3,960,000      3,895,848
Norwest Corp. notes Ser. G, 6 7/8s, 2006                                                2,240,000      2,319,715
Peoples Bank- Bridgeport sub. notes 7.2s, 2006                                         14,980,000     14,581,832
Peoples Heritage Capital Trust company guaranty Ser. B, 9.06s, 2027                        15,000         14,053
PNC Funding Corp. company guaranty 5 3/4s, 2006                                         7,230,000      7,277,935
Royal Bank of Scotland Group PLC bonds Ser. 2, 8.817s, 2005 (United Kingdom)              995,000      1,075,117
Sovereign Bancorp, Inc. sr. notes 10 1/2s, 2006                                         3,720,000      4,054,800
Wachovia Corp. notes 4.95s, 2006                                                        5,385,000      5,305,410
Webster Capital Trust I 144A bonds 9.36s, 2027                                          4,220,000      3,870,500
                                                                                                   -------------
                                                                                                     143,248,567

Beverage                                                                                                     0.1%
----------------------------------------------------------------------------------------------------------------
Pepsi Bottling Group, Inc. (The) sr. notes Ser. B, 7s, 2029                             8,395,000      8,943,781

Broadcasting                                                                                                 0.1%
----------------------------------------------------------------------------------------------------------------
British Sky Broadcasting PLC company guaranty 8.2s, 2009 (United Kingdom)               2,670,000      2,731,490
News America Holdings, Inc. deb. 7.7s, 2025                                             1,035,000      1,014,507
PanAmSat Corp. 144A sr. notes 8 1/2s, 2012                                              2,490,000      2,493,113
                                                                                                   -------------
                                                                                                       6,239,110

Building Materials                                                                                           0.0%
----------------------------------------------------------------------------------------------------------------
Building Materials Corp. company guaranty 8s, 2008                                         70,000         52,150
Morrison Knudsen Corp. 144A sr. notes 11s, 2010 (In default) (NON)(b)                     110,000         23,100
                                                                                                   -------------
                                                                                                          75,250

Cable Television                                                                                             0.1%
----------------------------------------------------------------------------------------------------------------
CSC Holdings, Inc. sr. sub. deb. 10 1/2s, 2016                                             75,000         82,500
CSC Holdings, Inc. sr. sub. deb. 9 7/8s, 2013                                           4,250,000      4,462,500
NTL Communications Corp. sr. notes Ser. B, 11 7/8s, 2010(b)                               760,000        269,800
NTL Communications Corp. sr. notes Ser. B, 11 1/2s, 2008(b)                               410,000        145,550
                                                                                                   -------------
                                                                                                       4,960,350

Chemicals                                                                                                    0.2%
----------------------------------------------------------------------------------------------------------------
Airgas, Inc. company guaranty 9 1/8s, 2011                                                 80,000         83,600
Equistar Chemicals LP/Equistar Funding Corp. company guaranty 10 1/8s, 2008             3,435,000      3,383,475
Hercules, Inc. company guaranty 11 1/8s, 2007                                             160,000        168,800
IMC Global, Inc. company guaranty Ser. B, 10 7/8s, 2008                                   420,000        451,282
Lyondell Petrochemical Co. notes Ser. A, 9 5/8s, 2007                                   2,490,000      2,483,775
Lyondell Petrochemical Co. sec. notes Ser. B, 9 7/8s, 2007                              2,210,000      2,143,700
Millenium America, Inc. company guaranty 9 1/4s, 2008                                     680,000        705,500
Millenium America, Inc. company guaranty 7s, 2006                                       1,080,000      1,029,867
Rohm & Haas Co. notes 7.4s, 2009                                                        4,830,000      5,167,907
                                                                                                   -------------
                                                                                                      15,617,906

Commercial and Consumer Services                                                                             0.0%
----------------------------------------------------------------------------------------------------------------
Unicco Service Co. company guaranty Ser. B, 9 7/8s, 2007                                  711,000        675,450

Computers                                                                                                    0.1%
----------------------------------------------------------------------------------------------------------------
IBM Corp. deb. 7 1/8s, 2096                                                             6,480,000      6,647,767

Conglomerates                                                                                                0.3%
----------------------------------------------------------------------------------------------------------------
TRAINS 5-2002 144A sec. notes FRN 5.996s, 2007                                         21,580,000     22,184,672

Consumer Finance                                                                                             0.7%
----------------------------------------------------------------------------------------------------------------
Capital One Financial Corp. notes 7 1/4s, 2006                                          1,700,000      1,621,648
Caterpillar Financial Services Corp. sr. notes 5.95s, 2006                                730,000        748,316
Conseco Finance Trust III, Inc. bonds 8.796s, 2027(b)                                   1,550,000        465,000
Ford Motor Credit Corp. bonds 7 3/8s, 2011                                              3,910,000      3,883,725
Ford Motor Credit Corp. notes 7.6s, 2005                                                1,375,000      1,409,114
Ford Motor Credit Corp. notes 7 3/8s, 2009                                             11,500,000     11,504,715
Ford Motor Credit Corp. notes 6 1/2s, 2007                                             11,980,000     11,777,398
Ford Motor Credit Corp. sr. notes 5.8s, 2009                                            2,705,000      2,482,486
General Motors Acceptance Corp. notes 6 1/8s, 2006                                             --             --
General Motors Acceptance Corp. notes Ser. MTN, 5.36s, 2004                             6,605,000      6,576,599
Household Finance Corp. notes 6 1/2s, 2008                                              3,735,000      3,686,669
Household Finance Corp. sr. unsub. 5 7/8s, 2009                                         3,635,000      3,434,748
                                                                                                   -------------
                                                                                                      47,590,418

Electric Utilities                                                                                           0.8%
----------------------------------------------------------------------------------------------------------------
Arizona Public Service Co. sr. notes 6 3/4s, 2006                                       4,845,000      5,049,944
Avista Corp. sr. notes 9 3/4s, 2008                                                     2,420,000      2,502,038
CILCORP, Inc. sr. notes 8.7s, 2009                                                      6,165,000      6,153,101
CMS Energy Corp. pass-through certificates 7s, 2005                                         5,000          4,855
CMS Energy Corp. sr. notes 7 5/8s, 2004                                                 2,200,000      2,216,874
CMS Energy Corp. sr. notes Ser. B, 6 3/4s, 2004                                           480,000        480,005
DPL, Inc. 144A bonds 8 1/8s, 2031                                                       9,115,000      8,848,577
FirstEnergy Corp. notes Ser. A, 5 1/2s, 2006                                           11,355,000     11,319,913
Mission Energy Holding Co. sec. notes 13 1/2s, 2008                                     1,600,000      1,776,000
Northeast Utilities notes Ser. A, 8.58s, 2006                                             573,044        609,713
Northeast Utilities notes Ser. B, 8.38s, 2005                                           1,860,354      1,943,400
Progress Energy, Inc. sr. notes 6.55s, 2004                                             2,060,000      2,144,769
PSI Energy, Inc. 1st mtge. Ser. EEE, 6.65s, 2006                                        7,810,000      7,910,845
                                                                                                   -------------
                                                                                                      50,960,034

Energy                                                                                                       0.2%
----------------------------------------------------------------------------------------------------------------
Pride Petroleum Services, Inc. sr. notes 9 3/8s, 2007                                   2,290,000      2,404,500
Transocean Sedco Forex, Inc. notes 6 5/8s, 2011                                         8,510,000      8,390,605
                                                                                                   -------------
                                                                                                      10,795,105

Financial                                                                                                    2.2%
----------------------------------------------------------------------------------------------------------------
Ace INA Holdings, Inc. company guaranty 8.3s, 2006                                      5,340,000      5,805,381
American General Corp. sr. notes 6 5/8s, 2029                                           1,515,000      1,521,037
American General Institute 144A company guaranty 8 1/8s, 2046                           2,640,000      2,988,480
Associates Corp. sr. notes 6 1/4s, 2008                                                 4,470,000      4,623,902
Associates First Capital Corp. deb. 6.95s, 2018                                         3,870,000      4,031,843
Associates First Capital Corp. sub. deb. 8.15s, 2009                                    4,065,000      4,517,516
Citigroup, Inc. bonds 6 1/2s, 2011                                                      2,050,000      2,109,963
Conseco Financing Trust II company guaranty 8.7s, 2026(b)                               6,555,000      1,966,500
Fairfax Financial Holdings, Ltd. notes 6 7/8s, 2008 (Canada)                              750,000        529,125
Fannie Mae Bonds  7 1/4s, 2030                                                         25,985,000     29,318,502
Fannie Mae Notes  7 1/4s, 2010                                                         21,200,000     23,550,639
Liberty Mutual Insurance 144A notes 7.697s, 2097                                        8,205,000      6,366,424
Markel Capital Trust I company guaranty Ser. B, 8.71s, 2046                             3,735,000      2,518,772
Metlife, Inc. sr. notes 5 1/4s, 2006                                                    6,110,000      6,123,902
Port Arthur Finance Corp. company guaranty 12 1/2s, 2009                                1,970,000      1,999,550
Principal Financial Group AU 144A notes 7.95s, 2004 (Australia)                        11,025,000     11,828,282
Sun Life Canada Capital Trust 144A company guaranty 8.526s, 2049                       11,940,000     12,494,852
TIG Capital Trust I 144A bonds 8.597s, 2027                                             5,875,000      3,290,000
Verizon Global Funding Corp. notes 7 1/4s, 2010                                        11,420,000     12,227,279
Willis Corroon Corp. 144A company guaranty 9s, 2009                                       310,000        320,850
                                                                                                   -------------
                                                                                                     138,132,799

Food                                                                                                         0.2%
----------------------------------------------------------------------------------------------------------------
Kraft Foods, Inc. notes 4 5/8s, 2006                                                   10,920,000     10,694,939

Gaming & Lottery                                                                                             0.2%
----------------------------------------------------------------------------------------------------------------
International Game Technology sr. notes 8 3/8s, 2009                                    2,475,000      2,623,500
International Game Technology sr. notes 7 7/8s, 2004                                    1,330,000      1,383,200
Mandalay Resort Group sr. sub. notes Ser. B, 10 1/4s, 2007                              1,590,000      1,693,350
MGM Mirage, Inc. company guaranty 9 3/4s, 2007                                            600,000        640,500
MGM Mirage, Inc. company guaranty 8 3/8s, 2011                                          1,120,000      1,132,601
Mohegan Tribal Gaming Authority sr. notes 8 1/8s, 2006                                  1,320,000      1,346,400
Mohegan Tribal Gaming Authority sr. sub. notes 8 3/4s, 2009                               340,000        351,900
Mohegan Tribal Gaming Authority sr. sub. notes 8 3/8s, 2011                               390,000        395,850
Park Place Entertainment Corp. sr. notes 7 1/2s, 2009                                     740,000        716,895
Park Place Entertainment Corp. sr. sub. notes 9 3/8s, 2007                              3,580,000      3,781,375
                                                                                                   -------------
                                                                                                      14,065,571

Health Care                                                                                                  0.1%
----------------------------------------------------------------------------------------------------------------
HCA, Inc. deb. 7.19s, 2015                                                              1,070,000      1,051,275
HCA, Inc. med. term notes 8.85s, 2007                                                      75,000         81,000
HCA, Inc. med. term notes 8.7s, 2010                                                    1,620,000      1,717,200
HCA, Inc. med. term notes 6.63s, 2045                                                      30,000         30,224
HCA, Inc. notes 7 1/4s, 2008                                                               60,000         61,200
Integrated Health Services, Inc. sr. sub. notes Ser. A, 9 1/2s,
2007 (In default) (NON)(b)                                                                605,000             61
Integrated Health Services, Inc. sr. sub. notes Ser. A, 9 1/4s, 2008
(In default) (NON)(b)                                                                     330,000             33
Mariner Post-Acute Network, Inc. sr. sub. notes Ser. B, 9 1/2s, 2007
(In default) (NON)                                                                      1,460,000         14,600
Mariner Post-Acute Network, Inc. sr. sub. notes stepped-coupon Ser. B,
zero % (10 1/2s, 11/1/02), 2007 (STP)                                                     310,000          1,550
Multicare Companies, Inc. sr. sub. notes 9s, 2007 (In default) (NON)(b)                 1,608,000            161
Tenet Healthcare Corp. sr. notes Ser. B, 8 1/8s, 2008                                     540,000        577,022
                                                                                                   -------------
                                                                                                       3,534,326

Homebuilding                                                                                                 0.1%
----------------------------------------------------------------------------------------------------------------
D.R. Horton, Inc. company guaranty 8s, 2009                                             3,390,000      3,432,375

Investment Banking/Brokerage                                                                                 0.3%
----------------------------------------------------------------------------------------------------------------
Goldman Sachs Group, Inc (The) notes Ser. B, 7.35s, 2009                                5,905,000      6,264,910
Merrill Lynch & Company, Inc. notes Ser. B, 5.36s, 2007                                 5,100,000      5,104,080
Morgan Stanley Dean Witter & Co. sr. notes 6 3/4s, 2011                                 5,515,000      5,679,843
                                                                                                   -------------
                                                                                                      17,048,833

Lodging/Tourism                                                                                              0.2%
----------------------------------------------------------------------------------------------------------------
Felcor Lodging LP company guaranty 9 1/2s, 2008 (R)                                     1,740,000      1,805,250
Hilton Hotels Corp. notes 8 1/4s, 2011                                                  2,700,000      2,717,418
HMH Properties, Inc. company guaranty Ser. B, 7 7/8s, 2008                              5,640,000      5,470,800
                                                                                                   -------------
                                                                                                       9,993,468

Machinery                                                                                                    0.0%
----------------------------------------------------------------------------------------------------------------
Case Corp. notes 7 1/4s, 2016                                                              80,000         62,400
Caterpillar, Inc. notes 6.55s, 2011                                                     2,345,000      2,429,279
                                                                                                   -------------
                                                                                                       2,491,679

Media                                                                                                        0.2%
----------------------------------------------------------------------------------------------------------------
AOL Time Warner, Inc. bonds 7 5/8s, 2031                                               12,065,000     12,473,642
Viacom, Inc. company guaranty 7 7/8s, 2030                                              2,450,000      2,699,900
                                                                                                   -------------
                                                                                                      15,173,542

Metals                                                                                                       0.1%
----------------------------------------------------------------------------------------------------------------
AK Steel Corp. company guaranty 7 7/8s, 2009                                            3,240,000      3,199,501
Anker Coal Group, Inc. company guaranty Ser. B, 14 1/4s, 2007 (PIK)(b)                    109,260         46,982
LTV Corp. company guaranty 11 3/4s, 2009 (In default) (NON)(b)                            220,000          1,100
                                                                                                   -------------
                                                                                                       3,247,583

Natural Gas Utilities                                                                                        0.1%
----------------------------------------------------------------------------------------------------------------
Nisource Finance Corp. company guaranty 7 7/8s, 2010                                    8,770,000      9,044,764

Oil & Gas                                                                                                    1.1%
----------------------------------------------------------------------------------------------------------------
Conoco Funding Co. company guaranty 6.35s, 2011                                         4,740,000      4,829,776
Conoco Funding Co. company guaranty 5.45s, 2006                                         7,185,000      7,225,308
El Paso Energy Partners L.P. company guaranty Ser. B, 8 1/2s, 2011                      2,370,000      2,408,513
Leviathan Gas Corp. company guaranty Ser. B, 10 3/8s, 2009                              3,630,000      3,861,413
Louis Dreyfus Natural Gas Corp. notes 6 7/8s, 2007                                      9,335,000      9,627,839
Newfield Exploration Co. sr. notes 7 5/8s, 2011                                           820,000        803,600
Norsk Hydro ASA notes 6.36s, 2009 (Norway)                                             11,470,000     11,519,780
Occidental Petroleum, Corp. 144A Structured Notes 6.019%, 2004
(issued by STEERS Credit Trust 2001)                                                   11,725,000     12,018,125
Ocean Energy, Inc. company guaranty Ser. B, 8 3/8s, 2008                                  720,000        753,999
Phillips Petroleum Co. notes 8 3/4s, 2010                                               7,650,000      8,948,587
Pioneer Natural Resources Co. company guaranty 9 5/8s, 2010                               700,000        777,000
Union Oil Company of California company guaranty 7 1/2s, 2029                           6,970,000      7,224,475
Union Pacific Resources Group, Inc. notes 7.3s, 2009                                    2,830,000      2,961,227
                                                                                                   -------------
                                                                                                      72,959,642

Paper & Forest Products                                                                                      0.1%
----------------------------------------------------------------------------------------------------------------
Boise Cascade Corp. notes 7 1/2s, 2008                                                  1,640,000      1,652,300
Georgia-Pacific Corp. notes 8 7/8s, 2031                                                1,650,000      1,469,210
Norampac, Inc. sr. notes 9 1/2s, 2008 (Canada)                                            930,000        971,850
                                                                                                   -------------
                                                                                                       4,093,360

Power Producers                                                                                              0.2%
----------------------------------------------------------------------------------------------------------------
AES Corp. (The) sr. notes 9 3/8s, 2010                                                  7,570,000      6,595,363
Calpine Corp. sr. notes 8 3/4s, 2007                                                    1,300,000      1,059,500
Calpine Corp. sr. notes 8 1/2s, 2011                                                    5,580,000      4,519,800
Calpine Corp. sr. notes 7 7/8s, 2008                                                      520,000        426,400
Calpine Corp. sr. notes 7 3/4s, 2009                                                      130,000        104,000
Midland Funding Corp. II debs. Ser. A, 11 3/4s, 2005                                       35,000         37,790
Mirant Americas Generation, Inc. sr. notes 8.3s, 2011                                     200,000        178,000
York Power Funding 144A notes 12s, 2007 (Cayman Islands) (In default) (NON)               864,000        812,160
                                                                                                   -------------
                                                                                                      13,733,013

Publishing                                                                                                   0.0%
----------------------------------------------------------------------------------------------------------------
PRIMEDIA, Inc. company guaranty 8 7/8s, 2011                                            2,510,000      2,334,300

Railroads                                                                                                    0.2%
----------------------------------------------------------------------------------------------------------------
Burlington Northern Santa Fe Corp. notes 7 1/8s, 2010                                   7,725,000      8,135,275
Norfolk Southern Corp. sr. notes 6 3/4s, 2011                                           2,440,000      2,499,634
                                                                                                   -------------
                                                                                                      10,634,909

Real Estate                                                                                                  0.2%
----------------------------------------------------------------------------------------------------------------
Simon Property Group LP 144A notes 6 3/8s, 2007                                         7,275,000      7,195,776
Tanger Properties, Ltd. company guaranty 7 7/8s, 2004                                   2,575,000      2,497,750
                                                                                                   -------------
                                                                                                       9,693,526

Restaurants                                                                                                  0.1%
----------------------------------------------------------------------------------------------------------------
Tricon Global Restaurants, Inc. sr. notes 8 7/8s, 2011                                  1,660,000      1,759,600
Tricon Global Restaurants, Inc. sr. notes 7.65s, 2008                                   2,430,000      2,442,150
                                                                                                   -------------
                                                                                                       4,201,750

Retail                                                                                                       0.1%
----------------------------------------------------------------------------------------------------------------
Dillards, Inc. notes 6.43s, 2004                                                          680,000        609,293
JC Penney Company, Inc. notes 7.6s, 2007                                                1,935,000      1,847,925
Southland Corp. deb. Ser. A, 4 1/2s, 2004                                                 810,000        756,702
Southland Corp. sr. sub. deb. 5s, 2003                                                  1,980,000      1,896,781
                                                                                                   -------------
                                                                                                       5,110,701

Shipping                                                                                                     0.0%
----------------------------------------------------------------------------------------------------------------
Aran Shipping & Trading SA notes 8.3s, 2004 (Greece)                                       11,184          5,592

Software                                                                                                     0.0%
----------------------------------------------------------------------------------------------------------------
Telehub Communications Corp. company guaranty stepped-coupon zero%
(13 7/8s, 7/31/02), 2005 (STP)                                                            320,000             32

Technology                                                                                                   0.0%
----------------------------------------------------------------------------------------------------------------
Flextronics International, Ltd. sr. sub. notes 9 7/8s, 2010 (Singapore)                   540,000        583,200
Lucent Technologies, Inc. deb. 6.45s, 2029                                                410,000        280,850
Lucent Technologies, Inc. notes 7 1/4s, 2006                                              360,000        316,800
                                                                                                   -------------
                                                                                                       1,180,850

Technology Services                                                                                          0.1%
----------------------------------------------------------------------------------------------------------------
Xerox Cap Europe PLC company guaranty 5 7/8s, 2004 (United Kingdom)                       280,000        253,400
Xerox Corp. notes 5 1/2s, 2003                                                            420,000        386,400
Xerox Corp. notes Ser. E, 5 1/4s, 2003                                                    710,000        647,875
Xerox Corp. 144A sr. notes 9 3/4s, 2009                                                 3,810,000      3,581,400
                                                                                                   -------------
                                                                                                       4,869,075

Telecommunications                                                                                           0.9%
----------------------------------------------------------------------------------------------------------------
Calpoint Receivable Structured Trust 2001 144A bonds 7.44s, 2006                        6,730,000      6,616,330
Cingular Wireless 144A notes 5 5/8s, 2006                                               5,360,000      5,378,439
Flag, Ltd. 144A sr. notes 8 1/4s, 2008 (Bermuda)                                           20,000         11,600
France Telecom 144A notes 7 3/4s, 2011 (France)                                        11,705,000     12,498,130
Sprint Capital Corp. company guaranty 5 7/8s, 2004                                      1,635,000      1,663,040
Verizon Wireless, Inc. 144A notes 5 3/8s, 2006                                         17,330,000     17,193,094
WorldCom, Inc.-WorldCom Group notes 7 1/2s, 2011                                       11,790,000     11,533,921
                                                                                                   -------------
                                                                                                      54,894,554

Textiles                                                                                                     0.0%
----------------------------------------------------------------------------------------------------------------
Kasper A.S.L., Ltd. sr. notes 12 3/4s, 2004 (In default) (NON)                            305,000         67,100
Levi Strauss & Co. sr. notes 11 5/8s, 2008                                                675,000        673,313
                                                                                                   -------------
                                                                                                         740,413

Tobacco                                                                                                      0.1%
----------------------------------------------------------------------------------------------------------------
Philip Morris Companies, Inc. notes 7 1/2s, 2004                                        1,120,000      1,192,005
Philip Morris Companies, Inc. notes 7 1/4s, 2003                                        4,360,000      4,498,648
Philip Morris Companies, Inc. notes 7 1/8s, 2004                                        3,525,000      3,714,257
                                                                                                   -------------
                                                                                                       9,404,910

Toys                                                                                                         0.0%
----------------------------------------------------------------------------------------------------------------
Hasbro, Inc. notes 6.15s, 2008                                                            720,000        655,200

Waste Management                                                                                             0.1%
----------------------------------------------------------------------------------------------------------------
Browning-Ferris deb. 7.4s, 2035                                                         7,384,000      5,870,280
Waste Management, Inc. notes 6 5/8s, 2002                                               2,250,000      2,284,515
                                                                                                    ------------
                                                                                                       8,154,795

Water Utilities                                                                                              0.1%
----------------------------------------------------------------------------------------------------------------
Azurix Corp. sr. notes Ser. B, 10 3/8s, 2007(b)                                         4,910,000      3,878,900

Total Corporate Bonds and Notes (cost $155,669,035, $684,232,063,                                  -------------
and $839,901,098, respectively)                                                                      836,750,431
                                                                                                   -------------

Collateralized Mortgage Obligations                                                                          3.8% (a)
                                                                                 Principal Amount          Value
----------------------------------------------------------------------------------------------------------------

Amortizing Residential Collateral Trust Ser. 01-BC6, Class AIO,
Interest Only (IO), 6s, 2004                                                           65,069,000      5,063,181
Arc Net Interest Margin Trust FRN Ser. 01-5A, Class A, 2.47s, 2008                      2,880,526      2,873,324
Arc Net Interest Margin Trust 144A Ser. 01-6A, Class A, 7 1/4s, 2031                      493,613        513,798
Banc of America Commercial Mortgage, Inc. Ser. 01-PB1, Class XC, IO,
0.833s, 2035                                                                           14,135,524        605,177
Chase Commercial Mortgage Securities Corp. Ser. 98-1, Class A1,
6.34s, 2006                                                                             2,880,232      2,999,043
Commercial Mortgage Asset Trust Ser. 99-C1, Class X, IO, 0.92s, 2020                  120,733,173      7,036,480
Countrywide Home Loan
  Ser. 98-A12, Class A14, 8s, 2028                                                      6,743,800      7,129,461
  Ser. 98-3, Class A5, 6 3/4s, 2028                                                     4,920,000      4,954,594
Countrywide Mortgage Backed Securities, Inc. Ser. 93-C, Class A8,
6 1/2s, 2024                                                                            6,795,000      6,735,680
Criimi Mae Commercial Mortgage Trust Ser. 98-C1, Class A2, 7s, 2011                    12,260,000     12,374,938
Criimi Mae Commercial Mortgage Trust 144A Ser. 98-C1, Class B, 7s, 2011                 4,850,000      4,344,539
CS First Boston Mortgage Securities Corp.
  Ser. 1999-C1, Class E, 7.928s, 2009                                                   3,634,000      3,879,699
  Ser. 01-CK3, Class A1, 5.26s, 2006                                                    3,790,170      3,874,438
Fannie Mae
  Ser. 92-15, Class L, IO, 8s, 2022                                                         4,501        116,665
  Ser. 01-T8, Class A1, 7 1/2s, 2031                                                   17,728,655     18,753,594
  Ser. 01-T4, Class A1, 7 1/2s, 2028                                                   24,907,517     26,347,483
  Ser. 00-4, Class SX, 6 1/2s, 2023                                                     5,303,684      5,303,684
  Ser. 01-T12, IO, 0.5723s, 2041                                                      151,101,767      2,526,232
  Ser. 02-T1, IO, 0.429s, 2031                                                        112,125,000      1,419,082
  Ser. 02-T2 Principal Only (PO) zero %, July 25, 2041                                  4,715,000      3,241,563
FFCA Secured Lending Corp. 144A Ser. 00-1, Class A2, 7.77s, 2027                       19,795,000     21,156,163
First Union National Bank Commercial Mortgage 144A
  Ser. 01-C4, Class G, 6.937s, 2033                                                     1,430,000      1,436,479
  Ser. 01-C4, Class F, 6.79s, 2033                                                        720,000        725,794
Freddie Mac
 Ser. 2028, Class SG, IO, 10.998s, 2023                                                 3,463,000      1,387,364
 Ser. 216, IO, 6s, 2032                                                                 3,326,059      1,022,763
 Ser. 204, IO, 6s,  2029                                                               13,689,283      3,593,437
G-Force FRB Ser. 01-1, Class A, 4.18s, 2033                                             1,047,518      1,047,518
GE Capital Mortgage Services, Inc. Ser. 98-11, Class 2A4, 6 3/4s, 2028                  5,740,000      5,774,325
General Growth Properties-Mall Properties Trust FRB Ser. 01-C1A,
Class D3, 4.07s, 2014                                                                  12,291,648     12,291,648
General Growth Properties-Mall Properties Trust 144A Ser. 01-C1A,
Class D2, 5.89s, 2011                                                                   1,103,407      1,065,915
Government National Mortgage Association Ser. 98-2, Class EA, PO,
zero %, 2028                                                                            1,558,804      1,321,086
GS Mortgage Securities Corp. II Ser. 01-LIB, Class A2, 6.615s, 2016                     7,830,000      7,830,000
Host Marriott Pool Trust Ser. 99-HMTA, Class C, 7.73s, 2009                               318,000        328,434
Housing Securities Inc.
  Ser. 93-F, Class F9M2, 7s, 2023                                                       1,146,659      1,149,442
  Ser. 94-1, Class AB1, 6 1/2s, 2009                                                      214,368        202,464
LB Commercial Conduit Mortgage Trust Ser. 99-C2, Class B, 7.425s, 2009                  4,010,000      4,288,147
LB-UBS Commercial Mortgage Trust
  Ser. 00-C3, Class A2, 7.95s, 2010                                                     8,670,000      9,593,916
  Ser. 01-C7, Class A5, 6.133s, 2011                                                   10,587,000     10,535,337
LB-UBS Commercial Mortgage Trust 144A Ser. 01-C7, Class XCL, IO,
0.711s, 2033                                                                           49,461,188      1,953,390
Merrill Lynch Mortgage Investors, Inc.
  Ser. 96-C2, Class E, 6.96s, 2028                                                      3,985,000      3,755,863
  Ser. 98-C2, Class A1, 6.22s, 2030                                                     1,625,369      1,677,686
  Ser. 98-C2, IO, 1.538s, 2030                                                         58,325,697      3,690,923
Morgan Stanley Dean Witter Capital I Ser. 00, Class B, 7.638s, 2010                     1,795,000      1,947,856
Morgan Stanley Dean Witter Capital I 144A
  FRB Ser. 01-XLF, Class D, 3.6s, 2013                                                  1,614,837      1,612,104
  FRB Ser. 01-XLF, Class E, 3.337s, 2013                                                1,039,968      1,027,803
Prudential Home Mortgage Securities Ser. 92-25, Class B3, 8s, 2022                      1,219,435      1,231,721
Prudential Home Mortgage Securities 144A
  Ser. 94-31, Class B3, 8s, 2009                                                          299,504        303,950
  Ser. 95-D, Class 5B, 7.54s, 2024                                                        513,267        498,431
Residential Funding Mortgage Ser. 98-S13, Class A21, 6 3/4s, 2028                       3,950,000      3,980,850
Ryland Mortgage Securities Corp.
  Ser. 94-7C, Class B1, 7.359s, 2025                                                    1,035,296      1,047,267
  Ser. 94-7C, Class B1, 7.359s, 2025                                                    1,465,792      1,481,610
Salomon Brothers Mortgage Securities VII Ser. 00-C1, Class G, 7.52s, 2010               2,740,000      2,791,375
Sears Mortgage Securities Ser. 93-7, Class T7, 7s, 2007                                   326,372        327,652
TIAA Retail Commercial Mortgage Trust Ser. 99-1, Class A, 7.17s, 2032                   9,867,835     10,407,605

Total Collateralized Mortgage Obligations (cost $34,785,326,                                       -------------
$199,734,406, and $234,519,732, respectively)                                                        242,578,973
                                                                                                   -------------

Asset-Backed Securities                                                                                      1.6%
                                                                                 Principal Amount          Value
----------------------------------------------------------------------------------------------------------------
Asset Backed Securities Corp. Home Equity Loan Trust Ser. 02-HE1,
Class AIO, IO, 6 1/2s, 2032                                                            41,213,000      4,662,221
Asset Backed Securities Corp. NIMS Trust Ser. 01-HE3, Class A,
7s, 2031                                                                                1,727,575      1,696,263
Advanta Mortgage Loan Trust Ser. 00-1, Class A4, 8.61s, 2028                            3,586,000      3,818,588
Bayview Financial Acquisition Trust Ser. 02-XA, Class AIO1, IO,
1.327s, 2005                                                                          435,695,000      6,331,193
Conseco Finance Securitizations Corp.
 Ser. 00-4, Class A6, 8.31s, 2032                                                      15,880,000     16,738,513
 Ser. 00-5, Class A6, 7.96s, 2032                                                      11,710,000     12,295,799
 Ser. 01-04, Class A4, 7.36s, 2019                                                      8,310,000      8,322,985
 Ser. 01-3, Class A4, 6.91s, 2031                                                       6,235,000      6,022,621
 Ser. 01-4, Class B1, 9.4s, 2010                                                        3,810,000      3,638,699
First Plus 144A Ser. 98-A, Class A, 8 1/2s, 2023                                        3,049,204      2,012,475
First Plus Home Loan Trust Ser. 97-3, Class B1, 7.79s, 2023                             6,355,390      6,519,241
Lehman Abs Manufactured Housing Contract Ser. 01-B, Class A6,
6.467s, 2028                                                                            1,437,000      1,366,659
Lehman Manufactured Housing Ser. 98-1, Class 1, 0.146s, 2028                           46,055,022      1,036,238
Mid-State Trust Ser. 10, Class B, 7.54s, 2026                                           2,399,333      2,279,367
Morgan Stanley Dean Witter Capital I
 Ser. 01-NC3, Class B1, FRN, 4.38s, 2031                                                1,470,000      1,470,000
 Ser. 01-NC4, Class B1, FRN, 4.42s, 2032                                                6,151,000      6,003,376
 Ser. 02-AM1, Class B1, FRN, 4.661s, 2032                                               1,925,000      1,917,180
Option One Mortgage Loan Trust Ser. 02-1, 6 3/4s, 2032                                  3,860,000      3,819,200
Structured Asset Security Corp. Ser. 98-RF3, IO, 2.621s, 2028                          16,464,837      3,068,634
Xerox Equipment Lease Owner Trust 144A FRB Ser. 01-1, Class A,
2.621s, 2008                                                                            9,232,427      9,261,279

Total Asset-Backed Securities (cost $17,927,884, $86,537,320, and                                  -------------
$104,465,204, respectively)                                                                          102,280,531
                                                                                                   -------------

Convertible Preferred Stocks                                                                                 0.5% (a)
                                                                                           Shares          Value
----------------------------------------------------------------------------------------------------------------
Anker Coal Group, Inc. 14.25% cv. pfd.                                                         45            225
Anthem, Inc. $6.00 cv. pfd                                                                 57,930      3,982,688
Ford Motor Company Capital Trust II $3.25 cum. cv. pfd.                                   157,000      8,654,626
Motorola, Inc. $7.00 cv, pfd.                                                              82,800      3,596,832
TXU Corp. $4.375 cv. pfd                                                                  181,500      9,510,600
Williams Companies, Inc. (The) $2.25 cv. pfd.                                             158,300      3,363,875
World Access, Inc. 144A Ser. D, zero % cv. pfd.                                               108             27
Xerox Corp. 144A $7.50 cv. notes                                                           35,100      2,610,738

Total Convertible Preferred Stocks (cost $5,936,625, $25,404,268,                                  -------------
and $31,340,893, respectively)                                                                        31,719,611
                                                                                                   -------------

Foreign Government Bonds and Notes                                                                           0.4% (a)
                                                                                 Principal Amount          Value
----------------------------------------------------------------------------------------------------------------
Ontario (Province of) sr. unsub. 5 1/2s, 2008 (Canada)                               $  5,160,000      5,182,704
Quebec (Province of) sr. unsub. 5 3/4s, 2009 (Canada)                                  19,405,000     19,550,538

Total Foreign Government Bonds and Notes (cost $6,773,429,                                         -------------
$17,580,634, and $24,354,063, respectively)                                                           24,733,242
                                                                                                   -------------

Preferred Stocks                                                                                             0.2% (a)
                                                                                           Shares          Value
----------------------------------------------------------------------------------------------------------------
AmeriKing, Inc. $3.25 cum. pfd. (PIK)                                                       9,440             95
California Federal Bancorp, Inc. Ser. A, $2.281 pfd.                                       27,755        709,140
Chevy Chase Capital Corp. Ser. A, $5.188 pfd. (PIK)                                         6,470        359,086
CSC Holdings, Inc. Ser. M, $11.125 cum. pfd. (PIK)                                         11,378      1,211,757
First Union Capital II Ser. A, 7.95% pfd.                                               8,201,000      8,454,995
Fresenius Medical Capital Trust II 7.875% company guaranty pfd.
(Germany)                                                                               1,925,000      1,925,000
Paxson Communications Corp. 13.25% cum. pfd. (PIK)                                              1          8,500

Total Preferred Stocks (cost $2,868,673, $9,209,758, and                                           -------------
$12,078,431, respectively)                                                                            12,668,573
                                                                                                   -------------
Convertible Bonds and Notes (cost $1,828,875, $8,351,563, and
$10,180,438, respectively)                                                                                   0.2% (a)
                                                                                 Principal Amount          Value
----------------------------------------------------------------------------------------------------------------
Service Corp. International cv. sub. notes 6 3/4s, 2008                              $ 10,045,000     10,393,562


Warrants                                                                                                     0.0% (a)
                                                                                         Warrants          Value
-----------------------------------------------------------------------------------------------------------------
Anker Coal Group, Inc. 144A                                                                     4              2
CGA Group, Ltd. 144A                                                                       16,000            160
Club Regina, Inc. 144A                                                                         30              2
Genesis Health Ventures, Inc.                                                               6,993         16,076
McCaw International, Ltd.                                                                     225              3
Raintree Resort 144A                                                                          715              8
Telehub Communications Corp. 144A                                                             320              2
UIH  Australia/Pacific, Inc. 144A                                                             750              7
United Artists Theatre                                                                      8,006         64,048

Total Warrants (cost $201,230, $1,111,312, and $1,312,542,                                         -------------
respectively)                                                                                             80,308
                                                                                                   -------------
Short-Term Investments                                                                                       7.2% (a)
                                                                                 Principal Amount          Value
-----------------------------------------------------------------------------------------------------------------
Short-term investments held as collateral for loaned securities with yields ranging from 1.74% to 2.31% and due dates ranging
from February 1, 2002 to March 28, 2002 (d)                                          $132,288,877    132,138,000
BP Amoco Capital PLC effective yield of 1.92%, February 1, 2002                        20,000,001     19,998,933
Citicorp effective yield of 1.785%, February 19, 2002                                  75,000,000     74,933,062
Falcon Asset Securitization Corp. effective yield of 1.87%,
February 15, 2002                                                                       1,000,000        999,320
General Electric Capital Corp. effective yield of 1.76%, February 13, 2002             50,000,000     49,970,667
Jupiter Securities Corp. effective yield of 2.05%, February 7, 2002                    50,000,001     49,985,417
Old Line Funding, effective yield of 1.78%, February 13, 2002                          19,100,000     19,088,667
Park Avenue, effective yield of 1.74%, February 12, 2002                               19,000,000     18,989,898
Receivables Capital Corp. effective yield of 1.71%, February 6, 2002                   50,000,000     49,988,125
Stadshypotek, effective yield of 1.74%, February 13, 2002                               8,000,000      7,995,360
Interest in $500,000,000 joint repurchase agreement dated January 31, 2002 with Goldman Sachs & Co. due February 1, 2002, with
respect to various U.S. Government obligations -- maturity value
of $39,123,086 for an effective yield of 1.92%                                         39,121,000     39,121,000

Total Short-Term Investments (cost $56,588,495, $406,619,954,                                     --------------
and $463,208,449, respectively)                                                                      463,208,449
                                                                                                  --------------

Total Investments  (cost $943,398,282 , $5,722,203,055,
and $6,665,601,337, respectively)                                                                 $6,834,966,988
                                                                                                  ==============

 (a) Percentages indicated are based on net assets as follows:

     Balanced Retirement Fund               $    907,835,795
     The George Putnam Fund of Boston          5,498,783,324
     Proforma                             $    6,406,302,119

(b): These securities represent holdings that would be sold in order to comply with the compliance guidelines and/or investment restricitions of The George Putnam Fund of Boston. These securities would be disposed of prior to the merger at the expense of Putnam Balanced Retirement Fund. Because the Funds are actively managed, their portfolio holdings as of January 31, 2002 are unlikely to reflect what their portfolio holdings will be as of the date the merger is completed. Accordingly, no adjustments have been made to indicate holdings that would be sold in anticipation of the merger to accommodate the investment strategies of The George Putnam Fund of Boston.


(NON) Non-income-producing security.

(STP) The interest or dividend rate and date shown parenthetically represent the new interest or dividend rate to be paid and the date the fund will begin accruing interest or dividend income at this rate.

(PIK) Income may be received in cash or additional securities at the discretion of the issuer.

(SEG) A portion of these securities were pledged and segregated with the custodian to cover margin requirements for futures contracts at December 31, 2001.

 (R) Real Estate Investment Trust.

     144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

     ADR after the name of a foreign holding stands for American Depositary Receipts, representing ownership of foreign securities on deposit with a custodian bank.

     TBA after the name of a security represents to be announced securities.


The George Putnam Fund of Boston
Futures Contracts Outstanding at December 31, 2001
                                                                                                            Unrealized
                                                            Aggregate Face        Expiration             Appreciation/
                                           Total Value               Value              Date             (Depreciation)
----------------------------------------------------------------------------------------------------------------------

S&P 500 (Long)                      $       93,540,788  $       94,448,119            Mar-02        $         (907,331)
U.S. Treasury Bonds (Short)                  1,028,438           1,043,629            Mar-02                    15,191
U.S. Treasury 2 Yr. Notes (Short)           94,637,500          93,977,467            Mar-02                  (660,033)
U.S. Treasury 5 Yr. Notes (Long)            26,201,297          26,188,837            Mar-02                    12,460
U.S. Treasury 10 Yr. Notes (Short)          13,657,875          13,548,483            Mar-02                  (109,392)
                                                                                                    $       (1,649,105)

Putnam Balanced Retirement Fund
Futures Contracts Outstanding
at December 31, 2001
                                                            Aggregate Face         Expiration               Unrealized
                                           Total Value               Value               Date             Depreciation
----------------------------------------------------------------------------------------------------------------------

U.S. Treasury 5yr. (short)          $        9,228,797  $        9,223,670           Mar - 02       $           (5,127)
U.S. Treasury 5yr. (long)                    6,376,313           6,480,716           Mar - 02                 (104,403)
U.S. Treasury 10yr. (short)                  2,964,500           2,956,069           Mar - 02                   (8,431)
                                                                                                    $         (117,961)


The George Putnam Fund of Boston
TBA Sales Commitments at
(premium received $70,619,785)
                                              Principal    Expiration
Agency                                           Amount          Date                         Value
---------------------------------------------------------------------------------------------------
FNMA, 6 1/2s, February 1, 2032       $        3,384,000       2/13/02            $        3,404,101
FNMA, 6s, February 1, 2032                   68,250,000       2/13/02                    67,140,937
                                                                                 $       70,545,038

Putnam Balanced Retirement Fund
TBA Sales Commitments at
( premium received $24,436,294)
                                              Principal    Expiration
Agency                                           Amount          Date                         Value
---------------------------------------------------------------------------------------------------
FNMA, 6s, February 1, 2032                   24,812,000       2/13/02                    24,408,805





                                                                                The George Putnam Fund of Boston
Pro Forma Combining
Statement of Assets and Liabilities
January 31, 2002

                                                                     The George      Putanam
                                                                     Putnam Fund     Balanced                            Pro Forma
Assets                                                               of Boston    Retirement Fund                         Combined
----------------------------------------------------------------------------------------------------------------------------------
Investments in securities, at value, including $117,586,098 and
$9,036,176 of securities on loan, respectively (identified cost
$5,722,203,055, $943,398,282 and $6,665,601,337, respectively)     $5,867,376,071  $ 967,590,917                    $6,834,966,988
----------------------------------------------------------------------------------------------------------------------------------
Cash                                                                           --      7,091,402                         7,091,402
----------------------------------------------------------------------------------------------------------------------------------
Dividends, interest and other receivables                              26,584,138      5,851,215                        32,435,353
----------------------------------------------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                  8,807,162      3,394,375                        12,201,537
----------------------------------------------------------------------------------------------------------------------------------
Receivable for securities sold                                        194,987,565     63,032,913                       258,020,478
----------------------------------------------------------------------------------------------------------------------------------
Receivable for variation margin                                         1,385,037         19,734                         1,404,771
----------------------------------------------------------------------------------------------------------------------------------
Total assets                                                        6,099,139,973  1,046,980,556                     7,146,120,529
Liabilities
----------------------------------------------------------------------------------------------------------------------------------
Payable to subcustodian                                                 2,156,039            -                           2,156,039
----------------------------------------------------------------------------------------------------------------------------------
Collateral on securities loaned, at value                             122,622,750      9,515,250                       132,138,000
----------------------------------------------------------------------------------------------------------------------------------
Payable for securities purchased                                      370,432,057    101,682,226                       472,114,283
----------------------------------------------------------------------------------------------------------------------------------
TBA sales commitments, at value (proceeds receivable
$70,619,785 and 24,436,294, and $95,056,079, respectively)             70,545,038     24,408,805                        94,953,843
----------------------------------------------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                             24,252,558        879,298                        25,131,856
----------------------------------------------------------------------------------------------------------------------------------
Payable for compensation of Manager                                     6,576,799      1,339,267                         7,916,066
----------------------------------------------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees                       1,640,896        190,755                         1,831,651
----------------------------------------------------------------------------------------------------------------------------------
Payable for compensation of Trustees                                       69,090         48,899                           117,989
----------------------------------------------------------------------------------------------------------------------------------
Payable for administrative services                                         3,788            890                             4,678
----------------------------------------------------------------------------------------------------------------------------------
Payable for distribution fees                                           1,872,352        949,604                         2,821,956
----------------------------------------------------------------------------------------------------------------------------------
Other accrued expenses                                                    185,282        129,767        317,000 B          632,049
----------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                     600,356,649    139,144,761        317,000        739,818,410

Net assets                                                         $5,498,783,324    907,835,795       (317,000)     6,406,302,119
----------------------------------------------------------------------------------------------------------------------------------
Shares
----------------------------------------------------------------------------------------------------------------------------------
Class A
----------------------------------------------------------------------------------------------------------------------------------
Net assets                                                         $3,274,712,131   $630,943,728       (212,203)B  $ 3,905,443,656
----------------------------------------------------------------------------------------------------------------------------------
Shares outstanding                                                    196,505,784     61,037,180    (23,174,634)C      234,368,330
----------------------------------------------------------------------------------------------------------------------------------
Net asset value per share                                          $        16.66   $      10.34                   $         16.66
----------------------------------------------------------------------------------------------------------------------------------
Class B
----------------------------------------------------------------------------------------------------------------------------------
Net assets                                                         $1,137,090,380   $237,281,242        (78,404)B  $ 1,374,293,218
----------------------------------------------------------------------------------------------------------------------------------
Shares outstanding                                                     68,918,442     23,210,644     (8,833,479)C       83,295,607
----------------------------------------------------------------------------------------------------------------------------------
Net asset value per share                                          $        16.50   $      10.22                   $         16.50
----------------------------------------------------------------------------------------------------------------------------------
Class C
----------------------------------------------------------------------------------------------------------------------------------
Net assets                                                         $   46,996,724   $ 15,800,946         (4,795)B  $    62,792,875
----------------------------------------------------------------------------------------------------------------------------------
Shares outstanding                                                      2,834,125      1,538,745       (585,966)C        3,786,904
----------------------------------------------------------------------------------------------------------------------------------
Net asset value per share                                          $        16.58   $      10.27                   $         16.58
----------------------------------------------------------------------------------------------------------------------------------
Class M
----------------------------------------------------------------------------------------------------------------------------------
Net assets                                                         $  246,349,861   $ 20,138,842         (8,877)B  $   266,479,826
----------------------------------------------------------------------------------------------------------------------------------
Shares outstanding                                                     14,924,378      1,962,132       (742,634)C       16,143,876
----------------------------------------------------------------------------------------------------------------------------------
Net asset value per share                                          $        16.51   $      10.26                   $         16.51
----------------------------------------------------------------------------------------------------------------------------------
Class Y
----------------------------------------------------------------------------------------------------------------------------------
Net assets                                                         $  793,634,228   $  3,671,037        (12,721)B  $   797,292,544
----------------------------------------------------------------------------------------------------------------------------------
Shares outstanding                                                     47,516,855        355,036       (135,267)C       47,736,624
----------------------------------------------------------------------------------------------------------------------------------
Net asset value per share                                          $        16.70   $      10.34                   $         16.70
----------------------------------------------------------------------------------------------------------------------------------





Proforma Combining
Statement of Operations
Twelve months ended January 31, 2002

                                                                            Putnam
                                                        George Putnam  Balanced Retirement    Pro Forma          Pro Forma
                                                       Fund of Boston         Fund           Adjustments          Combined
---------------------------------------------------------------------------------------------------------------------------
Investment Income:
---------------------------------------------------------------------------------------------------------------------------
Dividends (net of foreign tax $438,545, $36,363 and
$474,908, repectively)                                 $ 62,850,482      $  7,133,193              --          $ 69,983,675
---------------------------------------------------------------------------------------------------------------------------
Interest                                                138,675,830        28,583,253              --           167,259,083
---------------------------------------------------------------------------------------------------------------------------
Securities Lending                                          134,642             9,905 #            -- #             144,547
---------------------------------------------------------------------------------------------------------------------------
Total Investment Income                                 201,660,954        35,726,351 #            -- #         237,387,305
---------------------------------------------------------------------------------------------------------------------------

Expenses:
---------------------------------------------------------------------------------------------------------------------------
Compensation of Manager                                  25,842,580         4,871,767      (1,293,425) A         29,420,922
---------------------------------------------------------------------------------------------------------------------------
Investor servicing and custodian fees                     9,071,699           979,745         (62,644) A          9,988,800
---------------------------------------------------------------------------------------------------------------------------
Compensation of Trustees                                     26,976            20,490          32,534  A             80,000
---------------------------------------------------------------------------------------------------------------------------
Administrative services                                      47,058            14,205          (7,715) A             53,548
---------------------------------------------------------------------------------------------------------------------------
Distribution fees- Class A                                7,879,354         1,440,626              --             9,319,980
---------------------------------------------------------------------------------------------------------------------------
Distribution fees- Class B                               11,789,728         1,891,371              --            13,681,099
---------------------------------------------------------------------------------------------------------------------------
Distribution fees- Class C                                  372,229            86,160              --               458,389
---------------------------------------------------------------------------------------------------------------------------
Distribution fees- Class M                                1,855,130           130,597              --             1,985,727
---------------------------------------------------------------------------------------------------------------------------
Other                                                     2,014,647           458,438        (301,423) A          2,171,662
---------------------------------------------------------------------------------------------------------------------------
Total Expenses                                           58,899,401         9,893,399      (1,632,673)           67,160,127
---------------------------------------------------------------------------------------------------------------------------
Expense reduction                                          (805,116)         (150,003)                             (955,119)
---------------------------------------------------------------------------------------------------------------------------
Net expenses                                             58,094,285         9,743,396      (1,632,673)           66,205,008
---------------------------------------------------------------------------------------------------------------------------
Net investment income                                   143,566,669        25,982,955       1,632,673           171,182,297
---------------------------------------------------------------------------------------------------------------------------
Net realized gain on investments                          3,885,378        11,248,647                            15,134,025
---------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on futures contracts            (3,537,465)          436,575                            (3,100,890)
---------------------------------------------------------------------------------------------------------------------------
Net realized gain on foreign currency transactions          489,556                --                               489,556
---------------------------------------------------------------------------------------------------------------------------
Net realized loss on swap contracts                      (1,225,656)                                             (1,225,656)
---------------------------------------------------------------------------------------------------------------------------
Net unrealized depreciation of assets and liablities                                                                     --
---------------------------------------------------------------------------------------------------------------------------
in foreign currencies during the year                        (8,680)          (12,588)                              (21,268)
---------------------------------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments, TBA sale                                                                     --
---------------------------------------------------------------------------------------------------------------------------
commitments, and futures contracts during the year     (192,749,726)      (15,999,533)                         (208,749,259)
---------------------------------------------------------------------------------------------------------------------------
Net loss on investments                                (193,146,593)       (4,326,899)                         (197,473,492)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                              $(49,579,924)     $ 21,656,056    $   1,632,673         $(26,291,195)
---------------------------------------------------------------------------------------------------------------------------




Appendix A

THE GEORGE PUTNAM FUND OF BOSTON

FORM N-1A
PART B

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

November 30, 2001

This SAI is not a prospectus. If the fund has more than one form of current prospectus, each reference to the prospectus in this SAI shall include all of the fund's prospectuses, unless otherwise noted. The SAI should be read together with the applicable prospectus. Certain disclosure has been incorporated by reference from the fund's annual report. For a free copy of the fund's annual report or prospectus dated November 30, 2001, call Putnam Investor Services at 1-800-225-1581 or write Putnam Investor Services, Mailing address: P.O. Box 41203, Providence, RI 02940-1203.

Part I of this SAI contains specific information about the fund. Part II includes information about the fund and the other Putnam funds.

502090

TABLE OF CONTENTS

PART I

FUND ORGANIZATION AND CLASSIFICATION                               I-3
INVESTMENT RESTRICTIONS                                            I-3
CHARGES AND EXPENSES                                               I-5
INVESTMENT PERFORMANCE                                            I-12
ADDITIONAL OFFICERS                                               I-13
INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS                  I-14

PART II

MISCELLANEOUS INVESTMENTS, INVESTMENT PRACTICES AND RISKS         II-1
TAXES                                                            II-24
MANAGEMENT                                                       II-28
DETERMINATION OF NET ASSET VALUE                                 II-35
HOW TO BUY SHARES                                                II-37
DISTRIBUTION PLANS                                               II-46
INVESTOR SERVICES                                                II-49
SIGNATURE GUARANTEES                                             II-53
SUSPENSION OF REDEMPTIONS                                        II-53
SHAREHOLDER LIABILITY                                            II-53
STANDARD PERFORMANCE MEASURES                                    II-54
COMPARISON OF PORTFOLIO PERFORMANCE                              II-55
SECURITIES RATINGS                                               II-59
DEFINITIONS                                                      II-63

SAI
PART I

FUND ORGANIZATION AND CLASSIFICATION

The George Putnam Fund of Boston is a Massachusetts business trust organized on November 1, 1937. A copy of the Agreement and Declaration of Trust, which is governed by Massachusetts law, is on file with the Secretary of State of The Commonwealth of Massachusetts.

The fund is an open-end diversified management investment company with an unlimited number of authorized shares of beneficial interest which may be divided without shareholder approval into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees determine. The fund offers other classes of shares with different sales charges and expenses.

Each share has one vote, with fractional shares voting proportionally. Shares of all classes will vote together as a single class except when otherwise required by law or as determined by the Trustees. Shares are freely transferable, are entitled to dividends as declared by the Trustees, and, if the fund were liquidated, would receive the net assets of the fund.

The fund may suspend the sale of shares at any time and may refuse any order to purchase shares. Although the fund is not required to hold annual meetings of its shareholders, shareholders holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust.

The fund is a "diversified" investment company under the Investment Company Act of 1940. This means that with respect to 75% of its total assets, the fund may not invest more than 5% of its total assets in the securities of any one issuer (except U.S. government securities). The remaining 25% of its total assets is not subject to this restriction. To the extent the fund invests a significant portion of its assets in the securities of a particular issuer, it will be subject to an increased risk of loss if the market value of such issuer's securities declines.


INVESTMENT RESTRICTIONS

As fundamental investment restrictions, which may not be changed without a vote of a majority of the outstanding voting securities, the fund may not and will not:

(1) With respect to 75% of its total assets, invest in the securities of any issuer if, immediately after such investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities.

(2) With respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer.

(3) Purchase securities (other than securities of the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, more than 25% of the fund's total assets would be invested in any one industry.

(4) Invest in commodities or commodity contracts except that it may purchase or sell financial futures contracts and options thereon.

(5) Act as an underwriter except to the extent that, in connection with the disposition of its portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

(6) Borrow money in excess of 10% of the value (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes. Such borrowings will be repaid before any additional investments are purchased.

(7) Make loans, except by purchase of debt obligations in which the fund may invest consistent with its investment policies, by entering into repurchase agreements, or by lending its portfolio securities.

(8) Purchase any security the disposition of which is restricted under federal securities laws if as a result more than 15% of the fund's net assets, taken at current value, would be invested in such securities, excluding restricted securities that have been determined by the Trustees of the fund (or the person designated by them to make such determinations) to be readily marketable.

The Trustees may not deal with the fund as principal in the purchase or sale of securities, or borrow money or property from the fund.

The Investment Company Act of 1940 provides that a "vote of a majority of the outstanding voting securities" of the fund means the affirmative vote of the lesser of (l) more than 50% of the outstanding fund shares, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding fund shares are represented at the meeting in person or by proxy.

The following non-fundamental investment policies may be changed by the Trustees without shareholder approval:

The fund invest in (a) securities which are not readily marketable, (b) securities restricted as to resale (excluding securities determined by the Trustees of the fund (or the person designated by the Trustees of the fund to make such determinations) to be readily marketable, and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the fund's net assets (taken at current value) would be invested in securities described in (a), (b) and (c) above.

                ---------------------------------

All percentage limitations on investments (other than pursuant to the non-fundamental restriction) will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

                     -------------------

CHARGES AND EXPENSES

Management fees

Under a Management Contract dated July 11, 1996, the fund pays a quarterly fee to Putnam Management based on the average net assets of the fund, as determined at the close of each business day during the quarter, at the annual rate of 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion and 0.38% thereafter. For the past three fiscal years, pursuant to the Management Contract, the fund incurred the following fees:

Article I.

Fiscal                     Management
year                        fee paid

2001                      $25,688,344
2000                      $28,176,855
1999                      $28,883,413

Brokerage commissions

The following table shows brokerage commissions paid during the fiscal periods indicated:

Fiscal                     Brokerage
year                      commissions

2001                       $4,580,873
2000                       $9,011,828
1999                       $7,329,606

The portfolio turnover rate for the fund's 2001 fiscal year was higher than the portfolio turnover rate for the fund's prior fiscal year due to the fund realigning its composition of equity and bond holdings.

The following table shows transactions placed with brokers and dealers during the most recent fiscal year to recognize research, statistical and quotation services received by Putnam Management and its affiliates:

Dollar value          Percent of
  of these              total               Amount of
transactions         transactions          commissions

$1,533,913,787         17.85%              $2,009,334

Administrative expense reimbursement

The fund reimbursed Putnam Management for administrative services during fiscal 2001, including compensation of certain fund officers and contributions to the Putnam Investments, LLC Profit Sharing Retirement Plan for their benefit, as follows:


                           Portion of total
                           reimbursement for
Total                      compensation and
reimbursement               contributions

$39,042                        $32,558

Trustee responsibilities and fees

The Trustees are responsible for generally overseeing the conduct of fund business. Subject to such policies as the Trustees may determine, Putnam Management furnishes a continuing investment program for the fund and makes investment decisions on its behalf. Subject to the control of the Trustees, Putnam Management also manages the fund's other affairs and business.

Each Trustee receives a fee for his or her services. Each Trustee also receives fees for serving as Trustee of other Putnam funds. The Trustees periodically review their fees to assure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund complexes.
The Trustees meet monthly over a two-day period, except in August. The Executive Committee, which consists solely of Trustees not affiliated with Putnam Management and is responsible for recommending Trustee compensation, estimates that Committee and Trustee meeting time together with the appropriate preparation requires the equivalent of at least three business days per Trustee meeting. The following table shows the year each Trustee was first elected a Trustee of the Putnam funds, the fees paid to each Trustee by the fund for fiscal 2001 and the fees paid to each Trustee by all of the Putnam funds during calendar year 2000:




Section 1.01 COMPENSATION TABLE


                                                      Estimated annual        Total
                 Aggregate     Pension or retirement  benefits from all   compensation
            compensation from  benefits accrued as    Putnam funds upon  from all Putnam
Trustees/Year  the fund (1)    part of fund expenses   retirement (2)      funds (3)
----------------------------------------------------------------------------------------
Jameson A. Baxter/
1994 (4)         $3,776               $907                $100,000          $200,000

Charles B. Curtis/
2001 (8)          3,251                 --                 100,000                --

Hans H. Estin/
1972 (5)          3,640              1,905                  97,904           200,500

John A. Hill/
1985 (4)(7)       3,494              1,365                 200,000           269,000

Ronald J. Jackson/
1996 (4)          3,194              1,048                 100,000           200,000

Paul L. Joskow/
1997 (4)          3,194                671                 100,000           200,000

Elizabeth T. Kennan/
1992              3,743              1,335                 100,000           199,500

Lawrence J. Lasser/
1992 (6)             --                755                  92,500           107,000

John H. Mullin, III/
1997 (4)          3,194              1,007                 100,000           199,000

Robert E. Patterson/
1984              3,758                669                 100,000           200,000

George Putnam, III/
1984 (7)          3,666                584                 150,000           225,000

A.J.C. Smith/
1986 (6)             --              1,355                  91,833           106,000

W. Thomas Stephens/
1997 (4)          3,697                941                 100,000           198,500

W. Nicholas Thorndike/
1992              3,708              1,872                 100,000           197,000


(1) Includes an annual retainer and an attendance fee for each meeting attended.

(2) Assumes that each Trustee retires at the normal retirement date. For Trustees who are not within three years of retirement, estimated benefits for each Trustee are based on Trustee fee rates in effect during calendar 2000.

(3) As of December 31, 2000, there were 124 funds in the Putnam family.

(4) Includes compensation deferred pursuant to a Trustee Compensation Deferral Plan. The total amounts of deferred compensation payable by the fund to Ms. Baxter, Mr. Hill, Mr. Jackson, Mr. Joskow, Mr. Mullin, and Mr. Stephens as of July 31, 2001 were $16,625, $37,381, $22,721,
$15,261, $15,459 and $9,189, respectively, including income earned on such amounts.

(5) Reflects retirement from the Board of Trustees of the Putnam funds on June 30, 2001.

(6) Commencing July 1, 2000, Marsh & McLennan Companies, Inc., compensates Mr. Lasser and Mr. Smith for their services as Trustees.
The estimated annual retirement benefits and related fund expenses shown in this table for Messrs. Lasser and Smith reflect benefits earned under the Funds' retirement plan prior to that date.

(7) Includes additional compensation for services commencing July 1, 2000.

(8) Elected by the Board of Trustees as a Trustee effective July 1, 2001. The fund will not accrue expenses for Mr. Curtis' retirement and pension benefits until 2002.

Under a Retirement Plan for Trustees of the Putnam funds (the "Plan"), each Trustee who retires with at least five years of service as a Trustee of the funds is entitled to receive an annual retirement benefit equal to one-half of the average annual compensation paid to such Trustee for the last three years of service prior to retirement. This retirement benefit is payable during a Trustee's lifetime, beginning the year following retirement, for a number of years equal to such Trustee's years of service. A death benefit, also available under the Plan, assures that the Trustee and his or her beneficiaries will receive benefit payments for the lesser of an aggregate period of (i) ten years or (ii) such Trustee's total years of service.

The Plan Administrator (a committee comprised of Trustees that are not "interested persons" of the fund, as defined in the Investment Company Act of 1940) may terminate or amend the Plan at any time, but no termination or amendment will result in a reduction in the amount of benefits (i) currently being paid to a Trustee at the time of such termination or amendment, or (ii) to which a current Trustee would have been entitled had he or she retired immediately prior to such termination or amendment.

For additional information concerning the Trustees, see "Management" in
Part II of this SAI.

Share ownership

At October 31, 2001, the officers and Trustees of the fund as a group owned less than 1% of the outstanding shares of each class of the fund, and, except as noted below, to the knowledge of the fund, no person owned of record or beneficially 5% or more of any class of shares of the fund:

                 Shareholder name                       Percentage
Class              and address                            owned

  A              Edward D. Jones & Co.                    16.00%
                 P.O. Box 2500
                 Maryland Hts, MO 63043-8500

  B              Edward D. Jones & Co.                     8.90%
                 P.O. Box 2500
                 Maryland Hts, MO 63043-8500

  C              Edward D. Jones & Co.                     8.10%
                 P.O. Box 2500
                 Maryland Hts, MO 63043-8500

  M              Carwash & Co.                            52.10%
                 200 Newport Ave.
                 Quincy, MA 02171-2102

  M              National City Bank                        5.30%
                 P.O. Box 94984
                 Cleveland, OH 44101-4984

  M              Edward D. Jones & Co.                     5.20%
                 P.O. Box 2500
                 Maryland Hts, MO 63043-8500

  Y*             Borg-Warner Automotive Inc.              12.10%
                 Retirement Savings Plan

  Y*             Nordstrom Air Savings Investment Plan     9.90%

  Y*             The Thomson Holdings Inc.                 8.30%
                 Savings Plan

  Y*             The ServiceMaster Company                 8.20%

  Y*             Abbott Laboratories Stock                 8.20%
                 Retirement Programs

  Y*             Unocal Corporation Savings Plan           5.10%

* The address for the names listed is:
  c/o Putnam Fiduciary Trust Company, as trustee or agent, One Post Office Square, Boston, MA 02109.

Distribution fees

During fiscal 2001, the fund paid the following 12b-1 fees to Putnam Retail Management Limited Partnership (Putnam Retail Management), formerly Putnam Mutual Funds Corp.:

        Class A        Class B        Class C        Class M

     $7,863,921    $11,958,102       $283,239     $1,794,937

Class A sales charges and contingent deferred sales charges

Putnam Retail Management received sales charges with respect to class A shares in the following amounts during the periods indicated:


                                        Sales charges
                   Total               retained by Putnam       Contingent
Fiscal           front-end             Retail Management       deferred sales
 year          sales charges        after dealer concessions      charges

2001            $5,088,057                 $867,247               $21,761
2000            $6,486,414               $1,104,157               $85,998
1999           $13,214,010               $2,231,597               $29,132

Class B contingent deferred sales charges

Putnam Retail Management received contingent deferred sales charges upon redemptions of class B shares in the following amounts during the periods indicated:

                     Contingent deferred
Fiscal year            sales charges

2001                     $2,055,738
2000                     $3,528,355
1999                     $2,364,147

Class C contingent deferred sales charges

Putnam Retail Management received contingent deferred sales charges upon redemptions of class C shares in the following amounts during the periods indicated:

                       Contingent deferred
Fiscal year               sales charges

2001                         $7,076
2000                        $14,186
1999*                            $0

*From inception of Class C shares on July 26, 1999.

Class M sales charges and contingent deferred sales charges

Putnam Retail Management received sales charges with respect to class M shares in the following amounts during the periods indicated:


                                        Sales charges
                   Total               retained by Putnam       Contingent
Fiscal           front-end             Retail Management       deferred sales
 year          sales charges        after dealer concessions      charges

2001              $73,768                   $12,701                 $0
2000             $150,342                   $24,993                 $0
1999             $402,719                   $69,715                 $0

Investor servicing and custody fees and expenses

During the 2001 fiscal year, the fund incurred $7,960,741 in fees and out-of-pocket expenses for investor servicing and custody services provided by Putnam Fiduciary Trust Company.


INVESTMENT PERFORMANCE

Standard performance measures
(for periods ended July 31, 2001)

                       Class A     Class B     Class C     Class M     Class Y
Inception Date         11/5/37     4/27/92     7/26/99     12/1/94      4/1/94
Average annual total return
1 year                   6.39%       7.02%      11.02%       8.35%      13.18%
5 years                  9.51%       9.71%       9.99%       9.50%      11.09%
10 years                10.53%      10.36%      10.34%      10.23%      11.39%
Yield
30-day yield             2.67%       2.09%       2.09%       2.20%       3.08%

Returns for class A and class M shares reflect the deduction of the current maximum initial sales charges of 5.75% for class A shares and 3.50% for class M shares.

Returns for class B and class C shares reflect the deduction of the applicable contingent deferred sales charge ("CDSC"), which for class B is 5% in the first year, declining to 1% in the sixth year, and eliminated thereafter, and for class C is 1% in the first year and eliminated thereafter.

Returns shown for class B, class C, class M and class Y shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the deduction of the initial sales charge or CDSC, if any, currently applicable to each class and, in the case of class B, class C and class M shares, the higher operating expenses applicable to such shares.

Returns shown for class A shares have not been adjusted to reflect payments under the class A distribution plan prior to its implementation. All returns assume reinvestment of distributions at net asset value and represent past performance; they do not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

See "Standard performance measures" in Part II of this SAI for information on how performance is calculated.


ADDITIONAL OFFICERS

In addition to the persons listed as fund officers in Part II of this SAI, each of the following persons is also a Vice President of the fund and certain of the other Putnam funds, the total number of which is noted parenthetically. Officers of Putnam Management hold the same offices in Putnam Management's parent company, Putnam Investments, LLC.

Officer Name (Date of birth) (Number of funds)

Deborah F. Kuenstner (7/9/58) (10 funds), Managing Director of Putnam Management. Prior to March 1997, Ms. Kuenstner was a Senior Portfolio Manager at Dupont Pension Fund Investment.

Jeffrey L. Knight (4/11/65) (3 funds), Senior Vice President of Putnam
Management.

Jeanne L. Mockard (6/8/63) (5 funds), Senior Vice President of Putnam
Management.

James M. Prusko (2/12/66) (6 funds), Senior Vice President of Putnam
Management.


INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS

PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110, are the fund's independent accountants, providing audit services, tax return review and other tax consulting services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings. The Report of Independent Accountants, financial highlights and financial statements included in the fund's Annual Report for the fiscal year ended July 31, 2001, filed electronically on September 13, 2001 (File No. 811-58), are incorporated by reference into this SAI. The financial highlights included in the prospectus and incorporated by reference into this SAI and the financial statements incorporated by reference into the prospectus and this SAI have been so included and incorporated in reliance upon the report of the independent accountants, given on their authority as experts in auditing and accounting.



Appendix B

PUTNAM BALANCED FUND

A SERIES OF PUTNAM INVESTMENT FUNDS

FORM N-1A
PART B

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

January 30, 2002

This SAI is not a prospectus. If the fund has more than one form of current prospectus, each reference to the prospectus in this SAI shall include all of the fund's prospectuses, unless otherwise noted. The SAI should be read together with the applicable prospectus. Certain disclosure has been incorporated by reference from the fund's annual report. For a free copy of the fund's annual report or prospectus dated January 30, 2002, as revised from time to time, call Putnam Investor Services at 1-800-225-1581 or write Putnam Investor Services, Mailing address: P.O. Box 41203, Providence, RI 02940-1203.

Part I of this SAI contains specific information about the fund. Part II includes information about the fund and the other Putnam funds.


TABLE OF CONTENTS

PART I

FUND ORGANIZATION AND CLASSIFICATION                               I-3
INVESTMENT RESTRICTIONS                                            I-4
CHARGES AND EXPENSES                                               I-6
INVESTMENT PERFORMANCE                                            I-13
ADDITIONAL OFFICERS                                               I-14
INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS                  I-14

PART  II

MISCELLANEOUS INVESTMENTS, INVESTMENT PRACTICES AND RISKS         II-1
TAXES                                                            II-25
MANAGEMENT                                                       II-28
DETERMINATION OF NET ASSET VALUE                                 II-36
HOW TO BUY SHARES                                                II-37
DISTRIBUTION PLANS                                               II-47
INVESTOR SERVICES                                                II-50
SIGNATURE GUARANTEES                                             II-54
SUSPENSION OF REDEMPTIONS                                        II-54
SHAREHOLDER LIABILITY                                            II-54
STANDARD PERFORMANCE MEASURES                                    II-55
COMPARISON OF PORTFOLIO PERFORMANCE                              II-56
SECURITIES RATINGS                                               II-60
DEFINITIONS                                                      II-64

SAI

PART I
FUND ORGANIZATION AND CLASSIFICATION

Putnam Balanced Fund is a series of Putnam Investment Funds, a
Massachusetts business trust organized on October 31, 1994. A copy of the Agreement and Declaration of Trust, which is governed by Massachusetts law, is on file with the Secretary of State of The
Commonwealth of Massachusetts.

The Trust is an open-end management investment company with an unlimited number of authorized shares of beneficial interest. The Trustees may, without shareholder approval, create two or more series of shares representing separate investment portfolios. Any such series of shares] may be divided without shareholder approval into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees determine. The fund offers classes of shares with different sales charges and expenses.

Each share has one vote, with fractional shares voting proportionally. Shares of all series and classes will vote together as a single class on all matters except (i) when required by the Investment Company Act of 1940 or (ii) when the Trustees have determined that a matter affects one or more series or classes materially differently, shares are voted by individual series or class. When the Trustees determine that such a matter affects only the interests of a particular series or class, only shareholders of such series or class shall be entitled to vote thereon. Shares are freely transferable, are entitled to dividends as declared by the Trustees, and, if the fund were liquidated, would receive the net assets of the fund.

The fund may suspend the sale of shares at any time and may refuse any order to purchase shares. Although the fund is not required to hold annual meetings of its shareholders, shareholders holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust.

The fund is a "diversified" investment company under the Investment Company Act of 1940. This means that with respect to 75% of its total assets, the fund may not invest more than 5% of its total assets in the securities of any one issuer (except U.S. government securities). The remaining 25% of its total assets is not subject to this restriction. To the extent the fund invests a significant portion of its assets in the securities of a particular issuer, it will be subject to an increased risk of loss if the market value of such issuer's securities declines.


INVESTMENT RESTRICTIONS

As fundamental investment restrictions, which may not be changed without a vote of a majority of the outstanding voting securities of a fund created under the Trust, the fund may not and will not:

(1) Borrow money in excess of 10% of the value (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes. Such borrowings will be repaid before any additional investments are purchased.

(2) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws.

(3) Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

(4) Purchase or sell commodities or commodity contracts, except that the fund may purchase and sell financial futures contracts and options.

(5) Make loans, except by purchase of debt obligations in which the fund may invest consistent with its investment policies, by entering into repurchase agreements with respect to not more than 25% of its total assets (taken at current value) or through the lending of its portfolio securities with respect to not more than 25% of its total assets (taken at current value).

(6) With respect to 75% of its total assets, invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its political subdivisions.

(7) With respect to 75% of its total assets, acquire more than 10% of the voting securities of any issuer.

(8) Purchase securities (other than securities of the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, more than 25% of the fund's total assets would be invested in any one industry.

(9) Issue any class of securities which is senior to the fund's shares of beneficial interest.

The Investment Company Act of 1940 provides that a "vote of a majority of the outstanding voting securities" of the fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding fund shares, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding fund shares are represented at the meeting in person or by proxy.

The following non-fundamental investment policies may be changed by the Trustees without shareholder approval:

The fund may not invest in (a) securities which are not readily marketable, (b) securities restricted as to resale (excluding securities determined by the Trustees of the relevant Trust (or the person designated by the Trustees of the relevant Trust to make such determinations) to be readily marketable), and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the fund's net assets (taken at current value) would be invested in securities described in (a), (b) and (c).

                ---------------------------------

All percentage limitations on investments (other than pursuant to the non-fundamental restriction will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.


CHARGES AND EXPENSES

Management fees

Under a Management Contract dated, December 2, 1994, as most recently revised March 12, 2001, the fund pays a quarterly fee to Putnam Management based on the average net assets of the fund, as determined at the close of each business day during the quarter, at the annual rate of 0.65% of the first $500 million of the fund's average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion, and 0.38% of any excess thereafter. For the past three fiscal years, pursuant to the management contract, the fund incurred the following fees:


                                                        Amount management fee
                                                           would have been
                                   Amount of management    without expense
Fiscal year   Management fee paid      fee waived            limitation

2001*             $1,718,510             $52,208             $1,770,718
2000                $103,908            $102,067               $205,975
1999                      $0             $57,695                $24,228

*Expense limitation terminated on March 31, 2001.

Brokerage commissions

The following table shows brokerage commissions paid during the fiscal periods indicated:


                           Brokerage
Fiscal year               commissions

2001                       $338,583
2000                        $34,660
1999                         $3,313

The increase in brokerage commissions paid during fiscal 2001 relative to fiscal 2000 and 1999 is attributable primarily to the substantial increase in the fund's net assets during the period.

The following table shows transactions placed with brokers and dealers during the most recent fiscal year to recognize research, statistical and quotation services received by Putnam Management and its affiliates:

Dollar value         Percentage of
  of these              total               Amount of
transactions         transactions          commissions

$147,120,652            29.54%              $171,107

At the end of fiscal 2001, the fund held securities valued at $1,633,915 of The Goldman Sachs Group and securities valued at $636,720 of Lehman Brothers Holdings, two of the fund's regular broker-dealers.

Administrative expense reimbursement

The fund reimbursed Putnam Management for administrative services during fiscal 2001, including compensation of certain fund officers and contributions to the Putnam Investments, LLC Profit Sharing Retirement Plan for their benefit, as follows:


                           Portion of total
                           reimbursement for
Total                      compensation and
reimbursement               contributions

$7,233                         $6,026

Trustee responsibilities and fees

The Trustees are responsible for generally overseeing the conduct of fund business. Subject to such policies as the Trustees may determine, Putnam Management furnishes a continuing investment program for the fund and makes investment decisions on its behalf. Subject to the control of the Trustees, Putnam Management also manages the fund's other affairs and business.

Each Trustee receives a fee for his or her services. Each Trustee also receives fees for serving as Trustee of other Putnam funds. The Trustees periodically review their fees to assure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund complexes.
The Trustees meet monthly over a two-day period, except in August. The Executive Committee, which consists solely of Trustees not affiliated with Putnam Management and is responsible for recommending Trustee compensation, estimates that Committee and Trustee meeting time together with the appropriate preparation requires the equivalent of at least three business days per Trustee meeting. The following table shows the year each Trustee was first elected a Trustee of the Putnam funds, the fees paid to each Trustee by the fund for fiscal 2001 and the fees paid to each Trustee by all of the Putnam funds during calendar year 2001:




COMPENSATION TABLE

                                                      Estimated annual        Total
                 Aggregate     Pension or retirement  benefits from all   compensation
            compensation from  benefits accrued as    Putnam funds upon  from all Putnam
Trustees/Year  the fund (1)    part of fund expenses   retirement (2)      funds (3)
----------------------------------------------------------------------------------------
Jameson A. Baxter/
1994 (4)         $432                 $46                $100,000           $205,750

Charles B. Curtis/
2001 (8)          163                  --                 100,000             92,000

Hans H. Estin/
1972 (5)          249                  93                  97,904            109,000

John A. Hill/
1985 (4)(7)       619                  77                 200,000            403,500

Ronald J. Jackson/
1996 (4)          432                  46                 100,000            205,750

Paul L. Joskow/
1997 (4)          417                  37                 100,000            201,250

Elizabeth T. Kennan/
1992              421                  67                 100,000            203,500

Lawrence J. Lasser/
1992 (6)           --                  62                  92,500                 --

John H. Mullin, III/
1997 (4)          428                  55                 100,000            205,500

Robert E. Patterson/
1984              429                  33                 100,000            204,750

George Putnam, III/
1984 (7)          505                  32                 150,000            249,750

A.J.C. Smith/
1986 (6)           --                 134                  91,833                 --

W. Thomas Stephens/
1997 (4)          413                  51                 100,000            201,000

W. Nicholas Thorndike/
1992              419                  94                 100,000            202,000


(1) Includes an annual retainer and an attendance fee for each meeting attended.

(2) Assumes that each Trustee retires at the normal retirement date. For Trustees who are not within three years of retirement, estimated benefits for each Trustee are based on Trustee fee rates in effect during calendar 2001.

(3) As of December 31, 2001, there were 123 funds in the Putnam family.

(4) Includes compensation deferred pursuant to a Trustee Compensation Deferral Plan.

(5) Reflects retirement from the Board of Trustees of the Putnam funds on June 30, 2001.

(6) Commencing July 1, 2000, Marsh & McLennan Companies, Inc., compensates Mr. Lasser and Mr. Smith for their services as Trustees.
The estimated annual retirement benefits and related fund expenses shown in this table for Messrs. Lasser and Smith reflect benefits earned under the funds' retirement plan prior to that date.

(7) Includes additional compensation for services commencing July 1, 2000.

(8) Elected by the Board of Trustees as a Trustee effective July 1,
2001.

Under a Retirement Plan for Trustees of the Putnam funds (the "Plan"), each Trustee who retires with at least five years of service as a Trustee of the funds is entitled to receive an annual retirement benefit equal to one-half of the average annual compensation paid to such Trustee for the last three years of service prior to retirement. This retirement benefit is payable during a Trustee's lifetime, beginning the year following retirement, for a number of years equal to such Trustee's years of service. A death benefit, also available under the Plan, assures that the Trustee and his or her beneficiaries will receive benefit payments for the lesser of an aggregate period of (i) ten years or (ii) such Trustee's total years of service.

The Plan Administrator (a committee comprised of Trustees that are not "interested persons" of the fund, as defined in the Investment Company Act of 1940) may terminate or amend the Plan at any time, but no termination or amendment will result in a reduction in the amount of benefits (i) currently being paid to a Trustee at the time of such termination or amendment, or (ii) to which a current Trustee would have been entitled had he or she retired immediately prior to such termination or amendment.

For additional information concerning the Trustees, see "Management" in
Part II of this SAI.

Share ownership

At December 31, 2001, the officers and Trustees of the fund as a group owned less than 1% of the outstanding shares of each class of the fund, and, except as noted below, no person owned of record or to the knowledge of the fund beneficially 5% or more of any class of shares of the fund.

A         Edward D. Jones & Co.                                         5.30%
          PO Box 2500
          Maryland Heights, MO 63043

A         Stationary Engineers Local #39 Annuity Trust Fund*           27.22%

A         Retirement Savings Plan of IBP, Inc.*                         7.47%

A         Asbestos Workers Local No. 6 Annuity Plan*                    6.05%

A         The L. Perrigo Company Investment and Profit Sharing Plan*    5.59%

A         Suntory Water Group Inc. Profit Sharing and Savings Plan*     5.21%

B         Edward D. Jones & Co.                                         8.20%
          PO Box 2500
          Maryland Heights, MO 63043

C         Merrill, Lynch, Pierce, Fenner & Smith                        8.90%
          165 Broadway
          One Liberty Plaza
          New York, New York 10006

M         Courtesy Chevrolet Arizona 401(k) Plan*                      27.12%

M         Courtesy Chevrolet Center (San Diego) 401(k) Plan*           17.17%

Y         MasterCard International Incorporated Savings Plan*          36.53%

Y         Arch Coal Inc. Employee Thrift Plan*                         21.43%

Y         Briggs & Stratton Corporation Employee Savings and           17.63%
          Investment Plan*

Y         Idaho Power Company Employee Savings Plan*                   15.78%

Y         IT Corp.*                                                     6.08%

*The address for the names listed are: c/o Putnam Fiduciary Trust
 Company, Investors Way, Norwood, MA 02062-9105

Distribution fees

During fiscal 2001, the fund paid the following 12b-1 fees to Putnam Retail Management:

        Class A        Class B        Class C        Class M

       $449,807       $148,132        $36,645        $11,462

Class A sales charges and contingent deferred sales charges

Putnam Retail Management received sales charges with respect to class A shares in the following amounts during the periods indicated:


                                        Sales charges
                   Total               retained by Putnam       Contingent
Fiscal           front-end             Retail Management      deferred sales
 year          sales charges       after dealer concessions      charges

2001            $713,708                   $135,923                $0
2000            $196,407                    $33,660            $2,132

Class B contingent deferred sales charges

Putnam Retail Management received contingent deferred sales charges upon redemptions of class B shares in the following amounts during the periods indicated:

Fiscal year     Contingent deferred sales charges

2001                        $22,261
2000*                           $89

*For the period from April 4, 2000 (commencement of operations) through September 30, 2000.

Class C contingent deferred sales charges

Putnam Retail Management received contingent deferred sales charges upon redemptions of class C shares in the following amounts during the periods indicated:

Fiscal year    Contingent deferred sales charges

2001                         $2,927
2000*                          $297

*For the period from April 4, 2000 (commencement of operations) through September 30, 2000.

Class M sales charges and contingent deferred sales charges

Putnam Retail Management received sales charges with respect to class M shares in the following amounts during the periods indicated:


                                        Sales charges
                   Total               retained by Putnam       Contingent
Fiscal           front-end          Retail Management, Inc.   deferred sales
 year          sales charges       after dealer concessions      charges

2001              $2,905                     $590                  $0
2000*             $1,409                     $232                  $0

*For the period from April 4, 2000 (commencement of operations) through September 30, 2000.

Investor servicing and custody fees and expenses

During the 2001 fiscal year, the fund incurred $706,696 in fees and out-of-pocket expenses for investor servicing and custody services provided by Putnam Fiduciary Trust Company.


INVESTMENT PERFORMANCE*

Standard performance measures
(for periods ended September 30, 2001)

                       Class A     Class B     Class C     Class M     Class Y
Inception Date          1/3/95      4/4/00      4/4/00      4/4/00      8/2/00
Average annual total return+
1 year                 -38.45%     -38.42%     -35.86%     -37.32%     -34.55%
5 years                  5.84%       6.06%       6.33%       5.82%       7.15%
Life of fund             9.97%      10.12%      10.13%       9.82%      10.98%

                       Class A     Class B     Class C     Class M     Class Y
Yield++
30-day yield             1.66%       1.01%       1.00%       1.19%       2.02%

*For a portion of this period, the fund was offered on a limited basis and had limited assets.

+ Reflecting an expense limitation through March 31, 2001. In the absence of the expense limitation, total return shown would have been lower. The per share amount of the expense limitation is set forth in the section of the prospectus entitled "Financial highlights."

++Reflecting an expense limitation through March 31, 2001. In the absence of the expense limitation, the fund's yield would have been 2.15%, 1.50%, 1.50%, 1.69% and 2.54% for class A, class B, class C, class M and class Y shares, respectively.

Returns for class A and class M shares reflect the deduction of the current maximum initial sales charges of 5.75% for class A shares and 3.50% for class M shares.

Returns for class B and class C shares reflect the deduction of the applicable contingent deferred sales charge ("CDSC"), which for class B is 5% in the first year, declining to 1% in the sixth year, and eliminated thereafter, and for class C is 1% in the first year and eliminated thereafter.

Returns shown for class B, class C, class M and class Y shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the deduction of the initial sales charge or CDSC, if any, currently applicable to each class and, in the case of class B, class C and class M shares, the higher operating expenses applicable to such shares.

See "Standard Performance Measures" in Part II of this SAI for information on how performance is calculated.


ADDITIONAL OFFICERS

In addition to the persons listed as fund officers in Part II of this SAI, each of the following persons is also a Vice President of the fund and certain of the other Putnam funds, the total number of which is noted parenthetically. Officers of Putnam Management hold the same offices in Putnam Management's parent company, Putnam Investments, LLC

Officer Name (Date of birth) (Number of funds)

Kevin Cronin (6/13/61) (5 funds). Managing Director of Putnam
Management. Prior to February 1997, Mr. Cronin was a Vice President and Fund Manager at MFS Investment Management.

C. Beth Cotner (12/20/52) (2 funds). Managing Director of Putnam
Management.


INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS

PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110, are the fund's independent accountants providing audit services, tax return review and other tax consulting services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings. The Report of Independent Accountants, financial highlights and financial statements included in the fund's Annual Report for the fiscal year ended September 30, 2001, filed electronically on November 15, 2001 (File No. 811-7237), are incorporated by reference into this SAI. The financial highlights included in the prospectus and incorporated by reference into this SAI and the financial statements incorporated by reference into the prospectus and this SAI have been so included and incorporated in reliance upon the report of the independent accountants, given on their authority as experts in auditing and accounting.



Appendix C

PUTNAM BALANCED RETIREMENT FUND

FORM N-1A
PART B

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

February 28, 2002

This SAI is not a prospectus. If the fund has more than one form of current prospectus, each reference to the prospectus in this SAI shall include all of the fund's prospectuses, unless otherwise noted. The SAI should be read together with the applicable prospectus. Certain disclosure has been incorporated by reference from the fund's annual report. For a free copy of the fund's annual report or prospectus dated February 28, 2002, as revised from time to time, call Putnam Investor Services at 1-800-225-1581 or write Putnam Investor Services, Mailing address: P.O. Box 41203, Providence, RI 02940-1203.

Part I of this SAI contains specific information about the fund. Part II includes information about the fund and the other Putnam funds.


TABLE OF CONTENTS

PART I

FUND ORGANIZATION AND CLASSIFICATION                               I-3
INVESTMENT RESTRICTIONS                                            I-3
CHARGES AND EXPENSES                                               I-5
INVESTMENT PERFORMANCE                                            I-12
ADDITIONAL OFFICERS                                               I-13
INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS                  I-13

PART II

MISCELLANEOUS INVESTMENTS, INVESTMENT PRACTICES AND RISKS         II-1
TAXES                                                            II-25
MANAGEMENT                                                       II-28
DETERMINATION OF NET ASSET VALUE                                 II-40
HOW TO BUY SHARES                                                II-41
DISTRIBUTION PLANS                                               II-50
INVESTOR SERVICES                                                II-53
SIGNATURE GUARANTEES                                             II-57
SUSPENSION OF REDEMPTIONS                                        II-57
SHAREHOLDER LIABILITY                                            II-57
STANDARD PERFORMANCE MEASURES                                    II-58
COMPARISON OF PORTFOLIO PERFORMANCE                              II-59
SECURITIES RATINGS                                               II-63
DEFINITIONS                                                      II-68

SAI
PART I

FUND ORGANIZATION AND CLASSIFICATION

Putnam Balanced Retirement Fund is a Massachusetts business trust organized on February 21, 1985. A copy of the Agreement and Declaration of Trust, which is governed by Massachusetts law, is on file with the Secretary of State of The Commonwealth of Massachusetts.

The fund is an open-end management investment company with an unlimited number of authorized shares of beneficial interest which may be divided without shareholder approval into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees determine. The fund offers classes of shares with different sales charges and expenses.

Each share has one vote, with fractional shares voting proportionally. Shares of all classes will vote together as a single class except when otherwise required by law or as determined by the Trustees. Shares are freely transferable, are entitled to dividends as declared by the Trustees, and, if the fund were liquidated, would receive the net assets of the fund. The fund may suspend the sale of shares at any time and may refuse any order to purchase shares. Although the fund is not required to hold annual meetings of its shareholders, shareholders holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust.

The fund is a "diversified" investment company under the Investment Company Act of 1940. This means that with respect to 75% of its total assets, the fund may not invest more than 5% of its total assets in the securities of any one issuer (except U.S. government securities). The remaining 25% of its total assets is not subject to this restriction. To the extent the fund invests a significant portion of its assets in the securities of a particular issuer, it will be subject to an increased risk of loss if the market value of such issuer's securities declines.


INVESTMENT RESTRICTIONS

As fundamental investment restrictions, which may not be changed without a vote of a majority of the outstanding voting securities, the fund may not and will not:

(1) Borrow money in excess of 10% of the value (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes. Such borrowings will be repaid before any additional investments are purchased.

(2) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws.

(3) Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

(4) Purchase or sell commodities or commodity contracts, except that the fund may purchase and sell financial futures contracts and options and may enter into foreign exchange contracts and other financial transactions not involving physical commodities.

(5) Make loans, except by purchase of debt obligations in which the fund may invest consistent with its investment policies, by entering into repurchase agreements or by lending its portfolio securities.

(6) With respect to 75% of its total assets, invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities.

(7) With respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer.

(8) Purchase securities (other than securities of the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, more than 25% of the fund's total assets would be invested in any one industry.

(9) Issue any class of securities which is senior to the fund's shares of beneficial interest, except for permitted borrowings.

The Investment Company Act of 1940 provides that a "vote of a majority of the outstanding voting securities" of the fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding fund shares, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding fund shares are represented at the meeting in person or by proxy.

The following non-fundamental investment policies may be changed by the Trustees without shareholder approval:

The fund will not invest in (a) securities which are not readily marketable, (b) securities restricted as to resale (excluding securities determined by the Trustees of the fund (or the person designated by the Trustees of the fund to make such determinations) to be readily marketable), and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the fund's net assets (taken at current value) would be invested in securities described in (a), (b) and
(c).

              ----------------------------------

All percentage limitations on investments (other than pursuant to the non-fundamental restriction will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.


CHARGES AND EXPENSES

Management fees

Under a Management Contract dated February 20, 1997 the fund pays a quarterly fee to Putnam Management based on the average net assets of the fund, as determined at the close of each business day during the quarter, at the annual rate of 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.390% of the next $5 billion and 0.38% thereafter. For the past three fiscal years, pursuant to the Management Contract, the fund incurred the following fees:


Fiscal year           Management fee paid

2001                       $4,554,907
2000                       $4,624,663
1999                       $5,264,261

Brokerage commissions

The following table shows brokerage commissions paid during the fiscal periods indicated:

                            Brokerage
Fiscal year                commissions

2001                         $589,577
2000                         $723,793
1999                         $947,834

The following table shows transactions placed with brokers and dealers during the most recent fiscal year to recognize research, statistical and quotation services received by Putnam Management and its affiliates:

Dollar value         Percentage of
  of these              total               Amount of
transactions         transactions          commissions

$196,082,353           18.89%               $234,062


Administrative expense reimbursement

The fund reimbursed Putnam Management for administrative services during fiscal 2001, including compensation of certain fund officers and contributions to the Putnam Investments, LLC Profit Sharing Retirement Plan for their benefit, as follows:


                           Portion of total
                           reimbursement for
Total                      compensation and
reimbursement               contributions

$13,349                        $11,115

Trustee responsibilities and fees

The Trustees are responsible for generally overseeing the conduct of fund business. Subject to such policies as the Trustees may determine, Putnam Management furnishes a continuing investment program for the fund and makes investment decisions on its behalf. Subject to the control of the Trustees, Putnam Management also manages the fund's other affairs and business.

The table below shows the value of each Trustee's holdings in the fund and in all of the Putnam Funds as of December 31, 2001.



                              Dollar Range of Putnam        Aggregate Dollar Range of Shares
                             Balanced Retirement Fund        Held in all of the Putnam Funds
Name of Trustee                   Shares Owned                    Overseen by Trustee
--------------------------------------------------------------------------------------------
Jameson A. Baxter                  $1-$10,000                       over $100,000
Charles B. Curtis                  $1-$10,000                       over $100,000
John A. Hill                       $1-$10,000                       over $100,000
Ronald J. Jackson                  $1-$10,000                       over $100,000
Paul L. Joskow                     $1-$10,000                       over $100,000
Elizabeth T. Kennan                $1-$10,000                       over $100,000
John H. Mullin, III             $10,001-$50,000                     over $100,000
Robert E. Patterson                $1-$10,000                       over $100,000
W. Thomas Stephens                 $1-$10,000                       over $100,000
W. Nicholas Thorndike              $1-$10,000                       over $100,000
*Lawrence J. Lasser                $1-$10,000                       over $100,000
*George Putnam, III             $10,001-$50,000                     over $100,000
*A.J.C. Smith                      $1-$10,000                       over $100,000
--------------------------------------------------------------------------------------------


* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management or Putnam Retail Management. Messrs. Putnam, III, Lasser and Smith are deemed "interested persons" by virtue of their positions as officers or shareholders of the fund, or officers of Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam Management and Putnam Retail Management.
  George Putnam, III is the President of the Fund and each of the other Putnam funds. Lawrence J. Lasser is the President and Chief Executive Officer of Putnam Investments, LLC and Putnam Management. Mr. Lasser currently also serves as a Director of Marsh & McLennan Companies, Inc., the parent company of Putnam Management. A.J.C. Smith is a Director of Marsh & McLennan Companies, Inc.

Each Trustee receives a fee for his or her services. Each Trustee also receives fees for serving as Trustee of other Putnam funds. The Trustees periodically review their fees to assure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund complexes.
The Trustees meet monthly over a two-day period, except in August. The Executive Committee, which consists solely of Trustees not affiliated with Putnam Management and is responsible for recommending Trustee compensation, estimates that Committee and Trustee meeting time together with the appropriate preparation requires the equivalent of at least three business days per Trustee meeting. The Committees of the Board of Trustees, and the number of times each committee met during your fund's fiscal year, are shown in the table below:

-----------------------------------------------------------
Audit and Pricing Committee                              13
Board Policy and Nominating Committee                     6
Brokerage and Custody Committee                           5
Communication, Service and Marketing Committee            6
Contract Committee                                       11
Distributions Committee                                   2
Executive Committee                                       4
Investment Oversight Committee                            9
Proxy Committee                                           4
-----------------------------------------------------------

The following table shows the year each Trustee was first elected a Trustee of the Putnam funds, the fees paid to each Trustee by the fund for fiscal 2001, and the fees paid to each Trustee by all of the Putnam funds during calendar year 2001:




COMPENSATION TABLE

                                                      Estimated annual        Total
                 Aggregate     Pension or retirement  benefits from all   compensation
            compensation from  benefits accrued as    Putnam funds upon  from all Putnam
Trustees/Year  the fund (1)    part of fund expenses   retirement (2)      funds (3)
----------------------------------------------------------------------------------------
Jameson A. Baxter/
1994 (4)         $1,109               $267                $100,000          $205,750

Charles B. Curtis/
2001 (8)            344                 --                $100,000            92,000

Hans H. Estin/
1972 (5)            740                547                 $97,904           109,000

John A. Hill/
1985 (4)(7)       1,701                447                 200,000           403,500

Ronald J. Jackson/
1996 (4)          1,110                275                 100,000           205,750

Paul L. Joskow/
1997 (4)          1,085                214                 100,000           201,250

Elizabeth T. Kennan/
1992              1,097                392                 100,000           203,500

Lawrence J. Lasser/
1992 (6)             --                187                  92,500                --

John H. Mullin, III/
1997 (4)          1,108                321                 100,000           205,500

Robert E. Patterson/
1984              1,104                194                 100,000           204,750

George Putnam, III/
1984 (7)          1,380                187                 150,000           249,750

A.J.C. Smith/
1986 (6)             --                383                  91,833                --

W. Thomas Stephens/
1997 (4)          1,084                300                 100,000           201,000

W. Nicholas Thorndike/
1992              1,090                550                 100,000           202,000


(1) Includes an annual retainer and an attendance fee for each meeting attended.

(2) Assumes that each Trustee retires at the normal retirement date. For Trustees who are not within three years of retirement, estimated benefits for each Trustee are based on Trustee fee rates in effect during calendar 2001.

(3) As of December 31, 2001, there were 123 funds in the Putnam family.

(4) Includes compensation deferred pursuant to a Trustee Compensation Deferral Plan. The total amounts of deferred compensation payable by the fund to Mr. Hill, Mr. Jackson, Mr. Joskow, Mr. Mullin, and Mr. Stephens as of October 31, 2001 were $9,675, $5,869, $1,902, $3,946, and $2,216 respectively, including income earned on such amounts.

(5) Reflects retirement from the Board of Trustees of the Putnam funds on June 30, 2001.

(6) Commencing July 1, 2000, Marsh & McLennan Companies, Inc., compensates Mr. Lasser and Mr. Smith for their services as Trustees.
The estimated annual retirement benefits and related fund expenses shown in this table for Messrs. Lasser and Smith reflect benefits earned under the funds' retirement plan prior to that date.

(7) Includes additional compensation for services commencing July 1, 2000.

(8) Elected by the Board of Trustees as a Trustee effective July 1, 2001. The fund will not accrue expenses for Mr. Curtis' retirement and pension benefits until 2002.

Under a Retirement Plan for Trustees of the Putnam funds (the "Plan"), each Trustee who retires with at least five years of service as a Trustee of the funds is entitled to receive an annual retirement benefit equal to one-half of the average annual compensation paid to such Trustee for the last three years of service prior to retirement. This retirement benefit is payable during a Trustee's lifetime, beginning the year following retirement, for a number of years equal to such Trustee's years of service. A death benefit, also available under the Plan, assures that the Trustee and his or her beneficiaries will receive benefit payments for the lesser of an aggregate period of (i) ten years or (ii) such Trustee's total years of service.

The Plan Administrator (a committee comprised of Trustees that are not "interested persons" of the fund, as defined in the Investment Company Act of 1940) may terminate or amend the Plan at any time, but no termination or amendment will result in a reduction in the amount of benefits (i) currently being paid to a Trustee at the time of such termination or amendment, or (ii) to which a current Trustee would have been entitled had he or she retired immediately prior to such termination or amendment.

For additional information concerning the Trustees, see "Management" in
Part II of this SAI.

Share ownership

At January 31, 2002, the officers and Trustees of the fund as a group owned less than 1% of the outstanding shares of each class of the fund, and, except as noted below, no person owned of record or to the knowledge of the fund beneficially 5% or more of any class of shares of the fund.

  Class             Shareholder name and address           Percentage owned

    A               Edward D. Jones                              7.30%
                    PO Box 2500
                    Maryland Heights, MO 63043

    A               IBEW Local Union 126*                        5.87%

    B               Edward D. Jones                              5.30%
                    PO Box 2500
                    Maryland Heights, MO 63043

    C               Merrill, Lynch, Pierce, Fenner & Smith       6.80%
                    165 Broadway
                    One Liberty Plaza
                    New York, New York 10006

    M               Royle Communications Group*                  8.20%

    M               Edward D. Jones                              8.50%
                    PO Box 2500
                    Maryland Heights, MO 63043

    Y               IT Corp.*                                   18.86%

    Y               Meijer Inc. Savings Plus Plan III*          44.42%

* The address for the names listed is: c/o Putnam Fiduciary Trust
  Company, Investors Way, Norwood, MA 02062-9105.

Distribution fees

During fiscal 2001, the fund paid the following 12b-1 fees to Putnam Retail Management:

        Class A        Class B        Class C        Class M

      $1,357,752     $1,694,555       $58,340       $119,686

Class A sales charges and contingent deferred sales charges

Putnam Retail Management received sales charges with respect to class A shares in the following amounts during the periods indicated:


                                        Sales charges
                   Total               retained by Putnam        Contingent
Fiscal           front-end             Retail Management       deferred sales
 year          sales charges        after dealer concessions      charges

2001            $1,087,604                 $188,533                $3,471
2000              $544,343                 $105,009                $4,776
1999            $1,299,866                 $229,368                $6,402

Class B contingent deferred sales charges

Putnam Retail Management received contingent deferred sales charges upon redemptions of class B shares in the following amounts during the periods indicated:


Fiscal year            Contingent deferred
                         sales charges

2001                       $284,120
2000                       $416,501
1999                       $324,363

Class C contingent deferred sales charges

Putnam Retail Management received contingent deferred sales charges upon redemptions of class C shares in the following amounts during the periods indicated:

Fiscal year            Contingent deferred
                         sales charges

2001                         $433
2000                         $707
1999*                          $0

*Class C shares commenced operations on July 26, 1999.

Class M sales charges and contingent deferred sales charges

Putnam Retail Management received sales charges with respect to class M shares in the following amounts during the periods indicated:


                                         Sales charges
                   Total               retained by Putnam        Contingent
Fiscal           front-end             Retail Management       deferred sales
 year          sales charges        after dealer concessions       charges

2001              $25,833                   $4,531                   $0
2000              $23,019                   $3,037                  N/A
1999              $59,903                  $10,300                  N/A

Investor servicing and custody fees and expenses

During the 2001 fiscal year, the fund incurred $1,101,151 in fees and out-of-pocket expenses for investor servicing and custody services provided by Putnam Fiduciary Trust Company.


INVESTMENT PERFORMANCE

Standard performance measures
(for periods ended October 31, 2001)

                        Class A     Class B     Class C     Class M     Class Y
Inception Date          4/19/85      2/1/94     7/26/99     3/17/95    12/31/98
Average annual total return
1 year                  -1.09%      -0.75%       3.25%       0.79%       5.40%
5 years                  7.36%       7.57%       7.83%       7.33%       8.81%
10 years                 9.82%       9.65%       9.65%       9.53%      10.55%

                        Class A     Class B     Class C     Class M     Class Y
Yield
30-day yield             3.07%       2.51%       2.50%       2.66%       3.50%

Returns for class A and class M shares reflect the deduction of the current maximum initial sales charges of 5.75% for class A shares and 3.50% for class M shares.

Returns for class B and class C shares reflect the deduction of the applicable contingent deferred sales charge ("CDSC"), which for class B is 5% in the first year, declining to 1% in the sixth year, and eliminated thereafter, and for class C is 1% in the first year and eliminated thereafter.

Returns shown for class B, class C, class M and class Y shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the deduction of the initial sales charge or CDSC, if any, currently applicable to each class and, in the case of class B, class C and class M shares, the higher operating expenses applicable to such shares.

Returns shown for class A shares have not been adjusted to reflect payments under the class A distribution plan prior to its implementation. All returns assume reinvestment of distributions at net asset value and represent past performance; they do not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

See "Standard Performance Measures" in Part II of this SAI for information on how performance is calculated.


ADDITIONAL OFFICERS

In addition to the persons listed as fund officers in Part II of this SAI, each of the following persons is also a Vice President of the fund and certain of the other Putnam funds, the total number of which is noted parenthetically. Officers of Putnam Management hold the same offices in Putnam Management's parent company, Putnam Investments, LLC

Officer Name (Date of birth) (Number of funds)

Stephen Oristaglio (8/21/55) (89 funds). Senior Managing Director of Putnam Management. Prior to July, 1998, Mr. Oristaglio was a Managing Director at Swiss Bank Corp.

Deborah Kuenstner (7/9/58) (13 funds). Managing Director of Putnam Management. Prior to March 1997, Ms. Kuenstner was a Senior Portfolio Manager at Dupont Pension Fund Investment.


INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS

PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110, are the fund's independent accountants providing audit services, tax return review and other tax consulting services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings. The Report of Independent Accountants, financial highlights and financial statements included in the fund's Annual Report for the fiscal year ended October 31, 2001, filed electronically on December 10, 2001 (File No. 811-4242), are incorporated by reference into this SAI. The financial highlights included in the prospectus and incorporated by reference into this SAI and the financial statements incorporated by reference into the prospectus and this SAI have been so included and incorporated in reliance upon the report of the independent accountants, given on their authority as experts in auditing and accounting.




PUTNAM INVESTMENTS

FOR YOUR CONVENIENCE YOU MAY RECORD YOUR VOTING INSTRUCTIONS VIA THE INTERNET TELEPHONE OR BY RETURNING THIS PROXY CARD BY MAIL.

Your vote is very important. If you choose to record your voting instructions via the Internet, visit the website at www.proxyweb.com/Putnam. Please refer to the instructions below. Your voting instructions will be immediately confirmed and posted.

1. Read the Prospectus/Proxy Statement.

2. Log on to www.proxyweb.com/Putnam or call 1-888-221-0697.

3. Enter the 14-digit control number printed on your proxy card.
CONTROL NUMBER:  999 9999 9999 999

4. Follow the onscreen or automated telephone directions.

To vote by mail, please record your voting instructions on this proxy card, sign it below, and return it promptly in the envelope provided. Your vote is important.

PLEASE DETACH AT PERFORATION BEFORE MAILING

Proxy for a meeting of shareholders to be held on September 12, 2002 for Putnam Balanced Fund.

This proxy is solicited on behalf of the Trustees of the fund.

The undersigned shareholder hereby appoints John A. Hill, Robert E. Patterson and W. Nicholas Thorndike, and each of them separately, Proxies, with power of substitution, and hereby authorizes them to represent such shareholder and to vote, as designated below, at the meeting of shareholders of Putnam Balanced Fund on September 12, 2002, at 11:00 a.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY.

------------------------      -----------------
Shareholder sign here         Date

------------------------      -----------------
Co-owner sign here            Date

Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

HAS YOUR ADDRESS CHANGED?

Please use this form to notify us of any change in address or telephone number or to provide us with your comments. Detach this form from the proxy card and return it with your signed proxy in the enclosed envelope.

Name
    --------------------------------------------------------
Street
      -----------------------------------------------------------
City                              State                  Zip
    -----------------------------      --------------       -----
Telephone
         ----------------------------

PLEASE DETACH AT PERFORATION BEFORE MAILING

DO YOU HAVE ANY COMMENTS?

------------------------------------------------------------------------

------------------------------------------------------------------------

------------------------------------------------------------------------

DEAR SHAREHOLDER:

Your vote is important. Please help us to eliminate the expense of follow-up mailings by signing and returning this proxy card or by recording your voting instructions via the Internet as soon as possible. A postage-paid envelope is enclosed for your convenience.

THANK YOU!

PLEASE DETACH AT PERFORATION BEFORE MAILING

If you complete and sign the proxy, we'll vote it exactly as you tell us. The Proxies are authorized to vote in their discretion upon any matters as may properly come before the meeting or at any adjournments of the meeting. If you simply sign the proxy, or fail to provide your voting instructions on the proposal, the Proxies will vote FOR the merger as set forth in the proposal listed below.

THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSAL BELOW.

Please vote by filling in the appropriate box below.

 FOR                         AGAINST                       ABSTAIN
[   ]                         [   ]                         [   ]

1. Approval of a proposed merger of Putnam Balanced Fund into The George Putnam Fund of Boston. In this merger, The George Putnam Fund of Boston will acquire all of the assets of Putnam Balanced Fund in exchange for the issuance and delivery to Putnam Balanced Fund of shares of beneficial interest of The George Putnam Fund of Boston and the assumption by The George Putnam Fund of Boston of all of the liabilities of Putnam Balanced Fund.

Note: If you have questions on the proposal, please call 1-800-225-1581.

PUTNAM INVESTMENTS

FOR YOUR CONVENIENCE YOU MAY RECORD YOUR VOTING INSTRUCTIONS VIA THE INTERNET OR BY RETURNING THIS PROXY CARD BY MAIL.

Your vote is very important. If you choose to record your voting instructions via the Internet, visit the website at www.proxyweb.com/Putnam. Please refer to the instructions below. Your voting instructions will be immediately confirmed and posted.

1. Read the Prospectus/Proxy Statement.

2. Log on to www.proxyweb.com/Putnam or call 1-888-221-0697.

3. Enter the 14-digit control number printed on your proxy card.
CONTROL NUMBER:  999 9999 9999 999

4. Follow the onscreen or automated telephone directions.

To vote by mail, please record your voting instructions on this proxy card, sign it below, and return it promptly in the envelope provided. Your vote is important.

PLEASE DETACH AT PERFORATION BEFORE MAILING

Proxy for a meeting of shareholders, to be held on September 12, 2002 for Putnam Balanced Retirement Fund.

This proxy is solicited on behalf of the Trustees of the fund.

The undersigned shareholder hereby appoints John A. Hill, Robert E. Patterson and W. Nicholas Thorndike, and each of them separately, Proxies, with power of substitution, and hereby authorizes them to represent such shareholder and to vote, as designated below, at the meeting of shareholders of Putnam Balanced Retirement Fund on September 12, 2002, at 11:00 a.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY.

------------------------      -----------------
Shareholder sign here         Date

------------------------      -----------------
Co-owner sign here            Date

Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

HAS YOUR ADDRESS CHANGED?

Please use this form to notify us of any change in address or telephone number or to provide us with your comments. Detach this form from the proxy card and return it with your signed proxy in the enclosed envelope.

Name
    --------------------------------------------------------
Street
      -----------------------------------------------------------
City                              State                  Zip
    -----------------------------      --------------       -----
Telephone
         ----------------------------

DO YOU HAVE ANY COMMENTS?

------------------------------------------------------------------------

------------------------------------------------------------------------

------------------------------------------------------------------------

PLEASE DETACH AT PERFORATION BEFORE MAILING

DEAR SHAREHOLDER:

Your vote is important. Please help us to eliminate the expense of follow-up mailings by signing and returning this proxy card or by recording your voting instructions via the Internet as soon as possible. A postage-paid envelope is enclosed for your convenience.

THANK YOU!

PLEASE DETACH AT PERFORATION BEFORE MAILING

If you complete and sign the proxy, we'll vote it exactly as you tell us. The Proxies are authorized to vote in their discretion upon any matters as may properly come before the meeting or at any adjournments of the meeting. If you simply sign the proxy, or fail to provide your voting instructions on the proposal, the Proxies will vote FOR the merger as set forth in the proposal listed below.

THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSAL BELOW.

Please vote by filling in the appropriate box below.

 FOR                         AGAINST                       ABSTAIN
[   ]                         [   ]                         [   ]

1. Approval of a proposed merger of Putnam Balanced Retirement Fund into The George Putnam Fund of Boston. In this merger, The George Putnam Fund of Boston will acquire all of the assets of Putnam Balanced Retirement Fund in exchange for the issuance and delivery to Putnam Balanced Retirement Fund of shares of beneficial interest of The George Putnam Fund of Boston and the assumption by The George Putnam Fund of Boston of all of the liabilities of Putnam Balanced Retirement Fund.

Note: If you have questions on the proposal, please call 1-800-225-1581.



The George Putnam Fund of Boston

FORM N-14 PART C

OTHER INFORMATION

Item 15. Indemnification

The information required by this item is incorporated herein by reference to Post-Effective Amendment No. 87 from the Registrant's Registration Statement on Form N-1A under the Investment Company Act of 1940 (File No. 811-58).

Item 16. Exhibits

(1) Agreement and Declaration of Trust, as amended August 1, 1996 - Incorporated by reference to Post-Effective Amendment No. 85 to the Registrant's Registration Statement (File Nos. 2-10816 and 811-58).

(2) By-Laws, as amended through July 21, 2000 - Incorporated by reference to Post-Effective Amendment No. 89 to the Registrant's
Registration Statement (File Nos. 2-10816 and 811-58).

(3) Not applicable.

(4)(a) Agreement and Plan of Reorganization between the George
Putnam Fund and Balanced Fund -- Exhibit 1.

(4)(b) Agreement and Plan of Reorganization between the George
Putnam Fund and Balanced Retirement Fund -- Exhibit 2.

(5)(a) Portions of Agreement and Declaration of Trust Relating to
Shareholders' Rights - Incorporated by reference to Post-Effective Amendment No. 82 to the Registrant's Registration Statement (File Nos. 2-10816 and 811-58).

(5)(b) Portions of By-Laws Relating to Shareholders' Rights -
Incorporated by reference to Post-Effective Amendment No. 83 to the Registrant's Registration Statement (File Nos. 2-10816 and 811-58).

(6) Management Contract dated July 11, 1996 - Incorporated by reference to Post-Effective Amendment No. 85 to the Registrant's Registration Statement (File Nos. 2-10816 and 811-58).

(7)(a) Distributor's Contract dated May 6, 1994 - Incorporated by reference to Post-Effective Amendment No. 83 to the Registrant's
Registration Statement (File Nos. 2-10816 and 811-58).

(7)(b) Form of Dealer Sales Contract - Incorporated by reference to Post-Effective Amendment No. 82 to the Registrant's Registration
Statement (File Nos. 2-10816 and 811-58).

(7)(c) Form of Financial Institution Sales Contract - Incorporated by reference to Post-Effective Amendment No. 82 to the Registrant's
Registration Statement.

(8) Trustee Retirement Plan dated October 4, 1996 - Incorporated by reference to Post-Effective Amendment No. 86 to the Registrant's
Registration Statement (File Nos. 2-10816 and 811-58).

(9) Custodian Agreement with Putnam Fiduciary Trust Company dated May 3, 1991, as amended June 1, 2001 (File Nos. 2-10816 and 811-58).

(10)(a) Class A Distribution Plan and Agreement dated January 1, 1990, as amended on April 24, 1992 - Incorporated by reference to Post-Effective Amendment No. 81 to the Registrant's Registration
Statement (File Nos. 2-10816 and 811-58).

(10)(b) Class B Distribution Plan and Agreement dated April 24, 1992 - Incorporated by reference to Post-Effective Amendment No. 81 to the Registrant's Registration Statement (File Nos. 2-10816 and 811-58).

(10)(c) Class C Distribution Plan and Agreement dated July 16, 1999 (File Nos. 2-10816 and 811-58).

(10)(d) Class M Distribution Plan and Agreement dated November 28, 1994
- Incorporated by reference to Post-Effective Amendment No. 84 to the Registrant's Registration Statement (File Nos. 2-10816 and 811-58).

(10)(e) Form of Dealer Service Agreement - Incorporated by reference to Post-Effective Amendment No. 86 to the Registrant's Registration
Statement (File Nos. 2-10816 and 811-58).

(10)(f) Form of Financial Institution Service Agreement - Incorporated by reference to Post-Effective Amendment No. 86 to the Registrant's Registration Statement (File Nos. 2-10816 and 811-58).

(10)(g) Rule 18f-3 Plan dated November 1, 1999 - Incorporated by reference to Post-Effective Amendment No. 88 to the Registrant's
Registration Statement (File Nos. 2-10816 and 811-58).

(11) Opinion of Ropes & Gray, including consent - Exhibit 3.

(12) Opinion of Ropes & Gray as to Tax Matters - To be filed by
Post-Effective Amendment.

(13) Investor Servicing Agreement dated June 3, 1991 with Putnam
Fiduciary Trust Company - Incorporated by reference to Post-Effective Amendment No. 79 to the Registrant's Registration Statement (File Nos. 2-10816 and 811-58).

(14)(a) Consent of PricewaterhouseCoopers LLP, Independent Accountants to The George Putnam Fund of Boston - Exhibit 4.

(14)(b) Consent of PricewaterhouseCoopers LLP, Independent Accountants to Putnam Balanced Fund - Exhibit 5.

(14)(c) Consent of PricewaterhouseCoopers LLP, Independent Accountants to Putnam Balanced Retirement Fund - Exhibit 6.

(15) Not applicable.

(16) Powers of Attorney - Exhibit 7.

(17) Not applicable.

Item 17. Undertakings

(a) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) under the Securities Act of 1933, as amended, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(b) The undersigned Registrant agrees that every prospectus that is filed under paragraph (a) above will be filed as a part of an amendment to this Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Act, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(c) The Registrant agrees to file an opinion of counsel supporting the tax consequences of the proposed reorganization as an amendment to this Registration Statement within a reasonable time after receipt of such opinion.

NOTICE

A copy of the Agreement and Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this Registration Statement has been executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually, and the obligations of or arising out of this Registration Statement are not binding upon any of the Trustees, officers, or shareholders of the Registrant individually, but are binding only upon the assets and property of the Registrant.

SIGNATURES

As required by the Securities Act of 1933, as amended, this Registration Statement has been signed on behalf of the Registrant, in the City of Boston and The Commonwealth of Massachusetts on the 26th day of April, 2002.

THE GEORGE PUTNAM FUND OF BOSTON By: Gordon H. Silver, Vice President

As required by the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                      Title

/s/ John A. Hill               Chairman of the Trustees
John A. Hill

/s/ George Putnam, III         President; Principal Executive Officer;
George Putnam, III Trustee

/s/ Charles E. Porter          Principal Financial Officer;
Charles E. Porter              Executive Vice President; Treasurer

/s/ Michael T. Healy           Principal Accounting Officer; Assistant
Michael T. Healy               Treasurer

/s/ Jameson A. Baxter          Trustee
Jameson A. Baxter

/s/ Charles B. Curtis          Trustee
Charles B. Curtis

/s/ Ronald J. Jackson          Trustee
Ronald J. Jackson

/s/ Paul L. Joskow             Trustee
Paul L. Joskow

/s/ Elizabeth T. Kennan        Trustee
Elizabeth T. Kennan

/s/ Lawrence J. Lasser         Trustee
Lawrence J. Lasser

/s/ John H. Mullin, III        Trustee
John H. Mullin, III

/s/ Robert E. Patterson        Trustee
Robert E. Patterson

/s/ A.J.C. Smith               Trustee
A.J.C. Smith

/s/ W. Thomas Stephens         Trustee
W. Thomas Stephens

/s/ W. Nicholas Thorndike      Trustee
W. Nicholas Thorndike

                               By: Gordon H. Silver
                               as Attorney-in-Fact
                               April 26, 2002

EXHIBIT INDEX

(4)(a) Agreement and Plan of Reorganization between the George
Putnam Fund and Balanced Fund -- Exhibit 1.

(4)(b) Agreement and Plan of Reorganization between the George
Putnam Fund and Balanced Retirement Fund -- Exhibit 2.

(11) Opinion of Ropes & Gray, including consent -- Exhibit 3.

(14)(a) Consent of PricewaterhouseCoopers LLP, Independent Accountants to The George Putnam Fund of Boston -- Exhibit 4.

(14)(b) Consent of PricewaterhouseCoopers LLP, Independent Accountants to Putnam Balanced Fund -- Exhibit 5.

(14)(c) Consent of PricewaterhouseCoopers LLP, Independent Accountants to Putnam Balanced Retirement Fund -- Exhibit 6.

(16) Powers of Attorney -- Exhibit 7.